UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22743

Blackstone Alternative Investment Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

28th Floor

New York, NY 10154

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 583-5000

Peter Koffler, Esq.

c/o Blackstone Alternative Investment Advisors LLC

345 Park Avenue

28th Floor

New York, NY 10154

(Name and Address of Agent for Service)

With a copy to:

James E. Thomas, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Item 1.	Reports to Stockholders.

Blackstone

Blackstone Alternative Multi-Strategy Fund

a series of Blackstone Alternative Investment Funds

Annual Report For the Year Ended March 31, 2020

Beginning on January 25, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website. You will be notified by mail each time a report is available, and you will be provided with a website link to access the report.

If you already have elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Distributor or the Fund may elect to receive shareholder reports and other communications from the Fund electronically by calling 1-855-890-7725 to make such arrangements. Shareholders who hold accounts through an investment advisor, bank, or broker-dealer should contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Distributor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-855-890-7725 to make such arrangements. For shareholders who hold accounts through an investment advisor, bank, or broker-dealer, please contact your financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. If your Fund shares are held through a financial intermediary, your election to receive reports in paper will apply to all funds held with that financial intermediary.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

All investors should consider the investment objectives, risks, charges and expenses of the Blackstone Alternative Multi-Strategy Fund (the “Fund”) carefully before investing. The prospectus and the summary prospectus contain this and other information about the Fund. You can obtain a prospectus and a summary prospectus from the Fund’s website (www.bxmix.com). All investors are urged to carefully read the prospectus and the summary prospectus in its entirety before investing. Interests in the Fund are offered through Blackstone Advisory Partners L.P., a member of FINRA and an affiliate of Blackstone Alternative Investment Advisors LLC, the Fund’s investment adviser (“BAIA” or the “Investment Adviser”).

Important Risks: An investment in the Fund should be considered a speculative investment that entails substantial risks; you may lose part or all of your investment or your investment may not perform as well as other investments. The Fund’s investments involve special risks including, but not limited to, loss of all or a significant portion of the investment due to leveraging, short-selling, or other speculative practices, lack of liquidity and volatility of returns. The following is a summary description of certain additional principal risks of investing in the Fund:

Allocation Risk - BAIA’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, sub-adviser or security may be incorrect and this may have a negative impact upon performance. Debt Securities Risk - investments in debt securities, such as bonds and certain asset- backed securities involve certain risks which may cause the securities to lose value, including credit risk, liquidity risk, extension risk, interest rate risk, prepayment risk, and variable and floating rate instrument risk. Derivatives Risk - the use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Derivatives can be volatile and illiquid, can subject to counterparty credit risk, and may entail investment exposure greater than their notional amount. Distressed Securities Risk - investments in securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations involve a high degree of risk of loss since there is typically substantial uncertainty concerning the outcome of such situations. Equity Securities Risk - there is a risk of loss associated with price fluctuations of equity and preferred securities which change based on a company’s financial condition and overall market and economic environment. Event-Driven Trading Risk - involves the risk that the specific event identified may not occur as anticipated and that this may have a negative impact upon the market price of the securities involved. Foreign Investments/Emerging Markets Risk - involves special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. High Portfolio Turnover Risk - active trading of securities can increase transaction costs (thus lowering performance) and taxable distributions. Large Redemption Risk - large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Leverage Risk - use of leverage can produce volatility and may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Liquidity Risk - some securities held by the Fund, including, but not limited to, restricted, distressed, non-exchange traded, and/or privately placed securities, may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may be difficult to value and if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. Market Risk and Selection Risk - one or more markets in which the Fund invests may go down in value, possibly sharply and unpredictably, affecting the values of individual securities held by the Fund. Significant shocks to or disruptions of the financial markets or the real economy could adversely affect the liquidity and volatility of securities held by the Fund. Mortgage- and Asset-Based Securities Risk - these securities are subject to credit, interest rate, valuation, liquidity, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. Model and Technology Risk - involves the risk that model-based strategies, data gathering systems, order execution and trade allocation systems and risk management systems may not be successful on an ongoing basis or could contains errors, omissions, imperfections or malfunctions. Multi-Manager Risk - managers may make investment decisions which conflict with each other and as a result, the Fund could incur transaction costs without accomplishing any net investment result.

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Dear Blackstone Investor,

We are pleased to present this annual shareholder report for Blackstone Alternative Investment Funds (“BAIF”) and its series, Blackstone Alternative Multi-Strategy Fund (the “Fund”). This report includes portfolio commentary, a listing of the Fund’s investments and the Fund’s audited financial statements. Audited financial statements for the Fund cover the period from April 1, 2019 to March 31, 2020 (the “Reporting Period”).

The Fund’s investment objective is to seek capital appreciation. The Fund seeks this objective by allocating its assets among a variety of nontraditional, or “alternative,” investment strategies. Blackstone Alternative Investment Advisors LLC (the “Investment Adviser” or “BAIA”) determines the allocations of the Fund’s assets and allocates a majority of the Fund’s assets among a number of affiliated and unaffiliated investment advisory organizations (each, a “Sub-Adviser” and together, the “Sub-Advisers”) with experience managing alternative investment strategies and among investment funds. BAIA also manages a portion of the Fund’s assets directly and, from time to time, may instruct Sub-Advisers with respect to particular investments1. Each Sub-Adviser is responsible for the day-to-day management of the Fund’s assets that the Investment Adviser allocates to it. The Investment Adviser has the ultimate responsibility to oversee each Sub-Adviser, subject to the oversight of the Fund’s Board of Trustees. The Investment Adviser is also responsible for recommending the hiring, termination, and replacement of Sub-Advisers. In pursuing the Fund’s investment objective, BAIA focuses on the mitigation of market risk and seeks to maintain an investment portfolio with, on average, lower volatility relative to the broader equity markets.

Fund Performance2

The Reporting Period was comprised of three consecutive quarters of global equity market appreciation and one in which the preceding gains were entirely wiped out, as government-ordered shutdowns throughout the world in response to COVID-19 plunged financial markets into a broad-based drawdown. While the Fund largely weathered market turbulence through February month-end, it was not immune to the March drawdown, as equity markets around the world sold off aggressively and almost all asset classes suffered, with safe-haven Government bonds being among the only protective assets.

During the Reporting Period, the Fund generated a cumulative return, net of fees and expenses, of -12.32%. Over the same period, the HFRX Global Hedge Fund Index, a measure of hedge fund performance, returned -1.39%; the MSCI World Total Return Index, a measure of global equity market performance, returned -9.87%; the S&P 500 Total Return Index, a measure of US equity market performance, returned -6.98%; and

[1]

BAIA manages a portion of the Fund’s assets directly, including direct investments into underlying investment funds. During the Reporting Period, such direct investments included allocations to funds managed by Glenview Capital Management LLC, EJF Capital LLC, Aeolus Capital Management Ltd., Renaissance Technologies LLC and PIMCO Investment Management. For the avoidance of doubt, direct investments into these investment funds are not considered “Blackstone Strategies” as defined in the Fund’s prospectus. BAIA allocations are subject to change and BAIA’s fees on directly managed assets are not reduced by a payment to a sub-adviser.

[2]

Performance is shown net of the Expense Ratio less waived expenses for Class I shares. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance data above. There can be no assurance that the Fund will achieve its goals or avoid losses. Because of the broadly diversified and low beta nature of the portfolio, the Fund is not expected to participate in the full upside of broader equity and fixed income markets. The indices referenced herein are not benchmarks or targets for the Fund.

the Bloomberg Barclays Global Aggregate Bond Index, a measure of investment grade bond performance, returned 4.20%3.

Market and Portfolio Commentary

The Reporting Period was characterized by the maturation of the global business cycle and its transition from late cycle into recession. The slowdown and ultimate contraction in economic growth was affected by geopolitical events throughout the period that imposed heightened levels of uncertainty on financial markets.

During the calendar year ended December 31, 2019, global asset prices were disproportionately impacted by foreign policy and international relations. By the end of the second quarter of 2020, uncertainty tied to the US-China trade war and Brexit, combined with a Chinese pivot to slower but higher-quality growth, had led directly to a slowdown in global manufacturing levels. A noticeable deterioration in business conditions was evident in the EU, UK, Japan and China, and despite remaining close to stagnant, US manufacturing output in May and June registered its worst performance in the past decade4. In response, the Federal Reserve (“Fed”) eased monetary policy on three occasions between August 1 and October 31, 2019, lowering its target Fed Funds rate in an attempt to address concerns centered on a downturn in business investment and persistently weak inflation. Consistent with the market environment of the last 10 years in which declining global interest rates have driven abnormally high risk-adjusted returns, the first three quarters of 2019 proved to be no exception: repricing of discount rates re-priced future cash flows, driving a 10% rally in 10-year maturity bonds and an expansion in price-to-earnings multiples that resulted in a 20% rally in US equities.

Positive economic surprises in the fourth quarter of 2019, including de-escalation in the trade war, a positive US jobs report and a Brexit decision in the UK helped propel global financial markets further upward. On October 11th, President Trump announced a tentative agreement for the “first phase” of a trade deal with China and mutual tariffs scheduled to be imposed on December 15th were not implemented. Then, November Non-Farm Payrolls in the US jumped by a robust 266,000, offering respite to fears of slowing growth and bringing unemployment to a 50-year low. Finally, on December 12th, a landslide Conservative victory in the UK’s general election secured a clear mandate for Brexit, reducing uncertainty if not bringing closure. In an environment of declining geopolitical and economic uncertainty, investors felt more comfortable chasing the risk-on rally, bringing the S&P 500 to new all-time highs and a more than 30% return for the year.

The reduction in uncertainty would prove to be temporary, however, as Chinese authorities alerted the World Health Organization (“WHO”) on December 31, 2019 of a cluster of pneumonia cases in Wuhan City, Hubei province, China with an unknown cause. A novel coronavirus was eventually identified and, by January 13, 2020, WHO officials had confirmed a case in Thailand, the first to be recorded outside China. On February 11, 2020, official names for the virus (severe acute respiratory syndrome coronavirus 2 or SARS-CoV-2) and the disease it causes (coronavirus disease or COVID-19) were announced by the International Committee on Taxonomy of Viruses (“ICTV”) and WHO, respectively. In its statement, the ICTV’s 11-member committee group noted that the virus name put forth formally recognized this virus as a sister to the severe acute respiratory syndrome coronavirus (“SARS”) identified in 2003. That year, an epidemic of SARS lasted approximately six months as the disease spread to 26 countries and infected more than 8,000 people, resulting in 774 deaths5. On March 11, 2020, just over two months after WHO was first alerted of an outbreak, Director-General Tedros Adhanom noted more than 118,000 cases of COVID-19 in 114 countries and 4,291 lives lost. Citing deep concern for the alarming levels of spread and severity, as well as inaction worldwide, Adhanom announced WHO’s assessment that COVID-19 could be characterized as a pandemic.

[3]

The volatility of the indices presented may be materially different from that of the performance of the Fund. In addition, the indices employ different investment guidelines and criteria than the Fund; as a result, the holdings in the Fund may differ significantly from the securities that comprise the indices. The indices have not been selected to represent benchmarks for the Fund, but rather are disclosed to allow for comparison of the Fund’s performance to that of well-known and widely recognized indices. In the case of equity indices, performance of the indices reflects the reinvestment of dividends.

[4]	IHS Markit Purchasing Managers’ Index® (PMI®)
[5]	Centers for Disease Control and Prevention (CDC)

This pandemic led to one of the fastest contractions in global economic activity in history in the first quarter of 2020. Unlike previous end-of-cycle events that have typically been driven by a buildup of untenable macroeconomic imbalances, this slowdown differed materially in that it has been caused by a global, government-mandated cessation of certain economic activity in an attempt to combat a major health crisis. Going into this downturn, consumer balance sheets were generally strong, home loan-to-value ratios had fallen largely as a result of price appreciation, and banks were much less levered as a result of regulatory restrictions imposed after the Global Financial Crisis (“GFC”). While the reaction to the pandemic has impacted both the supply and demand sides of the economic equation, it is the pace of the drawdown, exacerbated by the flooding of global oil markets with Saudi and Russian supply following a disagreement on production cuts between OPEC and its allies, which we believe led to several record-breaking losses:

•

US equal-weighted equities experienced their largest quarterly drawdown since 1990 and a 22-day drop into bear market territory—the fastest such drop in history, while mid- and small-cap indices witnessed their biggest quarterly drawdowns ever[6]

•	10-year US treasury yields fell to as low as 54bps—a 134bps drop in response to the expected economic fallout[7]
•	Investment grade and high-yield credit experienced peak-to-trough declines of 14.7% and 21.4%, respectively—their largest drawdowns since September 2008[8]
•	Structured credit markets suffered losses between 30-50% at a significantly faster rate than during the GFC[9]
•	Oil fell 66.5% to levels not seen in over 19 years[10]
•	Emerging markets high-yield sovereign debt fell 28.7% in less than a month—its fastest drawdown on record[11]
•	Mortgage REITs lost 63.6% of their value—their greatest fall since, and at a much faster rate than during, the GFC[12]

The extent of the impact of a global slowdown in consumption and production as a result of protective actions taken in response to COVID-19 is difficult to predict with accuracy, and the economic consequences of such a feedback loop are just beginning to come into focus. While February saw the lowest US unemployment rate in recent history13, the number of Americans filing for unemployment benefits jumped to 3.28 million for the week ending March 21st, more than 11x those of the prior week, more than 3x consensus expectations, and the highest absolute figure since the series began in 196714. A record 6.65 million initial jobless claims followed in the week ending March 28th, again exceeding analyst expectations15. Unfortunately, initial economic impact

[6]

Bloomberg. Performance is measured by the following indices: Equities: S&P 500 Equal Weight Index Total Return -26.7%, Mid-Cap: S&P 400 Index Total Return -29.70%, Small-Cap: S&P 600 Index Total Return: -32.65%.

[7]

Federal Reserve Bank of St. Louis. Treasury yields reference US 10-year Notes during the first quarter of 2020. During this period, the highest closing yield was 188bps on January 2nd, while the lowest rate was 54bps on March 9th. As of March 31, 2020, the end of the quarter, the closing yield was 70bps.

[8]

Bloomberg. Investment Grade Credit is measured by the J.P. Morgan Investment Grade Credit Index during its peak-to-trough period (March 6, 2020 – March, 20, 2020). The index returned -3.43% in Q1 2020. High-Yield Credit is measured by the J.P. Morgan US High-Yield Credit Index during its peak-to-trough period (2/20/2020 – 3/23/2020). The index returned -14.30% in Q1 2020.

[9]	Bloomberg. Structured Credit Markets are represented by CMBX BBB- CDSI S12 PRC Corp, which returned -46.57% during its peak-to-trough period (2/12/2020 – 3/24/2020) and -32.53% in Q1 2020.
[10]	Bloomberg. Oil is measured by the Active WTI Crude Oil Futures Contract (“CL1 COMB Comdty”), which returned -66.46% in Q1 2020.
[11]

Bloomberg. Emerging Markets High-Yield Sovereign Debt is measured by the JP Morgan EMBI Global Diversified High-Yield Index (“JPGCHY”) during its peak-to-trough period (2/21/2020 – 3/23/2020). JPGCHY returned -22.44% in Q1 2020.

[12]	Federal Reserve Bank of St. Louis Economic Research: Weekly Initial Claims (as of March 28th, 2020)
[13]	US Bureau of Labor Statistics.
[14]	Trading Economics: United States Initial Jobless Claims.
[15]	Federal Reserve Bank of St. Louis Economic Research: Weekly Initial Claims (as of March 28th, 2020).

has not been limited to the US—a recent report projected the year-over-year change in real GDP for the UK to be -6.5% in 2020, which would make it the third largest annual contraction since 1900 and significantly larger than the -4.2% faced in the aftermath of the GFC in 200916.

The government response to this threat has been broad. Central banks have largely revisited the monetary policy playbook adopted in response to the GFC to support the efficient functioning of capital markets and they have generally exceeded expectations in the speed of their action. On March 15, 2020, the Fed cut its benchmark interest rate to the zero lower-bound from 1.50% at the start of the month. The Fed has also supported liquidity in international funding markets, treasuries, mortgages, asset-backed securities, money markets (commercial paper) and repurchase agreements, in part by pledging to purchase hundreds of billions of treasuries, mortgage-backed-securities, and investment grade bonds as the buyer of last resort. In terms of fiscal policy, lawmakers have reached across the aisle to bring together a $2 trillion relief package known as the Coronavirus Aid, Relief, and Economic Security Act (“CARES”), which aims to provide financial support for individuals, corporations, and the broader public health system. US lawmakers are already constructing the next phase of this response, signaling a similar open-ended posture to that demonstrated by the Fed. Many government institutions around the globe are rolling out similar measures to support the healthy functioning of financial markets. These include a €750 billion Pandemic Purchasing program by the European Central Bank (“ECB”), interest rate cuts and emergency spending provisions in the UK, and wide-scale lending through zero interest rate facilities for low-income countries by the International Monetary Fund (“IMF”), among many other country-specific efforts. These fiscal and monetary policy responses are large and have historically been helpful in mitigating the impact of any potential economic slowdown.

The Fund entered Q1 2020 conservatively positioned, with (i) low beta to equities, (ii) an over-allocation to securities backed by agency mortgages and commercial real estate, predicated on our view of stronger fundamentals relative to those of corporate credit, (iii) balanced, diversifying exposures, and (iv) ample sources of liquidity. While the deliberate defensive positioning and diversification mitigated volatility in January and February, allocations to certain Credit and Multi-Asset exposures ultimately detracted from performance in March largely due to the broad-based market drawdown described in the commentary above.

Over the Reporting Period, the Fund’s Equity strategies were the largest contributor to performance (+0.42%18). Against a materially negative global equity market backdrop, Equity Market Neutral sub-strategies posted gains, benefitting from the performance of uncorrelated quantitative strategies, even in the recent drawdown. These strategies generated profits as volatility increased and exploited mispricing in technical factors resulting from the market dislocation. Equity Long/Short sub-strategies, meanwhile, suffered losses in the first quarter of 2020 that more than offset their profits through the first three quarters of the Reporting Period. These sub-strategies were negatively impacted in the first quarter by broad-based de-risking in the market and their exposure to the Health Care sector, which broadly suffered (S&P 500 Health Care Index TR returned -13%17) in light of the pandemic. The Fund also benefited from portfolio hedges implemented by BAIA. Since mid-2017, BAIA has hedged out residual equity beta in this portion of the portfolio via a short S&P futures position, which helped mitigate losses in the recent market drawdown.

Credit strategies were a large detractor to the Fund’s performance (-6.28%18). Over the past few years, BAIA has reduced corporate credit risk in favor of structured credit. Prior to the COVID-19 outbreak, BAIA observed the fundamental strength of the US consumer relative to global corporations, and the Fund increased allocations to Fixed Income—Asset Backed sub-strategies accordingly. These sub-strategies included exposures to collateralized securities such as Residential Mortgage-Backed Securities (“RMBS”) and Commercial Mortgage-Backed Securities (“CMBS”). In the second half of March, BAIA began to see forced unwinding from a variety of market participants, particularly in mortgages and other Fixed Income-Asset Backed exposures. Against this backdrop, the Fund’s exposure to Fixed Income—Asset Backed sub-strategies resulted in negative performance attribution. The performance of Distressed/Restructuring sub-strategies with

[16]	Deutsche Bank: 800 Years of Large Economic Contractions (March 30, 2020).
[17]

Indices are provided for illustrative purposes only. They have not been selected to represent benchmarks or targets for the Fund, but rather are disclosed to allow for comparison of the Fund’s performance to that of well-known and widely recognized indices.

[18]	Sub-strategy contribution is shown gross of all fees and expenses. Estimated and unaudited.

exposure to debt securities tied to financial institutions suffered as well. BAIA believes that the underlying collateral and fundamental value of the Fund’s Credit exposures are sound, and that there is the potential for price recovery for certain high-quality credits once market conditions eventually normalize.

Multi-Asset strategies also detracted from performance during the Reporting Period (-4.02%18). Discretionary Thematic sub-strategies were adversely affected by exposure to emerging market debt, particularly sovereign and quasi-sovereign bonds, which drew down in light of a selloff in oil prices and a subsequent wave of retail outflows from the sector. Exposure to Multi-Strategy sub-strategies also experienced losses during the Reporting Period. Within this portion of the book, exposure to risk parity strategies, which typically allocate capital across multiple asset classes by equalizing the risk contributions of each, came under pressure. These strategies can provide a meaningful source of diversification when negative correlations hold between the asset classes, however, when cross-asset correlations increase, as was the case during March 2020, these strategies can unwind. While the Fund’s exposure to risk parity strategies was one of its strongest performers in 2019, it was ultimately a large detractor for the Reporting Period.

We are grateful for your choosing to invest with us and for giving us the opportunity to serve you for years to come.

Sincerely,

•	Gideon Berger
•	Raymond Chan
•	Min Htoo
•	Robert Jordan
•	Ian Morris
•	Alberto Santulin
•	Stephen Sullens

Note: We want to make you aware of a change in our Portfolio Manager line-up—effective as of September 11, 2019, Raymond (“Ray”) Chan has joined the Fund as a Portfolio Manager. Ray demonstrates high-quality, experienced investment talent that will be additive to our investment process. He serves alongside the Fund’s six other existing Portfolio Managers. For more information on Ray’s experience, please refer to the “Portfolio Managers” section on www.bxmix.com.

[18]	Sub-strategy contribution is shown gross of all fees and expenses. Sub-strategy contribution is estimated and unaudited.

Performance Summary

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect taxes that an investor would pay on fund distributions or on the sale of fund shares. To obtain the most recent month-end performance, visit www.bxmix.com.

Value of a $10,000 Investment Since Inception at Net Asset Value*

None of the indices presented are benchmarks or targets for the Fund.

*	The line graph represents historical performance of a hypothetical investment of $10,000 from Inception (June 16, 2014) to March 31, 2020, assuming the reinvestment of distributions.

Cumulative Total Return

	For the Year Ended March 31, 2020	Since Inception (June 16, 2014)
Class I Shares (“BXMIX”)	(12.32)%	1.6%
HFRX Global Hedge Fund Index	(1.39)%	(2.58)%
MSCI World Total Return Index	(9.87)%	24.71%
Bloomberg Barclays Global Aggregate Bond Index	4.20%	7.86%

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Portfolio Information

March 31, 2020

Geographic Breakdown	Percentage of Total Net Assets
North America	58.4%
Europe	1.8
South America	1.7
Middle East	0.7
Asia	0.6
Africa	0.1
Oceania	0.0 [2]
Other [1]	20.6
Securities Sold Short	(5.5)
Other Assets and Liabilities [3]	21.6

Total	100.0%

[1]	Includes Sovereign Debt, Exchange-Traded Funds, Warrants, Short-Term Investment—Money Market Fund, Repurchase Agreements and Purchased Options.
[2]	Represents less than 0.1%.
[3]

Assets, other than investments in securities, net of other liabilities. See Consolidated Statement of Assets and Liabilities. A significant portion of the balance represents cash collateral for derivatives.

Portfolio Composition	Percentage of Total Net Assets
Mortgage-Backed Securities	21.3%
Sovereign Debt	15.0
Common Stock	10.8
Investments in Investee Funds	8.9
Corporate Bonds & Notes	6.0
Repurchase Agreements	5.0
Asset-Backed Securities	4.7
Bank Debt	4.4
U.S. Treasury Obligations	3.7
U.S. Government Sponsored Agency Securities	3.2
Exchange-Traded Funds	0.4
Municipals	0.4
Warrants	0.1
Convertible Bonds	0.0	[2]
Preferred Stock	0.0	[2]
Short-Term Investment-Money Market Funds	0.0	[2]
Other [1]	0.0	[2]
Securities Sold Short	(5.5)
Other Assets and Liabilities [3]	21.6

Total	100.0%

[1]	Includes Purchased Options.
[2]	Represents less than 0.1%.
[3]

Assets, other than investments in securities, net of other liabilities. See Consolidated Statement of Assets and Liabilities. A significant portion of the balance represents cash collateral for derivatives.

Credit Quality Allocation[1]	Percentage of Total Investments in Securities
AAA/Aaa[2]	9.9%
AA/Aa	0.8
A	1.7
BBB/Baa	6.8
BB/Ba	8.7
B	15.7
CCC/Caa	2.7
CC/Ca	0.5
D	0.1
Not Rated	27.6
Other[3]	25.5

Total Investments in Securities	100.0%

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) ratings.
[2]	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the Investment Adviser.
[3]	Includes Common Stock, Exchange-Traded Funds, Short-Term Investment—Money Market Fund and Purchased Options.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Portfolio Information (Continued)

March 31, 2020

Industry	Percentage of Total Net Assets
Asset Management	3.0%
Integrated Oils	2.2
Health Care Facilities & Services	1.8
Biotechnology & Pharmaceuticals	1.5
Retail-Discretionary	1.1
Banking	1.0
Exploration & Production	0.8
Medical Equipment & Devices	0.7
Real Estate	0.6
Industrial Other	0.5
Retail-Consumer Discretionary	0.5
Utilities	0.5
Gaming, Lodging & Restaurants	0.4
Oil, Gas & Coal	0.4
Pipeline	0.4
Software & Services	0.4
Advertising & Marketing	0.3
Consumer Services	0.3
Home Improvement	0.3
Machinery Manufacturing	0.3
Media	0.3
Software	0.3
Consumer Finance	0.2
Consumer Products	0.2
Financial Services	0.2
Food & Beverage	0.2
Managed Care	0.2
Manufactured Goods	0.2
Property & Casualty Insurance	0.2
Refining & Marketing	0.2
Banks	0.1
Cable & Satellite	0.1
Chemicals	0.1
Commercial Services	0.1
Containers & Packaging	0.1
Entertainment Resources	0.1
Hardware	0.1
Internet Media	0.1
Iron & Steel	0.1
Metals & Mining	0.1
Oil & Gas Services & Equipment	0.1
Publishing & Broadcasting	0.1
Recreation Facilities & Services	0.1
Restaurants	0.1
Retail-Consumer Staples	0.1
Semiconductors	0.1

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Portfolio Information (Continued)

March 31, 2020

Industry	Percentage of Total Net Assets
Specialty Finance	0.1%
Telecommunications	0.1
Travel & Lodging	0.1
Wireless Telecommunications Services	0.1
Aerospace & Defense	0.0	[1]
Airlines	0.0	[1]
Apparel & Textile Products	0.0	[1]
Auto Parts Manufacturing	0.0	[1]
Automobiles Manufacturing	0.0	[1]
Automotive	0.0	[1]
Casinos & Gaming	0.0	[1]
Coal Operations	0.0	[1]
Communications Equipment	0.0	[1]
Construction Materials	0.0	[1]
Construction Materials Manufacturing	0.0	[1]
Defence Equipment	0.0	[1]
Design, Manufacturing & Distribution	0.0	[1]
Distributors-Consumer Staples	0.0	[1]
Distributors-Discretionary	0.0	[1]
Educational Services	0.0	[1]
Electric Utilities	0.0	[1]
Electrical Equipment	0.0	[1]
Electrical Equipment Manufacturing	0.0	[1]
Engineering & Construction Services	0.0	[1]
Entertainment Contents	0.0	[1]
Forest & Paper Products	0.0	[1]
Home & Office Products	0.0	[1]
Homebuilders	0.0	[1]
Industrial Services	0.0	[1]
Institutional Financial Services	0.0	[1]
Insurance	0.0	[1]
Leisure Products	0.0	[1]
Machinery	0.0	[1]
Medical Equipment & Devices Manufacturing	0.0	[1]
Passenger Transportation	0.0	[1]
Pharmaceuticals	0.0	[1]
Power Generation	0.0	[1]
Renewable Energy	0.0	[1]
Technology Services	0.0	[1]
Transportation & Logistics	0.0	[1]
Transportation Equipment	0.0	[1]
Waste & Environmental Services & Equipment	0.0	[1]
Other[2]	62.7
Securities Sold Short	(5.5)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Portfolio Information (Continued)

March 31, 2020

Industry	Percentage of Total Net Assets
Other Assets and Liabilities[3]	21.6%

Total Investments	100.0%

[1]	Represents less than 0.1%.
[2]

Includes Asset-Backed Securities, Sovereign Debt, Municipals, Mortgage-Backed Securities, U.S. Government Sponsored Agency Securities, U.S. Treasury Obligations, Exchange-Traded Funds, Warrants, Investments in Investee Funds, Short-Term Investment—Money Market Fund, Repurchase Agreements and Purchased Options.

[3]

Assets, other than investments in securities, net of other liabilities. See Consolidated Statement of Assets and Liabilities. A significant portion of the balance represents cash collateral for derivatives.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments

March 31, 2020

Security Description	Shares	Value

INVESTMENTS IN SECURITIES — 83.9%
COMMON STOCK — 10.8%
Africa — 0.0%
Chemicals — 0.0%
Sasol Ltd., ADR (a)	500	$1,005

Metals & Mining — 0.0%
AngloGold Ashanti Ltd., ADR	300	4,989
Gold Fields Ltd., ADR	400	1,900
Harmony Gold Mining Co. Ltd., ADR (a)	500	1,090

		7,979

Specialty Finance — 0.0%
Net 1 UEPS Technologies, Inc. (a)	2,900	8,439

Total Africa		17,423

Asia — 0.6%
Asset Management — 0.1%
CITIC Capital Acquisition Corp. (a),(c),(b)	702,800	6,922,580

Biotechnology & Pharmaceuticals — 0.0%
Sinovac Biotech Ltd. (a),(b)	200	1,294

Consumer Products — 0.0%
Viomi Technology Co. Ltd. (b)	400	1,740

Consumer Services — 0.0%
New Oriental Education & Technology Group, Inc., ADR (a)	100	10,824
Tarena International, Inc., ADR (b),(a)	900	3,447

		14,271

Gaming, Lodging & Restaurants — 0.0%
Melco Resorts & Entertainment Ltd., ADR	27,200	337,280

Health Care Facilities & Services — 0.0%
Global Cord Blood Corp. (b),(a)	1,829	5,816

Machinery — 0.0%
China Yuchai International Ltd. (b)	1,245	13,396
Hollysys Automation Technologies Ltd.	6,700	86,430

		99,826

Media — 0.0%
Phoenix New Media Ltd., ADR (b)	1,100	1,362
Sohu.com Ltd., ADR (a),(b)	3,200	19,936
Tencent Music Entertainment Group, ADR (a)	100	1,006

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Trip.com Group Ltd., ADR (a)	200	$4,690
Weibo Corp., ADR (a)	10	331

		27,325

Real Estate — 0.0%
Xinyuan Real Estate Co. Ltd., ADR (b)	3,400	7,412

Retail—Discretionary — 0.5%
Alibaba Group Holding Ltd., ADR (a),(c),(b)	143,683	27,943,470
Pinduoduo, Inc., ADR(a)	600	21,618

		27,965,088

Semiconductors — 0.0%
Kulicke & Soffa Industries, Inc.	8,300	173,221
Magnachip Semiconductor Corp. (a),(b)	9,700	107,185
Silicon Motion Technology Corp., ADR	1,000	36,660
United Microelectronics Corp., ADR	1,500	3,255

		320,321

Specialty Finance — 0.0%
Hexindai, Inc., ADR (a)	1,900	798

Technology Services — 0.0%
Wipro Ltd., ADR	34	105
WNS Holdings Ltd., ADR (a)	5,300	227,794

		227,899

Telecommunications — 0.0%
Aspire Holdings LLC, Class A (c),(d),(a)	1,502,082	2
China Telecom Corp. Ltd., ADR (b)	4,700	143,444
China Unicom Hong Kong Ltd., ADR	100	588
VEON Ltd., ADR	38,300	57,833

		201,867

Total Asia		36,133,517

Europe — 0.3%
Asset Management — 0.1%
Bespoke Capital Acquisition Corp., A Shares (a),(c)	750,000	7,267,500

Automotive — 0.0%
Fiat Chrysler Automobiles NV	20,100	144,519

Biotechnology & Pharmaceuticals — 0.2%
CRISPR Therapeutics AG (a)	6,200	262,942
GlaxoSmithKline PLC, ADR	200	7,578
InflaRx NV (a)	2,300	8,786
Novartis AG (c)	160,310	13,299,484

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Prothena Corp. PLC (a),(b)	6,000	$64,200

		13,642,990

Chemicals — 0.0%
Orion Engineered Carbons SA (a)	16,800	125,328

Iron & Steel — 0.0%
ArcelorMittal (b)	503	4,693

Media — 0.0%
Trivago NV, ADR (a)	4,600	6,716

Medical Equipment & Devices — 0.0%
Trinity Biotech PLC, ADR (a),(b)	1,400	1,540

Oil, Gas & Coal — 0.0%
TechnipFMC PLC	24,600	165,804

Recreation Facilities & Services — 0.0%
Manchester United PLC, Class A	300	4,515

Retail—Discretionary — 0.0%
Hudson Ltd., Class A (a)	8,800	44,176

Semiconductors — 0.0%
NXP Semiconductors NV (c),(b)	8,150	675,880

Software — 0.0%
Micro Focus International plc, ADR (a),(b)	6,400	32,448

Specialty Finance — 0.0%
Fly Leasing Ltd., ADR (a)	100	704

Technology Services — 0.0%
Atento SA (a),(b)	4,500	4,950

Transportation & Logistics — 0.0%
Costamare, Inc.	600	2,712
Diana Shipping, Inc. (a)	147	217
GasLog Partners LP	300	669
Golden Ocean Group Ltd. (a),(b)	320	1,002
Safe Bulkers, Inc. (a),(b)	12,300	14,637
SFL Corp. Ltd.	100	947
Tsakos Energy Navigation Ltd. (a),(b)	6,700	21,842

		42,026

Utilities — 0.0%
Atlantica Yield PLC	7,700	171,710

Total Europe		22,335,499

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Middle East — 0.0%
Aerospace & Defense — 0.0%
Ituran Location and Control Ltd. (b)	300	$4,263

Biotechnology & Pharmaceuticals — 0.0%
Intec Pharma Ltd. (a),(b)	500	95

Electrical Equipment — 0.0%
Camtek Ltd. (b)	4,100	34,522

Hardware — 0.0%
Ceragon Networks Ltd. (a),(b)	2,400	3,024
Radware Ltd. (a)	900	18,963

		21,987

Semiconductors — 0.0%
Mellanox Technologies Ltd. (a)	300	36,396
Nova Measuring Instruments Ltd. (a),(b)	800	26,120
Tower Semiconductor Ltd. (a)	5,700	90,744

		153,260

Software — 0.0%
Allot Ltd. (a),(b)	800	7,560

Total Middle East		221,687

North America — 9.9%
Aerospace & Defense — 0.0%
AAR Corp. (b)	2,500	44,400
American Outdoor Brands Corp. (a)	8,500	70,550
Astronics Corp. (a),(b)	2,800	25,704
Ducommun, Inc. (a),(b)	800	19,880
HEICO Corp.	1,188	88,636
Hexcel Corp.	23,299	866,490
Raytheon Co. (b)	2,900	380,335
Spirit AeroSystems Holdings, Inc., Class A (a)	300	7,179
Woodward, Inc. (a)	100	5,944

		1,509,118

Apparel & Textile Products — 0.0%
Culp, Inc. (b)	1,800	13,248
Levi Strauss & Co., Class A	4,800	59,664
Tapestry, Inc. (a),(b)	77,200	999,740
Under Armour, Inc., Class A (a)	1,000	9,210
Unifi, Inc. (a),(b)	1,100	12,705
VF Corp. (b)	1	54
Vince Holding Corp. (a),(b)	306	1,187

		1,095,808

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Asset Management — 2.8%
Amplitude Healthcare Acquisition Corp., Class A (a),(c),(b)	300,000	$2,865,000
Apex Technology Acquisition Corp., Class A (a),(c),(b)	1,050,000	10,258,500
Apollo Investment Corp.	4,000	27,000
Ares Capital Corp.	27,200	293,216
Ares Management Corp., Class A (b)	1,400	43,302
ARYA Sciences Acquisition Corp., Class A (a),(c),(b)	419,940	4,270,790
Bain Capital Specialty Finance, Inc.	14,400	133,488
BlackRock Capital Investment Corp. (b)	19,000	41,800
BlackRock TCP Capital Corp. (b)	16,400	102,500
BrightSphere Investment Group PLC (a)	14,900	95,211
Calamos Asset Management, Inc. (a)	7,100	0
Capital Southwest Corp. (b)	2,300	26,266
Capitala Finance Corp. (b)	4,500	14,085
CHP Merger Corp. (a),(c),(b)	825,000	8,167,500
Churchill Capital Corp. II (a),(c),(b)	38,000	383,800
Churchill Capital Corp. II, Class A (a),(c),(b)	750,000	7,462,500
Churchill Capital Corp. III (a),(c),(b)	1,294,000	12,940,000
Collier Creek Holdings, Class A (a),(c),(b)	224,400	2,295,612
Conyers Park II Acquisition Corp., Class A (a),(c),(b)	500,000	5,335,000
Crescent Acquisition Corp., Class A (a),(c),(b)	500,000	4,925,000
DFP Healthcare Acquisitions Corp. (a),(c),(b)	700,000	6,944,000
Far Point Acquisition Corp., Class A (a),(c),(b)	266,667	2,698,670
Fidus Investment Corp. (b)	5,600	37,072
FinServ Acquisition Corp., Class A (a),(c),(b)	333,334	3,200,006
Flying Eagle Acquisition Corp. (a),(c),(b)	1,266,400	12,626,008
Forum Merger II Corp., Class A (a),(c),(b)	31,000	318,990
Franklin Resources, Inc.	200	3,338
Garrison Capital, Inc. (b)	1,300	2,210
GigCapital2, Inc. (a),(c),(b),(d)	500,000	55,050
Gladstone Capital Corp.	300	1,686
Gladstone Investment Corp. (b)	9,200	72,220
Gores Holdings IV, Inc. (a),(c),(b)	91,837	924,798
Gores Metropoulos, Inc., Class A (a),(c),(b)	750,000	7,612,500
Great Elm Capital Corp. (b)	200	560
GX Acquisition Corp., Class A (a),(c),(b)	500,000	4,900,000
Haymaker Acquisition Corp. II, Class A (a),(c),(b)	600,000	5,874,000
Healthcare Merger Corp., Class A (a),(c),(b)	562,500	5,540,625
Hennessy Capital Acquisition Corp., Class A (a),(c),(b)	380,000	3,841,800
Horizon Technology Finance Corp. (b)	4,600	37,352
InterPrivate Acquisition Corp. (a),(c),(b)	250,000	2,472,500
Juniper Industrial Holdings, Inc. (a),(c),(b)	398,243	3,831,098

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Landcadia Holdings II, Inc., Class A (a),(c),(b)	750,000	$7,410,000
LifeSci Acquisition Corp. (a),(c),(b)	134,000	1,319,900
Manning & Napier, Inc. (b)	1,600	2,000
Medallion Financial Corp. (a),(b)	1,600	2,976
Monocle Acquisition Corp. (a),(c),(b)	200,000	2,010,000
Monroe Capital Corp. (b)	3,500	24,850
New Mountain Finance Corp.	1,600	10,880
New Providence Acquisition Corp., Class A (a),(c),(b)	600,000	5,880,000
Newtek Business Services Corp.	3,200	42,272
Oaktree Specialty Lending Corp.	39,400	127,656
Oppenheimer Holdings, Inc., Class A (b)	700	13,832
Osprey Technology Acquisition Corp., Class A (a),(c),(b)	711,562	6,916,383
Oxford Square Capital Corp. (b)	6,800	17,340
PennantPark Floating Rate Capital Ltd. (b)	10,800	52,488
PennantPark Investment Corp. (b)	18,700	48,433
Portman Ridge Finance Corp. (b)	4,800	4,492
PropTech Acquisition Corp., Class A (a),(c),(b)	195,000	1,920,750
Saratoga Investment Corp. (b)	100	1,151
SCVX Corp. (a),(c),(b)	428,572	4,272,863
Silver Spike Acquisition Corp., Class A (a),(c),(b)	375,000	3,690,000
Software Acquisition Group, Inc., Class A (a),(c),(b)	448,500	4,319,055
Solar Capital Ltd. (b)	11,800	137,352
Solar Senior Capital Ltd. (b)	1,800	17,478
South Mountain Merger Corp., Class A (a),(c),(b)	400,000	3,880,000
Subversive Capital Acquisition Corp., Class A (a),(c)	1,000,000	9,690,000
TCG BDC, Inc. (b)	14,000	73,080
THL Credit, Inc. (b)	5,300	14,045
Thunder Bridge Acquisition II Ltd., Class A (a),(c),(b)	375,000	3,656,250
TriplePoint Venture Growth BDC Corp. (b)	1,500	8,610
Tuscan Holdings Corp. (a),(c),(b)	400,000	3,988,000
Tuscan Holdings Corp. II (a),(c),(b)	316,300	3,077,599
WhiteHorse Finance, Inc. (b)	5,700	40,356
WisdomTree Investments, Inc.	200	466

		183,345,610

Automotive — 0.0%
Adient PLC (b)	1,100	9,977
Cooper-Standard Holding, Inc. (a),(b)	4,700	48,269
Dana, Inc.	1,700	13,277
Delphi Technologies plc	15,300	123,165
Goodyear Tire & Rubber Co.	600	3,492
Modine Manufacturing Co. (a),(b)	5,900	19,175
Superior Industries International, Inc. (b)	2,600	3,120

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Telenav, Inc. (a)	10,400	$44,928
Tenneco, Inc., Class A (b)	1,200	4,320
Tesla Motors, Inc. (a),(b)	4,045	2,119,580

		2,389,303

Banking — 1.0%
Arrow Financial Corp. (b)	380	10,591
Atlantic Capital Bancshares, Inc. (a)	2,700	32,049
BancFirst Corp. (b)	300	10,011
Bancorp, Inc. (a),(b)	12,200	74,054
Bank of Marin Bancorp (b)	600	18,000
Bank of NT Butterfield & Son Ltd. (b)	5,300	90,259
BankFinancial Corp. (b)	855	7,533
Bridgewater Bancshares, Inc. (a),(b)	1,200	11,700
Byline Bancorp, Inc. (c),(b)	755,785	7,837,490
Cadence BanCorp (b)	23,840	156,152
Central Pacific Financial Corp. (b)	700	11,130
Citizens Financial Group, Inc.	11,800	221,958
Comerica, Inc. (b)	21,500	630,810
Commerce Bancshares, Inc.	20	1,007
ConnectOne Bancorp, Inc. (c),(b)	423,950	5,697,888
East West Bancorp, Inc.	24,400	628,056
Farmers National Banc Corp.	4,100	47,683
Fifth Third Bancorp	300	4,455
Financial Institutions, Inc. (b)	1,100	19,954
First BanCorp	60,800	323,456
First Community Bankshares, Inc. (b)	1,000	23,300
First Defiance Financial Corp. (b)	2,048	30,187
First Financial Corp. (b)	300	10,116
First Financial Northwest, Inc. (b)	400	4,016
First Horizon National Corp. (a)	100	806
First of Long Island Corp. (The) (b)	100	1,735
Flushing Financial Corp. (b)	700	9,352
FS Bancorp, Inc. (b)	100	3,600
Great Southern Bancorp, Inc. (b)	100	4,040
Harborone Bancorp, Inc. (a)	28	211
HBT Financial, Inc. (b)	400	4,212
Heritage Commerce Corp.	9,900	75,933
Home BancShares, Inc.	15	180
HomeTrust Bancshares, Inc. (b)	1,200	19,104
Horizon Bancorp, Inc. (b)	1,000	9,860
IBERIABANK Corp.	4,400	159,104
Independent Bank Corp. (b)	4,700	60,489
Independent Bank Group, Inc. (c),(b)	389,332	9,219,382
KeyCorp	2,800	29,036
Lakeland Bancorp, Inc. (b)	200	2,162

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Live Oak Bancshares, Inc.	2,200	$27,434
Macatawa Bank Corp. (b)	1,700	12,104
Mercantile Bank Corp. (b)	900	19,053
Midland States Bancorp, Inc. (c),(b)	149,910	2,621,926
MidWestOne Financial Group, Inc. (b)	400	8,376
National Bankshares, Inc. (b)	100	3,190
Northrim BanCorp, Inc. (b)	400	10,800
OceanFirst Financial Corp. (c),(b)	1,029,452	16,378,581
Opus Bank	8,000	138,640
Origin Bancorp, Inc. (c),(b)	8,995	182,149
PB Bancorp, Inc. (b)	100	1,490
PCB Bancorp (b)	300	2,934
PCSB Financial Corp. (b)	2,500	34,975
Peapack Gladstone Financial Corp. (b)	1,000	17,950
Peoples Bancorp, Inc. (b)	200	4,430
Popular, Inc.	9,990	349,650
Prosperity Bancshares, Inc.	27	1,303
Provident Bancorp, Inc. (a),(b)	2,900	24,998
Provident Financial Services, Inc.	500	6,430
QCR Holdings, Inc. (c),(b)	281,844	7,629,517
Regions Financial Corp. (b)	258,300	2,316,951
Republic First Bancorp, Inc. (a)	1,100	2,409
Sierra Bancorp (b)	800	14,064
Southern National Bancorp of Virginia, Inc. (b)	1,400	13,776
Spirit of Texas Bancshares, Inc. (a),(b)	1,000	10,340
Stock Yards Bancorp, Inc. (b)	900	26,037
Synovus Financial Corp.	16,563	290,846
Territorial Bancorp, Inc. (b)	300	7,365
TFS Financial Corp.	48	733
TriState Capital Holdings, Inc. (a),(b)	800	7,736
TrustCo Bank Corp.	300	1,623
Umpqua Holdings Corp.	21,100	229,990
Univest Financial Corp. (c),(b)	542,861	8,859,491
Washington Trust Bancorp, Inc. (b)	800	29,248
Waterstone Financial, Inc.	600	8,724

		64,796,324

Banks — 0.0%
CIT Group, Inc. (a)	100	1,726

Biotechnology & Pharmaceuticals — 1.3%
AbbVie, Inc. (c)	145,390	11,077,264
Acorda Therapeutics, Inc. (a)	13,400	12,497
Aduro Biotech, Inc. (a),(b)	5,100	13,974
Agenus, Inc. (a)	24,300	59,535
Aimmune Therapeutics, Inc. (a)	100	1,442
Akorn, Inc. (a)	35,300	19,810

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Aldeyra Therapeutics, Inc. (a),(b)	1,100	$2,717
Alexion Pharmaceuticals, Inc. (a)	1,700	152,643
Alkermes PLC (a)	44,100	635,922
Allergan PLC (c),(b)	152,897	27,078,059
AMAG Pharmaceuticals, Inc. (a)	7,800	48,204
Amneal Pharmaceuticals, Inc. (a)	10,800	37,584
AnaptysBio, Inc. (a)	7,600	107,388
Anika Therapeutics, Inc. (a),(b)	3,900	112,749
Antares Pharma, Inc. (a),(b)	46,300	109,268
Apellis Pharmaceuticals, Inc. (a),(b)	21,000	562,590
Applied Genetic Technologies Corp. (a),(b)	700	2,296
Aptinyx, Inc. (a),(b)	3,400	7,344
Aravive, Inc. (a),(b)	4,298	24,756
Arbutus Biopharma Corp. (a),(b)	1,300	1,313
Arcturus Therapeutics Holdings Co. (a),(b)	700	9,513
Arcus Biosciences, Inc. (a),(b)	2,000	27,760
Ardelyx, Inc. (a)	3,900	22,172
Arrowhead Pharmaceuticals, Inc. (a)	27,400	788,298
Arvinas Holding Co. LLC (a),(b)	4,800	193,440
Assembly Biosciences, Inc. (a),(b)	400	5,932
Assertio Therapeutics, Inc. (a),(b)	5,700	3,705
Atara Biotherapeutics, Inc. (a)	14,500	123,395
Athenex, Inc. (a),(b)	11,500	89,010
aTyr Pharma, Inc. (a),(b)	700	1,960
Avid Bioservices, Inc. (a)	2,243	11,462
BioCryst Pharmaceuticals, Inc. (a)	43,100	86,200
BioDelivery Sciences International, Inc. (a)	26,900	101,951
Biohaven Pharmaceutical Holding Co. Ltd. (a)	6,100	207,583
BioSpecifics Technologies Corp. (a),(b)	100	5,657
Bluebird Bio, Inc. (a),(b)	2,200	101,112
Calithera Biosciences, Inc. (a),(b)	3,500	15,540
Cassava Sciences, Inc. (a),(b)	25	103
Catalyst Biosciences, Inc. (a),(b)	4,800	20,976
Catalyst Pharmaceuticals, Inc. (a)	13,200	50,820
Celldex Therapeutics, Inc. (a),(b)	534	886
ChemoCentryx, Inc. (a)	6,500	261,170
Chimerix, Inc. (a)	17,200	24,768
Cidara Therapeutics, Inc. (a),(b)	100	248
Coherus Biosciences, Inc. (a)	9,400	152,468
Concert Pharmaceuticals, Inc. (a),(b)	2,200	19,448
Contra OncoMed Pharmaceuticals, Inc. (a)	700	0
CTI BioPharma Corp. (a),(b)	4,200	3,864
Curis, Inc. (a),(b)	3,560	2,506
Cymabay Therapeutics, Inc. (a),(b)	7,900	11,692
Cytokinetics, Inc. (a)	16,600	195,714
CytomX Therapeutics, Inc. (a),(b)	12,700	97,409
Deciphera Pharmaceuticals, Inc. (a)	600	24,702

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Dicerna Pharmaceuticals, Inc. (a),(b)	18,900	$347,193
Durect Corp. (a),(b)	38,800	60,140
Editas Medicine, Inc. (a)	15,300	303,399
Eiger BioPharmaceuticals, Inc. (a),(b)	6,800	46,240
Eli Lilly & Co.	1,900	263,568
Enanta Pharmaceuticals, Inc. (a),(b)	2,300	118,289
Exicure, Inc. (a),(b)	300	444
Fate Therapeutics, Inc. (a)	400	8,884
Five Prime Therapeutics, Inc. (a),(b)	10,100	22,927
G1 Therapeutics, Inc. (a),(b)	4,500	49,590
Geron Corp. (a),(b)	7,600	9,044
GlycoMimetics, Inc. (a),(b)	9,600	21,888
Halozyme Therapeutics, Inc. (a)	38,600	694,414
Harpoon Therapeutics, Inc. (a),(b)	200	2,316
Idera Pharmaceuticals, Inc. (a),(b)	100	132
ImmunoGen, Inc. (a),(b)	33,200	113,212
Incyte Corp. (a)	700	51,261
Intellia Therapeutics, Inc. (a),(b)	6,900	84,387
Intercept Pharmaceuticals, Inc. (a)	9,100	572,936
Intersect ENT, Inc. (a),(b)	9,000	106,650
Ionis Pharmaceuticals, Inc. (a)	32,200	1,522,416
Ironwood Pharmaceuticals, Inc. (a)	44,200	445,978
Jounce Therapeutics, Inc. (a)	2,200	10,450
Kadmon Holdings, Inc. (a)	44,700	187,293
Karyopharm Therapeutics, Inc. (a)	20,300	389,963
Kezar Life Sciences, Inc. (a),(b)	2,100	9,156
Kura Oncology, Inc. (a),(b)	11,000	109,450
Lexicon Pharmaceuticals, Inc. (a),(b)	22,400	43,680
Ligand Pharmaceuticals, Inc. (a)	4,600	334,512
Lineage Cell Therapeutics, Inc. (a),(b)	5,200	4,306
MacroGenics, Inc. (a),(b)	11,500	66,930
Madrigal Pharmaceuticals, Inc. (a),(c),(b)	54,992	3,671,266
Mallinckrodt PLC (a)	23,500	46,530
Matinas BioPharma Holdings, Inc. (a)	1,300	780
MEI Pharma, Inc. (a),(b)	1,200	1,932
MeiraGTx Holdings plc (a),(b)	400	5,376
Merck & Co., Inc. (b)	66,300	5,101,122
Mersana Therapeutics, Inc. (a),(b)	100	583
Millendo Therapeutics, Inc. (a),(b)	213	1,125
Molecular Templates, Inc. (a),(b)	1,428	18,978
Momenta Pharmaceuticals, Inc. (a)	9,500	258,400
MyoKardia, Inc. (a)	6,100	285,968
Myovant Sciences Ltd. (a)	200	1,510
Natural Health Trends Corp. (b)	1,200	3,948
Neurocrine Biosciences, Inc. (a),(c),(b)	135,750	11,749,163
Odonate Therapeutics, Inc. (a),(b)	500	13,805
Omthera Pharmaceutical, Inc. (d),(a)	700	0

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Organogenesis Holdings, Inc . (a),(b)	1,600	$5,168
Otonomy, Inc. (a),(b)	2,200	4,334
Palatin Technologies, Inc. (a)	300	127
Pfizer, Inc.	35,900	1,171,776
Pieris Pharmaceuticals, Inc. (a),(b)	200	456
Portola Pharmaceuticals, Inc. (a),(b)	21,800	155,434
Precigen, Inc. (a),(b)	3,900	13,260
Principia Biopharma, Inc. (a),(b)	200	11,876
Protagonist Therapeutics, Inc. (a),(b)	4,500	31,770
Proteostasis Therapeutics, Inc. (a),(b)	2,000	2,280
PTC Therapeutics, Inc. (a)	16,200	722,682
Puma Biotechnology, Inc. (a)	4,800	40,512
Radius Health, Inc. (a),(b)	12,900	167,700
Recro Pharma, Inc. (a),(b)	6,500	53,105
Regeneron Pharmaceuticals, Inc. (a)	1	488
resTORbio, Inc. (a),(b)	9,300	9,579
Retrophin, Inc. (a)	12,000	175,080
Rigel Pharmaceuticals, Inc. (a)	12,300	19,188
Rubius Therapeutics, Inc. (a)	200	890
Sage Therapeutics, Inc. (a),(b)	14,500	416,440
Sangamo BioSciences, Inc. (a)	14,300	91,091
Savara, Inc. (a),(b)	51	108
Selecta Biosciences, Inc. (a),(b)	3,100	7,471
Seres Therapeutics, Inc. (a),(b)	700	2,499
Sesen Bio, Inc. (a),(b)	332	186
Sierra Oncology, Inc. (a),(b)	67	657
Solid Biosciences, Inc. (a),(b)	3,200	7,648
Spectrum Pharmaceuticals, Inc. (a),(b)	19,600	45,668
Sunesis Pharmaceuticals, Inc. (a),(b)	1,900	788
Supernus Pharmaceuticals, Inc. (a),(b)	14,700	264,453
Syndax Pharmaceuticals, Inc. (a),(b)	400	4,388
Synlogic, Inc. (a),(b)	9,000	15,480
Syros Pharmaceuticals, Inc. (a),(b)	5,000	29,650
TherapeuticsMD, Inc. (a)	500	530
United Therapeutics Corp. (a)	6,701	635,422
USANA Health Sciences, Inc. (a),(b)	2,200	127,072
Vanda Pharmaceuticals, Inc. (a),(b)	15,000	155,400
Vertex Pharmaceuticals, Inc. (a),(b)	36,800	8,756,560
Voyager Therapeutics, Inc. (a),(b)	200	1,830
vTv Therapeutics, Inc., Class A (a),(b)	900	1,719
Xenon Pharmaceuticals, Inc. (a),(b)	300	3,402
Xeris Pharmaceuticals, Inc. (a),(b)	1,100	2,145
Zafgen, Inc. (a)	5,800	4,466
Zymeworks, Inc. (a),(b)	12,700	450,469

		83,501,600

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Chemicals — 0.1%
3M Co.	100	$13,651
AdvanSix, Inc. (a),(b)	2,500	23,850
Axalta Coating Systems Ltd. (a)	65,800	1,136,366
Cabot Corp.	5,900	154,108
CF Industries Holdings, Inc.	100	2,720
Chemours Co.	28,100	249,247
DuPont de Nemours, Inc.	153	5,217
Haynes International, Inc. (b)	200	4,122
Huntsman Corp. (b)	24,100	347,763
Ingevity Corp. (a),(b)	11,700	411,840
Lydall, Inc. (a),(b)	2,100	13,566
Methanex Corp. (b)	800	9,736
Mosaic Co.	6,300	68,166
PolyOne Corp.	20,600	390,782
PPG Industries, Inc.	300	25,080
Rayonier Advanced Materials, Inc. (b)	17,600	18,656
Sherwin-Williams Co. (b)	1,000	459,520
Stepan Co. (b)	1,200	106,152
Univar, Inc. (a)	300	3,216
Valvoline, Inc.	7,500	98,175
Venator Materials plc (a),(b)	15,900	27,348

		3,569,281

Commercial Services — 0.1%
Acacia Research Corp. (a)	1,600	3,552
ARC Document Solutions, Inc. (b)	5,400	4,374
Avalara, Inc. (a),(b)	19,500	1,454,700
Barrett Business Services, Inc. (b)	600	23,784
Civeo Corp. (a),(b)	14,000	5,767
Collectors Universe, Inc.	2,000	31,340
CorVel Corp. (a),(b)	700	38,157
CRA International, Inc. (b)	1,100	36,751
Emerald Holding, Inc. (a),(b)	700	1,813
GP Strategies Corp. (a),(b)	100	651
Hackett Group, Inc. (b)	4,300	54,696
Healthcare Services Group, Inc.	20,800	497,328
Huron Consulting Group, Inc. (a),(b)	2,100	95,256
Insperity, Inc. (b)	1,500	55,950
Kelly Services, Inc., Class A (b)	900	11,421
Korn/Ferry International	3,500	85,120
Quad/Graphics, Inc. (b)	3,800	9,576
R1 RCM, Inc. (a)	30,100	273,609
ServiceMaster Global Holdings, Inc. (a)	2,100	56,700
ShotSpotter, Inc. (a),(b)	500	13,740
SP Plus Corp. (a),(b)	2,900	60,175
TriNet Group, Inc. (a),(b)	9,100	342,706

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Viad Corp. (b)	5,500	$116,765

		3,273,931

Construction Materials — 0.0%
Advanced Drainage Systems, Inc.	10,000	294,400
Forterra, Inc. (a),(b)	4,700	28,106
MDU Resources Group, Inc.	56,100	1,206,150
Summit Materials, Inc., Class A (a)	11,081	166,215
US Concrete, Inc. (a)	100	1,814

		1,696,685

Consumer Products — 0.1%
Altria Group, Inc. (b)	26,800	1,036,356
Central Garden and Pet Co., Class A (a),(b)	2,600	66,482
Church & Dwight Co., Inc.	99	6,354
Coca-Cola Co.	53,200	2,354,100
Colgate-Palmolive Co.	1,700	112,812
elf Beauty, Inc. (a)	3,800	37,392
Farmer Brothers Co. (a),(b)	1,800	12,528
General Mills, Inc.	3,100	163,587
McCormick & Co., Inc.	300	42,363
MGP Ingredients, Inc. (b)	300	8,067
Mondelez International, Inc., Class A	14,000	701,120
Monster Beverage Corp. (a),(b)	200	11,252
Nu Skin Enterprises, Inc., Class A	15,500	338,675
PepsiCo, Inc.	300	36,030
Phibro Animal Health Corp., Class A (b)	300	7,251
Primo Water Corp. (a)	35,055	323,810
SunOpta, Inc. (a),(b)	400	688
Turning Point Brands, Inc. (b)	400	8,444
Veru, Inc. (a),(b)	700	2,289

		5,269,600

Consumer Services — 0.0%
2U, Inc. (a)	17,800	377,716
Aaron’s, Inc. (b)	3,600	82,008
American Public Education, Inc. (a),(b)	400	9,572
Carriage Services, Inc. (b)	2,500	40,375
Perdoceo Education Corp (a)	9,800	105,742
Rosetta Stone, Inc. (a),(b)	6,400	89,728
WW International, Inc. (a),(b)	16,100	272,251

		977,392

Containers & Packaging — 0.0%
Myers Industries, Inc. (b)	1,800	19,350
Sealed Air Corp.	200	4,942

		24,292

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Design, Manufacturing & Distribution — 0.0%
Avnet, Inc. (b)	18,900	$474,390
Celestica, Inc. (a),(b)	300	1,050
Flex Ltd. (a)	102,900	861,787
SYNNEX Corp. (a)	36	2,632

		1,339,859

Distributors—Consumer Staples — 0.0%
Chefs’ Warehouse, Inc. (a),(b)	2,400	24,168
Performance Food Group Co. (a),(b)	11,800	291,696
United Natural Foods, Inc. (a)	15,000	137,700
US Foods Holding Corp. (a),(b)	61,500	1,089,165

		1,542,729

Distributors—Discretionary — 0.0%
ScanSource, Inc. (a),(b)	100	2,139
Veritiv Corp. (a),(b)	1,000	7,860

		9,999

Electric Utilities — 0.0%
PGE BACKSTOP PRIVATE EQUITY OFFERING (c),(a)	93,104	837,005

Electrical Equipment — 0.0%
AO Smith Corp.	3,600	136,116
Bel Fuse, Inc., Class B (b)	100	974
Emerson Electric Co.	100	4,765
FARO Technologies, Inc. (a),(b)	800	35,600
LSI Industries, Inc. (b)	3,300	12,474
Powell Industries, Inc. (b)	500	12,835
SMART Global Holdings, Inc. (a),(b)	6,500	157,950

		360,714

Engineering & Construction Services — 0.0%
Aegion Corp. (a),(b)	400	7,172
Dycom Industries, Inc. (a)	8,800	225,720
Exponent, Inc.	700	50,337
Fluor Corp. (b)	39,200	270,872
frontdoor, Inc. (a)	7,350	255,633
Iteris, Inc. (a),(b)	2,600	8,320
Mistras Group, Inc. (a),(b)	2,800	11,928
MYR Group, Inc. (a),(b)	1,400	36,666
Orion Group Holdings, Inc. (a),(b)	5,500	14,300
Sterling Construction Co., Inc. (a),(b)	6,100	57,950
Tutor Perini Corp. (a),(b)	14,000	94,080

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
WillScot Corp. (a)	10,500	$106,365

		1,139,343

Forest & Paper Products — 0.0%
Resolute Forest Products, Inc. (b),(a)	20,000	25,200
Verso Corp., Class A (a)	1,600	18,048

		43,248

Gaming, Lodging & Restaurants — 0.4%
BBX Capital Corp. (b)	2,000	4,620
Brinker International, Inc.	600	7,206
Carnival Corp. (b)	30,000	395,100
Carnival PLC, ADR	11,000	131,230
Cheesecake Factory, Inc. (The)	6,800	116,144
Cracker Barrel Old Country Store, Inc.	6,700	557,574
Del Taco Restaurants, Inc. (a),(b)	10,300	35,329
Denny’s Corp. (a),(b)	15,600	119,808
Dunkin’ Brands Group, Inc. (b)	23,100	1,226,610
Eldorado Resorts, Inc. (a)	21,765	313,416
Everi Holdings, Inc. (a)	23,600	77,880
Golden Entertainment, Inc. (a),(b)	100	661
Hyatt Hotels Corp., Class A	8,400	402,360
J Alexander’s Holdings, Inc. (a),(b)	1,100	4,213
Jack in the Box, Inc.	2,500	87,625
Lindblad Expeditions Holdings, Inc. (a),(b)	9,200	38,364
McDonald’s Corp.	300	49,605
MGM Resorts International (b)	137,900	1,627,220
Monarch Casino & Resort, Inc. (a),(b)	2,600	72,982
Noodles & Co. (a)	10,000	47,100
Papa John’s International, Inc.	9,000	480,330
Red Rock Resorts, Inc., Class A (b)	900	7,695
Restaurant Brands International, Inc.	83,621	3,347,349
Royal Caribbean Cruises Ltd.	11,700	376,389
Shake Shack, Inc., Class A (a)	1,300	49,062
Starbucks Corp. (b)	162,000	10,649,880
Texas Roadhouse, Inc.	11,100	458,430
Wendy’s Co.	62,400	928,512
Wingstop, Inc.	8,200	653,540
Yum! Brands, Inc. (b)	3,600	246,708

		22,512,942

Hardware — 0.0%
A10 Networks, Inc. (a)	8,500	52,785
ADTRAN, Inc.	400	3,072
Airgain, Inc. (a),(b)	100	739
Anterix, Inc. (a),(b)	2,400	109,608

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
AstroNova, Inc. (b)	100	$776
CalAmp Corp. (a)	3,200	14,400
Casa Systems, Inc. (a)	15,900	55,650
Cisco Systems, Inc.	4,600	180,826
Clearfield, Inc. (a),(b)	600	7,110
Daktronics, Inc. (b)	6,700	33,031
Digi International, Inc. (a)	2,100	20,034
Dolby Laboratories, Inc., Class A	7,300	395,733
EMCORE Corp. (a),(b)	2,800	6,272
Extreme Networks, Inc. (a),(b)	7,900	24,411
InterDigital, Inc.	800	35,704
Juniper Networks, Inc.	200	3,828
LightPath Technologies, Inc., Class A (a),(b)	600	642
Motorola Solutions, Inc.	500	66,460
NetApp, Inc.	200	8,338
NETGEAR, Inc. (a)	5,200	118,768
Nutanix, Inc., Class A (a)	400	6,320
PC-Tel, Inc. (b)	100	665
PlayAGS, Inc. (a),(b)	9,900	26,235
Pure Storage, Inc., Class A (a),(b)	53,200	654,360
Ribbon Communications, Inc. (a),(b)	11,100	33,633
Sierra Wireless, Inc. (a)	8,200	46,576
Sonos, Inc. (a)	21,100	178,928
Vishay Precision Group, Inc. (a),(b)	1,100	22,088
Vocera Communications, Inc. (a)	2,200	46,728
VOXX International Corp. (a),(b)	2,100	5,985
Xerox Holdings Corp. (a)	25	474

		2,160,179

Health Care Facilities & Services — 1.0%
Alphatec Holdings, Inc. (a),(b)	4,400	15,180
Amedisys, Inc. (a),(b)	3,000	550,620
Capricor Therapeutics, Inc. (a),(b)	69	82
Charles River Laboratories International, Inc. (a),(c),(b)	104,548	13,195,003
Community Health Systems, Inc. (a),(b)	32,900	109,886
Contura Energy, Inc. (a),(b)	5,100	11,985
CVS Health Corp. (c)	208,070	12,344,793
Encompass Health Corp.	25,100	1,607,153
Enzo Biochem, Inc. (a)	3,700	9,361
Fulgent Genetics, Inc. (a)	600	6,456
Humana, Inc. (c)	21,670	6,804,813
Iqvia Holdings, Inc. (a),(c)	47,680	5,142,765
Joint Corp. (The) (a),(b)	500	5,425
Laboratory Corp. of America Holdings (a),(c)	8,010	1,012,384
Magellan Health, Inc. (a)	3,600	173,196

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
MEDNAX, Inc. (a),(b)	4,000	$46,560
Natera, Inc. (a),(b)	21,900	653,934
Neuronetics, Inc. (a),(b)	4,100	7,749
Nevro Corp. (a),(c)	107,180	10,715,857
NextGen Healthcare, Inc. (a),(b)	1,600	16,704
Option Care Health, Inc. (a)	25	237
Owens & Minor, Inc.	15,900	145,485
Providence Service Corp. (a),(b)	100	5,488
Quorum Health Corp. (a)	3,700	1,671
RadNet, Inc. (a),(b)	8,000	84,080
SSR Mining, Inc. (a)	700	7,966
Tenet Healthcare Corp. (a)	8,100	116,640
Tivity Health, Inc. (a),(b)	13,500	84,915
Triple-S Management Corp., B Shares (a),(b)	6,250	88,125
UnitedHealth Group, Inc. (c)	43,340	10,808,129
Y-mAbs Therapeutics, Inc. (a),(b)	600	15,660

		63,788,302

Home & Office Products — 0.0%
ACCO Brands Corp.	13,900	70,195
Armstrong Flooring, Inc. (a),(b)	6,000	8,580
Caesarstone Ltd.	1,400	14,798
DR Horton, Inc. (b)	8,100	275,400
Flexsteel Industries, Inc. (b)	100	1,096
Interface, Inc. (b)	600	4,536
iRobot Corp. (a)	2,100	85,890
JELD-WEN Holding, Inc. (a)	500	4,865
KB Home	12,500	226,250
Kimball International, Inc., Class B (b)	2,600	30,966
Libbey, Inc. (a),(b)	300	153
M/I Homes, Inc. (a)	500	8,265
New Home Co., Inc. (a),(b)	200	274
PulteGroup, Inc.	200	4,464
Select Interior Concepts, Inc., Class A (a),(b)	300	621
Stanley Black & Decker, Inc.	4,000	400,000
Steelcase, Inc., Class A	6,700	66,129
Taylor Morrison Home Corp., Class A (a)	580	6,380
Tempur Sealy International, Inc. (a)	11,200	489,552
Tupperware Brands Corp. (b)	13,700	22,194

		1,720,608

Industrial Services — 0.0%
DXP Enterprises, Inc. (a),(b)	300	3,678
H&E Equipment Services, Inc. (b)	4,100	60,188
Harsco Corp. (a),(b)	6,300	43,911
Herc Holdings, Inc. (a),(b)	1,054	21,565
Resideo Technologies, Inc. (a)	34,400	166,496

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Ritchie Bros Auctioneers, Inc.	1,000	$34,180
Titan Machinery, Inc. (a),(b)	4,700	40,843
WESCO International, Inc. (a)	3,500	79,975

		450,836

Institutional Financial Services — 0.0%
Intercontinental Exchange, Inc.	300	24,225

Insurance — 0.0%
Allstate Corp. (b)	1	92
AMERISAFE, Inc. (b)	700	45,129
Assured Guaranty Ltd. (b)	3,000	77,370
Atlas Financial Holdings, Inc. (a),(b)	2,400	768
Crawford & Co., Class B (b)	100	639
Hallmark Financial Services, Inc. (a),(b)	200	808
Hanover Insurance Group, Inc.	2,500	226,450
Kingstone Cos., Inc. (b)	1,500	7,665
Maiden Holdings Ltd. (b)	8,300	7,553
NMI Holdings, Inc., Class A (a)	900	10,449
Old Republic International Corp.	100	1,525
Protective Insurance Corp., Class B (b)	600	8,250
Selective Insurance Group, Inc. (b)	500	24,850
Third Point Reinsurance Ltd. (a)	500	3,705
Universal Insurance Holdings, Inc.	700	12,544
Unum Group	56,800	852,568

		1,280,365

Iron & Steel — 0.0%
Allegheny Technologies, Inc. (a),(b)	19,300	164,050
Carpenter Technology Corp. (a)	100	1,950
Northwest Pipe Co. (a),(b)	1,200	26,700
Ryerson Holding Corp. (a),(b)	600	3,192
Shiloh Industries, Inc. (a),(b)	600	750
SunCoke Energy, Inc. (b)	1,600	6,160
United States Steel Corp.	600	3,786

		206,588

Leisure Products — 0.0%
Clarus Corp. (b)	2,500	24,500
Funko, Inc., Class A (a),(b)	5,600	22,344
Hasbro, Inc.	100	7,155
JAKKS Pacific, Inc. (a),(b)	1,900	663
Malibu Boats, Inc., Class A (a)	1,700	48,943
MasterCraft Boat Holdings, Inc. (a),(b)	3,600	26,280
Nautilus, Inc. (a),(b)	8,300	21,663
Polaris Industries, Inc.	300	14,445

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Vista Outdoor, Inc. (a)	10,700	$94,160

		260,153

Machinery — 0.0%
Albany International Corp., Class A	300	14,199
Briggs & Stratton Corp.	11,800	21,358
Cactus, Inc. (b)	1,400	16,240
Columbus McKinnon Corp. (b)	1,000	25,000
Crane Co.	100	4,918
Graham Corp. (b)	500	6,450
Hillenbrand, Inc.	15,616	298,422
Hyster-Yale Materials Handling, Inc. (b)	200	8,018
Manitowoc Co., Inc. (The) (a),(b)	250	2,125
Rexnord Corp.	3,200	72,544
Titan International, Inc. (b)	300	465
Welbilt, Inc. (a),(b)	11,900	61,047

		530,786

Manufactured Goods — 0.0%
Core Molding Technologies, Inc. (b),(a)	300	462
Gibraltar Industries, Inc. (a)	6,500	278,980
Insteel Industries, Inc. (b)	2,500	33,125
LB Foster Co., Class A (a),(b)	1,000	12,360
Raven Industries, Inc. (b)	500	10,615

		335,542

Media — 0.2%
Altice USA, Inc., Class A (a),(b)	300	6,687
ANGI Homeservices, Inc., Class A (a)	22,200	116,550
AutoWeb, Inc. (a),(b)	900	918
Boingo Wireless, Inc. (a)	12,300	130,503
Booking Holdings, Inc. (a),(b)	1	1,345
Cargurus, Inc. (a)	25,700	486,758
Cars.com, Inc. (a),(b)	18,700	80,410
Central European Media Enterprises Ltd., A Shares (a)	4,600	14,398
Charter Communications, Inc., Class A (a),(b)	10,140	4,424,183
Comcast Corp., Class A	900	30,942
Entravision Communications Corp., Class A (b)	1,200	2,436
Eventbrite, Inc., Class A (a),(b)	16,500	120,450
EverQuote, Inc., Class A (a),(b)	4,500	118,125
Expedia, Inc.	584	32,862
Fluent, Inc. (a),(b)	3,115	3,645
GoDaddy, Inc., Class A (a)	27,100	1,547,681
GrubHub, Inc. (a)	25,700	1,046,761
IMAX Corp. (a),(b)	4,400	39,820

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
iMedia Brands, Inc. (a),(b)	170	$318
Liberty TripAdvisor Holdings, Inc., Class A (a)	19,600	35,280
Lions Gate Entertainment Corp., Class A (a)	8,400	51,072
Marchex, Inc., Class B (b)	4,500	6,525
Marin Software, Inc. (a),(b)	442	530
MDC Partners, Inc., Class A (a),(b)	500	725
National CineMedia, Inc. (b)	4,800	15,648
Points International Ltd. (a),(b)	2,000	16,460
Rubicon Project, Inc. (a)	15,400	85,470
Shutterstock, Inc.	100	3,216
Sirius XM Holdings, Inc.	1,500	7,410
Stamps.com, Inc. (a)	4,700	611,376
TechTarget, Inc. (a)	1,200	24,732
Townsquare Media, Inc., Class A (b)	100	461
Travelzoo, Inc. (a),(b)	100	393
TripAdvisor, Inc.	34,500	599,955
TrueCar, Inc. (a),(b)	29,900	72,358
Upwork, Inc. (a),(b)	31,900	205,755
Yelp, Inc. (a)	16,500	297,495
Zillow Group, Inc. (a),(b)	18	612

		10,240,265

Medical Equipment & Devices — 0.7%
Accelerate Diagnostics, Inc. (a),(b)	600	4,998
Accuray, Inc. (a)	4,300	8,170
AngioDynamics, Inc. (a)	3,000	31,290
AxoGen, Inc. (a),(b)	1,100	11,440
Baxter International, Inc. (b)	200	16,238
Boston Scientific Corp. (a)	2,400	78,312
CareDx, Inc. (a)	8,900	194,287
Cutera, Inc. (a),(b)	4,000	52,240
CytoSorbents Corp. (a)	4,600	35,558
Edwards Lifesciences Corp. (a)	99	18,673
Fluidigm Corp. (a)	20,000	50,800
FONAR Corp. (a),(b)	300	4,386
GenMark Diagnostics, Inc. (a)	5,700	23,484
Glaukos Corp. (a)	36	1,111
Haemonetics Corp. (a),(c)	111,117	11,073,920
Harvard Bioscience, Inc. (a),(b)	4,300	9,503
Hologic, Inc. (a)	52,500	1,842,750
Inogen, Inc. (a)	6,100	315,126
Invacare Corp.	1,200	8,916
Lantheus Holdings, Inc. (a)	11,100	141,636
Medtronic PLC (c)	65,020	5,863,504
Meridian Bioscience, Inc. (b)	1,100	9,240
Myriad Genetics, Inc. (a)	1,100	15,741

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
NanoString Technologies, Inc. (a)	2,900	$69,745
Neogen Corp. (a)	7	469
Novocure Ltd. (a)	19,400	1,306,396
OPKO Health, Inc. (a)	12,863	17,236
OraSure Technologies, Inc. (a)	17,300	186,148
Orthofix Medical, Inc. (a),(b)	3,500	98,035
Oxford Immunotec Global PLC (a),(b)	4,500	41,670
Quotient Ltd. (a),(b)	9,300	36,735
RTI Surgical Holdings, Inc. (a),(b)	5,700	9,747
SeaSpine Holdings Corp. (a),(b)	2,000	16,340
Sientra, Inc. (a)	3,700	7,363
Surmodics, Inc. (a),(b)	2,000	66,640
Teleflex, Inc. (c),(b)	49,120	14,385,283
Thermo Fisher Scientific, Inc. (c)	8,670	2,458,812
TransEnterix, Inc. (a),(b)	1,070	377
Veracyte, Inc. (a)	2,800	68,068
Vericel Corp. (a)	3,200	29,344
Zimmer Biomet Holdings, Inc. (c)	82,360	8,324,949

		46,934,680

Metals & Mining — 0.1%
Agnico Eagle Mines Ltd.	900	35,811
Alamos Gold, Inc., Class A	30,854	154,270
Alcoa Corp. (a),(b)	52,001	320,326
B2Gold Corp. (b)	17,900	54,774
Coeur Mining, Inc. (a)	1,436	4,610
Constellium SE (a)	28,100	146,401
Eldorado Gold Corp. (a)	42,240	260,621
Ferroglobe PLC (a),(b)	7,900	3,595
Freeport-McMoRan, Inc.	200	1,350
Gold Resource Corp.	200	550
Hecla Mining Co.	1,381	2,513
HudBay Minerals, Inc.	1,100	2,090
IAMGOLD Corp. (a),(b)	65,900	150,252
Kinross Gold Corp. (a),(b)	45,600	181,488
New Gold, Inc. (a),(b)	83,400	42,584
Newmont Mining Corp.	32	1,449
Pretium Resources, Inc. (a)	1,100	6,237
Royal Gold, Inc. (b)	12,800	1,122,688
Sandstorm Gold Ltd. (a)	25,600	128,256
Silvercorp Metals, Inc.	400	1,308
Taseko Mines Ltd. (a),(b)	4,000	1,068
Teck Resources Ltd., B Shares(b)	27,200	205,632

		2,827,873

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Oil, Gas & Coal — 0.2%
Abraxas Petroleum Corp. (a),(b)	46,800	$5,663
Amplify Energy Corp. (b)	966	547
Antero Resources Corp. (a)	13,300	9,481
Apache Corp.	2,400	10,032
Apergy Corp. (a),(b)	7,300	41,975
Archrock, Inc. (b)	4,200	15,792
Baker Hughes a GE Co.	100	1,050
Blackhawk Mining LLC (c),(d),(a)	2,769	175,369
Cabot Oil & Gas Corp.	100	1,719
California Resources Corp. (a)	5,290	5,290
Callon Petroleum Co. (a)	925	507
Cenovus Energy, Inc. (b)	15,900	32,118
Centennial Resource Development, Inc., Class A (a),(b)	77,200	20,304
Chevron Corp. (b)	300	21,738
Cimarex Energy Co.	19	320
Clean Energy Fuels Corp. (a)	2,900	5,162
Concho Resources, Inc.	12,700	544,195
CONSOL Energy, Inc. (a),(b)	5,300	19,557
Continental Resources, Inc. (b)	102,200	780,808
Core Laboratories NV (b)	8,400	86,856
Crescent Point Energy Corp. (b)	6,400	4,921
CVR Energy, Inc. (b)	2,600	42,978
Dawson Geophysical Co. (a),(b)	882	858
Denbury Resources, Inc. (a),(b)	6,900	1,274
Devon Energy Corp.	100	691
Diamond Offshore Drilling, Inc. (a),(b)	38,500	70,455
Enerplus Corp. (b)	12,300	18,204
EnLink Midstream LLC (b)	11,500	12,650
EOG Resources, Inc. (b)	162,900	5,851,368
EQT Corp. (a)	49,800	352,086
Evolution Petroleum Corp. (b)	3,900	10,179
Falcon Minerals Corp. (b)	1,400	3,010
Forum Energy Technologies, Inc. (a),(b)	29,500	5,230
Gran Tierra Energy, Inc. (a),(b)	8,000	2,006
Gulf Island Fabrication, Inc. (a),(b)	1,300	3,900
Hallador Energy Co. (b)	1,400	1,328
Halliburton Co.	100	685
Helix Energy Solutions Group, Inc. (a),(b)	7,400	12,136
Helmerich & Payne, Inc.	21,900	342,735
HollyFrontier Corp.	4,100	100,491
Independence Contract Drilling, Inc. (a)	240	336
ION Geophysical Corp. (a)	200	254
Kinder Morgan, Inc. (a)	100	1,392
KLX Energy Services Holdings, Inc. (a),(b)	1,000	700

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Kosmos Energy Ltd. (b)	113,400	$101,561
Magnolia Oil & Gas Corp., Class A (a),(b)	17,300	69,200
Mammoth Energy Services, Inc.	10,100	7,563
Marathon Oil Corp.	87,100	286,559
Marathon Petroleum Corp. (c),(b)	27,700	654,274
Matador Resources Co. (a),(b)	32,600	80,848
Matrix Service Co. (a),(b)	3,800	35,986
MRC Global, Inc. (a),(b)	4,100	17,466
NACCO Industries, Inc., Class A (b)	100	2,798
Natural Gas Services Group, Inc. (a),(b)	1,200	5,352
Newpark Resources, Inc. (a),(b)	5,900	5,292
NexTier Oilfield Solutions, Inc. (a),(b)	7,046	8,244
Nine Energy Service, Inc. (a),(b)	900	727
NOW, Inc. (a)	14,700	75,852
Oasis Petroleum, Inc. (a),(b)	90,600	31,710
Occidental Petroleum Corp. (a)	38	440
Oceaneering International, Inc. (a),(b)	8,700	25,578
Oil States International, Inc. (a),(b)	5,500	11,165
ONEOK, Inc.	500	10,905
Ovintiv, Inc. (b)	72,718	196,338
Panhandle Oil and Gas, Inc., Class A (b)	1,300	4,797
Parsley Energy, Inc., Class A	105,634	605,283
Patterson-UTI Energy, Inc.	53,800	126,430
PBF Energy, Inc., Class A (b)	3,800	26,904
PDC Energy, Inc. (a),(b)	4,884	30,330
Peabody Energy Corp. (b)	27,100	78,590
Pioneer Natural Resources Co.	11,000	771,650
Precision Drilling Corp. (a),(b)	1,200	376
QEP Resources, Inc. (a),(b)	67,800	22,679
Range Resources Corp. (a)	13	30
RPC, Inc. (a),(b)	14,200	29,252
SandRidge Energy, Inc. (a),(b)	10,000	8,991
Schlumberger Ltd. (a)	600	8,094
SM Energy Co. (b)	19,600	23,912
TransGlobe Energy Corp. (b)	1,500	540
Transocean Ltd. (a),(b)	171,433	198,862
TravelCenters of America, Inc. (a),(b)	740	7,233
Unit Corp. (a),(b)	15,500	4,030
Valaris plc	1,300	585
Vermilion Energy, Inc. (a),(b)	9,200	28,612
Whiting Petroleum Corp. (a),(b)	25,614	17,172
WPX Energy, Inc. (a),(b)	55,900	170,495

		12,411,055

Passenger Transportation — 0.0%
American Airlines Group, Inc. (a)	4,800	58,512

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
JetBlue Airways Corp. (a)	300	$2,685
Southwest Airlines Co. (a)	400	14,244

		75,441

Real Estate — 0.4%
Acadia Realty Trust	200	2,478
Agree Realty Corp.	2,100	129,990
Armada Hoffler Properties, Inc. (b)	3,100	33,170
Ashford Hospitality Trust, Inc. (b)	9,300	6,875
AvalonBay Communities, Inc. (c),(b)	1,339	197,061
Bluerock Residential Growth REIT, Inc. (b)	3,700	20,609
Boston Properties, Inc. (c),(b)	1,434	132,258
CareTrust REIT, Inc. (b)	6,200	91,698
CBL & Associates Properties, Inc. (b)	4,200	840
Cedar Realty Trust, Inc. (b)	2,400	2,239
City Office REIT, Inc. (b)	12,500	90,375
Colliers International Group, Inc.	1,100	52,811
Columbia Property Trust, Inc.	300	3,750
CorEnergy Infrastructure Trust, Inc. (b)	1,800	33,084
CorePoint Lodging, Inc. (b)	400	1,568
Digital Realty Trust, Inc. (c),(b)	2,690	373,668
Diversified Healthcare Trust (b)	3,000	10,890
EPR Properties (b)	22,000	532,840
Equinix, Inc. (c),(b)	675	421,585
Equity Residential (c),(b)	3,890	240,052
Essex Property Trust, Inc. (c),(b)	8,480	1,867,635
Gaming and Leisure Properties, Inc.	60,145	1,666,618
Getty Realty Corp. (b)	300	7,122
Gladstone Commercial Corp. (b)	9,600	137,856
Gladstone Land Corp. (b)	3,500	41,475
Global Medical REIT, Inc.	12,300	124,476
Healthpeak Properties, Inc. (c),(b)	12,029	286,892
Host Hotels & Resorts, Inc. (c),(b)	14,101	155,675
Innovative Industrial Properties, Inc. (b)	8	607
JBG SMITH Properties (c),(b)	538	17,125
Lexington Realty Trust	15,500	153,915
LTC Properties, Inc. (b)	900	27,810
Macerich Co.	2,500	14,075
McGrath RentCorp (b)	2,300	120,474
Monmouth Real Estate Investment Corp., Class A	19,900	239,795
National Health Investors, Inc.	11,900	589,288
National Retail Properties, Inc.	16,500	531,135
Newmark Group, Inc., Class A	23,200	98,600
Omega Healthcare Investors, Inc. (b)	35,647	946,071
Paramount Group, Inc.	16,300	143,440
Prologis, Inc. (c),(b)	5,522	443,803

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Public Storage (c),(b)	1,544	$306,654
Realogy Holdings Corp.	32,200	96,922
Realty Income Corp. (c),(b)	28,081	1,400,119
Redfin Corp. (a)	1	15
Retail Opportunity Investments Corp.	32,700	271,083
Retail Properties of America, Inc., Class A (b)	10,900	56,353
RMR Group, Inc. (The), Class A	1,700	45,849
Ryman Hospitality Properties, Inc. (b)	3,500	125,475
Sabra Health Care REIT, Inc.	510	5,569
SBA Communications Corp. (b)	14,200	3,833,574
Simon Property Group, Inc. (c),(b)	89,079	4,886,874
SITE Centers Corp.	250	1,303
Spirit Realty Capital, Inc.	24,400	638,060
STORE Capital Corp. (b)	68,300	1,237,596
Sunstone Hotel Investors, Inc. (b)	33	287
Tanger Factory Outlet Centers, Inc. (a)	400	2,000
Uniti Group, Inc.	54,100	326,223
Ventas, Inc. (c),(b)	3,611	96,775
Vornado Realty Trust (c),(b)	1,650	59,746
Welltower, Inc. (c),(b)	3,676	168,287
WP Carey, Inc. (b)	3,600	209,088

		23,759,580

Recreation Facilities & Services — 0.0%
Cinemark Holdings, Inc. (b)	32,800	334,232
Live Nation Entertainment, Inc. (a)	17,200	781,912
Marcus Corp. (b)	5,900	72,688
OneSpaWorld Holdings Ltd. (b)	8,000	32,480
Planet Fitness, Inc., Class A (a)	16,000	779,200
Six Flags Entertainment Corp.	23,700	297,198
Town Sports International Holdings, Inc. (a),(b)	500	250

		2,297,960

Renewable Energy — 0.0%
Ameresco, Inc., Class A (a)	100	1,703
Canadian Solar, Inc. (a)	500	7,955
FutureFuel Corp. (b)	600	6,762
SolarEdge Technologies, Inc. (a)	200	16,376
SunPower Corp. (a)	46,000	233,220
Sunrun, Inc. (a)	33,400	337,340
Sunworks, Inc. (a),(b)	43	16
Vivint Solar, Inc. (a),(b)	5,600	24,472

		627,844

Retail—Consumer Staples — 0.1%
Costco Wholesale Corp.	2,800	798,364

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Dollar General Corp. (b)	30,201	$4,560,653
Dollar Tree, Inc. (a)	20,100	1,476,747
Ingles Markets, Inc., Class A (b)	300	10,848
Natural Grocers by Vitamin Cottage, Inc. (b)	400	3,404
SpartanNash Co.	6,800	97,376
Target Corp.	20,100	1,868,697
Walgreens Boots Alliance, Inc.	300	13,725

		8,829,814

Retail—Discretionary — 0.6%
1-800-Flowers.com, Inc., Class A (a)	4,500	59,535
Abercrombie & Fitch Co., Class A	17,400	158,166
Amazon.com, Inc. (a),(c),(b)	10,317	20,115,261
At Home Group, Inc. (a),(b)	17,900	36,158
Avis Budget Group, Inc. (a)	1,000	13,900
Bassett Furniture Industries, Inc. (b)	1,100	5,995
Build-A-Bear Workshop, Inc. (a),(b)	4,200	6,006
Builders FirstSource, Inc. (a)	31,300	382,799
Citi Trends, Inc. (b)	3,200	28,480
Conn’s, Inc. (a),(b)	4,700	19,646
Container Store Group, Inc. (a)	500	1,180
Dick’s Sporting Goods, Inc.	16,800	357,168
Duluth Holdings, Inc., Class B (a),(b)	8,200	32,882
Etsy, Inc. (a),(b)	30,600	1,176,264
Ezcorp, Inc., Class A (a)	2,700	11,259
Foundation Building Materials, Inc. (a)	8,350	85,922
Francesca’s Holdings Corp. (a),(b)	374	849
Freshpet, Inc. (a)	1,600	102,192
Gap, Inc. (a)	100	704
Home Depot, Inc. (b)	57,000	10,642,470
J. Jill, Inc. (b)	1,600	884
Kirkland’s, Inc. (a)	3,800	2,943
Kohl’s Corp.	43,400	633,206
Liquidity Services, Inc. (a),(b)	1,900	7,372
Lowe’s Cos., Inc. (b)	11,800	1,015,390
Macy’s, Inc. (a)	86,500	424,715
National Vision Holdings, Inc. (a)	3,300	64,086
Nordstrom, Inc. (a),(b)	1	15
Party City Holdco, Inc. (a),(b)	26,400	12,099
Qurate Retail, Inc., Class A (a)	73,534	448,925
Signet Jewelers Ltd. (a)	700	4,515
Tailored Brands, Inc.	13,500	23,490
Tractor Supply Co.	600	50,730
Tuesday Morning Corp. (a),(b)	1,200	691

		35,925,897

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Semiconductors — 0.1%
Advanced Micro Devices, Inc. (a)	600	$27,288
Alpha & Omega Semiconductor Ltd. (a),(b)	400	2,564
Amkor Technology, Inc. (a)	23,100	179,949
Amtech Systems, Inc. (a),(b)	100	435
Axcelis Technologies, Inc. (a)	2,950	54,014
AXT, Inc. (a),(b)	1,000	3,210
CEVA, Inc. (a),(b)	3,900	97,227
Data I/O Corp. (a),(b)	100	281
DSP Group, Inc. (a),(b)	1,900	25,460
Impinj, Inc. (a),(b)	6,200	103,602
Intel Corp.	1,900	102,828
KLA Corp.	25	3,594
MACOM Technology Solutions Holdings, Inc. (a)	1,432	27,108
MaxLinear, Inc., Class A (a),(b)	500	5,835
Onto Innovation, Inc. (a),(b)	21	623
Photronics, Inc. (a)	100	1,026
Pixelworks, Inc. (a)	8,300	23,655
Rambus, Inc. (a)	14,000	155,400
Teradyne, Inc. (b)	30,700	1,663,019
Texas Instruments, Inc.	6,700	669,531
Veeco Instruments, Inc. (a),(b)	6,030	57,707
Xilinx, Inc.	1,500	116,910

		3,321,266

Software — 0.3%
Agilysys, Inc. (a),(b)	3,100	51,770
Autodesk, Inc. (a),(b)	8,300	1,295,630
Avid Technology, Inc. (a)	9,900	66,627
Benefitfocus, Inc. (a),(b)	9,100	81,081
Blackline, Inc. (a)	5,200	273,572
Box, Inc., Class A (a)	42,100	591,084
Brightcove, Inc. (a),(b)	6,500	45,305
Calix, Inc. (a)	6,700	47,436
Castlight Health, Inc., Class B (a)	200	145
Ceridian HCM Holding, Inc. (a)	17,500	876,225
ChannelAdvisor Corp. (a),(b)	4,800	34,848
CommVault Systems, Inc. (a)	500	20,240
Cornerstone OnDemand, Inc. (a)	17,100	542,925
Covetrus, Inc. (a)	31,200	253,968
Digital Turbine, Inc. (a),(b)	24,200	104,302
DocuSign, Inc. (a),(b)	15,000	1,386,000
Domo, Inc., Class B (a),(b)	3,000	29,820
Donnelley Financial Solutions, Inc. (a),(b)	2,600	13,702
Dropbox, Inc., Class A (a)	72,200	1,306,820
Ebix, Inc. (b)	1,300	19,734

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
eGain Corp. (a),(b)	2,500	$18,325
Electronic Arts, Inc. (a),(b)	3,300	330,561
Evolent Health, Inc., Class A (a)	23,700	128,691
Finjan Holdings, Inc. (a),(b)	800	800
Glu Mobile, Inc. (a)	3,000	18,870
HubSpot, Inc. (a)	12,100	1,611,599
Immersion Corp. (a),(b)	8,700	46,632
InnerWorkings, Inc. (a),(b)	5,400	6,318
Limelight Networks, Inc. (a)	30,500	173,850
LivePerson, Inc. (a)	5,800	131,950
MicroStrategy, Inc., Class A (a),(b)	700	82,670
Mimecast Ltd. (a)	9,000	317,700
Mitek Systems, Inc. (a)	4,000	31,520
MobileIron, Inc. (a)	20,600	78,280
Model N, Inc. (a)	9,300	206,553
New Relic, Inc. (a)	16,500	762,960
OneSpan, Inc. (a),(b)	100	1,815
Oracle Corp. (a)	500	24,165
Paylocity Holding Corp. (a)	9,000	794,880
PDF Solutions, Inc. (a)	1,600	18,752
Pluralsight, Inc., Class A (a)	29,500	323,910
Proofpoint, Inc. (a)	300	30,777
PROS Holdings, Inc. (a),(b)	12,100	375,463
QAD, Inc., Class A (b)	900	35,937
Rapid7, Inc. (a)	3,300	142,989
Sciplay Corp., Class A (a),(b)	1,800	17,145
Seachange International, Inc. (a)	2,700	10,044
SecureWorks Corp., Class A (a),(b)	2,800	32,228
ServiceNow, Inc. (a)	600	171,948
SPS Commerce, Inc. (a)	4,700	218,597
SVMK, Inc. (a)	33,800	456,638
Synchronoss Technologies, Inc. (a),(b)	1,800	5,490
Teradata Corp. (a)	13,400	274,566
TiVo Corp. (b)	6,300	44,604
Varonis Systems, Inc. (a)	1,500	95,505
Verra Mobility Corp. (a)	45,200	322,728
Workday, Inc., Class A (a)	1,000	130,220
Workiva, Inc. (a)	8,500	274,805
Zendesk, Inc. (a)	4,000	256,040
Zovio, Inc. (a),(b)	6,100	10,065
Zuora, Inc., Class A (a)	100	805
Zynga, Inc., Class A (a),(b)	266,400	1,824,840

		16,883,469

Specialty Finance — 0.1%
AG Mortgage Investment Trust, Inc. (b)	9,100	24,934

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
AGNC Investment Corp.	8,500	$89,930
Ally Financial, Inc. (a)	300	4,329
Altisource Portfolio Solutions SA (a),(b)	1,000	7,670
Anworth Mortgage Asset Corp. (b)	1,800	2,034
Ares Commercial Real Estate Corp. (b)	9,300	65,007
Blackstone Mortgage Trust, Inc., Class A	5,100	94,962
Chimera Investment Corp.	400	3,640
Curo Group Holdings Corp. (b)	11,200	59,360
Discover Financial Services	300	10,701
Ellington Residential Mortgage REIT (b)	800	4,240
Enova International, Inc. (a),(b)	2,700	39,123
Evo Payments, Inc., Class A (a),(b)	900	13,770
Exantas Capital Corp. (b)	8,900	24,564
Fidelity National Financial, Inc.	44,300	1,102,184
First American Financial Corp.	27,600	1,170,516
General Finance Corp. (a),(b)	700	4,368
Great Ajax Corp. (b)	100	636
Green Dot Corp., Class A (a)	14,700	373,233
GreenSky, Inc., Class A (a),(b)	8,200	31,324
Invesco Mortgage Capital, Inc. (b)	46,100	157,201
Ladder Capital Corp. (b)	6,000	28,440
MFA Financial, Inc. (b)	126,800	196,540
MGIC Investment Corp.	19,600	124,460
New Residential Investment Corp.	27,800	139,278
New York Mortgage Trust, Inc. (b)	29,000	44,950
NewStar Financial, Inc. (d),(a)	100	0
On Deck Capital, Inc. (a),(b)	800	1,232
PennyMac Mortgage Investment Trust (b)	4,200	44,604
Starwood Property Trust, Inc. (b)	40,000	410,000
Stewart Information Services Corp. (b)	1,800	48,006
Synchrony Financial	2,500	40,225
TPG RE Finance Trust, Inc. (b)	21,300	116,937
Two Harbors Investment Corp.	1,300	4,953
Visa, Inc., A Shares	6,800	1,095,616
Western Asset Mortgage Capital Corp. (b)	14,900	34,121
WEX, Inc. (a)	100	10,455

		5,623,543

Technology Services — 0.0%
comScore, Inc. (a),(b)	19,600	55,272
Conduent, Inc. (a),(b)	59,300	145,285
DXC Technology Co.	1	13
Endurance International Group Holdings, Inc. (a)	100	193
Genpact Ltd.	19,400	566,480
Perficient, Inc. (a),(b)	1,500	40,635
PFSweb, Inc. (a),(b)	900	2,700

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Sabre Corp. (a),(b)	53,100	$314,883
ServiceSource International, Inc. (a),(b)	11,200	9,821

		1,135,282

Telecommunications — 0.1%
8x8, Inc. (a)	5,700	79,002
CenturyLink, Inc.	28	265
ESC NII Holdings, Inc. (a)	50,677	109,969
GCI Liberty, Inc., Class A (a),(b)	31	1,766
Gogo, Inc. (a)	23,300	49,396
IDT Corp., Class B (a),(b)	1,100	5,962
Intelsat SA (a)	300	459
Ooma, Inc. (a),(b)	2,200	26,246
ORBCOMM, Inc. (a),(b)	21,900	53,436
RigNet, Inc. (a),(b)	500	900
RingCentral, Inc., Class A (a)	13,600	2,881,976
Spok Holdings, Inc. (b)	1,800	19,242
Switch, Inc., Class A	25,800	372,294
Telephone & Data Systems, Inc.	200	3,352
Verizon Communications, Inc.	36,500	1,961,145
Zix Corp. (a),(b)	4,000	17,240

		5,582,650

Transportation & Logistics — 0.0%
CH Robinson Worldwide, Inc. (b)	1,001	66,266
Covenant Transportation Group, Inc., Class A (a),(b)	3,900	33,813
CSX Corp. (b)	300	17,190
Eagle Bulk Shipping, Inc. (a),(b)	3,185	5,893
Genco Shipping & Trading Ltd. (b)	400	2,568
Marten Transport Ltd. (b)	3,333	68,393
Mobile Mini, Inc.	7,600	199,348
Overseas Shipholding Group, Inc., Class A (a),(b)	1,300	2,951
Radiant Logistics, Inc. (a),(b)	5,500	21,285
Roadrunner Transportation Systems, Inc. (a),(b)	84	214
Schneider National, Inc., Class B	200	3,868
United Parcel Service, Inc., Class B	8,800	822,096
USA Truck, Inc. (a),(b)	2,000	6,340
YRC Worldwide, Inc. (a)	5,200	8,736

		1,258,961

Transportation Equipment — 0.0%
Blue Bird Corp. (a),(b)	2,600	28,418
Commercial Vehicle Group, Inc. (a),(b)	2,100	3,171
FreightCar America, Inc. (a),(b)	900	837
REV Group, Inc. (a)	100	417
Spartan Motors, Inc. (b)	4,200	54,222

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Wabash National Corp.	100	$722

		87,787

Utilities — 0.2%
Atlantic Power Corp. (a),(b)	7,200	15,408
Chesapeake Utilities Corp. (b)	100	8,571
CMS Energy Corp. (b)	16,300	957,625
Consolidated Water Co. Ltd. (b)	1,300	21,320
DTE Energy Co. (b)	11,900	1,130,143
Exelon Corp.	175,400	6,456,474
IDACORP, Inc.	3,100	272,149
Just Energy Group, Inc. (b)	5,900	3,070
NRG Energy, Inc.	31,300	853,238
PG&E Corp. (a),(b)	148,100	1,331,419
Public Service Enterprise Group, Inc.	55,900	2,510,469
Unitil Corp. (b)	300	15,696
WEC Energy Group, Inc.	29	2,556

		13,578,138

Waste & Environmental Services & Equipment — 0.0%
Casella Waste Systems, Inc., Class A (a)	3,500	136,710
Ceco Environmental Corp. (a),(b)	2,200	10,274
Heritage-Crystal Clean, Inc. (a),(b)	1,000	16,240
Republic Services, Inc.	800	60,048
US Ecology, Inc. (b)	800	24,320
Waste Management, Inc. (b)	11,100	1,027,416

		1,275,008

Total North America		642,670,606

Oceania — 0.0%
Iron & Steel — 0.0%
BHP Group PLC, ADR	800	24,272

Total Oceania		24,272

South America — 0.0%
Banking — 0.0%
Banco BBVA Argentina SA, ADR (a)	6,900	18,078

Consumer Products — 0.0%
BRF SA, ADR (a)	25,000	72,500
Cia Cervecerias Unidas SA, ADR (b)	1,800	24,084

		96,584

Gaming, Lodging & Restaurants — 0.0%
Arcos Dorados Holdings, Inc., A Shares	14,400	48,096

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Metals & Mining — 0.0%
Yamana Gold, Inc. (b)	45,600	$125,400

Oil, Gas & Coal — 0.0%
Cosan Ltd., A Shares (a)	22,100	271,830
Geopark Ltd. (a)	2,800	19,796
Transportadora de Gas del Sur SA, ADR	20	92

		291,718

Passenger Transportation — 0.0%
Gol Linhas Aereas Inteligentes SA, ADR	6,900	29,463

Total South America		609,339

TOTAL COMMON STOCK (COST $798,952,005)		702,012,343

PREFERRED STOCK — 0.0%
North America — 0.0%
Utilities — 0.0%
Pacific Gas & Electric Co. (a),(c),(b)	9,305	174,880

Total North America		174,880

TOTAL PREFERRED STOCK (COST $122,471)		174,880

Security Description	Principal Amount	Value

ASSET-BACKED SECURITIES — 4.7%
Europe — 0.1%
Banco Santander SA, Series 1, Class G, 10.00%, 09/25/25 (c),(e)	$7,995,000	7,038,878

North America — 4.6%
ACIS CLO Ltd., Series 2015-6A, Class D, 3 mo. USD LIBOR + 3.77%, 5.53%, 05/01/27 (f),(g),(c),(b)	2,000,000	1,644,356
Adams Mill CLO Ltd., Series 2014-1A, Class D1, 3 mo. USD LIBOR + 3.50%, 5.33%, 07/15/26 (f),(g),(c),(b)	4,750,000	3,903,013
AIG CLO Ltd.,
Series 2019-2A, Class A, 3 mo. USD LIBOR + 1.36%, 3.23%, 10/25/32 (f),(g),(c),(b)	250,000	233,393
Series 2019-2A, Class E, 3 mo. USD LIBOR + 7.25%, 9.12%, 10/25/32 (f),(g),(c),(b),(d)	250,000	173,849
Allegro CLO Ltd.,
Series 2013-1A, Class C, 3 mo. USD LIBOR + 3.45%, 5.22%, 01/30/26 (f),(g),(c),(b)	5,000,000	4,336,275

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2014-1RA, Class C, 3 mo. USD LIBOR + 3.00%, 4.82%, 10/21/28 (f),(g),(c),(b)	$3,000,000	$2,244,240
Series 2016-1A, Class DR, 3 mo. USD LIBOR + 3.80%, 5.63%, 01/15/30 (f),(g),(c),(b)	8,000,000	6,118,784
Arbor Realty Collateralized Loan Obligation Ltd., Series 2020-FL1, Class C, 1 mo. USD LIBOR + 2.05%, 3.71%, 02/15/35 (f),(g),(c),(b)	1,792,000	1,385,811
Ares LIV CLO Ltd., Series 2019-54A, Class E, 3 mo. USD LIBOR + 7.34%, 9.19%, 10/15/32 (f),(g),(c),(b)	250,000	171,520
Ares XXVII CLO Ltd., Series 2013-2A, Class CR, 3 mo. USD LIBOR + 2.40%, 4.20%, 07/28/29 (f),(g),(c),(b)	250,000	224,511
Atlas Senior Loan Fund Ltd., Series 2014-1A, Class DR2, 3 mo. USD LIBOR + 4.00%, 5.84%, 07/16/29 (f),(g),(c),(b)	2,000,000	1,459,640
Avant Loans Funding Trust,
Series 2018-A, Class C, 4.79%, 05/15/24 (f),(c),(b)	3,411,000	3,190,990
Series 2018-B, Class C, 5.00%, 11/17/25 (f),(c),(b),(d)	545,000	482,434
Series 2019-A, Class C, 4.65%, 04/15/26 (f),(c),(b)	3,403,000	2,848,651
Series 2019-B, Class C, 4.54%, 10/15/26 (f),(c),(b),(d)	637,000	500,300
Avery Point CLO Ltd., Series 2014-5A, Class DR, 3 mo. USD LIBOR + 3.10%, 4.94%, 07/17/26 (f),(g),(c),(b)	2,500,000	2,095,698
Bear Stearns Asset-Backed Securities Trust, Series 2007-2, Class A2, 1 mo. USD LIBOR + .32%, 1.27%, 01/25/47 (g),(c),(b)	191,845	190,549
Benefit Street Partners CLO Ltd., Series 2016-10A, Class CR, 3 mo. USD LIBOR + 3.50%, 5.33%, 01/15/29 (f),(g),(c),(b)	3,500,000	2,688,416
Birch Grove CLO Ltd., Series 19A, Class D, 3 mo. USD LIBOR + 3.90%, 4.64%, 06/15/31 (f),(g),(c),(b)	1,500,000	1,170,797
Black Diamond CLO Ltd., Series 2017-1A, Class C, 3 mo. USD LIBOR + 3.95%, 5.75%, 04/24/29 (f),(g),(c),(b)	4,250,000	3,235,049
BlueMountain CLO Ltd., Series 2016-2A, Class C1R, 3 mo. USD LIBOR + 4.00%, 5.69%, 08/20/32 (f),(g),(c),(b)	1,000,000	732,304

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Brookside Mill CLO Ltd., Series 2013-1A, Class DR, 3 mo. USD LIBOR + 2.65%, 4.49%, 01/17/28 (f),(g),(c),(b)	$4,000,000	$3,054,732
California Street CLO LP, Series 2012-9A, Class D1R2, 3 mo. USD LIBOR + 3.70%, 5.54%, 07/16/32 (f),(g),(c),(b)	3,000,000	2,315,829
Carlyle Global Market Strategies CLO Ltd.,
Series 2014-1A, 3 mo. USD LIBOR + 2.60%, 4.44%, 04/17/31 (f),(g),(c),(b)	3,000,000	2,014,728
Series 2015-1A, Class DR2, 3 mo. USD LIBOR + 3.65%, 5.47%, 07/20/31 (f),(g),(c),(b)	2,000,000	1,494,212
CarVal CLO Ltd., 5.97%, 04/20/32 (g),(e),(c),(b)	500,000	384,684
Series 2019-2A, Class D, 3 mo. USD LIBOR + 3.70%, 5.52%, 07/20/32 (f),(g),(c),(b)	6,000,000	4,257,252
Carvana Auto Receivables Trust,
Series 2019-1A, Class E, 5.64%, 01/15/26 (f),(b)	1,116,000	825,748
Series 2019-2A, Class E, 5.01%, 04/15/26 (f),(h),(c),(d)	1,125,000	950,430
Series 2019-3A, Class E, 4.60%, 07/15/26 (f),(h),(c),(d)	1,592,000	1,213,075
Series 2019-4A, Class E, 4.70%, 10/15/26 (f),(h),(c),(d)	1,181,000	903,327
Series 2020-N1A, Class D, 3.43%, 01/15/26 (f),(c)	9,983,000	9,022,725
Series 2020-N1A, Class E, 5.20%, 07/15/27 (f),(c)	5,312,000	3,452,757
Catamaran CLO Ltd.,
Series 2013-1A, Class DR, 3 mo. USD LIBOR + 2.80%, 4.59%, 01/27/28 (f),(g),(c),(b)	5,235,000	4,026,689
Series 2014-1A, Class CR, 3 mo. USD LIBOR + 3.43%, 5.23%, 04/22/30 (f),(g),(c),(b)	3,100,000	2,223,677
Series 2015-1A, Class DR, 3 mo. USD LIBOR + 2.80%, 4.60%, 04/22/27 (f),(g),(c),(b)	1,000,000	788,522
Series 2015-1A, Class E, 3 mo. USD LIBOR + 5.15%, 6.95%, 04/22/27 (f),(g),(c),(b)	2,500,000	1,349,580
Series 2016-1A, Class C, 3 mo. USD LIBOR + 3.85%, 5.67%, 01/18/29 (f),(g),(c),(b)	3,500,000	2,674,802
Cedar Funding XI Clo Ltd., Series 2019-11A, Class E, 3 mo. USD LIBOR + 6.85%, 8.43%, 05/29/32 (f),(g),(c),(b)	500,000	339,576

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Cent CLO Ltd., Series 2014-21A, Class CR2, 3 mo. USD LIBOR + 3.20%, 4.99%, 07/27/30 (f),(g),(c),(b)	$4,200,000	$3,091,771
CIFC Funding Ltd.,
Series 2013-1A, Class DR, 3 mo. USD LIBOR + 6.65%, 8.49%, 07/16/30 (f),(g),(c),(b)	3,000,000	1,794,567
Series 2015-5A, Class CR, 3 mo. USD LIBOR + 2.95%, 4.74%, 10/25/27 (f),(g),(c),(b)	4,000,000	3,120,888
Series 2016-1A, Class D1R, 3 mo. USD LIBOR + 4.00%, 5.82%, 10/21/31 (f),(g),(c)	1,000,000	711,989
Series 2016-1A, Class D2R, 3 mo. USD LIBOR + 4.43%, 6.25%, 10/21/31 (f),(g),(c)	500,000	310,190
Series 2019-4A, Class C, 3 mo. USD LIBOR + 3.50%, 5.33%, 07/15/32 (f),(g),(c),(b)	1,000,000	719,277
Colony American Finance Ltd., Series 2018-1D, Class D, 4.92%, 06/15/51 (f),(c),(b)	708,000	594,559
Consumer Loan Underlying Bond Credit Trust, Series 2018-P1, Class C, 5.21%, 07/15/25 (f),(b),(d)	611,000	569,797
Corevest American Finance Trust,
Series 2017-2 SEQ, Class M, 5.62%, 12/25/27 (f),(c),(b)	459,000	378,182
Series 2019-1, Class D, 4.82%, 03/15/52 (f),(c),(b)	152,000	124,355
Series 2019-1, Class E, 5.49%, 03/15/52 (f),(c),(b)	196,000	154,838
CoreVest American Finance Trust,
Series 2019-2, Class XA, 2.38%, 06/15/52 (v),(f),(c),(g),(b)	17,487,495	1,829,332
Series 2019-2, Class D, 4.22%, 06/15/52 (f),(c),(b)	476,000	384,838
Series 2019-2, Class E, 5.22%, 06/15/52 (f),(c),(g),(b)	699,000	532,678
Corevest American Finance Trust,
Series 2019-3, Class XA, 2.04%, 10/15/52 (v),(f),(c),(g),(b)	15,715,282	1,568,542
Series 2019-3, Class D, 3.76%, 10/15/52 (f),(c),(b)	100,000	82,930
Series 2019-3, Class E, 4.74%, 10/15/52 (f),(c),(g),(b)	124,000	104,204
Series 2020-1, Class E, 4.83%, 03/15/50 (f),(c),(g),(b)	100,000	106,774
Covenant Credit Partners CLO Ltd., Series 2017-1A, Class D, 3 mo. USD LIBOR + 3.75%, 5.58%, 10/15/29 (f),(g),(c),(b)	4,500,000	3,415,333

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Cutwater Ltd.,
Series 2014-2A, Class CR, 3 mo. USD LIBOR + 3.75%, 5.58%, 01/15/27 (f),(g),(c),(b)	$5,000,000	$4,156,055
Series 2015-1A, Class DR, 3 mo. USD LIBOR + 3.45%, 5.28%, 01/15/29 (f),(g),(c),(b)	4,000,000	2,946,548
Denali Capital CLO Ltd., Series 2013-1A, Class B2LR, 3 mo. USD LIBOR + 4.75%, 6.54%, 10/26/27 (f),(g),(c),(b)	1,000,000	486,774
Dryden 80 CLO Ltd., Series 2019-80A, Class D1, 3 mo. USD LIBOR + 4.10%, 5.98%, 01/17/33 (f),(g),(c),(b)	250,000	189,614
Dryden CLO Ltd., Series 2019-75A, Class DR, 3 mo. USD LIBOR + 3.55%, 5.38%, 07/15/30 (f),(g),(c),(b)	4,750,000	3,743,651
Dryden Senior Loan Fund,
Series 2014-33A, Class DR2, 3 mo. USD LIBOR + 3.85%, 5.68%, 04/15/29 (f),(g),(c),(b)	1,000,000	798,762
Series 2014-36A, Class DR2, 3 mo. USD LIBOR + 3.70%, 5.53%, 04/15/29 (f),(g),(c),(b)	6,000,000	4,866,210
Series 2016-43A, Class DRR, 3 mo. USD LIBOR + 3.55%, 5.37%, 07/20/29 (f),(g),(c),(b)	3,000,000	2,408,661
DT Auto Owner Trust,
Series 2019-2A, Class E, 4.46%, 05/15/26 (f),(h),(c),(d)	1,775,000	1,484,214
Series 2019-4A, Class E, 3.93%, 10/15/26 (f),(h),(c),(d)	925,000	721,465
Series 2020-1A, Class E, 3.48%, 02/16/27 (f),(h),(c),(d)	1,595,000	1,228,088
Evans Grove CLO Ltd., Series 2018-1A, Class D, 3 mo. USD LIBOR + 3.20%, 4.81%, 05/28/28 (f),(g),(c),(b)	5,000,000	3,879,905
Fort Washington CLO, Series 2019-1A, Class D1, 3 mo. USD LIBOR + 3.90%, 5.81%, 10/20/32 (f),(g),(c),(b)	1,000,000	730,704
Gallatin Loan Management,
Series 2017-1A, 3 mo. USD LIBOR + 3.25%, 5.08%, 07/15/27 (f),(g),(c),(b)	7,500,000	5,880,000
Series 2018-1A, Class D1, 3 mo. USD LIBOR + 3.10%, 4.92%, 01/21/28 (f),(g),(c),(b)	7,500,000	5,794,822

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Garrison Funding Ltd., Series 2015-1A, Class CR, 3 mo. USD LIBOR + 3.90%, 5.58%, 09/21/29 (f),(g),(c),(b)	$4,000,000	$3,139,524
GLS Auto Receivables Issuer Trust,
Series 2019-2A, Class D, 4.52%, 02/17/26 (f),(c),(b),(d)	1,510,000	1,239,902
Series 2019-3A, Class D, 3.84%, 05/15/26 (f),(c),(b),(d)	1,457,000	1,152,222
Series 2019-4A, Class D, 4.09%, 08/17/26 (f),(c),(b),(d)	900,000	680,174
Series 2020-1A, Class D, 3.68%, 11/16/26 (f),(c),(b),(d)	1,790,000	1,273,608
Greywolf CLO III Ltd., Series 2020-3RA, Class CR, 3 mo. USD LIBOR + 3.35%, 5.15%, 04/15/33 (f),(g),(c),(b)	5,000,000	3,238,985
Greywolf CLO Ltd., Series 2019-1A, Class D, 3 mo. LIBOR + 6.94%, 8.78%, 04/17/30 (f),(g),(c),(b),(d)	250,000	181,601
Harbourview CLO Ltd., Series 7RA, Class D, 3 mo. USD LIBOR + 3.36%, 5.18%, 07/18/31 (f),(g),(c),(b)	4,000,000	2,738,176
Highbridge Loan Management Ltd., Series 7A-2015, Class DR, 3 mo. USD LIBOR + 2.40%, 4.09%, 03/15/27 (f),(g),(c),(b)	1,000,000	736,307
Home Partners of America Trust, Series 2019-1, Class F, 4.10%, 09/17/39 (f),(c),(b)	97,870	59,032
ICG US CLO Ltd., Series 2016-1A, Class CR, 3 mo. USD LIBOR + 3.05%, 4.82%, 07/29/28 (f),(g),(c),(b)	1,000,000	755,343
Jamestown CLO Ltd.,
Series 2014-4A, Class CR, 3 mo. USD LIBOR + 2.65%, 4.48%, 07/15/26 (f),(g),(c),(b)	1,000,000	816,295
Series 2015-7A, Class CR, 3 mo. USD LIBOR + 2.60%, 4.39%, 07/25/27 (f),(g),(c),(b)	5,500,000	4,159,908
Series 2016-9A, Class C1R, 3 mo. USD LIBOR + 4.10%, 5.92%, 10/20/28 (f),(g),(c),(b)	3,000,000	2,342,829
Series 2018-11A, Class C, 3 mo. USD LIBOR + 3.25%, 5.09%, 07/14/31 (f),(g),(c),(b)	2,000,000	1,377,134
Jamestown CLO XV Ltd., Series 2020-15A, Class D, 3 mo. USD LIBOR + 3.65%, 5.35%, 04/15/33 (f),(g),(c),(b)	5,000,000	3,349,075
JMP Credit Advisors CLO Ltd., Series 2014-1RA, Class D, 3 mo. USD LIBOR + 2.60%, 4.44%, 01/17/28 (f),(g),(c),(b)	5,310,000	4,038,621

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
KKR CLO Ltd., Series 18, Class C, 3 mo. USD LIBOR + 2.35%, 4.18%, 07/18/30 (f),(g),(c),(b)	$500,000	$436,580
KVK CLO Ltd., 4.79%, 01/14/28 (f),(c),(g),(b)	4,690,000	3,670,075
Series 2016-1A, Class D, 3 mo. USD LIBOR + 4.40%, 6.23%, 01/15/29 (f),(g),(c),(b)	5,000,000	3,881,480
Madison Park Funding Ltd.,
Series 2012-10A, Class DR2, 3 mo. USD LIBOR + 3.25%, 5.07%, 01/20/29 (f),(g),(c),(b)	1,000,000	801,535
Series 2013-11A, Class DR, 3 mo. USD LIBOR + 3.25%, 5.06%, 07/23/29 (f),(g),(c),(b)	3,400,000	2,679,197
Series 2016-20A, Class DR, 3 mo. USD LIBOR + 3.00%, 4.79%, 07/27/30 (f),(g),(c),(b)	2,000,000	1,471,980
Magnetite XIV-R Ltd., Series 2015-14RA, Class E, 7.42%, 10/18/31 (f),(g),(c),(b)	500,000	331,619
Mariner CLO LLC, Series 2015-1A, Class DR2, 3 mo. USD LIBOR + 2.85%, 4.10%, 04/20/29 (f),(g),(c),(b)	6,000,000	4,498,962
MidOcean Credit CLO, Series 2016-6A, Class DR, 3 mo. USD LIBOR + 3.75%, 5.57%, 01/20/29 (f),(g),(c),(b)	4,000,000	2,957,852
Midocean Credit CLO, Series 2017-7A, Class D, 3 mo. USD LIBOR + 3.88%, 5.71%, 07/15/29 (f),(g),(c),(b)	5,500,000	4,057,267
Mountain View CLO LLC, Series 2017-1A, Class D, 3 mo. USD LIBOR + 3.60%, 5.44%, 10/16/29 (f),(g),(c),(b)	3,000,000	2,154,759
Mountain View CLO Ltd.,
Series 2015-10A, Class DR, 3 mo. USD LIBOR + 2.60%, 4.45%, 10/13/27 (f),(g),(c),(b)	2,500,000	1,939,013
Series 2015-9A, Class CR, 3 mo. USD LIBOR + 3.12%, 4.95%, 07/15/31 (f),(g),(c),(b)	5,000,000	3,228,515
Series 2019-1A, Class D, 3 mo. USD LIBOR + 4.05%, 5.88%, 04/15/29 (f),(g),(c),(b)	5,000,000	3,826,735
Neuberger Berman CLO XXIII Ltd., Series 2016-23A, Class CR, 3 mo. USD LIBOR + 2.15%, 3.99%, 10/17/27 (f),(g),(c),(b)	250,000	220,131
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-28A, Class D, 3 mo. USD LIBOR + 2.85%, 4.67%, 04/20/30 (f),(g),(c),(b)	750,000	534,704
New Residential Mortgage LLC,
Series 2018-FNT1, Class D, 4.69%, 05/25/23 (f),(c),(b)	625,047	582,881

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2018-FNT1, Class E, 4.89%, 05/25/23 (f),(c),(b)	$2,625,197	$2,456,000
Series 2018-FNT2, Class E, 5.12%, 07/25/54 (f),(c),(b)	2,593,692	2,419,419
Nomura CRE CDO Ltd., Series 2007-2A, Class D, 3 mo. USD LIBOR + .45%, 2.60%, 05/21/42 (f),(g),(c),(b)	379,814	186,907
Northwoods Capital Ltd., Series 2018-12BA, Class D, 3 mo. USD LIBOR + 3.15%, 3.89%, 06/15/31 (f),(g),(c),(b)	3,000,000	1,912,887
Oaktree CLO Ltd., Series 2015-1A, Class DR, 3 mo. USD LIBOR + 5.20%, 7.02%, 10/20/27 (f),(g),(c),(b)	2,500,000	1,375,283
Ocean Trails CLO, Series 2016-6A, Class DR, 3 mo. USD LIBOR + 3.65%, 5.48%, 07/15/28 (f),(g),(c),(b)	5,000,000	3,916,445
Octagon Investment Partners Ltd.,
Series 2012-1A, Class CR, 3 mo. USD LIBOR + 4.00%, 5.83%, 07/15/29 (f),(g),(c),(b)	3,500,000	2,822,806
Series 2014-1A, Class CRR, 3 mo. USD LIBOR + 3.95%, 5.65%, 02/14/31 (f),(g),(c),(b)	2,000,000	1,458,752
Series 2014-1A, Class E, 3 mo. USD LIBOR + 4.85%, 6.68%, 04/15/26 (f),(g),(c),(b)	1,000,000	630,633
OFSI Fund Ltd., Series 2014-7A, Class DR, 3 mo. USD LIBOR + 3.20%, 5.02%, 10/18/26 (f),(g),(c),(b)	2,000,000	1,653,996
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, 3 mo. USD LIBOR + 7.15%, 8.97%, 01/21/30 (f),(g),(c),(b),(d)	250,000	190,930
OneMain Financial Issuance Trust,
Series 2017-1A, Class D, 4.52%, 09/14/32 (f),(c),(b)	4,500,000	3,602,754
Series 2017-1A SEQ, Class A1, 2.37%, 09/14/32 (f),(c)	3,060,649	3,007,106
Series 2019-1A, Class E, 5.69%, 02/14/31 (f),(c),(b)	5,000,000	4,024,635
OZLM Funding Ltd., Series 2013-4A, Class BR, 3 mo. USD LIBOR + 2.20%, 4.00%, 10/22/30 (f),(g),(c),(b)	3,000,000	2,572,524
OZLM Ltd.,
Series 2014-6A, Class CS, 3 mo. USD LIBOR + 3.13%, 4.97%, 04/17/31 (f),(g),(c),(b)	2,000,000	1,410,752

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2015-12A, Class D, 3 mo. USD LIBOR + 5.40%, 7.17%, 04/30/27 (f),(g),(c),(b)	$8,833,000	$4,726,680
Series 2015-13A, Class D, 3 mo. USD LIBOR + 5.45%, 7.22%, 07/30/27 (f),(g),(c),(b)	1,100,000	602,181
Parallel Ltd.,
Series 2017-1A, Class DR, 3 mo. USD LIBOR + 3.10%, 4.81%, 07/20/29 (f),(g),(c),(b)	3,000,000	2,247,723
Series 2019-1A, Class D, 3 mo. USD LIBOR + 4.20%, 6.02%, 07/20/32 (f),(g),(c),(b)	1,000,000	723,033
Series 2019-1A, Class E, 3 mo. USD LIBOR + 6.72%, 8.54%, 07/20/32 (f),(g),(c),(b)	1,333,000	899,846
Perimeter Master Note Business Trust,
Series 2019-1A, Class C, 8.06%, 12/15/22 (f),(c),(b),(d)	251,000	235,455
Series 2019-2A, Class B, 5.21%, 05/15/24 (f),(h),(c),(d)	921,000	891,968
Series 2019-2A, Class C, 7.06%, 05/15/24 (f),(c),(b),(d)	251,000	220,657
Regatta Funding LP, Series 2013-2A, 3 mo. USD LIBOR + 3.70%, 5.53%, 01/15/29 (f),(g),(c),(b)	1,500,000	1,159,511
Regatta XI Funding Ltd., Series 2018-1A, Class D, 3 mo. USD LIBOR + 2.85%, 4.69%, 07/17/31 (f),(g),(c),(b)	490,000	348,921
Rockford Tower CLO Ltd.,
Series 2017-1A, Class BR, 3 mo. USD LIBOR + 1.45%, 1.00%, 04/15/29 (f),(g),(c)	2,500,000	2,270,560
Series 2017-2A, Class DR, 3 mo. USD LIBOR + 2.85%, 4.10%, 10/15/29 (f),(g),(c),(b)	3,750,000	2,834,340
Series 2019-1A, Class C, 3 mo. USD LIBOR + 2.75%, 4.57%, 04/20/32 (f),(g),(c),(b)	750,000	653,411
Series 2019-2A, Class D, 3 mo. USD LIBOR + 3.50%, 5.19%, 08/20/32 (f),(g),(c),(b)	750,000	515,347
Romark CLO III Ltd., Series 2019-3A, Class C, 3 mo. USD LIBOR + 3.90%, 5.73%, 07/15/32 (f),(g),(c),(b)	750,000	550,958
Romark CLO Ltd., Series 2017-1A, Class B, 3 mo. LIBOR + 2.15%, 3.96%, 10/23/30 (f),(g),(c),(b)	250,000	216,286
RR Ltd., Series 2017-2A, Class C, 3 mo. USD LIBOR + 3.00%, 4.83%, 10/15/29 (f),(g),(c),(b)	750,000	583,811

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Shackleton CLO Ltd., Series 2017-11A, Class D, 3 mo. USD LIBOR + 3.65%, 5.34%, 08/15/30 (f),(g),(c),(b)	$2,000,000	$1,424,420
Skopos Auto Receivables Trust, Series 2019-1A, Class C, 3.63%, 09/16/24 (f),(c),(b)	1,627,000	1,305,615
Thacher Park CLO Ltd., Series 2014-1A, Class E2, 3 mo. USD LIBOR + 6.00%, 7.82%, 10/20/26 (f),(g),(c),(b)	1,000,000	663,204
TICP CLO Ltd., Series 2018-IA, Class C, 3 mo. USD LIBOR + 3.04%, 4.83%, 04/26/28 (f),(g),(c),(b)	4,650,000	3,576,385
TICP CLO X Ltd., Series 2018-10A, Class C, 3 mo. LIBOR + 1.90%, 3.72%, 04/20/31 (f),(g),(c),(b)	250,000	212,799
Tralee CLO Ltd., Series 2018-5A, Class D, 3 mo. USD LIBOR + 3.20%, 5.02%, 10/20/28 (f),(g),(c),(b)	4,500,000	3,339,706
Trimaran CAVU Ltd., Series 2019-2A, Class C, 3 mo. USD LIBOR + 4.72%, 6.63%, 11/26/32 (f),(g),(c),(b)	2,000,000	1,518,888
Venture CLO Ltd.,
Series 2013-14A, Class DR, 3 mo. USD LIBOR + 4.00%, 5.61%, 08/28/29 (f),(g),(c),(b)	4,000,000	2,981,720
Series 2014-16A, Class DRR, 3 mo. USD LIBOR + 2.51%, 4.34%, 01/15/28 (f),(g),(c),(b)	4,000,000	2,912,868
Series 2014-18A, Class DR, 3 mo. USD LIBOR + 3.10%, 4.93%, 10/15/29 (f),(g),(c),(b)	1,000,000	707,831
Series 2019-37A, Class D, 3 mo. USD LIBOR + 3.90%, 5.73%, 07/15/32 (f),(g),(c),(b)	3,000,000	2,084,790
Vericrest Opportunity Loan Trust, Series 2017-NP11 SEQ, Class A1, 3.38%, 10/25/47 (k),(f),(c)	805,551	741,936
Vibrant CLO Ltd., Series 2018-8A, Class C, 3 mo. USD LIBOR + 2.85%, 4.67%, 01/20/31 (f),(g),(c),(b)	6,300,000	4,262,674
VOLT LXXXV LLC, Series 2020-NPL1 SEQ, Class A1A, 3.23%, 01/25/50 (k),(f),(c),(g)	1,882,363	1,738,519
VOYA CLO, Series 2017-2A, Class C, 3 mo. USD LIBOR + 3.70%, 5.53%, 06/07/30 (f),(g),(c),(b)	4,000,000	3,175,352
Voya CLO Ltd., Series 2016-2A, Class CR, 3 mo. USD LIBOR + 4.00%, 5.82%, 07/19/28 (f),(g),(c),(b)	250,000	205,745

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
WhiteHorse Ltd., Series 2015-10A, Class DR, 3 mo. USD LIBOR + 3.00%, 4.84%, 04/17/27 (f),(g),(c),(b)	$1,250,000	$997,316
Zais CLO Ltd., Series 2018-11A, Class D, 3 mo. USD LIBOR + 4.00%, 5.82%, 01/20/32 (f),(g),(c),(b)	5,500,000	3,454,291

Total North America		296,412,039

TOTAL ASSET-BACKED SECURITIES (COST $395,206,324)		303,450,917

CONVERTIBLE BONDS — 0.0%
North America — 0.0%
Financial Services — 0.0%
RWT Holdings, Inc., 5.75%, 10/01/25 (f),(c),(b)	3,418,000	2,091,239

Total North America		2,091,239

TOTAL CONVERTIBLE BONDS (COST $3,418,000)		2,091,239

BANK DEBT — 4.4%
Europe — 0.1%
Biotechnology & Pharmaceuticals — 0.0%
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 mo. USD LIBOR, 0.00%, 11/15/27 (c),(p),(g)	1,485,555	1,400,135

Cable & Satellite — 0.0%
Altice Financing SA, 2017 USD Term Loan B, 2 mo. LIBOR + 2.75%, 4.41%, 07/31/24 (c),(g)	833,604	754,412
Ziggo Financing Partnership, USD Term Loan I, 1 mo. LIBOR + 2.50%, 3.20%, 04/30/28 (c),(o),(g)	520,858	489,607

		1,244,019

Chemicals — 0.0%
Churchill AOC., 2018 Term Loan B, 1 mo. LIBOR + 4.25%, 5.26%, 08/01/25 (c),(o),(d),(g)	890,932	768,429
Starfruit Finco B.V, 2018 USD Term Loan B, 1 mo. LIBOR + 3.00%, 3.86%, 10/01/25 (c),(o),(g)	930,247	827,920

		1,596,349

Entertainment Contents — 0.0%
Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan, 3.500%, 02/01/24 (c)	1,997,579	1,773,571

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount		Value
Exploration & Production — 0.0%
Endeavour International Holding BV, Term Loan A1, 0.00%, 01/02/21 (c),(o),(d),(g)	$1,127,625		$20,297

Food & Beverage — 0.0%
Froneri International Ltd., 2020 USD Term Loan, 1 mo. LIBOR + 2.25%, 3.24%, 01/29/27 (c),(o),(g)	230,582		218,476

Health Care Facilities & Services — 0.0%
LGC Limited, Term Loan, 0.00%, 01/22/27 (c),(p)	150,000		129,000

Machinery Manufacturing — 0.0%
Zodiac Pool Solutions LLC., USD Term Loan B, 1 mo. LIBOR + 2.00%, 2.98%, 07/02/25 (c),(o),(g)	57,530		51,777

Media — 0.0%
Cineworld Limited, Incremental Term Loan, 0.00%, 02/05/27 (c),(p),(o)	638,752		421,576

Medical Equipment & Devices — 0.0%
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, 1 mo. LIBOR + 3.25%, 4.77%, 06/30/25 (c),(g)	354,247		299,781

Recreation Facilities & Services — 0.1%
Richmond UK Bidco Ltd., 2017 GBP Term Loan B, 3 mo. LIBOR - GBP + 4.25%, 4.98%, 03/03/24 (c),(o)	2,203,715	GBP	2,203,474

Retail—Consumer Discretionary — 0.0%
Belron Finance US LLC, 2019 USD Term Loan B, 3 mo. LIBOR + 2.50%, 4.27%, 10/30/26 (c),(o)	$451,043		423,981

Software & Services — 0.0%
Capri Finance LLC, USD 2017 1st Lien Term Loan, 3 mo. LIBOR + 3.00%, 4.78%, 11/01/24 (c),(o),(g)	396,962		340,395
ION Trading Technologies S.a.r.l., USD Incremental Term Loan B, 3 mo. USD LIBOR, 0.00%, 11/21/24 (c),(p),(g)	498,704		407,276

			747,671

Wireless Telecommunications Services — 0.0%
Altice France S.A., USD Term Loan B12, 1 mo. LIBOR + 3.69%, 4.39%, 03/31/26 (c),(o),(g)	544,296		506,195

Total Europe			11,036,302

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
North America — 4.2%
Advertising & Marketing — 0.3%
Advantage Sales & Marketing, Inc.,
2014 1st Lien Term Loan, 3 mo. LIBOR + 3.25%, 4.70%, 07/23/21 (c),(o)	$15,945,024	$12,716,157
Term Loan B2, 3 mo. LIBOR + 3.25%, 4.70%, 07/25/21 (c)	6,706,957	5,365,565
AppLovin Corporation, 2018 Term Loan B, 1 mo. LIBOR + 3.50%, 4.49%, 08/15/25 (c),(o),(g)	395,990	352,431
Red Ventures, LLC, 2020 Term Loan B, 1 mo. LIBOR + 2.50%, 3.49%, 11/08/24 (c),(g)	854,065	706,030
Terrier Media Buyer, Inc., Term Loan B, 3 mo. LIBOR + 4.25%, 5.70%, 12/17/26 (c),(o),(g)	739,254	652,392

		19,792,575

Aerospace & Defense — 0.0%
Dynasty Acquisition Co., Inc.,
2020 CAD Term Loan B2, 1 mo. LIBOR + 3.50%, 4.95%, 04/08/26 (c),(g)	304,163	240,669
2020 Term Loan B1, 1 mo. LIBOR + 3.50%, 4.95%, 04/08/26 (c),(g)	565,743	447,644
TransDigm, Inc.,
2020 Term Loan F, 1 mo. LIBOR + 2.25%, 3.24%, 12/09/25 (c),(g)	329,335	298,872
2020 Term Loan G, 1 mo. LIBOR + 2.25%, 3.24%, 08/22/24 (c),(g)	395,970	366,668

		1,353,853

Airlines — 0.0%
American Airlines, Inc.,
2017 1st Lien Term Loan, 1 mo. LIBOR + 1.75%, 2.69%, 01/29/27 (c),(g)	759,924	615,538
Repriced TL B due 2023, 3 mo. USD LIBOR, 0.00%, 04/28/23 (c),(p),(g)	440,532	355,730

		971,268

Auto Parts Manufacturing — 0.0%
Panther BF Aggregator 2 LP, USD Term Loan B, 1 mo. LIBOR + 3.50%, 4.44%, 04/30/26 (c),(o),(g)	1,196,992	1,089,263

Biotechnology & Pharmaceuticals — 0.0%
Alphabet Holding Company, Inc., 2017 1st Lien Term Loan, 3 mo. LIBOR + 3.50%, 4.49%, 09/26/24 (c),(g)	435,168	344,026

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount		Value
Amneal Pharmaceuticals LLC, 2018 Term Loan B, 1 mo. LIBOR + 3.50%, 4.50%, 05/04/25 (c),(g)	$491,428		$417,714

			761,740

Cable & Satellite — 0.1%
Cogeco Communications (USA) II L.P., 2017 1st Lien Term Loan, 1 mo. LIBOR + 2.00%, 2.99%, 01/03/25 (c),(g)	626,507		580,565
CSC Holdings, LLC, 2019 Term Loan B5, 1 mo. LIBOR + 2.50%, 3.11%, 04/15/27 (c),(g)	1,515,705		1,444,967
Radiate Holdco, LLC, 1st Lien Term Loan, 0.00%, 02/01/24 (c),(p),(g)	556,445		510,076
UPC Broadband Holding B.V., 2020 USD Term Loan B, 1 mo. LIBOR + 2.25%, 2.95%, 04/30/28 (c),(o),(g)	149,123		135,329
WideOpenWest Finance LLC, 2017 Term Loan B, 1 mo. LIBOR + 3.25%, 4.25%, 08/18/23 (c),(o),(g)	509,667		467,620

			3,138,557

Casinos & Gaming — 0.0%
Caesars Entertainment Operating Company, Exit Term Loan, 3 mo. LIBOR + 2.00%, 2.99%, 10/07/24 (c),(g)	87,922		71,070
Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 3 mo. LIBOR + 2.75%, 3.74%, 12/23/24 (c),(g)	979,975		787,900
Golden Nugget, Inc.,
2017 Incremental Term Loan B, 1 mo. LIBOR + 2.50%, 3.49%, 10/04/23 (c),(o)	641,134		496,879
2017 Incremental Term Loan B, 3 mo. LIBOR + 2.50%, 3.70%, 10/04/23 (c),(o),(g)	532,818		412,934

			1,768,783

Chemicals — 0.0%
Ascend Performance Materials Operations LLC, 2019 Term Loan B, 3 mo. LIBOR + 5.25%, 6.70%, 08/27/26 (c),(o),(g)	597,000		501,480
GrafTech Finance, Inc., 2018 Term Loan B, 1 mo. LIBOR + 3.50%, 4.50%, 02/12/25 (c),(o),(g)	681,797		586,346
H.B. Fuller Company, 2017 Term Loan B, 1 mo. LIBOR + 2.00%, 2.77%, 10/20/24 (c),(g)	1,300,000		1,120,444
LyondellBasell Industries NV,
0.00%, 08/15/15 (d),(c)	980,469	EUR	0
0.00%, 08/15/49 (d),(c)	$16,732,095		0

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Trinseo Materials Operating S.C.A., 2018 Term Loan, 1 mo. LIBOR + 2.00%, 2.99%, 09/06/24 (c),(g)	$249,386	$204,809
Univar Inc., 2019 USD Term Loan B5, 3 mo. LIBOR + 2.00%, 3.45%, 11/22/26 (c),(g)	329,993	286,269

		2,699,348

Coal Operations — 0.0%
Blackhawk Mining LLC,
2019 Exit Term Loan B1, 3 mo. LIBOR + 9.50%, 11.28%, 06/05/20 (c),(o),(g)	64,001	57,601
2019 Exit Term Loan B2, 3 mo. LIBOR + 9.50%, 11.50%, 10/31/23 (c),(o),(g)	91,430	77,715

		135,316

Commercial Services — 0.0%
Prime Security Services Borrower, LLC, 2019 Term Loan B1, 1 mo. LIBOR + 3.25%, 4.61%, 09/23/26 (c),(g)	1,194,000	1,066,242
Sunshine Luxembourg VII SARL, USD Term Loan B1, 6 mo. LIBOR + 4.25%, 5.32%, 10/01/26 (c),(g)	496,041	443,460

		1,509,702

Communications Equipment — 0.0%
Avaya, Inc., 2018 Term Loan B, 1 mo. LIBOR + 4.25%, 4.95%, 12/15/24 (c),(g)	631,538	535,229
CommScope, Inc., 2019 Term Loan B, 1 mo. LIBOR + 3.25%, 4.24%, 04/06/26 (c),(o),(g)	641,707	603,205
MLN US HoldCo LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 4.50%, 6.02%, 11/30/25 (c),(g)	578,251	396,512

		1,534,946

Construction Materials Manufacturing — 0.0%
Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 1 mo. LIBOR + 2.50%, 3.49%, 02/01/27 (c),(o),(g)	386,496	355,577

Consumer Finance — 0.1%
Apollo Commercial Real Estate Finance, Inc, Term Loan B, 1 mo. LIBOR + 2.75%, 3.45%, 05/15/26 (c),(o),(g)	6,796,845	5,233,571
Ocwen Loan Servicing, LLC, 2016 Term Loan B, 1 mo. LIBOR + 6.00%, 7.00%, 12/07/20 (c),(o)	4,455,863	3,965,718

		9,199,289

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Consumer Products — 0.0%
Reynolds Consumer Products LLC, Term Loan, 1 mo. USD LIBOR, 0.00%, 02/04/27 (c),(p),(g)	$800,000	$749,600

Consumer Services — 0.3%
Aegis Sciences Corp., 2018 Term Loan, 3 mo. LIBOR + 5.50%, 7.23%, 05/09/25 (c),(g)	36,363	29,554
Agro Merchants NAI Holdings LLC, 2017 1st Lien Term Loan B, 3 mo. LIBOR + 3.75%, 5.20%, 12/06/24 (c),(o),(g)	5,641,303	4,682,282
AlixPartners, LLP, 2017 Term Loan B, 1 mo. LIBOR + 2.50%, 3.50%, 04/04/24 (c),(o),(g)	868,531	827,275
Allied Universal Holdco LLC, 2019 Term Loan B, 1 mo. LIBOR + 4.25%, 5.24%, 07/10/26 (c),(o),(g)	821,275	755,573
Aramark Services, Inc., 2019 Term Loan B4, 1 mo. LIBOR + 1.75%, 2.74%, 01/15/27 (c),(o),(g)	641,854	593,715
Cambium Learning Group, Inc., Term Loan B, 3 mo. LIBOR + 4.50%, 5.95%, 12/18/25 (c),(o),(g)	507,805	408,783
Cast and Crew Payroll, LLC,
2019 1st Lien Term Loan, 1 mo. LIBOR + 3.75%, 4.74%, 02/09/26 (c),(o),(g)	624,037	486,749
2020 Incremental Term Loan, 0.00%, 02/09/26 (c),(p),(o),(g)	130,876	100,774
CHG Healthcare Services Inc.,
2017 1st Lien Term Loan B, 3 mo. LIBOR + 3.00%, 4.07%, 06/07/23 (c),(g)	492,944	435,432
2017 1st Lien Term Loan B, 3 mo. LIBOR + 3.00%, 4.45%, 06/07/23 (c)	1,270	1,122
Fort Dearborn Company,
2016 1st Lien Term Loan, 1 mo. LIBOR + 4.00%, 5.52%, 10/19/23 (c)	186,898	156,995
2016 1st Lien Term Loan, 3 mo. LIBOR + 4.00%, 5.91%, 10/19/23 (c)	8,755,050	7,354,242
2016 2nd Lien Term Loan, 3 mo. LIBOR, 8.50%, 10.41%, 10/21/24 (c),(d),(o)	2,457,491	2,125,730
Guidehouse LLP, 2018 Term Loan, 1 mo. LIBOR + 4.50%, 5.49%, 05/01/25 (c),(o),(g)	261,851	209,481
National Intergovernmental Purchasing Alliance Company, 1st Lien Term Loan, 3 mo. LIBOR + 3.75%, 5.20%, 05/23/25 (c),(o),(g)	25,628	21,784
USS Ultimate Holdings, Inc., 1st Lien Term Loan, 3 mo. USD LIBOR, 0.00%, 08/25/24 (c),(p),(o),(g)	299,233	257,340

		18,446,831

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Containers & Packaging — 0.1%
Berlin Packaging LLC, 2018 1st Lien Term Loan, 3 mo. USD LIBOR, 0.00%, 11/07/25 (c),(p),(o),(g)	$299,239	$259,589
Berry Global, Inc.,
2019 Term Loan Y, 1 mo. LIBOR + 2.00%, 2.86%, 07/01/26 (c),(g)	1,171,093	1,106,683
Term Loan W, 1 mo. LIBOR + 2.00%, 2.86%, 10/01/22 (c),(g)	113,582	108,139
Charter NEX US, Inc., Incremental Term Loan, 1 mo. LIBOR + 3.50%, 4.49%, 05/16/24 (c),(g)	971,065	839,972
Flex Acquisition Company, Inc.,
1st Lien Term Loan, 1 mo. LIBOR + 3.00%, 4.58%, 12/29/23 (c),(o),(g)	8,194	7,416
1st Lien Term Loan, 3 mo. LIBOR + 3.00%, 4.91%, 12/29/23 (c),(o)	218,308	197,569
2018 Incremental Term Loan, 3 mo. USD LIBOR, 0.00%, 06/29/25 (c),(p),(o),(g)	359,789	325,609
Reynolds Group Holdings Inc., USD 2017 Term Loan, 1 mo. LIBOR + 2.75%, 3.74%, 02/05/23 (c),(o),(g)	494,880	466,424

		3,311,401

Defence Equipment — 0.0%
Amentum Government Services Holdings LLC, Term Loan B, 1 mo. LIBOR + 4.00%, 4.99%, 02/03/27 (c),(o)	179,358	165,009

Distributors—Discretionary — 0.0%
KAR Auction Services, Inc., 2019 Term Loan B6, 1 mo. LIBOR + 2.25%, 3.19%, 09/19/26 (c),(o),(g)	393,200	361,744

Educational Services — 0.0%
Learning Care Group, Inc., 2018 1st Lien Term Loan, 3 mo. USD LIBOR, 0.00%, 03/13/25 (c),(p),(g)	199,491	156,289

Electrical Equipment — 0.0%
Brookfield WEC Holdings Inc., 2020 Term Loan, 1 mo. LIBOR + 3.00%, 3.99%, 08/01/25 (c),(o),(g)	999,253	939,298
Vertiv Group Corporation, Term Loan B, 1 mo. LIBOR + 3.00%, 4.58%, 03/02/27 (c),(o),(g)	204,503	175,872

		1,115,170

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Electrical Equipment Manufacturing — 0.0%
Ingersoll-Rand Services Company, 2020 USD Spinco Term Loan, 1 mo. LIBOR + 1.75%, 2.74%, 03/01/27 (c),(g)	$391,354	$365,916

Entertainment Contents — 0.0%
Mediacom Illinois, LLC, Term Loan N, 1 Week LIBOR + 1.75%, 2.37%, 02/15/24 (c),(o),(g)	174,544	167,562
Univision Communications Inc., Term Loan C5, 1 mo. LIBOR + 2.75%, 3.75%, 03/15/24 (c),(g)	711,411	599,364

		766,926

Entertainment Resources — 0.1%
Alterra Mountain Company, Term Loan B1, 1 mo. LIBOR + 2.75%, 3.74%, 07/31/24 (c),(o),(g)	548,597	493,737
AMC Entertainment Holdings, Inc., 2019 Term Loan B, 1 mo. LIBOR + 3.00%, 4.08%, 04/22/26 (c),(g)	348,400	254,004
Bulldog Purchaser, Inc., 2018 Term Loan, 3 mo. LIBOR + 3.75%, 4.82%, 09/05/25 (c),(g)	4,383,195	3,550,388
Crown Finance US, Inc., 2018 USD Term Loan, 6 mo. LIBOR + 2.25%, 3.32%, 02/28/25 (c),(o),(g)	150,305	101,456
NASCAR Holdings, Inc, Term Loan B, 1 mo. LIBOR + 2.75%, 3.67%, 10/19/26 (c),(g)	115,470	100,690
SMG US Midco 2, Inc., 2020 Term Loan, 3 mo. LIBOR + 2.50%, 3.43%, 01/23/25 (c),(o),(g)	469,960	395,942
UFC Holdings, LLC, 2019 Term Loan, 1 mo. LIBOR + 3.25%, 4.25%, 04/29/26 (c),(g)	277,936	241,804

		5,138,021

Entertainment Resources — 0.0%
William Morris Endeavor Entertainment, LLC,
2018 1st Lien Term Loan, 1 mo. LIBOR + 2.75%, 3.74%, 05/18/25 (c),(g)	145,869	114,325
2018 1st Lien Term Loan, 3 mo. LIBOR + 2.75%, 4.37%, 05/18/25 (c)	130,191	102,037

		216,362

Exploration & Production — 0.0%
Par Pacific Holdings, Inc. Term Loan B, 8.600%, 01/12/26 (c),(o)	1,888,659	1,284,288

Financial Services — 0.2%
Deerfield Dakota Holding, LLC, 2018 Term Loan B, 1 mo. LIBOR + 3.25%, 4.25%, 01/27/27 (c),(o),(g)	445,455	436,546

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Focus Financial Partners, LLC, 2020 Term Loan, 1 mo. USD LIBOR, 0.00%, 07/03/24 (c),(p),(g)	$1,196,954	$1,069,275
Getty Images, Inc. 2019 USD Term Loan B, 5.500%, 02/19/26 (c)	6,159,687	4,866,153
GI Revelation Acquisition LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 5.00%, 5.99%, 04/16/25 (c),(g)	96,006	73,925
IG Investment Holdings, LLC, 2018 1st Lien Term Loan, 3 mo. LIBOR + 4.00%, 5.45%, 05/23/25 (c),(g)	980,025	773,612
LDiscovery, LLC, Term Loan, 3 mo. LIBOR + 5.88%, 7.78%, 12/09/23 (c),(o),(d),(g)	200,538	170,457
LPL Holdings, Inc., 2019 Term Loan B1, 1 mo. USD LIBOR, 0.00%, 11/12/26 (c),(p),(o),(g)	315,662	295,933
Minotaur Acquisition, Inc., Term Loan B, 1 mo. LIBOR + 5.00%, 5.99%, 03/27/26 (c),(g)	877,358	722,355
NFP Corp., 2020 Term Loan, 1 mo. LIBOR + 3.25%, 4.24%, 02/15/27 (c),(g)	833,585	711,323
Quidditch Acquisition, Inc., 2018 Term Loan B, 3 mo. LIBOR + 7.00%, 8.45%, 03/21/25 (c),(o),(d),(g)	199,516	159,613
Trans Union, LLC, 2019 Term Loan B5, 1 mo. LIBOR + 1.75%, 2.74%, 11/16/26 (c),(g)	522,469	498,696

		9,777,888

Food & Beverage — 0.0%
CHG PPC Parent LLC, 2018 Term Loan B, 1 mo. LIBOR + 2.75%, 3.74%, 03/31/25 (c),(o),(g)	785,196	698,824
Chobani, LLC, 2017 Term Loan B, 1 mo. LIBOR + 3.50%, 4.50%, 10/10/23 (c),(g)	240,929	213,825
Dole Food Company Inc., 2017 Term Loan B, 1 mo. LIBOR + 2.75%, 3.75%, 04/06/24 (c),(g)	298,000	267,083
Hostess Brands, LLC,
2019 Term Loan, 1 mo. LIBOR + 2.25%, 3.24%, 08/03/25 (c),(o)	191,532	177,167
2019 Term Loan, 3 mo. LIBOR + 2.25%, 4.01%, 08/03/25 (c),(o),(g)	91,164	84,326
2019 Term Loan, 3 mo. LIBOR + 2.25%, 4.03%, 08/03/25 (c),(o)	428,481	396,345

		1,837,570

Gaming, Lodging & Restaurants — 0.0%
K-Mac Holdings Corp,
2018 1st Lien Term Loan, 1 mo. LIBOR + 3.00%, 3.99%, 03/14/25 (c)	625,182	488,161

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
2018 2nd Lien Term Loan, 1 mo. LIBOR + 6.75%, 7.74%, 03/16/26 (c),(d)	$163,740	$114,618
Tacala, LLC, 1st Lien Term Loan, 1 mo. LIBOR + 3.50%, 4.49%, 02/01/25 (c)	121,068	95,846

		698,625

Hardware — 0.1%
Dell International LLC, 2019 Term Loan B, 1 mo. LIBOR + 2.00%, 2.99%, 09/19/25 (c),(g)	1,699,486	1,615,582
Western Digital Corporation, 2018 Term Loan B4, 3 mo. LIBOR + 1.75%, 3.35%, 04/29/23 (c),(o),(g)	1,151,127	1,105,082

		2,720,664

Health Care Facilities & Services — 0.7%
American Renal Holdings Inc., 2017 Term Loan B, 1 mo. LIBOR + 5.00%, 5.99%, 06/21/24 (c),(d),(g)	23,334	19,775
Catalent Pharma Solutions Inc., Term Loan B2, 1 mo. LIBOR + 2.25%, 3.24%, 05/18/26 (c),(o),(g)	396,000	382,140
Change Healthcare Holdings LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.50%, 3.50%, 03/01/24 (c),(o),(g)	734,165	690,115
DaVita, Inc., 2020 Term Loan B, 1 mo. LIBOR + 1.75%, 2.74%, 08/12/26 (c),(g)	509,852	482,769
Envision Healthcare Corporation, 2018 1st Lien Term Loan, 3 mo. LIBOR + 3.75%, 4.74%, 10/10/25 (c),(g)	307,164	155,118
ExamWorks Group, Inc. 2017 Term Loan, 4.70%, 07/27/23 (c),(o)	979,873	876,986
GHX Ultimate Parent Corporation, 2017 1st Lien Term Loan, 3 mo. LIBOR + 3.25%, 4.62%, 06/28/24 (c),(o),(g)	757,214	700,423
HCA Inc., Term Loan B12, 1 mo. LIBOR + 1.75%, 2.74%, 03/13/25 (c),(g)	395,696	373,604
Heartland Dental, LLC, 2018 1st Lien Term Loan, 3 mo. USD LIBOR, 0.00%, 04/30/25 (c),(p),(g)	110,383	84,259
Jaguar Holding Company II, 2018 Term Loan, 1 mo. LIBOR + 2.50%, 3.50%, 08/18/22 (c),(g)	979,714	932,482
New Millennium HoldCo, Inc. Exit Term Loan, 7.500%, 12/21/20 (c)	7,305,574	2,532,623
Owens & Minor, Inc. Term Loan B, 6.081%, 04/30/25 (c),(o)	5,529,372	4,451,145
Packaging Coordinators Midco, Inc., 1st Lien Term Loan, 6 mo. LIBOR + 4.00%, 5.08%, 06/30/23 (c),(o),(g)	47,877	41,174

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Parexel International Corporation, Term Loan B, 1 mo. LIBOR + 2.75%, 3.74%, 09/27/24 (c),(g)	$147,183	$124,922
Patterson Medical Holdings, Inc., 1st Lien Term Loan, 3 mo. LIBOR + 4.75%, 6.53%, 08/29/22 (c),(g)	10	7
Pearl Intermediate Parent LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 2.75%, 3.74%, 02/14/25 (c),(g)	758,962	627,411
Phoenix Guarantor Inc, 2020 Term Loan B, 1 mo. LIBOR + 3.25%, 4.11%, 03/05/26 (c),(o)	985,050	889,008
Quorum Health Corporation Term Loan B, 8.527%, 04/29/22 (c)	14,775,868	11,983,228
RegionalCare Hospital Partners Holdings, Inc., 2018 Term Loan B, 1 mo. LIBOR + 3.75%, 4.74%, 11/17/25 (c),(g)	467,880	431,914
Surgery Center Holdings, Inc., 2017 Term Loan B, 1 mo. LIBOR + 3.25%, 4.25%, 09/02/24 (c),(g)	692,894	527,985
Team Health Holdings, Inc. 1st Lien Term Loan, 3.750%, 02/06/24 (c),(o)	13,675,505	8,547,191
U.S. Anesthesia Partners, Inc., 2017 Term Loan, 1 mo. LIBOR + 3.00%, 4.00%, 06/23/24 (c),(g)	301,656	223,729
U.S. Renal Care, Inc. 2019 Term Loan B, 6.000%, 06/26/26 (c)	4,026,684	3,480,223
Wink Holdco, Inc 2nd Lien Term Loan B, 8.210%, 12/01/25 (c),(d),(o)	7,981,327	6,544,689

		45,102,920

Home Improvement — 0.2%
AI Aqua Merger Sub, Inc.,
2017 1st Lien Term Loan B, 4.32%, 12/13/23 (c),(o)	1,613,891	1,371,808
2017 Incremental Term Loan, 4.32%, 12/13/23 (c),(o)	8,418,193	7,155,464
Apex Tool Group, LLC, 2019 Term Loan B, 1 mo. LIBOR + 5.25%, 6.50%, 08/21/24 (c),(g)	527,287	403,153
MI Windows and Doors, LLC, Term Loan B, 1 mo. USD LIBOR, 0.00%, 11/06/26 (c),(p),(o),(g)	333,245	279,926
Tamko Building Products, Inc, Term Loan B, 1 mo. LIBOR + 3.25%, 4.24%, 06/01/26 (c),(o),(g)	646,999	601,709

		9,812,060

Industrial Other — 0.2%
Core & Main LP,
2017 Term Loan B, 3 mo. LIBOR + 2.75%, 4.33%, 08/01/24 (c),(o)	186,934	164,035

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
2017 Term Loan B, 1 mo. LIBOR + 2.75%, 4.33%, 08/01/24 (c),(o),(g)	$289,411	$253,958
Pike Corporation, 2019 Term Loan B, 1 mo. LIBOR + 3.25%, 4.24%, 07/24/26 (c),(g)	568,850	526,186
QualTek USA, LLC 2018 1st Lien Term Loan, 8.027%, 07/18/25 (c),(o)	12,128,183	10,733,442

		11,677,621

Insurance — 0.0%
USI, Inc., 2019 Incremental Term Loan B, 1 mo. LIBOR + 4.00%, 4.99%, 12/02/26 (c),(g)	403,705	360,642

Internet Media — 0.0%
Ancestry.com Operations Inc., 2019 Extended Term Loan B, 1 mo. LIBOR + 4.25%, 5.24%, 08/27/26 (c),(g)	280,188	221,349
Go Daddy Operating Company, LLC, 2017 Repriced Term Loan, 1 mo. USD LIBOR, 0.00%, 02/15/24 (c),(p),(o),(g)	524,313	498,753
Micro Holding Corp., 2017 1st Lien Term Loan, 6 mo. LIBOR + 3.75%, 4.82%, 09/13/24 (c),(g)	395,939	332,985
Web.com Group, Inc.,
2018 2nd Lien Term Loan, 3 mo. LIBOR + 7.75%, 8.95%, 10/09/26 (c),(d),(g)	101,708	76,619
2018 Term Loan B, 3 mo. LIBOR + 3.75%, 4.95%, 10/10/25 (c),(g)	282,672	230,378

		1,360,084

Machinery Manufacturing — 0.2%
Wash Multifamily Acquisition Inc., Canadian 1st Lien Term Loan, 1 mo. LIBOR + 3.25%, 4.25%, 05/14/22 (c),(o),(g)	3,712	3,081
Engineered Machinery Holdings, Inc.,
USD 1st Lien Term Loan, 3 mo. LIBOR + 3.00%, 4.45%, 07/19/24 (c),(g)	268,274	218,643
USD 2nd Lien Term Loan, 8.70%, 07/18/25 (c),(o)	8,435,663	6,326,747
Titan Acquisition Limited 2018 Term Loan B, 4.450%, 03/28/25 (c)	5,528,948	4,506,093
WASH Multifamily Laundry Systems, LLC, 2015 1st Lien Term Loan, 1 mo. LIBOR + 3.25%, 4.25%, 05/14/22 (c),(o),(g)	23,959	19,886

		11,074,450

Managed Care — 0.0%
MPH Acquisition Holdings LLC, 2016 Term Loan B, 3 mo. LIBOR + 2.75%, 4.20%, 06/07/23 (c),(g)	222,603	196,076

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Manufactured Goods — 0.1%
Hillman Group Inc. (The), 2018 Term Loan B, 6 mo. LIBOR + 4.00%, 5.07%, 05/31/25 (c),(g)	$270,121	$209,682
Tecomet Inc., 2017 Repriced Term Loan, 3 mo. USD LIBOR, 0.00%, 05/01/24 (c),(p),(o),(g)	384,766	323,203
WireCo WorldGroup, Inc. 1st Lien Term Loan, 3 mo. LIBOR + 5.00%, 6.072%, 09/30/23 (c),(o)	4,839,491	3,811,099

		4,343,984

Media — 0.1%
Charter Communications Operating, LLC, 2019 Term Loan B2, 1 mo. LIBOR + 1.75%, 2.74%, 02/01/27 (c),(g)	1,122,109	1,072,546
Clear Channel Outdoor Holdings, Inc., Term Loan B, 1 mo. LIBOR + 3.50%, 4.49%, 08/21/26 (c),(o),(g)	747,908	628,243
Entercom Media Corp., 2019 Term Loan, 1 mo. LIBOR + 2.50%, 3.49%, 11/18/24 (c),(o),(g)	2,372,371	2,135,134
Virgin Media Bristol LLC, USD Term Loan N, 1 mo. LIBOR + 2.50%, 3.20%, 01/31/28 (c),(g)	168,919	155,405

		3,991,328

Medical Equipment & Devices — 0.0%
Albany Molecular Research, Inc.,
2017 1st Lien Term Loan, 3 mo. USD LIBOR, 0.00%, 08/30/24 (c),(p),(g)	99,744	85,999
2017 2nd Lien Term Loan, 1 mo. LIBOR + 7.00%, 8.00%, 07/28/25 (c),(o),(d),(g)	14,031	9,821

		95,820

Medical Equipment & Devices Manufacturing — 0.0%
Athenahealth, Inc., 2019 Term Loan B, 3 mo. LIBOR + 4.50%, 5.28%, 02/11/26 (c),(o),(g)	998,656	928,750
CPI Holdco, LLC, 2019 Term Loan, 3 mo. LIBOR + 4.25%, 5.70%, 11/04/26 (c),(o),(g)	60,606	52,121
Femur Buyer, Inc., 1st Lien Term Loan, 3 mo. LIBOR + 4.50%, 5.95%, 03/05/26 (c),(o),(g)	496,250	392,038

		1,372,909

Oil, Gas & Coal — 0.2%
IBI Media Inc. 2019 Term Loan B, 3 mo. LIBOR, 7.00%, 8.00%, 08/01/23 (c)	6,063,117	4,890,934
PG&E Corp Term Loan, 3 mo. LIBOR + 0.20%, 3.450%, 04/16/21 (c),(o)	4,670,589	4,343,648

		9,234,582

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Pharmaceuticals — 0.0%
Arbor Pharmaceuticals, Inc., Term Loan B, 1 mo. LIBOR + 5.00%, 6.00%, 07/05/23 (c),(g)	$102,542	$73,190
Bausch Health Companies Inc.,
2018 Term Loan B, 1 mo. LIBOR + 3.00%, 3.61%, 06/02/25 (c),(g)	235,871	223,193
Term Loan B, 1 mo. LIBOR + 2.75%, 3.36%, 11/27/25 (c),(g)	608,874	575,386
Endo Luxembourg Finance Company I S.a r.l., 2017 Term Loan B, 1 mo. LIBOR + 4.25%, 5.25%, 04/29/24 (c),(o),(g)	449,717	401,372

		1,273,141

Power Generation — 0.0%
Calpine Corporation,
2019 Term Loan B10, 1 mo. LIBOR + 2.00%, 2.99%, 08/12/26 (c),(o),(g)	675,825	635,275
Term Loan B5, 1 mo. LIBOR + 2.25%, 3.24%, 01/15/24 (c),(g)	897,644	859,943
Vistra Operations Company LLC,
1st Lien Term Loan B3, 1 mo. LIBOR + 1.75%, 2.55%, 12/31/25 (c)	97,654	92,405
1st Lien Term Loan B3, 1 mo. LIBOR + 1.75%, 2.74%, 12/31/25 (c),(g)	408,006	386,076

		1,973,699

Property & Casualty Insurance — 0.2%
Alliant Holdings Intermediate, LLC, 2018 Term Loan B, 1 mo. LIBOR + 3.00%, 3.99%, 05/09/25 (c),(g)	386,482	350,152
AmWINS Group, Inc.,
2017 Term Loan B, 1 mo. LIBOR + 2.75%, 3.75%, 01/25/24 (c),(o)	354,203	326,310
2017 Term Loan B, 1 mo. LIBOR + 2.75%, 3.77%, 01/25/24 (c),(o),(g)	70,959	65,371
AssuredPartners, Inc., 2020 Term Loan B, 1 mo. LIBOR + 3.50%, 4.49%, 02/12/27 (c),(g)	849,148	736,636
Asurion LLC,
2017 2nd Lien Term Loan, 1 mo. LIBOR + 6.50%, 7.49%, 08/04/25 (c),(g)	241,559	220,121
2017 Term Loan B4, 1 mo. LIBOR + 3.00%, 3.99%, 08/04/22 (c),(g)	423,019	399,046
2018 Term Loan B6, 1 mo. LIBOR + 3.00%, 3.99%, 11/03/23 (c),(o),(g)	395,826	376,035
2018 Term Loan B7, 1 mo. USD LIBOR, 0.00%, 11/03/24 (c),(p),(o),(g)	1,196,954	1,131,122

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Broadstreet Partners, Inc., 2020 Term Loan B, 1 mo. LIBOR + 3.25%, 4.24%, 01/27/27 (c),(g)	$388,854	$339,194
Hub International Limited,
2018 Term Loan B, 3 mo. LIBOR + 2.75%, 4.39%, 04/25/25 (c),(g)	53,559	49,756
2018 Term Loan B, 2 mo. LIBOR + 2.75%, 4.55%, 04/25/25 (c)	1,126,095	1,046,142
NMI Holdings, Inc., 2018 Term Loan B, 1 mo. LIBOR + 4.75%, 5.75%, 05/24/23 (c),(o),(g)	6,687,912	5,885,363
Sedgwick Claims Management Services, Inc.,
2018 Term Loan B, 1 mo. LIBOR + 3.25%, 4.24%, 12/31/25 (c),(g)	395,990	348,142
2019 Term Loan B, 3 mo. USD LIBOR, 0.00%, 09/03/26 (c),(p),(g)	248,459	222,681

		11,496,071

Publishing & Broadcasting — 0.1%
A-L Parent LLC,
2016 1st Lien Term Loan, 4.25%, 12/01/23 (c)	5,554,333	3,628,813
2016 2nd Lien Term Loan, 0.00%, 12/02/24 (c),(p),(o),(d),(g)	857,047	599,933
iHeartCommunications, Inc., 2020 Term Loan, 1 mo. LIBOR + 3.00%, 3.99%, 05/01/26 (c),(g)	349,687	292,863
LBI Media, Inc., Exit Term Loan, 3 mo. LIBOR + 7.50%, 9.33%, 10/16/24 (c),(d),(o)	200,452	184,415
Nexstar Broadcasting, Inc., 2019 Term Loan B4, 1 mo. LIBOR + 2.75%, 3.73%, 09/18/26 (c),(g)	1,530,972	1,419,211

		6,125,235

Real Estate — 0.1%
Colorado Buyer Inc 2nd Lien Term Loan, 8.250%, 05/01/25 (c),(d)	1,835,279	650,496
Invitation Homes Operating Partnership LP, Term Loan A, 1 mo. LIBOR + 1.70%, 2.66%, 02/06/22 (c),(o),(g)	6,872,000	5,841,200
VICI Properties 1 LLC, Replacement Term Loan B, 1 mo. LIBOR + 1.75%, 2.67%, 12/20/24 (c),(g)	98,760	90,489

		6,582,185

Refining & Marketing — 0.1%
Citgo Petroleum Corporation 2019 Term Loan B, 6.000%, 03/28/24 (c),(o)	7,494,133	6,519,896
Gulf Finance, LLC,
Term Loan B, 3 mo. LIBOR + 5.25%, 6.71%, 08/25/23 (c)	50,948	25,423

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Term Loan B, 1 mo. LIBOR + 5.25%, 6.84%, 08/25/23 (c)	$85,564	$42,696

		6,588,015

Restaurants — 0.1%
1011778 B.C. Unlimited Liability Company, Term Loan B4, 1 mo. LIBOR + 1.75%, 2.74%, 11/19/26 (c),(o),(g)	1,618,530	1,489,048
Fogo De Chao, Inc., 2018 Add On Term Loan, 3 mo. LIBOR + 4.25%, 5.70%, 04/07/25 (c),(o),(d),(g)	757,392	492,305
IRB Holding Corp,
2020 Term Loan B, 6 mo. LIBOR + 2.75%, 3.75%, 02/05/25 (c),(g)	399,006	306,488
2020 Term Loan B, 3 mo. LIBOR + 2.75%, 3.95%, 02/05/25 (c)	1,021	784
KFC Holding Co., 2018 Term Loan B, 3 mo. USD LIBOR, 0.00%, 04/03/25 (c),(p),(o),(g)	341,338	321,711
Whatabrands LLC, 2020 Term Loan B, 1 mo. LIBOR + 2.75%, 3.77%, 08/03/26 (c),(g)	549,210	450,583

		3,060,919

Retail—Consumer Discretionary — 0.1%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, 1 mo. LIBOR + 2.00%, 2.99%, 01/15/27 (c),(o),(g)	485,560	456,427
Avis Budget Car Rental, LLC, 2020 Term Loan B, 1 mo. LIBOR + 1.75%, 2.74%, 08/06/27 (c),(g)	708,927	568,326
Bass Pro Group, LLC Term Loan B, 6.072%, 09/25/24 (c),(o)	3,310,067	2,763,906
CNT Holdings III Corp, 2017 Term Loan, 6 mo. LIBOR + 3.00%, 4.08%, 01/22/23 (c),(g)	442,396	393,458
Harbor Freight Tools USA, Inc., 2018 Term Loan B, 3 mo. LIBOR + 2.50%, 3.49%, 08/18/23 (c),(g)	183,866	166,215
Petco Animal Supplies, Inc., 2017 Term Loan B, 3 mo. LIBOR + 3.25%, 5.03%, 01/26/23 (c),(g)	480,997	331,407
PetSmart, Inc., Consenting Term Loan, 6 mo. LIBOR + 4.00%, 5.00%, 03/11/22 (c)	265,540	253,957
SRS Distribution Inc.,
2018 1st Lien Term Loan, 1 mo. LIBOR + 3.25%, 4.32%, 05/23/25 (c)	776	654
2018 1st Lien Term Loan, 6 mo. LIBOR + 3.25%, 4.32%, 05/23/25 (c),(g)	403,137	339,642
Wand NewCo 3, Inc., 2020 Term Loan, 1 mo. USD LIBOR, 0.00%, 02/05/26 (c),(p),(o),(g)	535,327	476,441

		5,750,433

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Retail—Consumer Staples — 0.0%
US Foods, Inc.,
2016 Term Loan B, 1 mo. LIBOR + 1.75%, 2.74%, 06/27/23 (c),(g)	$478,476	$440,997
2019 Term Loan B, 6 mo. LIBOR + 2.00%, 3.07%, 09/13/26 (c),(g)	982,684	892,277

		1,333,274

Retail—Discretionary — 0.0%
Priso Acquisition Corporation, 2017 Term Loan B, 3 mo. LIBOR + 3.00%, 4.91%, 05/08/22 (c),(o),(d),(g)	180,054	147,644

Semiconductors — 0.0%
ON Semiconductor Corporation, 2019 Term Loan B, 1 mo. LIBOR + 2.00%, 2.99%, 09/19/26 (c),(o),(g)	419,015	391,779

Software — 0.0%
DCert Buyer, Inc., 2019 Term Loan B, 3 mo. LIBOR + 4.00%, 4.99%, 10/16/26 (c),(g)	731,708	648,783
Mitchell International, Inc., 2017 1st Lien Term Loan, 1 mo. LIBOR + 3.25%, 4.24%, 11/29/24 (c),(g)	615,647	508,937

		1,157,720

Software & Services — 0.2%
Applied Systems, Inc., 2017 1st Lien Term Loan, 3 mo. LIBOR + 3.25%, 4.70%, 09/19/24 (c),(g)	757,446	695,586
Banff Merger Sub Inc, 2018 USD Term Loan B, 3 mo. USD LIBOR, 0.00%, 10/02/25 (c),(p),(g)	997,475	823,166
Blackboard, Inc. 2019 Term Loan B5, 7.737%, 06/30/24 (c),(o)	4,723,574	4,133,127
Castle US Holding Corporation, USD Term Loan B, 1 mo. LIBOR + 3.75%, 5.20%, 01/29/27 (c),(g)	277,116	219,789
CCC Information Services, Inc., 2017 1st Lien Term Loan, 1 mo. LIBOR + 2.75%, 3.75%, 04/29/24 (c),(g)	657,995	596,894
Compuware Corporation, 2018 Term Loan B, 1 mo. LIBOR + 4.00%, 4.99%, 08/22/25 (c),(g)	160,409	151,319
ConvergeOne Holdings, Inc., 2019 Term Loan, 1 mo. LIBOR + 5.00%, 5.99%, 01/04/26 (c),(o),(g)	283,951	215,802
Dun & Bradstreet Corporation (The), Term Loan, 1 mo. USD LIBOR, 0.00%, 02/06/26 (c),(p),(d),(g)	387,465	347,266

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Epicor Software Corporation, 1st Lien Term Loan, 1 mo. LIBOR + 3.25%, 4.25%, 06/01/22 (c),(g)	$322,042	$293,058
Flexera Software LLC, 2018 1st Lien Term Loan, 1 mo. LIBOR + 3.50%, 4.50%, 02/26/25 (c),(g)	395,960	355,374
Genuine Financial Holdings, LLC, 2018 1st Lien Term Loan, 3 mo. USD LIBOR, 0.00%, 07/12/25 (c),(p),(g)	99,747	81,294
Help/Systems Holdings, Inc, 2019 Term Loan B, 1 mo. LIBOR + 4.75%, 5.75%, 11/19/26 (c),(o),(g)	577,656	486,675
Hyland Software, Inc., 2018 1st Lien Term Loan, 3 mo. LIBOR + 3.50%, 4.24%, 07/01/24 (c),(o),(g)	377,282	348,986
Informatica LLC,
2020 USD 2nd Lien Term Loan, 7.13%, 02/14/25 (c),(o),(d)	77,519	68,217
2020 USD Term Loan B, 1 mo. LIBOR + 3.25%, 4.24%, 02/14/27 (c),(g)	295,964	255,023
Kronos Incorporated, 2017 Term Loan B, 3 mo. LIBOR + 3.00%, 4.76%, 11/01/23 (c),(g)	757,826	687,886
McAfee, LLC, 2018 USD Term Loan B, 1 mo. LIBOR + 3.75%, 4.69%, 09/30/24 (c),(g)	692,965	646,765
Perforce Software, Inc., 2020 Term Loan B, 1 mo. LIBOR + 3.75%, 4.74%, 07/01/26 (c),(g)	674,548	562,121
Presidio, Inc., 2020 Term Loan B, 3 mo. LIBOR + 3.50%, 5.28%, 12/19/26 (c),(o),(g)	173,881	161,709
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, 6 mo. LIBOR + 3.50%, 5.38%, 04/26/24 (c),(o),(g)	294,139	264,725
Project Boost Purchaser, LLC, 2019 Term Loan B, 3 mo. USD LIBOR, 0.00%, 06/01/26 (c),(p),(g)	397,188	327,017
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, 3 mo. LIBOR + 3.00%, 4.76%, 11/03/23 (c),(g)	488,903	422,901
Sabre GLBL Inc., 2018 Term Loan B, 1 mo. LIBOR + 2.00%, 2.99%, 02/22/24 (c),(g)	147,262	122,595
SolarWinds Holdings, Inc., 2018 Term Loan B, 3 mo. USD LIBOR, 0.00%, 02/05/24 (c),(p),(g)	535,392	496,132
SS&C Technologies Holdings Europe S.A.R.L., 2018 Term Loan B4, 1 mo. LIBOR + 1.75%, 2.74%, 04/16/25 (c),(g)	256,364	239,060
SS&C Technologies Inc.,
2018 Term Loan B3, 1 mo. LIBOR + 1.75%, 2.74%, 04/16/25 (c),(g)	359,282	335,031
2018 Term Loan B5, 1 mo. USD LIBOR, 0.00%, 04/16/25 (c),(p),(g)	423,283	394,978

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Surf Holdings, LLC, USD Term Loan, 3 mo. LIBOR + 3.50%, 4.81%, 03/05/27 (c),(o),(g)	$85,131	$75,341
Tempo Acquisition LLC, Term Loan, 3 mo. USD LIBOR, 0.00%, 05/01/24 (c),(p),(g)	414,077	368,528
Veritas Bermuda Ltd., USD Repriced Term Loan B, 3 mo. USD LIBOR, 0.00%, 01/27/23 (c),(p),(g)	329,293	279,899
Verscend Holding Corp., 2018 Term Loan B, 1 mo. LIBOR + 4.50%, 5.49%, 08/27/25 (c),(o),(g)	441,696	415,194
VS Buyer, LLC, Term Loan B, 3 mo. LIBOR + 3.25%, 4.86%, 03/02/27 (c),(o),(g)	70,961	67,768

		14,939,226

Technology Services — 0.0%
Access CIG, LLC, 2018 1st Lien Term Loan, 3 mo. LIBOR + 3.75%, 5.53%, 02/27/25 (c),(g)	223,350	180,635
IMS Health Inc., 2017 USD Term Loan B2, 1 mo. USD LIBOR, 0.00%, 01/17/25 (c),(p),(g)	444,559	400,845

		581,480

Transportation & Logistics — 0.0%
Lineage Logistics Holdings, LLC, 2018 Term Loan, 1 mo. LIBOR + 3.00%, 4.00%, 02/27/25 (c),(o),(g)	450,030	417,965

Travel & Lodging — 0.0%
Casablanca US Holdings, Inc., 2018 1st Lien Term Loan, 3 mo. LIBOR + 4.00%, 5.62%, 03/29/24 (c),(g)	1,979,320	1,583,456
Diamond Resorts International, Inc., 2018 Term Loan B, Citibank, N.A., 1 mo. LIBOR + 3.75%, 4.75%, 09/02/23 (c),(o),(g)	99,241	66,987
Marriott Ownership Resorts, Inc., 2019 Term Loan B, 0.00%, 08/29/25 (c),(p),(o),(g)	340,000	295,800

		1,946,243

Utilities — 0.2%
Pacific Gas & Electric Company, Revolver, 3 mo. USD LIBOR, 0.00%, 04/27/22 (c),(p),(g),(i)	6,297,991	5,995,688
PG&E Opco Revolver, 3 mo. LIBOR + 0.48, 3.75%, 04/27/22 (c),(o)	5,336,104	4,962,576

		10,958,264

Waste & Environmental Services & Equipment — 0.0%
EnergySolutions, LLC, 2018 Term Loan B, 3 mo. LIBOR + 3.75%, 5.20%, 05/09/25 (c),(o),(g)	875,163	752,640
ERM Emerald US Inc., USD Term Loan B1, 3 mo. LIBOR + 3.75%, 5.20%, 02/05/23 (c),(o)	310,028	273,600

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
GFL Environmental Inc.,
2018 USD Term Loan B, 1 mo. LIBOR + 3.00%, 3.99%, 05/30/25 (c),(g)	$185,828	$179,325
2018 USD Term Loan B, 1 mo. LIBOR + 3.00%, 4.00%, 05/30/25 (c)	33,252	32,088
US Ecology Holdings, Inc., Term Loan B, 1 mo. LIBOR + 2.50%, 3.49%, 11/1/26 (c),(o),(g)	226,705	215,369

		1,453,022

Wireless Telecommunications Services — 0.1%
CenturyLink, Inc., 2020 Term Loan B, 1 mo. LIBOR + 2.25%, 3.24%, 03/15/27 (c),(g)	2,428,406	2,253,877
Level 3 Financing Inc., 2019 Term Loan B, 1 mo. LIBOR + 1.75%, 2.74%, 03/01/27 (c),(g)	550,153	511,642
SBA Senior Finance II LLC, 2018 Term Loan B, 1 mo. LIBOR + 1.75%, 2.74%, 04/11/25 (c),(g)	584,711	551,382
Securus Technologies Holdings, Inc., 2017 1st Lien Term Loan, 3 mo. USD LIBOR, 0.00%, 11/01/24 (c),(p),(o),(g)	53,322	41,058
Sprint Communications, Inc., 1st Lien Term Loan B, 1 mo. LIBOR + 2.50%, 3.50%, 02/02/24 (c),(o),(g)	1,007,214	999,660
Switch, Ltd., 2017 Term Loan B, 3 mo. LIBOR + 2.25%, 3.24%, 06/27/24 (c),(o),(g)	665,500	608,932
Telesat Canada, Term Loan B5, 1 mo. LIBOR + 2.75%, 3.74%, 12/07/26 (c),(o),(g)	750,256	712,744

		5,679,295

Total North America		271,900,607

South America — 0.1%
Cable & Satellite — 0.0%
Coral-US Co-Borrower, LLC, 2020 Term Loan B5, 1 mo. LIBOR + 2.25%, 3.24%, 01/31/28 (c),(o),(g)	389,482	362,704

Iron & Steel — 0.1%
Samarco Mineracao S.A., Fixed Rate Term Loan, 0.00%, 03/25/21 (c),(p),(o)	8,773,832	3,246,318

Total South America		3,609,022

TOTAL BANK DEBT (COST $333,155,164)		286,545,931

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount		Value

CORPORATE BONDS & NOTES — 6.0%
Africa — 0.1%
Utilities — 0.1%
Eskom Holdings SOC Ltd.,
5.75%, 01/26/21 (e),(k)	$4,371,000		$3,693,495
8.45%, 08/10/28 (e)	3,005,000		2,085,470

			5,778,965

Total Africa			5,778,965

Asia — 0.0%
Financial Services — 0.0%
VTB Bank OJSC Via VTB Capital SA, 6.95%, 10/17/22 (e)	3,032,000		3,016,846

Total Asia			3,016,846

Europe — 0.1%
Automobiles Manufacturing — 0.0%
Mclaren Finance plc, 5.00%, 08/01/22 (c),(e)	2,470,000	GBP	2,030,836

Banks — 0.1%
ICBC Standard Bank plc, MTN, 15.36%, 10/01/21 (f),(b)	130,330,000	UAH	4,392,299

Entertainment Resources — 0.0%
CPUK Finance Ltd., 4.25%, 02/28/47 (f),(c)	160,000	GBP	159,481

Wireless Telecommunications Services — 0.0%
VF Ukraine PAT via VFU Funding plc, 6.20%, 02/11/25 (f)	$517,000		429,213

Total Europe			7,011,829

Middle East — 0.7%
Exploration & Production — 0.7%
Oil and Gas Holding Co. BSCC, 7.50%, 10/25/27 (e),(h)	50,000,000		42,962,000

Financial Services — 0.0%
MDC-GMTN BV, MTN, 4.50%, 11/07/28 (e)	1,379,000		1,450,543

Total Middle East			44,412,543

North America — 3.5%
Airlines — 0.0%
American Airlines Group, Inc., 3.75%, 03/01/25 (f),(c),(b)	742,000		519,400

Banks — 0.0%
Promerica Financial Corp., 9.70%, 05/14/24 (f),(b)	3,400,000		2,863,480

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Consumer Finance — 0.1%
Curo Group Holdings Corp., 8.25%, 09/01/25 (f),(c),(b)	$14,944,000	$10,535,520

Consumer Products — 0.1%
Kronos Acquisition Holdings, Inc., 9.00%, 08/15/23 (f),(c),(b)	4,570,000	3,747,400

Exploration & Production — 0.1%
Par Petroleum LLC / Petroleum Finance Corp., 7.75%, 12/15/25 (f),(c),(b)	12,479,000	7,830,573

Financial Services — 0.0%
MF Global Holdings Ltd., 6.75%, 08/08/16 (i),(c),(o),(d)	436,000	135,160

Food & Beverage — 0.2%
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.50%, 12/15/22 (f),(c),(b)	12,947,000	12,752,795

Health Care Facilities & Services — 0.1%
AHP Health Partners, Inc., 9.75%, 07/15/26 (f),(c),(b)	7,443,000	6,440,814
BCPE Cycle Merger Sub II, Inc., 10.63%, 07/15/27 (f),(c),(b)	2,792,000	2,345,280

		8,786,094

Home Improvement — 0.1%
Werner FinCo LP / Werner FinCo, Inc., 8.75%, 07/15/25 (f),(c),(b)	4,383,000	3,857,040

Homebuilders — 0.0%
Adams Homes, Inc., 7.50%, 02/15/25 (f),(c),(b)	414,000	395,370

Industrial Other — 0.3%
Michael Baker International LLC, 8.75%, 03/01/23 (f),(c),(b)	20,381,000	19,922,427

Integrated Oils — 0.6%
Petroleos Mexicanos,
5.95%, 01/28/31 (f)	1,712,000	1,177,171
6.35%, 02/12/48 (h)	13,839,000	8,649,375
6.63%, 06/15/35 (h)	550,000	369,848
6.75%, 09/21/47 (h)	4,650,000	2,973,163
6.84%, 01/23/30 (f),(h)	13,600,000	9,839,872
6.95%, 01/28/60 (e),(f),(h)	5,840,000	3,896,448
7.69%, 01/23/50 (e),(f),(h)	16,446,000	11,429,970

		38,335,847

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Internet Media — 0.1%
Getty Images, Inc., 9.75%, 03/01/27 (f),(c),(b)	$4,918,000	$3,604,476
Uber Technologies, Inc., 7.50%, 11/01/23 (f),(c),(b)	2,361,000	2,293,263

		5,897,739

Machinery Manufacturing — 0.1%
Husky III Holding Ltd., PIK, 13.00%, 02/15/25 (f),(c)	4,110,000	3,018,713
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (f),(c),(b)	4,545,000	3,795,075

		6,813,788

Managed Care — 0.2%
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (f),(c),(b)	12,186,000	10,602,551

Manufactured Goods — 0.1%
Foxtrot Escrow Issuer LLC / Foxtrot Escrow Corp., 12.25%, 11/15/26 (f),(c),(b)	4,813,000	3,754,140

Oil & Gas Services & Equipment — 0.1%
CSI Compressco LP / CSI Compressco Finance, Inc.,
7.25%, 08/15/22 (c),(b)	8,544,000	4,699,200
7.50%, 04/01/25 (f),(c),(b)	6,866,000	4,600,288
Waldorf Production Ltd., 1.00%, 01/02/49 (d),(c)	9,926	4,070

		9,303,558

Pipeline — 0.4%
American Midstream Partners LP / American Midstream Finance Corp., 9.50%, 12/15/21 (f),(c),(b)	21,665,000	20,365,100
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 02/15/21 (c),(b)	16,593,000	8,899,656

		29,264,756

Real Estate — 0.1%
ESH Hospitality, Inc., 4.63%, 10/01/27 (f),(c),(b)	1,144,000	892,320
Senior Housing Properties Trust, 4.75%, 02/15/28 (c),(b)	3,444,000	3,077,527

		3,969,847

Refining & Marketing — 0.1%
Citgo Holding, Inc., 9.25%, 08/01/24 (f),(c),(b)	9,263,000	7,549,345
CITGO Petroleum Corp., 6.25%, 08/15/22 (f),(c),(b)	382,000	353,366

		7,902,711

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Retail—Consumer Discretionary — 0.4%
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp., 8.00%, 06/01/21 (f),(c),(b)	$14,510,000	$12,841,350
Guitar Center, Inc., 9.50%, 10/15/21 (f),(c),(b)	15,458,000	11,482,202
Staples, Inc., 7.50%, 04/15/26 (f),(c),(b)	1,014,000	887,256

		25,210,808

Software & Services — 0.2%
Banff Merger Sub, Inc., 9.75%, 09/01/26 (f),(c),(b)	12,181,000	10,719,280

Travel & Lodging — 0.1%
Diamond Resorts International, Inc., 7.75%, 09/01/23 (f),(c),(b)	2,567,000	1,848,240
Marriott Ownership Resorts, Inc., 4.75%, 01/15/28 (f),(c),(b)	148,000	111,000
Viking Cruises Ltd., 5.88%, 09/15/27 (f),(c),(b)	3,332,000	1,949,586
VOC Escrow Ltd., 5.00%, 02/15/28 (f),(c),(b)	4,091,000	2,991,135

		6,899,961

Utilities — 0.0%
Rockpoint Gas Storage Canada Ltd., 7.00%, 03/31/23 (f),(c),(b)	2,398,000	1,744,569

Total North America		231,764,814

South America — 1.6%
Financial Services — 0.0%
CSN Islands XI Corp., 6.75%, 01/28/28 (f)	1,972,000	1,263,046

Integrated Oils — 1.6%
Petrobras Global Finance BV,
5.09%, 01/15/30 (f),(h)	88,379,000	80,645,837
6.90%, 03/19/49 (h),(b)	13,952,000	13,601,805
8.75%, 05/23/26	5,025,000	5,424,488

		99,672,130

Power Generation — 0.0%
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30 (f)	929,000	822,165

Total South America		101,757,341

TOTAL CORPORATE BONDS & NOTES (COST $477,354,647)		393,742,338

SOVEREIGN DEBT — 15.0%
Bahrain Government International Bond, 7.00%, 01/26/26 (e)	2,600,000	2,455,700

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount		Value
Citigroup Global Markets Holdings, Inc.,
MTN, 14.30%, 04/14/20 (f)	129,146,213	UAH	$4,670,320
MTN, 14.64%, 06/12/20 (f)	137,194,680	UAH	4,916,275
Colombia Government International Bond, 5.20%, 05/15/49	$1,136,000		1,192,766
Costa Rica Government International Bond,
5.63%, 04/30/43 (e)	4,400,000		3,168,000
7.16%, 03/12/45 (e)	30,000,000		24,000,000
Deutsche Bundesrepublik Inflation Linked Bond,
0.10%, 04/15/26 (c),(h),(e)	25,178,666	EUR	29,353,844
0.50%, 04/15/30 (c),(h),(e)	43,050	EUR	54,610
Egypt Government International Bond,
6.88%, 04/30/40 (e)	$2,300,000		1,778,434
7.90%, 02/21/48 (e),(f),(h)	74,400,000		59,878,013
8.15%, 11/20/59 (f)	1,279,000		1,036,092
8.50%, 01/31/47 (e),(h)	12,500,000		10,209,800
8.70%, 03/01/49 (f),(b)	1,500,000		1,240,110
Export Credit Bank of Turkey,
4.25%, 09/18/22 (e)	200,000		176,000
5.38%, 10/24/23 (e)	400,000		352,000
6.13%, 05/03/24 (e)	4,300,000		3,663,600
French Republic Government Bond OAT, 0.100%, 03/01/28 - 03/01/29 (c),(e),(h)	39,620,132		45,744,089
Gabon Government International Bond, 6.63%, 02/06/31 (f),(h),(b)	$27,800,000		17,064,634
Goldman Sachs International, MTN, 0.00%, 01/21/21 (f),(u),(o)	182,400,000	EGP	10,327,502
HSBC Holdings PLC, 5.94%, 05/23/23 (h),(o),(d)	$50,000,000		49,351,500
Iraq International Bond,
5.80%, 01/15/28 (e),(h)	142,850,000		108,594,570
6.75%, 03/09/23 (e),(h)	11,000,000		8,834,320
Ivory Coast Government International Bond,
6.13%, 06/15/33 (e)	68,500,000		59,627,195
6.38%, 03/03/28 (e),(h)	3,200,000		2,930,848
Japan Treasury Discount Bill, 0.00%, 04/13/20 - 05/07/20 (c),(u)	15,400,000,000		143,237,993
Jordan Government International Bond, 7.38%, 10/10/47 (e)	$8,300,000		6,951,549
Kenya Government International Bond, 8.00%, 05/22/32 (h),(e)	20,200,000		18,522,875
Kingdom of Jordan, 7.38%, 10/10/47 (e),(h)	12,200,000		10,217,939
Merit Holdings Ltd., 2.75%, 06/03/20 (c),(h),(o),(d)	29,400,000	EUR	32,068,565
Mexican Bonos,
7.75%, 05/29/31 (h)	340,000,000	MXN	14,695,424
8.50%, 05/31/29 - 11/18/38 (h)	729,600,000		32,852,086

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount		Value
Nigeria Government International Bond,
7.14%, 02/23/30 (e),(f),(h)	$32,900,000		$22,703,632
7.63%, 11/21/25 (b),(e),(f)	25,104,000		19,348,607
8.75%, 01/21/31 (f),(b)	1,950,000		1,399,897
Paraguay Government International Bond, 4.63%, 01/25/23 (e)	8,792,000		8,792,088
Russian Federal Bond - OFZ,
7.25%, 05/10/34	504,047,000	RUB	6,706,315
7.40%, 07/17/24	736,069,000	RUB	9,681,172
Saudi Government International Bond,
2.75%, 02/03/32 (f)	$4,336,000		3,989,120
3.75%, 01/21/55 (f)	1,685,000		1,551,144
Senegal Government International Bond,
6.25%, 05/23/33 (e)	15,900,000		14,242,107
6.75%, 03/13/48 (e)	7,100,000		5,811,208
Ukraine Government International Bond,
0.00%, 05/31/40 (e),(g)	47,357,000		34,456,953
4.38%, 01/27/30 (f)	2,161,000	EUR	1,906,693
7.38%, 09/25/32 (e)	$103,752,000		93,895,560
7.75%, 09/01/21 - 09/01/27 (e),(h)	47,300,000		44,152,814
United Kingdom Gilt Inflation Linked, 0.13%, 08/10/28 (c),(h),(e)	4,440	GBP	6,941
ZAR Sovereign Capital Fund Propriety Ltd., 3.90%, 06/24/20 (e)	$2,962,000		2,951,597

TOTAL SOVEREIGN DEBT (COST $1,142,215,288)			980,762,501

MORTGAGE-BACKED SECURITIES — 21.3%
Europe — 0.3%
Collateralized Mortgage Obligation (Residential) — 0.1%
JEPSON,
Series 2019-1, Class E, 1.05%, 11/24/57 (c),(g)	1,929,000	EUR	1,576,323
Series 2019-1, Class D, 1.05%, 11/24/57 (c),(g)	1,267,000	EUR	1,118,258
Mulcair Securities DAC,
Series 1 SEQ, Class E, 3 mo. EURIBOR + 1.50%, 1.11%, 04/24/71 (g),(e),(c)	2,461,000	EUR	2,472,658
Series 1 SEQ, Class D, 3 mo. EURIBOR + 1.50%, 1.11%, 04/24/71 (g),(e),(c)	4,636,000	EUR	4,466,988

			9,634,227

Commercial Mortgage-Backed Securities — 0.2%
Cold Finance PLC,
Series 1, Class C, 3 mo. GBP LIBOR + 1.95%, 2.70%, 08/20/29 (g),(e),(c)	1,116,000	GBP	1,322,745

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount		Value
Series 1, Class D, 3 mo. GBP LIBOR + 2.50%, 3.25%, 08/20/29 (g),(e),(c)	3,675,000	GBP	$4,360,197
Series 1, Class E, 3 mo. GBP LIBOR + 3.55%, 4.30%, 08/20/29 (g),(e),(c)	3,763,000	GBP	4,471,278

			10,154,220

Total Europe			19,788,447

North America — 21.0%
Collateralized Debt Obligation (Commercial) — 0.0%
STACR Trust, Series 2018-DNA2, Class M2AI, 1.50%, 12/25/30 (v),(f),(c)	$7,780,200		77,646

Collateralized Mortgage Obligation (Residential) — 8.5%
Bellemeade Re Ltd.,
Series 2017-1, Class M2, 1 mo. USD LIBOR + 3.35%, 4.30%, 10/25/27 (f),(g),(h),(c),(b)	16,890,000		14,272,658
Series 2018-2A, Class B1, 1 mo. USD LIBOR + 2.65%, 3.60%, 08/25/28 (f),(g),(c),(b),(d)	250,000		193,081
Series 2019-1A, Class M2, 1 mo. USD LIBOR + 2.70%, 3.65%, 03/25/29 (f),(g),(h),(c)	1,460,000		1,090,392
Series 2019-1A, Class B1, 1 mo. USD LIBOR + 4.00%, 4.95%, 03/25/29 (f),(g),(c),(b)	331,000		243,635
Series 2019-2A, Class M2, 1 mo. USD LIBOR + 3.10%, 4.05%, 04/25/29 (f),(g),(h),(c)	12,346,000		9,174,671
Series 2019-4A, Class M2, 1 mo. USD LIBOR + 2.85%, 3.80%, 10/25/29 (f),(g),(h),(c),(d)	8,940,000		5,928,329
Cascade Funding Mortgage Trust Series 2019-RM3, 4.000%, 06/25/69 (c),(b),(d),(f),(g)	730,314		583,293
ChaseFlex Trust, Series 2007-2, Class A2, 1 mo. USD LIBOR + .34%, 1.29%, 05/25/37 (g),(c),(b)	607,370		548,834
Citigroup Commercial Mortgage Trust, Series 2019-C7, Class E, 2.75%, 12/15/72 (f),(c),(g),(b)	697,000		299,081
Colony Mortgate Capital Trust, Series 2019-IKPR, Class E, 1 mo. USD LIBOR + 2.72%, 3.43%, 11/15/38 (f),(g),(h)	5,500,000		4,056,717
COMM Mortgage Trust,
Series 2014-CR14, Class D, 4.63%, 02/10/47 (f),(c),(g),(b)	591,000		417,556
Series 2019-GC44, Class 180C, 3.40%, 08/15/57 (f),(c),(g),(b)	334,000		249,233

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2019-GC44, Class 180D, 3.40%, 08/15/57 (f),(c),(g),(b)	$227,000	$165,375
Connecticut Avenue Securities,
Series 2014-C04, Class 2M2, 1 mo. USD LIBOR + 5.00%, 5.95%, 11/25/24 (g),(c),(b)	3,804,810	3,624,082
Series 2015-C04, Class 1M2, 1 mo. USD LIBOR + 5.70%, 6.65%, 04/25/28 (g),(h),(c),(b)	7,375,684	7,274,269
Series 2016-C05, Class 2M2, 1 mo. USD LIBOR + 4.45%, 5.40%, 01/25/29 (g),(c),(b)	4,951,466	4,725,555
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1X2, 1.30%, 04/25/31 (v),(f),(c),(b)	4,223,166	14,578
Series 2018-R07, Class 1M2, 1 mo. USD LIBOR + 2.40%, 3.35%, 04/25/31 (f),(g),(c),(b)	4,377,058	3,457,876
Series 2019-R01, Class 2M2C, 3.40%, 07/25/31 (f),(g),(c),(b)	5,408,451	3,834,121
Series 2019-R02, Class 1M2, 1 mo. USD LIBOR + 2.30%, 3.25%, 08/25/31 (f),(g),(c),(b)	5,010,590	3,970,892
Series 2019-R06, Class 2M2C, 1 mo. USD LIBOR + 2.10%, 3.05%, 09/25/39 (f),(g),(c),(b)	5,004,333	3,448,336
Series 2019-R06, Class 2B1, 1 mo. USD LIBOR + 3.75%, 4.70%, 09/25/39 (f),(g),(c),(b),(d)	12,965,941	5,486,305
Series 2019-R07, Class 1M2, 1 mo. USD LIBOR + 2.10%, 3.05%, 10/25/39 (f),(g),(h),(c)	8,603,000	6,882,400
Series 2019-R07, Class 1B1, 1 mo. USD LIBOR + 3.40%, 4.35%, 10/25/39 (f),(g),(c),(b),(d)	12,499,295	5,311,888
Series 2020-R01, Class 1M2, 1 mo. USD LIBOR + 2.05%, 3.00%, 01/25/40 (f),(g),(h),(c)	21,206,000	12,935,660
Series 2020-R01, Class 1B1, 1 mo. USD LIBOR + 3.25%, 4.20%, 01/25/40 (f),(g),(c),(b),(d)	3,061,000	1,279,305
Series 2020-R02, Class 2M2, 1 mo. USD LIBOR + 2.00%, 2.95%, 01/25/40 (f),(g),(c),(b)	29,628,000	18,369,360
Countrywide Alternative Loan Trust,
Series 2004-28CB SEQ, Class 3A1, 6.00%, 01/25/35 (c),(b)	630,410	597,752
Series 2005-21CB, Class A17, 6.00%, 06/25/35 (c),(b)	692,467	630,351

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2005-15, Class 1AF6, 3.77%, 04/25/36 (c),(g),(b)	$691	$679
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, 1 mo. USD LIBOR + 2.15%, 2.85%, 05/15/36 (f),(g),(h),(b)	13,113,000	11,014,920
Eagle RE Ltd.,
Series 2019-1, Class M2, 1 mo. USD LIBOR + 3.30%, 4.25%, 04/25/29 (f),(g),(h),(c)	8,674,000	6,065,589
Series 2020-1, Class M2, 1 mo. USD LIBOR + 2.00%, 2.95%, 01/25/30 (f),(g),(h),(c)	10,192,000	6,517,967
Federal Home Loan Mortgage Corp.,
Series 2015-DNA2, Class M3, 1 mo. USD LIBOR + 3.90%, 4.85%, 12/25/27 (g),(c),(b)	2,500,000	2,450,000
Series 2015-SC02, Class M3, 3.67%, 09/25/45 (c),(g),(b)	866,000	641,102
Series 2016-DNA4, Class M3, 1 mo. USD LIBOR + 3.80%, 4.75%, 03/25/29 (g),(c),(b)	1,500,000	1,391,250
Series 2016-HQA3, Class M3, 1 mo. USD LIBOR + 3.85%, 4.80%, 03/25/29 (g),(c),(b)	2,616,000	1,831,200
Series 2016-HQA4, Class M3, 1 mo. USD LIBOR + 3.90%, 4.85%, 04/25/29 (g),(c),(b)	7,199,000	5,327,260
Series 2017-SPI1, Class M2, 3.98%, 09/25/47 (f),(c),(g),(b)	284,000	236,729
Series 2018-DNA1, Class M2, 1 mo. USD LIBOR + 1.80%, 2.75%, 07/25/30 (g),(c),(b)	3,000,000	2,490,000
Series 2018-DNA1, Class M2B, 1 mo. USD LIBOR + 1.80%, 2.75%, 07/25/30 (g),(h),(c),(d)	16,672,500	13,390,685
Series 2019-DNA2, Class M2, 1 mo. USD LIBOR + 2.45%, 3.40%, 03/25/49 (f),(g),(c),(b)	3,120,701	2,388,688
Series 2020-DNA1, Class B1, 1 mo. USD LIBOR + 2.30%, 3.25%, 01/25/50 (f),(g),(b)	4,145,895	1,731,914
Series 2020-DNA2, Class B1, 1 mo. USD LIBOR + 2.50%, 3.45%, 02/25/50 (f),(g),(c),(b),(d)	4,569,294	1,931,774
Series 2020-HQA1, Class B1, 1 mo. USD LIBOR + 2.35%, 3.30%, 01/25/50 (f),(g),(b)	1,018,647	539,883
Series 2020-HQA2, Class M2, 1 mo. USD LIBOR + 3.10%, 3.91%, 03/25/50 (f),(g),(b)	3,412,470	2,196,778
Series 2020-HQA2, Class B1, 1 mo. USD LIBOR + 4.10%, 4.91%, 03/25/50 (f),(g),(b)	3,870,860	1,670,253
Federal National Mortgage Association,
2.50%, 04/01/50 (t),(c)	112,000,000	116,054,400
3.50%, 04/01/50 (t),(c)	17,000,000	17,965,600
4.00%, 04/01/50 (t),(c)	67,400,000	71,814,700

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2016-C06, Class 1M2, 1 mo. USD LIBOR + 4.25%, 5.20%, 04/25/29 (g),(c),(b)	$6,550,000	$6,279,812
Series 2017-C03, Class 1M2C, 1 mo. USD LIBOR + 3.00%, 3.95%, 10/25/29 (g),(h),(c),(d)	7,224,976	5,859,239
Series 2017-C05, Class 1M2C, 1 mo. USD LIBOR + 2.20%, 3.15%, 01/25/30 (g),(c),(b),(d)	9,889,512	7,958,090
Series 2017-C06, Class 1M2, 1 mo. USD LIBOR + 2.65%, 3.60%, 02/25/30 (g),(c),(b)	4,783,782	4,287,465
Series 2017-C06, Class 2M2C, 1 mo. LIBOR + 2.80%, 3.75%, 02/25/30 (g),(c),(b),(d)	7,714,707	6,211,882
Series 2018-C01, Class 1M2C, 1 mo. LIBOR + 2.80%, 3.20%, 07/25/30 (g),(h),(c),(d)	25,366,752	20,347,433
Series 2018-C02, Class 2M2C, 1 mo. LIBOR + 2.20%, 3.15%, 08/25/30 (g),(h),(c),(d)	2,785,667	2,240,428
Series 2018-C03, Class 1M2C, 1 mo. USD LIBOR + 2.15%, 3.10%, 10/25/30 (g),(c),(b),(d)	9,716,368	7,790,584
Series 2018-C04, Class 2M2, 1 mo. USD LIBOR + 2.55%, 3.50%, 12/25/30 (g),(h),(c)	17,674,772	14,493,313
Series 2018-C05, Class 1M2, 1 mo. USD LIBOR + 2.35%, 3.30%, 01/25/31 (g),(h),(c)	7,567,000	6,356,280
Series 2019-R04, Class 2B1, 1 mo. USD LIBOR + 5.25%, 6.20%, 06/25/39 (f),(g),(h),(c),(d)	12,842,000	5,851,984
Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2, 1 mo. USD LIBOR + 2.30%, 3.25%, 10/25/48 (f),(g),(h),(c),(d)	15,513,000	13,066,972
GS Mortgage Securities Trust, Series 2014-GC20, Class C, 4.97%, 04/10/47 (c),(g),(b)	1,358,000	1,052,662
Home RE Ltd.,
Series 2018-1, Class M2, 1 mo. USD LIBOR + 3.00%, 3.95%, 10/25/28 (f),(g),(c),(b)	21,988,000	16,917,171
Series 2019-1, Class M2, 1 mo. USD LIBOR + 3.25%, 4.20%, 05/25/29 (f),(g),(h),(c)	13,175,000	9,877,087
Homeward Opportunities Fund, Series 2019-HOF, Class B1, 4.80%, 01/25/59 (f),(c),(g),(b)	1,136,000	1,056,887
LHOME Mortgage Trust, Series 2019-RTL1, Class M, 6.90%, 10/25/23 (f),(c),(b)	571,000	564,902
Mortgage Insurance-Linked Notes,
Series 2020-1, Class M2A, 1 mo. USD LIBOR + 2.00%, 2.95%, 02/25/30 (f),(g),(c),(b),(d)	5,062,000	3,427,227
Series 2020-1, Class M2B, 1 mo. USD LIBOR + 2.25%, 3.20%, 02/25/30 (f),(g),(c),(b),(d)	1,425,000	969,815

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
New Residential Mortgage Loan, Series 2019-NQM2, Class B1, 5.21%, 04/25/49 (f),(c),(g),(b)	$831,000	$703,482
Oaktown RE Ltd., Series 2017-1A, Class M2, 1 mo. USD LIBOR + 4.00%, 4.95%, 04/25/27 (f),(g),(h),(c),(b)	3,550,734	3,064,106
Radnor RE Ltd.,
Series 2018-1, Class M2, 1 mo. USD LIBOR + 2.70%, 3.65%, 03/25/28 (f),(g),(h),(c)	401,000	321,211
Series 2019-1, Class M2, 1 mo. USD LIBOR + 3.20%, 4.15%, 02/25/29 (f),(g),(h),(c),(d)	12,445,000	8,763,421
Residential Funding Mortgage Securities, Series 2006-S12, Class 3A4, 5.75%, 12/25/36 (c),(b)	992,595	920,933
Sequoia Mortgage Trust,
Series 2017-7, Class B4, 3.76%, 10/25/47 (f),(c),(g),(b),(d)	773,000	497,164
Series 2018-2, Class B4, 3.75%, 02/25/48 (f),(c),(g),(b),(d)	819,986	545,936
Series 2018-3, Class B4, 3.77%, 03/25/48 (f),(c),(g),(b),(d)	642,000	422,157
Series 2018-5, Class B4, 3.94%, 05/25/48 (f),(c),(g),(b),(d)	649,000	431,329
Series 2018-8, Class B4, 4.30%, 11/25/48 (f),(c),(g),(b),(d)	693,000	488,226
Series 2019-1, Class B4, 4.40%, 02/25/49 (f),(c),(g),(b),(d)	319,000	230,268
Series 2019-2, 4.25%, 06/25/49 (f),(c),(g),(b),(d)	306,000	216,147
STACR Trust,
Series 2018-DNA3, Class M2B, 1 mo. LIBOR + 2.10%, 3.05%, 09/25/48 (f),(g),(c),(b),(d)	9,189,500	7,491,188
Series 2018-HRP1, Class M2, 1 mo. USD LIBOR + 1.65%, 2.60%, 04/25/43 (f),(g),(c),(b)	530,477	457,951
Series 2018-HRP1, Class B1, 1 mo. USD LIBOR + 3.75%, 4.70%, 04/25/43 (f),(g),(c),(b)	623,000	344,401
Series 2018-HRP2, Class M3, 1 mo. USD LIBOR + 2.40%, 3.35%, 02/25/47 (f),(g),(h),(c),(d)	1,795,000	1,495,881
Series 2018-HRP2, Class B1, 1 mo. USD LIBOR + 4.20%, 5.15%, 02/25/47 (f),(g),(h),(c),(b)	5,461,000	2,650,715

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2018-HRP2, Class B2, 1 mo. USD LIBOR + 10.50%, 11.45%, 02/25/47 (f),(g),(c),(b)	$4,121,000	$1,574,795
Starwood Mortgage Residential, Series 2019-IMC1, Class B1, 5.05%, 02/25/49 (f),(c),(g),(b)	930,000	799,126
Structured Agency Credit Risk, Series 2015-DN1, Class M3, 1 mo. USD LIBOR + 4.15%, 5.10%, 01/25/25 (g),(c),(b)	2,441,910	2,165,791
TVC Mortgage Trust, Series 2020-RTL1 SEQ, Class A1, 3.47%, 09/25/24 (f),(c),(b)	1,200,000	1,149,396
Verus Securitization Trust,
Series 2019-1, Class B1, 5.31%, 02/25/59 (f),(c),(g),(b)	1,037,000	902,702
Series 2019-INV1 SEQ, Class B1, 4.99%, 12/25/59 (f),(c),(b)	271,000	226,420

		557,188,935

Commercial Mortgage-Backed Securities — 10.9%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class F, 1 mo. USD LIBOR + 2.83%, 3.53%, 09/15/34 (f),(g),(c),(b)	8,000,000	5,854,016
Ashford Hospitality Trust,
Series 2018-ASHF, Class E, 1 mo. USD LIBOR + 3.10%, 3.80%, 04/15/35 (f),(g),(h),(b)	5,900,000	3,659,965
Series 2018-KEYS, Class D, 1 mo. USD LIBOR + 2.75%, 3.45%, 05/15/35 (f),(g),(c),(b)	102,000	89,572
Austin Fairmont Hotel Trust, Series 2019-FAIR, 1 mo. USD LIBOR + 2.25%, 2.95%, 09/15/32 (f),(g),(c),(b)	8,395,000	6,676,174
BAMLL Commercial Mortgage Securities Trust,
Series 2019-BPR, Class ENM, 3.84%, 11/05/32 (f),(c),(g),(b),(d)	3,000,000	2,267,415
Series 2019-BPR, Class EMP, 4.02%, 11/05/32 (f),(c),(g),(b),(d)	8,817,000	6,564,618
Series 2019-BPR, Class FMP, 4.02%, 11/05/32 (f),(c),(g),(b),(d)	4,408,000	3,019,899
Banc of America Commercial Mortgage Trust,
Series 2007-4, Class G, 5.86%, 02/10/51 (f),(g),(b),(d)	1,720,778	1,783,493
Series 2016-UB10, Class D, 3.00%, 07/15/49 (f),(h)	9,208,723	5,122,021
Banc of America Merrill Lynch Mortgage Trust,
Series 2019-AHT, 1 mo. USD LIBOR + 2.50%, 3.20%, 03/15/34 (f),(g),(h),(b)	9,757,897	7,373,945

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2019-AHT, 1 mo. USD LIBOR + 3.20%, 3.90%, 03/15/34 (f),(g),(b)	$8,000,000	$5,821,832
Bancorp Commercial Mortgage Trust, Series 2018-CRE4, Class D, 1 mo. USD LIBOR + 2.10%, 2.80%, 09/15/35 (f),(g),(c),(b)	2,132,000	1,987,116
Bank, Series 2017-BNK8, Class A4, 3.49%, 11/15/50 (c),(b)	4,200,000	4,512,203
BBCMS Trust, Series 2018-CBM, Class D, 1 mo. USD LIBOR + 2.39%, 3.10%, 07/15/37 (f),(g),(c),(b)	2,000,000	1,220,338
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR9, Class F, 5.23%, 09/11/42 (f),(g),(b),(d)	10,420,708	9,843,140
Series 2006-PW13, Class D, 5.75%, 09/11/41 (f),(g),(b),(d)	2,022,991	1,960,125
Series 2006-PW14, Class C, 5.37%, 12/11/38 (f),(h)	2,266,280	2,278,180
Series 2007-PW16, Class C, 5.63%, 06/11/40 (f),(g),(b),(d)	5,304,162	5,315,916
Series 2007-PW18, Class B, 6.48%, 06/11/50 (f),(g),(b),(d)	6,394,786	6,451,156
BHMS, Series 2018-ATLS, Class C, 1 mo. USD LIBOR + 1.90%, 2.60%, 07/15/35 (f),(g),(c),(b)	4,500,000	3,693,870
BX Trust,
Series 2017-SLCT, Class E, 1 mo. USD LIBOR + 3.15%, 3.85%, 07/15/34 (f),(g),(c),(b)	6,800,000	5,420,096
Series 2017-SLCT, Class F, 1 mo. USD LIBOR + 4.25%, 4.95%, 07/15/34 (f),(g),(c),(b)	3,400,000	2,498,612
Series 2018-EXCL, Class C, 1 mo. USD LIBOR + 1.98%, 2.68%, 09/15/37 (f),(g),(h)	12,268,100	9,817,105
Series 2018-GW, Class F, 1 mo. USD LIBOR + 2.42%, 3.12%, 05/15/35 (f),(g),(c),(b)	2,500,000	1,911,135
BXP Trust, Series 2017-CQHP, Class E, 1 mo. USD LIBOR + 3.00%, 3.70%, 11/15/34 (f),(g),(c),(b)	5,000,000	4,144,430
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class F, 1 mo. USD LIBOR + 2.55%, 3.25%, 12/15/37 (f),(g),(c),(b)	5,000,000	4,109,515
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class E, 5.49%, 04/10/29 (f),(g),(b)	626,142	599,670
CD Mortgage Trust, Series 2017-CD6, Class A5, 3.46%, 11/13/50 (c),(b)	3,800,000	4,045,879
CFCRE Commercial Mortgage Trust,
Series 2016-C6, Class D, 4.21%, 11/10/49 (f),(c),(g),(b)	3,266,000	1,876,373

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2017-C8, Class E, 3.22%, 06/15/50 (f),(c),(b)	$3,110,000	$1,276,829
CGDB Commercial Mortgage Trust, Series 2019-MOB, Class F, 1 mo. USD LIBOR + 2.55%, 3.25%, 11/15/36 (f),(g),(c),(b)	7,000,000	5,611,879
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class E, 1 mo. USD LIBOR + 2.15%, 2.85%, 07/15/32 (f),(g),(c),(b)	4,360,343	3,773,815
Chase Mortgage Finance Corp., Series 2007-A2, Class 3A2, 4.35%, 06/25/35 (c),(g),(b)	86,862	82,356
CHC Commercial Mortgage Trust, Series 2019-CHC, Class E, 1 mo. USD LIBOR + 2.35%, 3.05%, 06/15/34 (f),(g),(c),(b)	7,000,000	5,714,100
CHT Mortgage Trust,
Series 2017-CSMO, Class E, 1 mo. USD LIBOR + 3.00%, 3.70%, 11/15/36 (f),(g),(c),(b)	4,679,000	3,836,831
Series 2017-CSMO, Class F, 1 mo. USD LIBOR + 3.74%, 4.45%, 11/15/36 (f),(g),(c),(b)	8,000,000	6,412,344
Citicorp Mortgage Securities Trust, Series 2006-3, Class 1A10, 6.25%, 06/25/36 (c),(b)	259,843	241,060
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class C, 6.19%, 03/15/49 (g),(b),(d)	1,924,613	1,954,658
Series 2012-GC8, Class D, 4.88%, 09/10/45 (f),(c),(g),(b)	926,000	760,591
Series 2014-GC25, Class D, 3.55%, 10/10/47 (f),(c),(b)	9,000,000	5,989,122
Series 2015-GC27, Class D, 4.42%, 02/10/48 (f),(h),(g)	8,766,828	5,772,684
Series 2015-GC29, Class D, 3.11%, 04/10/48 (f),(c),(b)	4,286,000	2,644,839
Series 2015-GC31, Class D, 4.06%, 06/10/48 (c),(g),(h)	1,850,000	1,227,993
Series 2015-GC35, Class D, 3.24%, 11/10/48 (h)	11,749,031	6,555,995
Series 2016-C3, Class D, 3.00%, 11/15/49 (f),(c),(b)	1,826,000	938,266
Series 2016-P4, Class D, 3.97%, 07/10/49 (f),(g),(b)	3,346,039	1,940,836
Series 2018-B2 SEQ, Class A4, 4.01%, 03/10/51 (c),(b)	2,060,000	2,268,414
Series 2019-PRM, Class E, 4.89%, 05/10/36 (f),(b)	3,250,000	2,708,144

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2, Class C, 5.65%, 04/15/47 (g),(b),(d)	$343,928	$346,909
Series 2007-C3, Class B, 5.61%, 05/15/46 (g),(b),(d)	8,253,298	7,993,979
Colony Mortgate Capital Trust, Series 2019-IKPR, Class F, 1 mo. USD LIBOR + 3.42%, 4.12%, 11/15/38 (f),(g)	1,020,000	724,636
COMM Mortgage Trust,
Series 2013-CR12, Class C, 5.07%, 10/10/46 (g),(b)	4,349,996	3,377,724
Series 2015-LC19, Class D, 2.87%, 02/10/48 (f),(h)	5,000,000	3,340,495
Series 2015-PC1, Class C, 4.43%, 07/10/50 (g),(h)	5,022,634	3,548,059
Commercial Mortgage Trust,
Series 2014-CR17, Class D, 4.85%, 05/10/47 (f),(h),(g)	6,737,301	4,901,616
Series 2015-CR22, Class E, 3.00%, 03/10/48 (f),(c),(b)	239,000	133,252
Series 2015-CR23, Class E, 3.23%, 05/10/48 (f),(c),(b)	4,668,000	2,582,636
Series 2015-CR23, Class D, 4.30%, 05/10/48 (c),(g),(b)	2,247,000	1,494,109
Series 2015-CR25, Class D, 3.79%, 08/10/48 (c),(g),(b)	432,000	255,794
Series 2015-CR27, Class D, 3.47%, 10/10/48 (f),(c),(g),(b)	2,955,000	1,866,942
Series 2015-DC1, Class D, 4.31%, 02/10/48 (f),(h),(g),(b)	18,908,641	11,919,175
Series 2015-LC21, Class D, 4.36%, 07/10/48 (c),(g),(b)	1,010,000	668,633
Series 2016-CD1, Class D, 2.77%, 08/10/49 (f),(c),(g),(b)	2,075,000	1,137,488
Commerical Mortgage Trust, Series 2014-UBS3, Class D, 4.77%, 06/10/47 (f),(g),(b)	4,691,174	3,243,759
Connecticut Avenue Securities, Series 2016-C02, Class 1M2, 1 mo. USD LIBOR + 6.00%, 6.95%, 09/25/28 (g),(c),(b)	2,272,726	1,909,090
Connecticut Avenue Securities Trust,
Series 2018-R07, Class 1M2C, 3.35%, 04/25/31 (f),(g),(c),(b),(d)	2,903,667	2,336,465
Series 2019-R05, Class 1B1, 1 mo. USD LIBOR + 4.10%, 5.05%, 07/25/39 (f),(g),(b)	1,018,647	499,795
CORE Mortgage Trust, Series 2019-CORE, Class F, 1 mo. USD LIBOR + 2.35%, 3.05%, 12/15/31 (f),(g),(c),(b)	6,358,000	5,001,877

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Credit Suisse Commercial Mortgage Trust,
Series 2007-C2, Class AJ, 5.60%, 01/15/49 (g),(b),(d)	$105,255	$105,255
Series 2018-TOP, Class E, 1 mo. USD LIBOR + 2.25%, 2.95%, 08/15/35 (f),(g),(h)	5,600,557	4,337,340
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class D, 4.19%, 06/15/57 (c),(g),(h),(d)	1,282,000	795,667
Series 2015-C3, Class D, 3.35%, 08/15/48 (c),(g),(h),(d)	3,139,000	1,711,609
Series 2015-C3, Class C, 4.35%, 08/15/48 (g),(h)	2,074,266	1,433,517
Series 2015-C4, Class F, 3.50%, 11/15/48 (f),(c),(g),(b)	5,568,000	2,890,070
Series 2018-CX11, Class D, 2.75%, 04/15/51 (f),(c),(g),(b)	604,000	287,286
Series 2019-C17, Class D, 2.50%, 09/15/52 (f),(c),(b)	1,409,000	585,913
CSMC Trust, Series 2017-CHOP, Class E, 1 mo. USD LIBOR + 3.30%, 4.00%, 07/15/32 (f),(g),(b)	938,000	836,767
Federal Home Loan Mortgage Corp.,
Series 2017-DNA2, Class M2B, 1 mo. USD LIBOR + 3.45%, 4.40%, 10/25/29 (g),(h),(c)	1,381,500	961,947
Series 2017-DNA3, Class M2B, 3.45%, 03/25/30 (g),(h),(c)	2,419,000	1,587,258
Series 2017-HQA1, Class M2B, 1 mo. USD LIBOR + 3.55%, 4.50%, 08/25/29 (g),(h),(c)	5,602,000	3,949,416
Series 2017-HQA2, Class M2B, 1 mo. USD LIBOR + 2.65%, 3.60%, 12/25/29 (g),(h),(c)	10,850,607	7,253,403
Series 2018-HQA1, Class M2B, 3.25%, 09/25/30 (g),(c),(b),(d)	4,649,500	3,726,202
Series 2019-FTR2, Class M2, 1 mo. USD LIBOR + 2.15%, 3.10%, 11/25/48 (f),(g),(h),(c),(d)	10,006,000	8,080,045
Federal National Mortgage Association,
Series 2017-C01, Class 1M2C, 1 mo. USD LIBOR + 3.55%, 4.50%, 07/25/29 (g),(h),(c)	4,025,893	3,099,938
Series 2017-C02, Class 2M2C, 1 mo. USD LIBOR + 3.65%, 4.60%, 09/25/29 (g),(h),(c)	8,490,294	5,842,766
Series 2017-C07, Class 1M2C, 1 mo. USD LIBOR + 2.40%, 3.35%, 05/25/30 (g),(h),(c),(d)	2,397,838	1,935,127
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class F, 4.10%, 12/10/36 (f),(b)	7,000,000	4,825,121
FREMF Mortgage Trust, Series 2018-K154, Class B, 4.02%, 11/25/32 (f),(c),(g),(b)	2,477,000	1,845,358

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
GE Commercial Mortgage Corp., Series 2007-C1, Class AM, 5.61%, 12/10/49 (g),(b),(d)	$9,859,660	$8,873,694
GS Mortgage Securities Corp. II,
Series 2012-TMSQ, Class D, 3.46%, 12/10/30 (f),(c),(g),(b)	1,000,000	878,207
Series 2017-GS8, Class A4, 3.47%, 11/10/50 (c),(b)	1,100,000	1,171,667
Series 2017-SLP, Class E, 4.59%, 10/10/32 (f),(c),(g),(b)	5,000,000	3,877,890
GS Mortgage Securities Corp. Trust, Series 2019-70P, Class E, 1 mo. USD LIBOR + 2.20%, 2.90%, 10/15/36 (f),(g),(h),(b)	10,400,000	8,098,262
GS Mortgage Securities Trust,
Series 2013-GC12, Class D, 4.45%, 06/10/46 (f),(h),(g),(b)	11,719,727	8,979,081
Series 2014-GC20, Class D, 4.97%, 04/10/47 (f),(c),(g),(b)	1,199,911	811,803
Series 2014-GC24, Class C, 4.53%, 09/10/47 (c),(g),(b)	303,000	208,113
Series 2016-GS2, Class D, 2.75%, 05/10/49 (f),(c),(b)	1,415,000	771,117
Series 2017-GS8, Class D, 2.70%, 11/10/50 (f),(c),(b)	1,593,000	789,220
Series 2018-HART, Class D, 1 mo. USD LIBOR + 2.20%, 2.90%, 10/15/31 (f),(g),(h),(b)	4,201,215	3,456,592
Harvest Commercial Capital Loan Trust,
Series 2019-1, Class M4, 4.64%, 09/25/46 (f),(c),(g),(b)	1,290,000	810,722
Series 2019-1, Class M5, 5.73%, 09/25/46 (f),(c),(g),(b)	1,944,000	1,220,249
Hawaii Hotel Trust, Series 2019-MAUI, Class F, 1 mo. USD LIBOR + 2.75%, 3.45%, 05/15/38 (f),(g),(b)	17,654,000	11,965,087
Hilton Orlando Trust, Series 2018-ORL, Class E, 1 mo. USD LIBOR + 2.65%, 3.35%, 12/15/34 (f),(g),(c),(b)	5,202,000	4,202,342
Hilton USA Trust, Series 2016-HHV, Class F, 4.19%, 11/05/38 (f),(c),(g),(b)	20,134,000	12,859,727
IMT Trust, Series 2017-APTS, Class FFX, 3.50%, 06/15/34 (f),(c),(g),(b)	625,000	488,206
J.P. Morgan Chase Commercial Mortgage SecuritiesTrust, Series 2018-MINN, Class E, 1 mo. USD LIBOR + 2.50%, 4.16%, 11/15/35 (f),(g),(c),(b)	6,000,000	5,033,010

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Jackson Park Trust, Series 2019-LIC, Class F, 3.24%, 10/14/39 (f),(g),(b)	$4,993,000	$3,074,395
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2018-LAQ, Class E, 1 mo. USD LIBOR + 3.00%, 3.70%, 06/15/35 (f),(g),(c),(b)	2,127,367	1,707,171
Series 2019-BKWD, Class E, 1 mo. USD LIBOR + 2.60%, 3.30%, 09/15/29 (f),(g),(b)	6,000,000	4,983,924
Series 2019-MARG, Class E, 1 mo. USD LIBOR + 2.50%, 3.20%, 05/15/34 (f),(g),(c),(b)	3,258,000	2,900,796
Series 2020-NNNZ SEQ, Class M, 8.54%, 01/16/37 (f),(b)	4,880,405	4,880,405
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2003-CB7, Class H, 5.61%, 01/12/38 (f),(g),(b),(d)	4,065,178	4,021,611
Series 2006-CB15, Class AM, 5.86%, 06/12/43 (g),(b),(d)	7,229,856	7,309,305
Series 2007-CB20, Class D, 6.06%, 02/12/51 (f),(g),(b),(d)	1,273,097	1,285,837
Series 2017-FL11, Class D, 1 mo. USD LIBOR + 2.14%, 2.84%, 10/15/32 (f),(g),(h)	4,486,458	4,190,424
Series 2018-ASH8, Class E, 1 mo. USD LIBOR + 3.00%, 3.70%, 02/15/35 (f),(g),(b)	17,190,000	12,714,584
Series 2018-PHH, Class E, 1 mo. USD LIBOR + 2.41%, 3.11%, 06/15/35 (f),(g),(b)	6,309,807	5,028,878
Series 2018-WPT, Class EFX, 5.54%, 07/05/33 (f),(b)	1,354,000	1,192,465
Series 2018-WPT, Class FFX, 5.54%, 07/05/33 (f),(b)	4,570,000	3,895,171
Series 2019-MFP, Class F, 1 mo. USD LIBOR + 3.00%, 3.70%, 07/15/36 (f),(g),(b)	2,149,000	1,906,150
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C28, Class D, 3.70%, 10/15/48 (f),(c),(g),(b),(d)	5,074,000	3,046,633
Series 2015-C28, Class C, 4.20%, 10/15/48 (g),(h)	6,726,355	4,852,514
Series 2015-C29, Class D, 3.68%, 05/15/48 (c),(g),(b)	112,000	63,028
Series 2015-C30, Class D, 3.77%, 07/15/48 (c),(g),(h),(b)	4,924,500	3,046,123
Series 2015-C30, Class C, 4.27%, 07/15/48 (c),(g),(h)	11,768,000	8,274,963
Series 2015-C31, Class E, 4.62%, 08/15/48 (f),(c),(g),(b)	1,093,000	602,505

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2016-C1, Class E, 4.74%, 03/15/49 (f),(c),(g),(b)	$3,116,000	$2,833,329
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2, Class D, 3.40%, 06/15/49 (f),(g),(b)	1,381,129	777,172
Series 2017-C7 SEQ, Class A5, 3.41%, 10/15/50 (c),(b)	4,950,000	5,247,040
KKR Industrial Portfolio Trust, Series 2020-AIP, Class F, 1 mo. USD LIBOR + 3.43%, 4.43%, 03/15/37 (f),(g),(c)	9,952,000	7,681,640
LB Commercial Mortgage Trust,
Series 2007-C3, Class AJFL, 1 mo. USD LIBOR + .35%, 1.15%, 07/15/44 (f),(g),(b),(d)	1,091,048	1,078,083
Series 2007-C3, Class AJ, 5.77%, 07/15/44 (g),(b),(d)	402,729	409,096
LB-UBS Commercial Mortgage Trust,
Series 2005-C3, Class G, 5.11%, 07/15/40 (f),(g),(b),(d)	5,250,000	5,248,325
Series 2006-C1, Class C, 5.34%, 02/15/41 (g),(b),(d)	5,200,821	4,160,657
Series 2007-C1, Class F, 5.61%, 02/15/40 (g),(b),(d)	2,510,341	2,364,478
Series 2007-C6, Class AJ, 6.25%, 07/15/40 (g),(h),(b),(d)	18,224,860	16,612,434
Lone Star Portfolio Trust, Series 2015-LSP, Class E, 1 mo. USD LIBOR + 5.85%, 6.55%, 09/15/28 (f),(g),(c),(b)	4,683,811	4,285,767
LSTAR Commercial Mortgage Trust, Series 2017-5, Class C, 4.87%, 03/10/50 (f),(c),(g),(b)	967,000	609,318
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class G, 4.50%, 08/15/45 (f),(b)	8,330,000	6,912,209
Series 2014-C15, Class F, 4.00%, 04/15/47 (f),(b)	2,000,000	1,331,272
Series 2014-C15, Class E, 4.91%, 04/15/47 (f),(c),(g),(b)	6,000,000	4,518,054
Series 2014-C15, Class D, 4.91%, 04/15/47 (f),(c),(g),(b)	2,270,000	1,699,292
Series 2014-C16, Class C, 4.77%, 06/15/47 (g),(h)	3,382,037	2,561,257
Series 2015-C20, Class D, 3.07%, 02/15/48 (f),(c),(b)	3,659,000	2,275,982
Series 2015-C21, Class D, 4.15%, 03/15/48 (f),(c),(g),(b),(d)	4,754,000	2,966,843
Series 2015-C22, Class D, 4.24%, 04/15/48 (f),(c),(g),(b)	870,000	562,353

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2016-C29, Class D, 3.00%, 05/15/49 (f),(c),(b)	$2,517,000	$1,278,996
Series 2016-C30, Class D, 3.00%, 09/15/49 (f),(c),(g),(b)	1,323,000	690,613
Series 2016-C32, Class D, 3.40%, 12/15/49 (f),(c),(g),(b),(d)	991,000	506,411
Series 2017-C34 SEQ, Class A4, 3.54%, 11/15/52 (c),(b)	2,907,303	3,076,694
Morgan Stanley Capital I Trust,
Series 2005-T19, Class H, 5.80%, 06/12/47 (f),(g),(b),(d)	3,729,457	3,728,767
Series 2006-HQ8, Class D, 5.60%, 03/12/44 (g),(b),(d)	1,405,247	1,410,235
Series 2006-IQ11, Class B, 6.06%, 10/15/42 (g),(b),(d)	8,029	8,030
Series 2016-UB12, Class D, 3.31%, 12/15/49 (f),(c),(b)	1,761,000	787,820
Mortgage Insurance-Linked Notes Serie, Series 2019-1, Class M2, 1 mo. USD LIBOR + 2.90%, 3.85%, 11/26/29 (f),(g),(h),(c)	8,540,000	6,190,817
Motel 6 Trust, Series 2017-MTL6, Class E, 1 mo. USD LIBOR + 3.25%, 3.95%, 08/15/34 (f),(g),(h),(b)	12,202,685	9,770,373
Natixis Commercial Mortgage Securities Trust,
Series 2018-RIVA, Class D, 1 mo. USD LIBOR + 2.05%, 2.75%, 02/15/33 (f),(g),(c),(b)	250,000	227,474
Series 2018-TECH, Class E, 1 mo. USD LIBOR + 2.25%, 2.95%, 11/15/34 (f),(g),(h)	2,196,444	1,751,956
Series 2019-MILE, Class D, 1 mo. USD LIBOR + 2.75%, 3.45%, 07/15/36 (f),(g),(c),(b)	116,000	94,018
Series 2019-MILE, Class E, 1 mo. USD LIBOR + 3.50%, 4.20%, 07/15/36 (f),(g),(c),(b)	105,000	85,306
New Orleans Hotel Trust, Series 2019-HNLA, Class E, 1 mo. USD LIBOR + 2.69%, 3.39%, 04/15/32 (f),(g),(c),(b)	1,301,000	1,035,605
Palisades Center Trust, Series 2016-PLSD, Class D, 4.74%, 04/13/33 (f),(c),(b),(d)	6,907,000	6,415,194
PMT Credit Risk Transfer Trust,
Series 2019-2R, Class A, 1 mo. USD LIBOR + 2.75%, 4.36%, 05/27/23 (f),(g),(c),(b),(d)	9,628,028	8,734,278
Series 2019-3R, Class A, 1 mo. USD LIBOR + 2.70%, 3.66%, 10/27/22 (f),(g),(c),(b),(d)	21,282,378	19,848,138

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Prima Capital CRE Securitization Ltd.,
Series 2019-RK1, Class DD, 3.50%, 04/15/38 (f),(c),(b)	$1,648,000	$1,362,598
Series 2019-RK1, Class CG, 4.00%, 04/15/38 (f),(c),(b)	339,000	237,672
Series 2019-RK1, Class BT, 4.45%, 04/15/38 (f),(c),(b)	1,173,000	859,767
Series 2019-RK1, Class CT, 4.45%, 04/15/38 (f),(c),(b)	121,000	79,465
ReadyCap Commercial Mortgage Trust,
Series 2019-6, Class C, 4.13%, 10/25/52 (f),(c),(g),(b)	1,691,000	1,487,776
Series 2019-6, Class D, 4.93%, 10/25/52 (f),(c),(g),(b)	227,000	195,179
Sequoia Mortgage Trust,
Series 2017-3, Class B4, 3.80%, 04/25/47 (f),(c),(g),(b),(d)	291,000	193,737
Series 2019-3, Class B4, 4.11%, 09/25/49 (f),(c),(g),(b),(d)	356,000	243,638
Series RR Trust, 0.00%, 04/26/48 (f),(c),(b),(u)	3,595,000	2,796,827
SG Commercial Mortgage Securities Trust,
Series 2016-C5, Class D, 4.84%, 10/10/48 (f),(c),(g),(b)	295,000	185,935
Series 2019-PREZ, Class E, 3.59%, 09/15/39 (f),(g),(b)	1,720,000	1,117,243
Shelter Growth CRE Issuer Ltd., Series 2018-FL1, Class D, 1 mo. USD LIBOR + 3.00%, 3.70%, 01/15/35 (f),(g),(c),(b)	4,158,000	3,774,312
STACR Trust,
Series 2018-DNA2, Class M2B, 1 mo. USD LIBOR + 2.15%, 3.10%, 12/25/30 (f),(g),(c),(b),(d)	10,364,000	8,469,906
Series 2018-HRP2, Class M3B, 3.35%, 02/25/47 (f),(g),(c),(b),(d)	1,697,500	1,136,821
Structured Agency Credit Risk,
Series 2015-HQA1, Class B, 1 mo. USD LIBOR + 8.80%, 9.75%, 03/25/28 (g),(c),(b),(d)	3,368,520	1,759,408
Series 2015-HQA2, Class M3, 1 mo. USD LIBOR + 4.80%, 5.75%, 05/25/28 (g),(h),(c)	3,990,000	3,132,150
Series 2016-DNA1, Class M3, 1 mo. USD LIBOR + 5.55%, 6.50%, 07/25/28 (g),(c),(b)	11,110,000	10,610,050
Series 2016-HQA1, Class M3, 1 mo. USD LIBOR + 6.35%, 7.30%, 09/25/28 (g),(h),(c)	3,290,934	3,093,478
UBS Commercial Mortgage Trust,
Series 2018-C9, Class D, 4.89%, 03/15/51 (f),(c),(g),(b)	308,000	185,378

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2018-NYCH, Class F, 1 mo. USD LIBOR + 3.82%, 4.53%, 02/15/32 (f),(g),(c),(b)	$798,000	$635,113
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class E, 6.05%, 01/10/45 (f),(g),(b),(d)	4,327,496	3,657,167
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C21, Class E, 5.02%, 10/15/44 (f),(g),(b),(d)	1,666,880	1,543,698
Series 2006-C28, Class D, 5.72%, 10/15/48 (g),(b),(d)	8,071,222	8,051,044
Series 2006-C29, Class C, 5.44%, 11/15/48 (g),(b),(d)	551,312	552,304
Waldorf Astoria Boca Raton Trust, Series 2019-WBM, Class E, 1 mo. USD LIBOR + 2.68%, 3.38%, 12/15/33 (f),(g),(c),(b)	5,000,000	3,868,680
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class D, 3.96%, 12/15/47 (f),(c),(g),(b)	992,000	662,575
Series 2015-C26, Class D, 3.59%, 02/15/48 (f),(h),(c),(b)	14,815,912	9,794,355
Series 2015-C27, Class D, 3.77%, 02/15/48 (f),(h),(c),(d)	6,903,000	4,376,806
Series 2015-C31, Class D, 3.85%, 11/15/48 (c),(h)	3,546,000	2,132,302
Series 2015-LC20, Class E, 2.63%, 04/15/50 (f),(c),(b)	1,312,000	674,119
Series 2015-LC20, Class D, 4.38%, 04/15/50 (f),(c),(g),(b)	3,000,000	2,079,795
Series 2015-LC22, Class D, 4.53%, 09/15/58 (g),(b)	1,500,000	990,392
Series 2015-NXS2, Class C, 4.31%, 07/15/58 (c),(g),(b)	9,557,000	6,843,557
Series 2015-NXS4, Class E, 3.67%, 12/15/48 (f),(h),(c),(g),(d)	2,629,000	1,533,480
Series 2016-C32, Class D, 3.79%, 01/15/59 (f),(g),(b)	2,800,000	1,717,671
Series 2016-C34, Class C, 5.03%, 06/15/49 (g),(h),(b)	7,139,495	4,979,219
Series 2016-C34, Class D, 5.03%, 06/15/49 (f),(h),(g)	8,247,487	5,133,170
Series 2016-LC24, Class D, 3.21%, 10/15/49 (f),(c),(b)	4,253,000	2,406,569
Series 2019-JWDR SEQ, Class E, 3.99%, 09/15/31 (f),(c),(g),(b)	1,978,000	1,463,734

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2019-JWDR SEQ, Class F, 4.71%, 09/15/31 (f),(c),(g),(b)	$2,291,000	$1,617,077
Series 2019-JWDR SEQ, Class G, 5.56%, 09/15/31 (f),(c),(g),(b)	2,067,000	1,315,071
Series 2020-SOP, Class E, 1 mo. USD LIBOR + 2.71%, 3.41%, 01/15/35 (f),(g),(b)	1,250,000	916,211
WFRBS Commercial Mortgage Trust,
Series 2013-C18, Class D, 4.69%, 12/15/46 (f),(g),(b)	11,538,000	8,900,829
Series 2014-C19, Class D, 4.23%, 03/15/47 (f),(c),(b)	325,000	226,403
Series 2014-C22, Class C, 3.76%, 09/15/57 (c),(g),(b)	1,525,000	1,144,136
Series 2014-C22, Class D, 3.90%, 09/15/57 (f),(c),(g),(b)	4,635,000	2,699,410
Series 2014-C24, Class C, 4.29%, 11/15/47 (g),(h)	4,925,729	3,841,177
Series 2014-LC14, Class D, 4.59%, 03/15/47 (f),(h),(g)	5,521,231	4,001,998
Worldwide Plaza Trust, Series 2017-WWP, Class F, 3.60%, 11/10/36 (f),(c),(g),(b)	129,000	94,173

		715,021,775

Interest Only Collateralized Mortgage Obligations — 0.0%
FREMF Mortgage Trust, Series 2019-K102, Class C, 3.65%, 12/25/51 (f),(c),(g),(b)	479,000	361,419
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 1 mo. USD LIBOR + 3.25%, 4.20%, 10/15/49 (f),(g),(h),(c),(b)	2,300,000	1,628,756

		1,990,175

Interest Only Commercial Mortgage-Backed Securities — 0.1%
CFK Trust, Series 2020-MF2, Class X, 0.89%, 03/15/39 (v),(f),(c),(g),(b)	19,612,000	952,653
Federal Home Loan Mortgage Corp., Series K105, Class X3, 2.04%, 06/25/30 (v),(c),(g),(b)	8,413,000	1,280,955
Federal National Mortgage Association,
Series 2017-C03, Class 1X2, 1.80%, 10/25/29 (v),(c),(b)	14,311,024	254,407
Series 2017-C05, Class 1X3, 1.00%, 01/25/30 (v),(c),(b)	15,466,129	100,112
Series 2017-C06, Class 2X1, 1.80%, 02/25/30 (v),(c),(b)	12,004,863	104,839
Series 2018-C01, Class 1X2, 1.40%, 07/25/30 (v),(c),(b)	49,241,248	373,987

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2018-C02, Class 2X2, 1.30%, 08/25/30 (v),(c),(b)	$4,746,599	$25,888
Series 2018-C03, Class 1X2, 1.30%, 10/25/30 (v),(c),(b)	19,575,632	138,478
GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class XCP, 0.93%, 12/15/36 (v),(f),(c),(g),(b)	15,243,000	100,421
MFT Trust, Series 2020-ABC, Class XA, 0.12%, 02/06/30 (v),(f),(c),(g),(b)	20,401,000	279,739
STACR Trust, Series 2018-DNA3, Class M2AI, 1.50%, 09/25/48 (v),(f),(c),(b)	7,351,600	79,125

		3,690,604

Inverse Interest Only Collateralized Mortgage Obligations — 1.5%
Citigroup Commercial Mortgage Trust,
Series 2015-GC29, Class XA, 1.08%, 04/10/48 (v),(c),(g),(b)	11,817,761	512,784
Series 2019-C7, Class XD, 1.20%, 12/15/72 (v),(f),(c),(g),(b)	5,347,000	484,262
Series 2019-GC43, Class XD, 0.62%, 11/10/52 (v),(f),(c),(g),(b)	5,918,000	284,608
COMM Mortgage Trust,
Series 2014-CR18, Class D, 4.73%, 07/15/47 (f),(c),(g),(b)	2,111,000	1,503,043
Series 2014-CR21, Class E, 3.00%, 12/10/47 (f),(b)	1,686,000	967,798
Series 2014-CR21, Class D, 3.93%, 12/10/47 (f),(h),(g),(b)	2,763,445	1,860,901
Series 2015-CR27, Class E, 3.25%, 10/10/48 (f),(c),(b)	1,885,000	1,003,695
Commercial Mortgage Trust,
Series 2014-UBS4, Class XA, 1.11%, 08/10/47 (v),(c),(g),(b)	17,023,320	632,008
Series 2014-UBS5, Class XA, 0.87%, 09/10/47 (v),(c),(g),(b)	3,100,308	96,385
Series 2015-CR23, Class XA, 0.92%, 05/10/48 (v),(c),(g),(b)	10,525,864	371,153
Connecticut Avenue Securities Trust,
Series 2019-R01, Class 2X2, 1.30%, 07/25/31 (v),(f),(c),(b)	10,530,566	59,161
Series 2019-R06, Class 2X2, 1.10%, 09/25/39 (v),(f),(c),(b)	10,008,667	71,182
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class XA, 0.76%, 06/15/57 (v),(c),(g),(b)	37,493,794	1,125,189

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2015-C3, Class XA, 0.77%, 08/15/48 (v),(c),(g),(b)	$112,996,462	$3,447,409
Series 2019-C18, Class XD, 1.45%, 12/15/52 (v),(f),(c),(g),(b)	4,452,333	475,086
DBWF Mortgage Trust,
Series 2018-GLKS, Class E, 1 mo. USD LIBOR + 3.02%, 3.77%, 12/19/30 (f),(g),(c),(b)	1,701,000	1,202,947
Series 2018-GLKS, Class F, 1 mo. USD LIBOR + 3.49%, 4.24%, 12/19/30 (f),(g),(c),(b)	2,202,000	2,089,623
DC Office Trust, Series 2019-MTC, Class X, 0.21%, 09/15/45 (v),(f),(c),(g),(b)	64,579,000	793,870
Federal Home Loan Mortgage Corp.,
Series 2017-DNA2, Class M2AI, 2.50%, 10/25/29 (v),(c),(b)	1,381,500	36,738
Series 2017-DNA3, Class M2AI, 1.75%, 03/25/30 (v),(c),(b)	1,935,200	23,286
Series 2017-HQA1, Class M2AI, 2.50%, 08/25/29 (v),(c),(b)	5,602,000	68,944
Series 2017-HQA2, Class M2AI, 2.00%, 12/25/29 (v),(c),(b)	8,680,485	102,300
Series 2018-DNA1, Class M2AI, 1.25%, 07/25/30 (v),(c),(b)	8,548,500	41,913
Series 2018-HQA1, Class M2AI, 1.50%, 09/25/30 (v),(c),(b)	3,668,178	19,166
Series K-1514, Class X3, 2.86%, 10/25/34 (v),(c),(g),(b)	13,043,739	3,432,930
Series K049, Class X3, 1.55%, 10/25/43 (v),(c),(g),(b)	2,177,000	152,212
Series K061, Class X1, 0.18%, 11/25/26 (v),(c),(g),(b)	17,937,990	205,157
Series K071, Class X1, 0.29%, 11/25/27 (v),(c),(g),(b)	89,318,588	1,738,050
Series K077, Class X3, 2.23%, 05/25/28 (v),(c),(g),(b)	22,022,809	3,217,422
Series K086, Class X3, 2.30%, 12/25/28 (v),(c),(g),(b)	13,743,594	2,147,464
Series K089, Class X3, 2.30%, 01/25/46 (v),(c),(g),(b)	7,963,000	1,300,223
Series K095, Class X3, 2.10%, 08/25/47 (v),(c),(g),(b)	9,297,000	1,419,122
Series K102, Class X3, 1.96%, 12/25/46 (v),(c),(g),(b)	20,880,337	2,939,847
Series K154, Class X1, 0.31%, 11/25/32 (v),(c),(g),(b)	33,105,912	896,376

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series K725, Class X1, 0.71%, 01/25/24 (v),(c),(g),(b)	$142,715,928	$3,299,735
Series KG01, Class X3, 3.12%, 05/25/29 (v),(c),(g),(b)	9,477,000	2,114,366
Series KLU1, Class X3, 3.97%, 01/25/31 (v),(c),(g),(b)	25,290,236	4,767,766
Series KLU2, Class X1, 1.16%, 08/25/29 (v),(c),(g),(b)	64,084,000	4,474,409
Series KLU2, Class X3, 4.10%, 08/25/29 (v),(c),(g),(b)	9,518,000	2,267,664
Series KS11, Class XFX, 1.60%, 06/25/29 (v),(c),(g),(b)	25,265,000	2,856,410
Series KW08, Class X3, 3.19%, 10/25/31 (v),(c),(g),(b)	6,701,000	1,432,185
Series KW09, Class X3, 3.01%, 06/25/29 (v),(c),(g),(b)	6,654,000	1,416,011
Series KW10, Class X3, 2.72%, 10/25/32 (v),(c),(g),(b)	5,935,000	1,169,343
Federal National Mortgage Association,
Series 2017-C01, Class 1X1, 2.30%, 07/25/29 (v),(c),(b)	14,774,635	204,717
Series 2017-C02, Class 2X3, 2.30%, 09/25/29 (v),(c),(b)	13,306,280	216,919
Series 2017-C02, Class 2X4, 2.80%, 09/25/29 (v),(c),(b)	4,327,426	87,431
Series 2017-C04, Class 2X2, 1.75%, 11/25/29 (v),(c),(b)	27,769,334	408,181
Series 2017-C04, Class 2M2C, 1 mo. USD LIBOR + 2.85%, 3.80%, 11/25/29 (g),(h),(c),(d)	13,884,666	11,385,426
Series 2017-C07, Class 1X3, 1.00%, 05/25/30 (v),(c),(b)	4,726,162	23,295
FREMF Mortgage Trust,
Series 2019-K95, Class C, 4.05%, 08/25/52 (f),(c),(g)	1,882,000	1,482,314
Series 2019-K96, Class C, 3.94%, 08/25/56 (f),(c),(g),(b)	3,697,000	2,878,543
Series 2019-K97, Class C, 3.76%, 09/25/51 (f),(c),(g),(b)	1,559,000	1,208,814
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class E, 4.40%, 02/10/46 (f),(c),(g),(b)	3,900,000	2,867,631
Series 2018-GS10, Class E, 3.00%, 07/10/51 (f),(c),(g),(b)	1,379,000	651,922
GS Mortgage Securities Trust,
Series 2015-GC32, Class XA, 0.76%, 07/10/48 (v),(c),(g),(b)	21,898,109	688,411

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2015-GS40, 1.16%, 07/10/52 (v),(f),(c),(g),(b)	$2,219,000	$196,981
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class XA, 0.51%, 07/15/48 (v),(c),(g),(b)	45,563,817	1,037,351
JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6, Class XD, 1.43%, 11/13/52 (v),(f),(c),(g),(b)	4,231,000	436,931
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA, 1.07%, 04/15/48 (v),(c),(g),(b)	18,211,540	726,968
Series 2015-C23, Class XA, 0.60%, 07/15/50 (v),(c),(g),(b)	46,319,565	1,093,003
Series 2015-C25, Class XA, 1.09%, 10/15/48 (v),(c),(g),(b)	35,311,181	1,520,394
Series 2016-C31, Class D, 3.00%, 11/15/49 (f),(c),(g),(b)	2,354,000	1,203,718
Morgan Stanley Capital I Trust, Series 2016-UB11, Class E, 2.70%, 08/15/49 (f),(c),(g),(b)	3,200,500	1,503,867
STACR Trust, Series 2018-HRP2, Class M3AI, 1.75%, 02/25/47 (v),(f),(c),(b)	1,358,000	33,238
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA, 1.04%, 12/15/47 (v),(c),(g),(b)	37,865,835	1,453,367
Series 2015-C29, Class XA, 0.63%, 06/15/48 (v),(c),(g),(b)	114,136,793	3,088,313
Series 2016-C32, Class XA, 1.27%, 01/15/59 (v),(c),(g),(b)	36,382,127	1,960,742

		94,878,620

Total North America		1,372,847,755

TOTAL MORTGAGE-BACKED SECURITIES (COST $1,722,971,840)		1,392,636,202

U.S. GOVERNMENT SPONSORED AGENCY SECURITIES — 3.2%
North America — 3.2%
Collateralized Mortgage Obligation (Residential) — 2.1%
Government National Mortgage Association,
4.00%, 04/01/50 (t),(c)	55,300,000	58,833,670
4.50%, 04/01/50 (t),(c)	68,600,000	72,935,520
Series 2019-6, Class SE, 5.33%, 01/20/49 (v),(c),(g),(b)	31,003,845	5,207,220

		136,976,410

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Interest Only Collateralized Mortgage Obligations — 1.0%
Government National Mortgage Association,
Series 2011-157, Class LS, 1 mo. USD LIBOR + 6.63%, 5.86%, 12/20/41 (v),(g),(c),(b)	$4,764,422	$1,196,818
Series 2012-96, Class SA, 1 mo. USD LIBOR + 6.10%, 5.33%, 08/20/42 (v),(g),(c),(b)	5,024,647	1,260,202
Series 2014-116, Class SC, 1 mo. USD LIBOR + 5.60%, 4.83%, 08/20/44 (v),(g),(c),(b)	3,003,822	666,719
Series 2015-151, Class SC, 1 mo. USD LIBOR + 6.15%, 5.38%, 10/20/45 (v),(g),(c),(b)	7,370,910	1,440,106
Series 2015-161, Class AS, 1 mo. USD LIBOR + 6.20%, 5.43%, 11/20/45 (v),(g),(c),(b)	7,076,467	1,708,188
Series 2015-162, Class LS, 1 mo. USD LIBOR + 6.20%, 5.43%, 11/20/45 (v),(g),(c),(b)	9,527,817	2,119,758
Series 2016-5, Class QS, 1 mo. USD LIBOR + 6.20%, 5.43%, 01/20/46 (v),(g),(c),(b)	10,923,831	2,475,766
Series 2017-101, Class SL, 1 mo. USD LIBOR + 6.20%, 5.43%, 07/20/47 (v),(g),(c),(b)	9,112,069	1,874,098
Series 2017-114, Class SP, 1 mo. USD LIBOR + 6.20%, 5.43%, 07/20/47 (v),(g),(c),(b)	6,866,537	1,177,398
Series 2017-117, Class BS, 1 mo. USD LIBOR + 6.20%, 5.43%, 08/20/47 (v),(g),(c),(b)	5,564,798	1,025,553
Series 2017-117, Class SA, 1 mo. USD LIBOR + 6.20%, 5.43%, 08/20/47 (v),(g),(c),(b)	7,089,436	1,633,165
Series 2017-156, Class SB, 1 mo. USD LIBOR + 6.20%, 5.43%, 10/20/47 (v),(g),(c),(b)	7,532,570	1,631,268
Series 2017-56, Class AS, 1 mo. USD LIBOR + 6.15%, 5.38%, 04/20/47 (v),(g),(c),(b)	6,662,586	1,489,661
Series 2017-73, Class SM, 1 mo. USD LIBOR + 6.20%, 5.43%, 05/20/47 (v),(g),(c),(b)	6,741,604	1,383,546
Series 2017-78, Class CS, 1 mo. USD LIBOR + 6.20%, 5.43%, 05/20/47 (v),(g),(c),(b)	14,091,275	2,768,668

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value
Series 2018-27, Class HS, 1 mo. USD LIBOR + 6.20%, 5.43%, 02/20/48 (v),(g),(c),(b)	$3,944,770	$662,954
Series 2018-48, Class SA, 1 mo. USD LIBOR + 6.20%, 5.43%, 04/20/48 (v),(g),(c),(b)	9,118,099	2,064,529
Series 2018-54, Class AS, 1 mo. USD LIBOR + 5.72%, 4.95%, 04/20/48 (v),(g),(c),(b)	4,804,945	731,019
Series 2018-54, Class SA, 1 mo. USD LIBOR + 6.25%, 5.48%, 04/20/48 (v),(g),(c),(b)	14,414,834	2,393,699
Series 2018-64, Class SG, 1 mo. USD LIBOR + 6.20%, 5.43%, 05/20/48 (v),(g),(c),(b)	4,723,901	793,389
Series 2018-65, Class PS, 1 mo. USD LIBOR + 6.15%, 5.38%, 05/20/48 (v),(g),(c),(b)	7,468,359	1,336,679
Series 2018-78, Class AS, 1 mo. USD LIBOR + 6.20%, 5.43%, 06/20/48 (v),(g),(c),(b)	13,804,016	2,124,590
Series 2018-93, Class SA, 1 mo. USD LIBOR + 6.20%, 5.43%, 07/20/48 (v),(g),(c),(b)	6,818,581	1,127,752
Series 2019-1, Class LS, 1 mo. USD LIBOR + 6.05%, 5.28%, 01/20/49 (v),(g),(c),(b)	35,679,968	6,416,650
Series 2019-90, Class BS, 1 mo. USD LIBOR + 6.15%, 5.38%, 07/20/49 (v),(g),(c),(b)	39,134,837	6,460,340
Series 2019-92, Class SE, 1 mo. USD LIBOR + 6.10%, 5.33%, 07/20/49 (v),(g),(c),(b)	45,347,131	6,232,646
Series 2019-98, Class SC, 1 mo. USD LIBOR + 6.05%, 5.28%, 08/20/49 (v),(g),(c),(b)	65,990,001	8,779,244

		62,974,405

Inverse Interest Only Collateralized Mortgage Obligations — 0.1%
Government National Mortgage Association, Series 2019-84, 1 mo. USD LIBOR + 6.10%, 5.33%, 07/20/49 (v),(g),(c),(b)	64,097,308	8,321,369

Total North America		208,272,184

TOTAL U.S. GOVERNMENT SPONSORED AGENCY SECURITIES (COST $204,688,145)		208,272,184

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 3.7%
North America — 3.7%
U.S. Treasury Notes,
1.38%, 09/30/20 (b)	$210,000,000	$211,312,500
2.50%, 06/30/20 (b)	12,493,000	12,567,409
2.63%, 07/31/20 - 08/15/20	14,009,600	14,137,644

Total North America		238,017,553

TOTAL U.S. TREASURY OBLIGATIONS (COST $235,319,669)		238,017,553

Security Description	Shares	Value

MUNICIPALS — 0.4%
North America — 0.4%
California Housing Finance, Rev., Series 2019 X, 0.03%, 01/15/35 (c),(g),(b)	15,515,000	349,553
Puerto Rico,
GO, Series 2012 A,, 5.00%, 07/01/41 (i)	5,505,000	3,344,287
GO, Series 2012 A,, 5.50%, 07/01/39 (i),(b)	3,740,000	2,356,200
GO, Series 2014 A,, 8.00%, 07/01/35 (i),(b)	32,250,000	19,350,000

Total North America		25,400,040

TOTAL MUNICIPALS (COST $21,547,844)		25,400,040

EXCHANGE-TRADED FUNDS — 0.4%
Invesco Emerging Markets Sovereign Debt ETF (c),(b)	24,662	589,668
iShares Core MSCI Emerging Markets ETF (c),(b)	183,191	7,413,740
SPDR Dow Jones International Real Estate ETF (c),(b)	140,250	3,754,493
Vanguard Emerging Markets Government Bond ETF (c),(b)	6,875	484,000
Vanguard FTSE Emerging Markets ETF (c),(b)	207,744	6,969,811
Vanguard Global ex-U.S. Real Estate ETF (c),(b)	144,423	6,197,191
Vanguard Real Estate ETF (c),(b)	39,077	2,729,528

TOTAL EXCHANGE-TRADED FUNDS (COST $38,068,718)		28,138,431

WARRANTS — 0.1%
Alussa Energy Acquisition Corp. (c),(b),(d),(a)	337,500	253,125
Amplitude Healthcare Acquisition Corp. (c),(b),(d),(a)	150,000	65,895
Apex Technology Acquisition Corp., A Shares (c),(b),(d),(a)	525,000	472,500

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
ARYA Sciences Acquisition Corp. (c),(b),(d),(a)	205,759	$378,597
Bespoke Capital Acquisition Corp. (c),(d)	375,000	288,750
Churchill Capital Corp. II (c),(b),(d),(a)	333,333	549,999
CIIG Merger Corp., A Shares (c),(b),(d),(a)	196,221	96,148
Collier Creek Holdings (c),(b),(d),(a)	199,466	81,781
Conyers Park II Acquisition Corp. (c),(b),(d),(a)	125,000	93,750
Crescent Acquisition Corp. (c),(b),(d),(a)	375,000	318,750
Experience Investment Corp. (c),(b),(d),(a)	275,000	137,500
FinServ Acquisition Corp. (c),(b),(d),(a)	166,667	91,667
Forum Merger II Corp., A Shares (c),(b),(d),(a)	31,000	6,203
Galileo Acquisition Corp. (c),(b),(d),(a)	342,155	85,573
GigCapital2, Inc. (c),(b),(d),(a)	500,000	154,350
Gores Metropoulos, Inc., A Shares (c),(b),(d),(a)	250,000	119,375
GX Acquisition Corp., A Shares (c),(b),(d),(a)	250,000	145,000
Haymaker Acquisition Corp. II, A Shares (c),(b),(d),(a)	400,000	420,000
Healthcare Merger Corp. (c),(b),(d),(a)	375,000	352,125
Hennessy Capital Acquisition Corp. (c),(b),(d),(a)	285,000	99,750
Juniper Industrial Holdings, Inc. (c),(b),(d),(a)	298,682	167,262
Landcadia Holdings II, Inc. (c),(b),(d),(a)	250,000	99,775
LIV Capital Acquisition Corp. (c),(b),(d),(a)	210,000	44,100
Monocle Acquisition Corp. (c),(b),(d),(a)	200,000	53,200
New Providence Acquisition Corp., A Shares (c),(b),(d),(a)	300,000	150,000
Oaktree Acquisition Corp. (c),(b),(d),(a)	144,164	149,931
Osprey Technology Acquisition Corp. (c),(b),(d),(a)	474,375	247,054
Pivotal Investment Corp. II (c),(b),(d),(a)	166,666	50,000
PropTech Acquisition Corp. (c),(b),(d),(a)	97,500	34,203
SC Health Corp. (c),(b),(d),(a)	123,794	118,223
Silver Spike Acquisition Corp. (c),(b),(d),(a)	375,000	86,250
Software Acquisition Group, Inc. (c),(b),(d),(a)	224,250	116,610
South Mountain Merger Corp. (c),(b),(d),(a)	300,000	150,000
Subversive Capital Acquisition Corp. (c),(d),(a)	750,000	487,500
Switchback Energy Acquisition Corp. (c),(b),(d),(a)	166,666	103,850
Thunder Bridge Acquisition II Ltd. (c),(b),(d),(a)	375,000	262,500
Trine Acquisition Corp. (c),(b),(d),(a)	200,000	120,000
Tuscan Holdings Corp. (c),(b),(d),(a)	400,000	156,000
Tuscan Holdings Corp. II (c),(b),(d),(a)	158,150	33,417
Union Acquisition Corp. II (c),(b),(d),(a)	525,000	131,250

TOTAL WARRANTS (COST $8,717,258)		6,971,963

INVESTMENTS IN FUNDS — 8.9%
Europe — 0.9%
GCM Equity Master Fund LP(cost $ 68,116,416) (l),(a)	1	57,137,306

Total Europe		57,137,306

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
North America — 8.0%
Aeolus Property Catastrophe Keystone PF Fund LP, (cost $ 114,367,066) (a),(d),(l)	3	$129,943,622
EJF Debt Opportunities Offshore Fund, Ltd. (cost $ 250,000,000) (l),(d),(a)	2,500,000	217,900,000
GCM Equity Partners LP (cost $ 10,737,133) (l),(a)	1	13,024,082
Glenview Capital Partners (Cayman), Ltd. (cost $ 125,000,000) (l),(d),(a)	125,000	118,691,250
PIMCO ILS Fund SP II (cost $ 7,179,352) (l),(d),(a)	1	7,778,861
Renaissance Institutional Diversified Alpha Fund International L.P. (cost $ 40,000,000) (l),(d),(a)	1	34,619,911

Total North America		521,957,726

TOTAL INVESTMENTS IN INVESTEE FUND (COST $615,399,967)		579,095,032

	Strike	Expiration Date	Contracts	Notional Amount	Premium Paid	Market Value	Unrealized Appreciation (Depreciation)

PURCHASED OPTIONS — 0.0%
Exchange-Traded Call Options — 0.0%
CAD vs USD	1.41 USD	04/09/20	36,300,000	51,183,000	$226,875	$326,228	$99,353
CAD vs USD	1.41 USD	04/09/20	24,200,000	34,122,000	151,250	217,485	66,235
CAD vs USD	1.41 USD	04/09/20	40,300,000	56,823,000	246,757	362,176	115,419
IMM EUR FUT	99.63 USD	04/09/20	18,650	4,645,015,625	1,415,792	233,125	(1,182,667)
IMM EUR FUT	99.75 USD	04/09/20	17,395	4,337,878,125	1,251,392	108,719	(1,142,673)

					$3,292,066	$1,247,733	$(2,044,333)

Exchange-Traded Put Options — 0.0%
INR vs USD	74.37 USD	01/04/21	40,500,000	3,011,782,500	$966,532	$329,873	$(636,659)
JPY vs USD	99.00 USD	04/09/20	60,500,000	5,989,500,000	376,613	34,364	(342,249)
JPY vs USD	100.00 USD	04/09/20	60,500,000	6,050,000,000	484,000	44,226	(439,774)
JPY vs USD	98.00 USD	04/09/20	60,500,000	5,929,000,000	773,492	26,983	(746,509)
JPY vs USD	100.00 USD	04/09/20	40,300,000	4,030,000,000	457,002	29,459	(427,543)
JPY vs USD	98.00 USD	05/11/20	40,300,000	3,949,400,000	503,750	120,013	(383,737)

					$3,561,389	$584,918	$(2,976,471)

Total Purchased Options Outstanding					$6,853,455	$1,832,651	$(5,020,804)

Security Description	Shares	Value

REPURCHASE AGREEMENTS — 5.0%
BNP Paribas S.A., 0.17%, dated 03/13/2020, due 04/14/2020 (collateralized by United Kingdom Gilt Inflation Linked, 0.125% due 03/22/2026, market value $40,651,978) (c)	32,937,500	$40,911,677

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
BNP Paribas S.A., 0.25%, dated 03/16/2020, due 04/14/2020 (collateralized by United Kingdom Gilt Inflation Linked, 0.125% due 03/22/2026, market value $9,349,955) (c)	7,512,375	$9,331,123
Citigroup Global Markets, Inc., 0.55%, dated 03/25/2020, due 04/14/2020 (collateralized by French Republic Government Bond OAT, 0.10% due 03/01/2029, market value $23,032,377) (c)	20,173,404	22,249,236
Citigroup Global Markets, Inc., 0.60%, dated 03/20/2020, due 04/14/2020 (collateralized by French Republic Government Bond OAT, 0.10% due 03/01/2025, market value $13,703,364) (c)	12,287,938	13,552,359
Goldman Sachs & Co., 0.05%, dated 03/19/2020, due 05/04/2020 (collateralized by United Kingdom Gilt Inflation Linked, 0.125% due 08/10/2028, market value $32,831,061) (c)	26,024,116	32,324,561
Goldman Sachs & Co., 0.58%, dated 03/25/2020, due 05/05/2020 (collateralized by French Republic Government Bond OAT, 0.10% due 03/01/2029, market value $13,469,567) (c)	11,848,574	13,067,785
Goldman Sachs & Co., 0.65%, dated 03/19/2020, due 05/05/2020 (collateralized by Deutsche Bundesrepublik Inflation Linked Bond, 0.50% due 04/15/2030, market value $31,713,211) (c)	29,163,903	32,164,851
Royal Bank of Canada, 0.57%, dated 03/13/2020, due 04/14/2020 (collateralized by United States Treasury Inflation Indexed Bonds, 0.125% due 07/15/2026, market value $31,396,409) (c)	30,000,000	30,000,000
Royal Bank of Canada, 0.57%, dated 03/13/2020, due 04/14/2020 (collateralized by United States Treasury Inflation Indexed Bonds, 0.375% due 07/15/2027, market value $10,848,602) (c)	10,429,375	10,429,375
Royal Bank of Canada, 0.57%, dated 03/13/2020, due 04/14/2020 (collateralized by United States Treasury Inflation Indexed Bonds, 0.625% due 01/15/2026, market value $10,010,032) (c)	9,458,125	9,458,125
Royal Bank of Canada, 0.57%, dated 03/13/2020, due 04/14/2020 (collateralized by United States Treasury Inflation Indexed Bonds, 0.875% due 01/15/2029, market value $19,629,915) (c)	19,519,500	19,519,500
Royal Bank of Canada, 0.75%, dated 03/12/2020, due 05/21/2020 (collateralized by United States Treasury Inflation Indexed Bonds, 0.125% due 01/15/2030, market value $23,344,814) (c)	23,517,500	23,517,500
Royal Bank of Canada, 0.85%, dated 03/12/2020, due 04/14/2020 (collateralized by United States Treasury Inflation Indexed Bonds, 0.25% due 07/15/2029, market value $18,523,298) (c)	18,540,000	18,540,000

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Royal Bank of Canada, 0.85%, dated 03/12/2020, due 04/14/2020 (collateralized by United States Treasury Inflation Indexed Bonds, 0.50% due 01/15/2028, market value $36,789,281) (c)	35,792,500	$35,792,500
Royal Bank of Canada, 0.85%, dated 03/12/2020, due 04/14/2020 (collateralized by United States Treasury Inflation Indexed Bonds, 0.75% due 07/15/2028, market value $13,986,605) (c)	13,780,000	13,780,000

TOTAL REPURCHASE AGREEMENTS (COST $320,373,432)		324,638,592

SHORT-TERM INVESTMENT — MONEY MARKET FUNDS — 0.0%
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, 0.43%, Institutional Class (r),(c)	1,617,265	1,617,265

TOTAL SHORT-TERM INVESTMENT — MONEY MARKET FUNDS (COST $1,617,265)		1,617,265

TOTAL INVESTMENTS IN SECURITIES — 83.9% (COST $6,325,981,492)		5,475,400,062

TOTAL SECURITIES SOLD SHORT — (5.5)% (PROCEEDS $438,971,758)		(360,778,030)

Other Assets (m) — 21.6%		1,413,649,520

Net Assets — 100.0%		$6,528,271,552

SECURITIES SOLD SHORT — (5.5)%
COMMON STOCK — (4.9)%
Asia — (0.4)%
Automotive — (0.0)%
Honda Motor Co. Ltd., ADR	3,000	(67,380)
NIO, Inc., ADR	259,200	(720,576)
Toyota Motor Corp., ADR	500	(59,975)

		(847,931)

Banking — (0.0)%
HDFC Bank Ltd., ADR	100	(3,846)
ICICI Bank Ltd., ADR	232,100	(1,972,850)
KB Financial Group, Inc., ADR	3,800	(103,322)
Mitsubishi UFJ Financial Group, Inc., ADR	30,100	(110,166)
Mizuho Financial Group, Inc., ADR	8,000	(18,480)
Shinhan Financial Group Co. Ltd., ADR	300	(6,993)
Sumitomo Mitsui Financial Group, Inc., ADR	26,700	(127,893)

		(2,343,550)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Biotechnology & Pharmaceuticals — (0.0)%
Takeda Pharmaceutical Co. Ltd., ADR	23,491	$(356,593)

Consumer Products — (0.0)%
Luckin Coffee, Inc., ADR	1,300	(35,347)

Consumer Services — (0.1)%
Bright Scholar Education Holdings Ltd., ADR	900	(6,057)
RISE Education Cayman Ltd., ADR	1,199	(4,880)
TAL Education Group, ADR (c)	69,276	(3,689,640)

		(3,700,577)

Gaming, Lodging & Restaurants — (0.0)%
Huazhu Group Ltd., ADR	9,800	(281,554)
Yum China Holdings, Inc.	8,200	(349,566)

		(631,120)

Hardware — (0.0)%
Sony Corp., ADR	3,200	(189,376)

Institutional Financial Services — (0.0)%
China Internet Nationwide Financial Services, Inc.	1,400	(686)
Nomura Holdings, Inc., ADR	5,000	(21,350)

		(22,036)

Insurance — (0.0)%
China Life Insurance Co. Ltd., ADR	4,400	(42,944)
Fanhua, Inc., ADR	7,100	(142,852)

		(185,796)

Media — (0.1)%
51job, Inc., ADR (c)	4,311	(264,652)
58.com, Inc., ADR (c)	18,737	(912,867)
Autohome, Inc., ADR (c)	7,486	(531,656)
Baidu, Inc., ADR	100	(10,079)
Fang Holdings Ltd., ADR	4,100	(5,535)
iQIYI, Inc., ADR (c)	39,566	(704,275)
JOYY, Inc., ADR (c)	9,076	(483,388)
MakeMyTrip Ltd.	5,100	(60,970)
SINA Corp. (c)	133	(4,235)
Trip.com Group Ltd., ADR (c)	37,496	(879,281)
Weibo Corp., ADR (c)	8,029	(265,840)
Xunlei Ltd., ADR	1,100	(3,630)
Yatra Online, Inc.	3,200	(3,296)

		(4,129,704)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Renewable Energy — (0.0)%
Jinksolar Holding Co., ADR	27	$(401)

Retail—Discretionary — (0.1)%
JD.com, Inc., ADR	200	(8,100)
Jumei International Holding Ltd., ADR	10	(185)
Meituan Dianping, Class B (c)	264,200	(3,149,593)
Renren, Inc., ADR	813	(675)
Vipshop Holdings Ltd., ADR (c)	61,420	(956,923)

		(4,115,476)

Semiconductors — (0.0)%
Himax Technologies, Inc., ADR	34,600	(94,804)

Software — (0.1)%
Aurora Mobile Ltd., ADR	400	(916)
Bilibili, Inc., ADR (c)	27,329	(640,045)
DouYu International Holdings Ltd., ADR	9,400	(60,254)
Gridsum Holding, Inc., ADR	1,800	(1,224)
GSX Techedu, Inc., ADR	49,200	(2,084,112)
HUYA, Inc., ADR (c)	8,806	(149,262)
Link Motion, Inc., ADR	11,000	0
Momo, Inc., ADR (c)	21,452	(465,294)
NetEase, Inc., ADR (c)	4,987	(1,600,627)
Taoping, Inc.	300	(128)

		(5,001,862)

Specialty Finance — (0.0)%
China Rapid Finance Ltd., ADR	198	(297)
Jianpu Technology, Inc., ADR	200	(168)
Qudian, Inc., ADR (c)	29,995	(53,991)

		(54,456)

Technology Services — (0.0)%
Infosys Ltd., ADR	500	(4,105)

Telecommunications — (0.0)%
China Mobile Ltd., ADR	600	(22,602)

Transportation & Logistics — (0.0)%
BEST, Inc., ADR	3,100	(16,585)

Utilities — (0.0)%
Korea Electric Power Corp., ADR	4,300	(32,465)

Total Asia		(21,784,786)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Europe — (0.1)%
Asset Management — (0.0)%
Janus Henderson Group PLC	5,200	$(79,664)
UBS Group AG	30,900	(286,134)

		(365,798)

Automotive — (0.0)%
Garrett Motion, Inc.	5,700	(16,302)

Banking — (0.0)%
Banco Bilbao Vizcaya Argentaria SA, ADR	33,900	(103,734)
Banco Santander SA, ADR	152,443	(358,241)
Barclays PLC, ADR	70,281	(318,373)
HSBC Holdings PLC, ADR	26,926	(754,197)

		(1,534,545)

Biotechnology & Pharmaceuticals — (0.0)%
AC Immune SA	913	(6,309)
Amarin Corp. PLC, ADR	130,000	(520,000)
AstraZeneca PLC, ADR	400	(17,864)

		(544,173)

Construction Materials — (0.0)%
CRH PLC, ADR	300	(8,052)

Consumer Products — (0.0)%
British American Tobacco PLC, ADR	5,300	(181,207)
Unilever PLC, ADR	600	(30,342)

		(211,549)

Electrical Equipment — (0.0)%
ABB Ltd., ADR	4,600	(79,396)

Forest & Paper Products — (0.0)%
Mercer International, Inc.	9,900	(71,676)

Institutional Financial Services — (0.0)%
Credit Suisse Group AG, ADR	23,549	(190,512)

Insurance — (0.0)%
Prudential PLC, ADR	12,200	(302,316)

Media — (0.0)%
Jumia Technologies AG, ADR	11,200	(32,704)
Liberty Global PLC, A Shares	38,200	(630,682)
WPP PLC, ADR	900	(30,393)

		(693,779)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Medical Equipment & Devices — (0.0)%
Koninklijke Philips NV	200	$(8,032)

Metals & Mining — (0.0)%
Ferroglobe PLC	400	0

Oil, Gas & Coal — (0.1)%
BP PLC, ADR	115,800	(2,824,362)
Equinor ASA, ADR	400	(4,872)
Royal Dutch Shell PLC, ADR	4,700	(163,983)

		(2,993,217)

Passenger Transportation — (0.0)%
Ryanair Holdings PLC, ADR	6,200	(329,158)

Retail—Discretionary — (0.0)%
Farfetch Ltd., Class A	79,900	(631,210)

Semiconductors — (0.0)%
NXP Semiconductors NV	15,068	(1,249,589)

Software — (0.0)%
Materialise NV, ADR	300	(5,571)
SAP SE, ADR	600	(66,300)

		(71,871)

Telecommunications — (0.0)%
Telefonica SA, ADR	27,000	(123,390)
Vodafone Group PLC, ADR	54,000	(743,580)

		(866,970)

Transportation & Logistics — (0.0)%
Euronav SA	8	(90)
Frontline Ltd.	140	(1,345)
GasLog Ltd.	14,600	(52,852)
Navios Maritime Holdings, Inc.	1,670	(3,858)
Performance Shipping, Inc.	700	(399)
Scorpio Tankers, Inc.	10,242	(195,827)
Star Bulk Carriers Corp.	13,100	(73,884)

		(328,255)

Utilities — (0.0)%
National Grid PLC, ADR	9,500	(553,565)

Total Europe		(11,049,965)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Middle East — (0.0)%
Hardware — (0.0)%
Kornit Digital Ltd.	2,300	$(57,247)
SuperCom Ltd.	200	(184)

		(57,431)

Medical Equipment & Devices — (0.0)%
ReWalk Robotics Ltd.	24	(10)

Telecommunications — (0.0)%
Turkcell Iletisim Hizmetleri AS, ADR	3,800	(17,670)

Total Middle East		(75,111)

North America — (4.3)%
Aerospace & Defense — (0.1)%
Aerovironment, Inc.	1,400	(85,344)
Axon Enterprise, Inc.	400	(28,308)
Boeing Co.	1,600	(238,624)
Howmet Aerospace, Inc.	295	(4,738)
L3Harris Technologies, Inc.	12,500	(2,251,500)
Lockheed Martin Corp.	1	(339)
Mercury Systems, Inc.	3,000	(214,020)
Triumph Group, Inc.	7,700	(52,052)

		(2,874,925)

Apparel & Textile Products — (0.1)%
Capri Holdings Ltd.	53,700	(579,423)
Carter’s, Inc.	15,800	(1,038,534)
Deckers Outdoor Corp.	9,000	(1,206,000)
Fossil Group, Inc.	18,200	(59,878)
Iconix Brand Group, Inc.	2,610	(1,734)
PVH Corp.	21,200	(797,968)
Sequential Brands Group, Inc.	4,600	(943)
Steven Madden Ltd.	13,050	(303,152)

		(3,987,632)

Asset Management — (0.0)%
Altus Midstream Co., A Shares	14,200	(10,650)
Apollo Global Management, Inc.	200	(6,700)
Artisan Partners Asset Management, Inc., Class A	1,000	(21,490)
Barings BDC, Inc.	3,400	(25,432)
BlackRock, Inc.	600	(263,982)
Brookfield Asset Management, Inc., Class A	38,150	(1,688,138)
Carlyle Group, Inc. (The)	100	(2,165)
Focus Financial Partners, Inc., Class A	800	(18,408)
Invesco Ltd.	500	(4,540)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Kennedy-Wilson Holdings, Inc.	9,000	$(120,780)
Legg Mason, Inc.	100	(4,885)
Main Street Capital Corp.	6	(123)
Medley Capital Corp.	4,400	(2,557)
Owl Rock Capital Corp.	500	(5,770)
Stifel Financial Corp.	4,800	(198,144)
Virtus Investment Partners, Inc.	100	(7,611)

		(2,381,375)

Automotive — (0.1)%
American Axle & Manufacturing Holdings, Inc.	500	(1,805)
Cooper Tire & Rubber Co.	7,100	(115,730)
Ford Motor Co.	412,200	(1,990,926)
Gentex Corp.	500	(11,080)
Harley-Davidson, Inc.	31,000	(586,830)
Lear Corp.	6,100	(495,625)
Motorcar Parts of America, Inc.	4,800	(60,384)
Westport Fuel Systems, Inc.	3,900	(3,669)

		(3,266,049)

Banking — (0.1)%
Allegiance Bancshares, Inc.	500	(12,055)
Ameris Bancorp	10,499	(249,456)
Atlantic Union Bankshares Corp.	50	(1,095)
Banc of California, Inc.	3,800	(30,400)
Banco Latinoamericano de Comercio Exterior SA, E Shares	2,500	(25,775)
Bank of Montreal	200	(10,052)
Bank of Nova Scotia	1,200	(48,720)
Canadian Imperial Bank of Commerce	400	(23,188)
Centerstate Banks, Inc.	12	(207)
Customers Bancorp, Inc.	3,200	(34,976)
CVB Financial Corp.	200	(4,010)
First Republic Bank	9,900	(814,572)
FNB Corp.	7,255	(53,469)
Glacier Bancorp, Inc.	2,100	(71,410)
Kearny Financial Corp.	18	(155)
Meta Financial Group, Inc.	1,400	(30,408)
People’s United Financial, Inc.	88	(972)
Pinnacle Financial Partners, Inc.	11,000	(412,940)
Royal Bank of Canada	2,700	(166,185)
Simmons First National Corp., Class A	100	(1,840)
Sterling Bancorp	60,108	(628,129)
TCF Financial Corp.	33,547	(760,175)
Toronto-Dominion Bank	800	(33,912)
Triumph Bancorp, Inc.	3,900	(101,400)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Truist Financial Corp.	3,500	$(107,940)
United Bankshares, Inc.	3	(69)
Western Alliance Bancorp	19	(582)

		(3,624,092)

Biotechnology & Pharmaceuticals — (0.8)%
AbbVie, Inc. (c)	132,427	(10,089,613)
Actinium Pharmaceuticals, Inc.	20,900	(4,055)
Adamas Pharmaceuticals, Inc.	10,000	(28,900)
Adamis Pharmaceuticals Corp.	21,800	(7,789)
Advaxis, Inc.	11,100	(5,883)
Aerie Pharmaceuticals, Inc.	6,700	(90,450)
Aeterna Zentaris, Inc.	3,124	(1,592)
Akcea Therapeutics, Inc.	7,800	(111,540)
Akebia Therapeutics, Inc.	7,105	(53,856)
Alimera Sciences, Inc.	306	(1,175)
Allergan PLC	970	(171,787)
Alnylam Pharmaceuticals, Inc. (c)	66,320	(7,218,932)
Alpine Immune Sciences, Inc.	250	(720)
Ampio Pharmaceuticals, Inc.	19,612	(8,139)
Anavex Life Sciences Corp.	4,000	(12,600)
ANI Pharmaceuticals, Inc.	1,400	(57,036)
Anixa Biosciencies, Inc.	962	(1,530)
Arena Pharmaceuticals, Inc.	3,230	(135,660)
ArTara Therapeutics, Inc.	5	(118)
Atossa Genetics, Inc.	3,200	(4,256)
Aurinia Pharmaceuticals, Inc.	25,000	(362,750)
AVEO Pharmaceuticals, Inc.	60	(217)
Axovant Gene Therapies Ltd.	3,262	(7,959)
Axsome Therapeutics, Inc.	13,300	(782,439)
Bellicum Pharmaceuticals, Inc.	1,770	(8,213)
Bio-Path Holdings, Inc.	1,308	(5,886)
Biocept, Inc.	10,100	(2,676)
Bridgebio Pharma, Inc.	6,200	(179,800)
Bristol-Myers Squibb Co.	200	(11,148)
CASI Pharmaceuticals, Inc.	2,900	(5,916)
Catabasis Pharmaceuticals, Inc	20	(83)
Correvio Pharma Corp.	15,500	(6,014)
Corvus Pharmaceuticals, Inc.	100	(211)
Cyclacel Pharmaceuticals, Inc.	100	(39)
Dynavax Technologies Corp.	30,930	(109,183)
Elanco Animal Health, Inc.	3,800	(85,082)
Eli Lilly & Co. (c)	29,220	(4,053,400)
Endo International PLC	35,100	(129,870)
Evoke Pharma, Inc.	2,500	(2,900)
Forty Seven, Inc.	6,300	(601,146)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Genocea Biosciences, Inc.	1,800	$(3,096)
Gilead Sciences, Inc.	300	(22,428)
Guardant Health, Inc.	33,900	(2,359,440)
Harrow Health, Inc.	1,700	(6,494)
HTG Molecular Diagnostics, Inc.	15,296	(4,971)
IGM Biosciences, Inc.	1,100	(61,765)
Immunic, Inc.	195	(1,164)
Immunomedics, Inc.	21,800	(293,864)
Infinity Pharmaceuticals, Inc.	1,800	(1,508)
Johnson & Johnson (c)	58,610	(7,685,529)
Karuna Therapeutics, Inc.	2,200	(158,400)
Kindred Biosciences, Inc.	1,100	(4,400)
La Jolla Pharmaceutical Co.	2,977	(12,503)
Leap Therapeutics, Inc.	5,900	(9,322)
Livongo Health, Inc.	400	(11,412)
Lumos Pharma, Inc.	722	(6,137)
MannKind Corp.	74,729	(76,971)
Marinus Pharmaceuticals, Inc.	11,800	(23,954)
Merrimack Pharmaceuticals, Inc.	1,260	(2,709)
Minerva Neurosciences, Inc.	700	(4,214)
Moderna, Inc.	4,500	(134,775)
Moleculin Biotech, Inc.	7,159	(4,364)
Mustang Bio, Inc.	1,300	(3,484)
NantKwest, Inc.	3,100	(8,928)
Navidea Biopharmaceuticals, Inc.	404	(308)
Neos Therapeutics, Inc.	8,200	(6,150)
NeuBase Therapeutics, Inc.	495	(3,524)
Neurobo Pharmaceuticals, Inc.	2,300	(718)
Novus Therapeutics, Inc.	422	(165)
Ocular Therapeutix, Inc.	2,400	(11,880)
OncoSec Medical, Inc.	1,010	(1,283)
Organovo Holdings, Inc.	18,400	(7,544)
Paratek Pharmaceuticals, Inc.	9,700	(30,555)
PolarityTE, Inc.	13,599	(14,687)
Progenics Pharmaceuticals, Inc.	27,100	(102,980)
Protalix BioTherapeutics, Inc.	830	(1,950)
Reata Pharmaceuticals, Inc., Class A	24	(3,464)
Regeneron Pharmaceuticals, Inc. (c)	7,370	(3,598,697)
Regulus Therapeutics, Inc.	266	(123)
Rocket Pharmaceuticals, Inc.	25	(349)
Sarepta Therapeutics, Inc.	11,800	(1,154,276)
SCYNEXIS, Inc.	800	(625)
Seattle Genetics, Inc. (c)	62,880	(7,255,094)
Seelos Therapeutics, Inc.	5,000	(2,452)
SELLAS Life Sciences Group, Inc.	367	(635)
SpringWorks Therapeutics, Inc.	300	(8,100)
Stoke Therapeutics, Inc.	1,300	(29,770)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Synthetic Biologics, Inc.	37	$(12)
TG Therapeutics, Inc.	39,300	(386,712)
Theravance Biopharma, Inc.	2,400	(55,464)
TransMedics Group, Inc.	2,200	(26,576)
Trevena, Inc.	9,300	(5,272)
Trillium Therapeutics, Inc.	13,100	(52,924)
Ultragenyx Pharmaceutical, Inc.	200	(8,886)
Unum Therapeutics, Inc.	1,000	(413)
UroGen Pharma Ltd.	2,900	(51,736)
Vertex Pharmaceuticals, Inc. (c)	14,730	(3,505,004)
Viela Bio, Inc.	100	(3,800)
Viking Therapeutics, Inc.	18,800	(87,984)
VistaGen Therapeutics, Inc.	800	(352)
VIVUS, Inc.	3,810	(13,716)
WaVe Life Sciences Ltd.	3,200	(29,984)
Xencor, Inc.	6,500	(194,220)
ZIOPHARM Oncology, Inc.	46	(113)
Zogenix, Inc.	25	(618)
Zosano Pharma Corp.	9,596	(5,393)

		(51,926,903)

Chemicals — (0.0)%
AgroFresh Solutions, Inc.	900	(1,476)
Amyris, Inc.	20,000	(51,200)
Balchem Corp.	1,000	(98,720)
Celanese Corp.	3,600	(264,204)
GCP Applied Technologies, Inc.	9,500	(169,100)
Intrepid Potash, Inc.	2,700	(2,160)
LSB Industries, Inc.	2,700	(5,670)
Nutrien Ltd.	1	(34)
Olin Corp.	15,900	(185,553)
OMNOVA Solutions, Inc.	8,000	(81,120)
Quaker Chemical Corp.	2,500	(315,700)
Tronox Holdings PLC, Class A	39,800	(198,204)

		(1,373,141)

Commercial Services — (0.0)%
ABM Industries, Inc.	2,300	(56,028)
Aramark	17,800	(355,466)
BrightView Holdings, Inc.	100	(1,106)
H&R Block, Inc.	31,800	(447,744)
ManpowerGroup, Inc.	8,400	(445,116)
NV5 Global, Inc.	2,600	(107,354)
RR Donnelley & Sons Co.	11,834	(11,343)

		(1,424,157)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Construction Materials — (0.0)%
Louisiana-Pacific Corp.	12,500	$(214,750)
Trex Co., Inc.	14,400	(1,154,016)

		(1,368,766)

Consumer Products — (0.1)%
22nd Century Group, Inc.	4,600	(3,450)
Alkaline Water Co., Inc. (The)	1,600	(960)
B&G Foods, Inc.	23,000	(416,070)
Beyond Meat, Inc.	5,100	(339,660)
Brown-Forman Corp., Class B	300	(16,653)
Cal-Maine Foods, Inc.	9,800	(431,004)
Calyxt, Inc.	100	(333)
ConAgra Foods, Inc.	900	(26,406)
Coty, Inc., Class A	204,285	(1,054,111)
Cronos Group, Inc.	125,500	(711,585)
Energizer Holdings, Inc.	22,100	(668,525)
Greenlane Holdings, Inc., Class A	200	(344)
Hain Celestial Group, Inc.	31,100	(807,667)
Helen of Troy Ltd.	2,400	(345,672)
Kellogg Co.	1,800	(107,982)
Keurig Dr Pepper, Inc.	9,700	(235,419)
Kraft Heinz Co.	97,600	(2,414,624)
Lamb Weston Holdings, Inc.	2	(114)
Molson Coors Brewing Co., Class B	100	(3,901)
New Age Beverages Corp.	30,700	(42,673)
Pilgrim’s Pride Corp.	5,300	(96,036)
Post Holdings, Inc.	8,200	(680,354)
Pyxus International, Inc.	3,300	(10,263)
Spectrum Brands Holdings, Inc.	87	(3,164)
Tootsie Roll Industries, Inc.	3	(108)
Universal Corp.	2,100	(92,841)
Vector Group Ltd.	28	(264)
Youngevity International, Inc.	200	(140)

		(8,510,323)

Consumer Services — (0.0)%
Chegg, Inc.	300	(10,734)
Laureate Education, Inc., Class A	8,700	(91,437)
Regis Corp.	8,300	(49,053)
Rent-A-Center, Inc.	10,500	(148,470)
Strategic Education, Inc.	1,925	(269,038)

		(568,732)

Containers & Packaging — (0.0)%
Amcor PLC	124,100	(1,007,692)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Berry Global Group, Inc.	1,300	$(43,823)
Greif, Inc., Class A	2,100	(65,289)

		(1,116,804)

Design, Manufacturing & Distribution — (0.0)%
Benchmark Electronics, Inc.	3,300	(65,967)
Tech Data Corp.	5,300	(693,505)

		(759,472)

Distributors—Consumer Staples — (0.0)%
Archer-Daniels-Midland Co.	100	(3,518)
Sysco Corp.	300	(13,689)

		(17,207)

Distributors—Discretionary — (0.0)%
Copart, Inc.	19,700	(1,349,844)
G-III Apparel Group Ltd.	5,400	(41,580)
Hudson Technologies, Inc.	9,100	(6,276)
LKQ Corp.	5,800	(118,958)

		(1,516,658)

Electrical Equipment — (0.0)%
Advanced Energy Industries, Inc.	4,800	(232,752)
Allied Motion Technologies, Inc.	100	(2,370)
Argan, Inc.	2,700	(93,339)
Babcock & Wilcox Enterprises, Inc.	7,808	(7,964)
Capstone Turbine Corp.	348	(418)
Cognex Corp.	5,800	(244,876)
CyberOptics Corp.	300	(5,133)
Eaton Corp. PLC	100	(7,769)
Energous Corp.	2,000	(1,486)
General Electric Co.	300	(2,382)
IntriCon Corp.	1,400	(16,478)
Mesa Laboratories, Inc.	700	(158,263)
Novanta, Inc.	3,100	(247,628)
Research Frontiers, Inc.	200	(468)
Trimble, Inc.	2,800	(89,124)

		(1,110,450)

Engineering & Construction Services — (0.0)%
Construction Partners, Inc., Class A	700	(11,823)
Goldfield Corp.	700	(1,988)
KBR, Inc.	13,600	(281,248)
Kratos Defense & Security Solutions, Inc.	5,000	(69,200)

		(364,259)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Gaming, Lodging & Restaurants — (0.1)%
Bloomin’ Brands, Inc.	18,200	$(129,948)
Boyd Gaming Corp.	7,800	(112,476)
Caesars Entertainment Corp.	245,575	(1,660,087)
Chipotle Mexican Grill, Inc.	1	(654)
Churchill Downs, Inc.	100	(10,295)
Chuy’s Holdings, Inc.	300	(3,021)
Dave & Buster’s Entertainment, Inc.	11,000	(143,880)
El Pollo Loco Holdings, Inc.	12,100	(102,245)
Fiesta Restaurant Group, Inc.	7,300	(29,419)
Kura Sushi USA, Inc., Class A	800	(9,568)
Marriott Vacations Worldwide Corp.	8,600	(477,988)
Penn National Gaming, Inc.	41,000	(518,650)
Playa Hotels & Resorts NV	6,300	(11,025)
Ruth’s Hospitality Group, Inc.	3,000	(20,040)
Stars Group, Inc. (The)	79,400	(1,621,348)
Twin River Worldwide Holdings, Inc.	5,400	(70,254)
Wyndham Worldwide Corp.	800	(17,360)

		(4,938,258)

Hardware — (0.1)%
Acacia Communications, Inc.	4,800	(322,464)
CommScope Holding Co., Inc.	8,500	(77,435)
Cubic Corp.	4,600	(190,026)
Dell Technologies, Inc., C Shares	90,270	(3,570,178)
Fitbit, Inc., Class A	2,800	(18,648)
GoPro, Inc., Class A	45,700	(119,734)
Hewlett Packard Enterprise Co.	500	(4,855)
HP, Inc.	1,300	(22,568)
Lumentum Holdings, Inc.	8,605	(634,188)
MicroVision, Inc.	14,300	(2,467)
PAR Technology Corp.	6,500	(83,590)
Plantronics, Inc.	800	(8,048)
Resonant, Inc.	2,300	(3,404)
Seagate Technology PLC	600	(29,280)
Stratasys Ltd.	29	(463)
Vicor Corp.	600	(26,724)
Vuzix Corp.	4,861	(5,979)
Western Digital Corp.	100	(4,162)
ZAGG, Inc.	10,700	(33,277)

		(5,157,490)

Health Care Facilities & Services — (0.4)%
Acadia Healthcare Co., Inc.	16,400	(300,940)
Addus HomeCare Corp.	1,300	(87,880)
AmerisourceBergen Corp. (c)	58,610	(5,186,985)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Anthem, Inc. (c)	18,640	$(4,232,026)
Brookdale Senior Living, Inc.	51,091	(159,404)
Caladrius Biosciences, Inc.	760	(1,368)
Capital Senior Living Corp.	5,500	(3,190)
Centene Corp.	5,398	(320,695)
Cigna corp.	36,673	(6,497,722)
CVS Health Corp.	600	(35,598)
DaVita, Inc. (c)	72,550	(5,518,153)
Elanco Animal Health, Inc.	6,500	0
Genesis Healthcare, Inc.	4,500	(3,792)
HealthEquity, Inc.	100	(5,059)
Interpace Biosciences, Inc.	1,060	(5,469)
LHC Group, Inc.	1,683	(235,957)
NeoGenomics, Inc.	17,200	(474,892)
Personalis, Inc.	300	(2,421)
PRA Health Sciences, Inc.	100	(8,304)
Progyny, Inc.	100	(2,119)
Social Reality, Inc.	200	0
Surgery Partners, Inc.	4,500	(29,385)
Syneos Health, Inc.	5,300	(208,926)
Teladoc Health, Inc.	1,200	(186,012)
Willdan Group, Inc.	500	(10,685)

		(23,516,982)

Home & Office Products — (0.1)%
American Woodmark Corp.	3,800	(173,166)
Beazer Homes USA, Inc.	11,000	(70,840)
Hooker Furniture Corp.	600	(9,366)
Hovnanian Enterprises, Class A	1,916	(15,788)
Lennar Corp., Class A	30,124	(1,150,737)
LGI Homes, Inc.	7,300	(329,595)
Newell Brands, Inc.	161,218	(2,140,975)
Nova Lifestyle, Inc.	100	(106)
Toll Brothers, Inc.	42,600	(820,050)

		(4,710,623)

Industrial Services — (0.0)%
Anixter International, Inc.	12,100	(1,063,227)
CAI International, Inc.	4,200	(59,388)
EVI Industries, Inc.	500	(7,890)
Team, Inc.	3,700	(24,050)
United Rentals, Inc.	6,500	(668,850)

		(1,823,405)

Institutional Financial Services — (0.0)%
GAIN Capital Holdings, Inc.	6,500	(36,270)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Goldman Sachs Group, Inc.	2,200	$(340,098)
Greenhill & Co., Inc.	6,700	(65,928)
Moelis & Co., Class A	100	(2,810)
Virtu Financial, Inc., Class A	43,100	(897,342)

		(1,342,448)

Insurance — (0.1)%
Ambac Financial Group, Inc.	8,100	(99,954)
American International Group, Inc.	42,200	(1,023,350)
Benefytt Technologies, Inc.	4,400	(98,516)
Chubb Ltd.	200	(22,338)
eHealth, Inc.	9,000	(1,267,380)
Erie Indemnity Co., Class A	1,800	(266,832)
HCI Group, Inc.	400	(16,100)
Kinsale Capital Group, Inc.	2,400	(250,872)
Manulife Financial Corp.	16,200	(203,148)
Marsh & McLennan Cos., Inc.	700	(60,522)
MetLife, Inc.	300	(9,171)
Palomar Holdings, Inc.	1,700	(98,872)
ProSight Global, Inc.	100	(975)
RenaissanceRe Holdings Ltd.	500	(74,660)
Sun Life Financial, Inc.	4,200	(134,778)
Voya Financial, Inc.	7,700	(312,235)
WR Berkley Corp.	50	(2,608)

		(3,942,311)

Iron & Steel — (0.0)%
Cleveland-Cliffs, Inc.	78,900	(311,655)
Warrior Met Coal, Inc.	18,400	(195,408)

		(507,063)

Leisure Products — (0.0)%
Camping World Holdings, Inc., Class A	11,300	(64,297)
Fox Factory Holding Corp.	3,400	(142,800)
Horizon Global Corp.	1,700	(3,179)
LCI Industries	4,100	(274,003)
Mattel, Inc.	124,800	(1,099,488)
Peloton Interactive, Inc., Class A	15,700	(416,835)
Thor Industries, Inc.	300	(12,654)
Winnebago Industries, Inc.	2,700	(75,087)

		(2,088,343)

Machinery — (0.0)%
Alamo Group, Inc.	1,700	(150,926)
Altra Industrial Motion Corp.	1,700	(29,733)
Astec Industries, Inc.	2,500	(87,425)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Caterpillar, Inc.	200	$(23,208)
CIRCOR International, Inc.	4,000	(46,520)
Enerpac Tool Group Corp.	3,200	(52,960)
Gates Industrial Corp. plc	100	(738)
GrafTech International Ltd.	500	(4,060)
Helios Technologies, Inc.	900	(34,128)
Ingersoll Rand, Inc.	952	(23,610)
John Bean Technologies Corp.	5,800	(430,766)
NN, Inc.	300	(519)

		(884,593)

Manufactured Goods — (0.0)%
Mueller Industries, Inc.	1,400	(33,516)
RBC Bearings, Inc.	1,500	(169,185)

		(202,701)

Media — (0.4)%
Alphabet, Inc., Class A	400	(464,780)
AMC Networks, Inc., Class A	14,600	(354,926)
Boston Omaha Corp., Class A	2,400	(43,464)
DHI Group, Inc.	2,200	(4,752)
Discovery, Inc., Class A	29,500	(573,480)
DISH Network Corp., Class A	7	(140)
Entercom Communications Corp., Class A	5,900	(10,089)
EW Scripps Co., Class A	3,836	(28,923)
Fox Corp., Class A	1,507	(35,610)
Gannett Co., Inc.	16,114	(23,849)
Global Eagle Entertainment, Inc.	3,600	(568)
Gray Television, Inc.	33,300	(357,642)
Groupon, Inc.	17,900	(17,546)
Houghton Mifflin Harcourt Co.	19,000	(35,720)
HyreCar, Inc.	2,300	(3,128)
Interpublic Group of Cos., Inc. (The)	100	(1,619)
Liberty Media Group, Class A	2,392	(61,761)
Live Ventures, Inc.	266	(1,362)
Lyft, Inc., Class A	76,823	(2,062,698)
Media General, Inc.	12,100	0
Meredith Corp.	700	(8,554)
Netflix, Inc.	24,600	(9,237,300)
News Corp., Class A	1,300	(11,667)
Nexstar Media Group, Inc., Class A	16,411	(947,407)
Quotient Technology, Inc.	9,200	(59,800)
Remark Holdings, Inc.	11,000	(4,321)
Snap, Inc.	400	(4,756)
SRAX, Inc.	100	(201)
TEGNA, Inc.	78,600	(853,596)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Uber Technologies, Inc.	352,600	$(9,844,592)
ViacomCBS, Inc., Class B	29	(406)

		(25,054,657)

Medical Equipment & Devices — (0.3)%
Abbott Laboratories (c)	97,600	(7,701,616)
Adaptive Biotechnologies Corp.	10,300	(286,134)
Agilent Technologies, Inc.	100	(7,162)
Apyx Medical Corp.	700	(2,513)
Avantor, Inc.	100	(1,249)
Avinger, Inc.	448	(186)
Axonics Modulation Technologies, Inc.	3,300	(83,853)
BioLife Solutions, Inc.	5,400	(51,300)
BioSig Technologies, Inc.	400	(1,676)
Ekso Bionics Holdings, Inc.	273	(772)
Endologix, Inc.	6,790	(4,691)
Exact Sciences Corp.	2	(116)
Illumina, Inc. (c)	24,480	(6,685,978)
Medtronic PLC	200	(18,036)
Microbot Medical, Inc.	2,200	(12,210)
Pacific Biosciences of California, Inc.	39,000	(119,340)
Penumbra, Inc.	5,900	(951,847)
Pulse Biosciences, Inc.	1,698	(12,158)
Rockwell Medical, Inc.	3,900	(7,995)
Second Sight Medical Products, Inc.	923	(918)
Senseonics Holdings, Inc.	36,100	(22,869)
Shockwave Medical, Inc.	11,400	(378,252)
Silk Road Medical, Inc.	6,600	(207,768)
T2 Biosystems, Inc.	400	(260)
Tandem Diabetes Care, Inc.	8,837	(568,661)
Venus Concept, Inc.	133	(472)
ViewRay, Inc.	200	(500)
Wright Medical Group NV	600	(17,190)

		(17,145,722)

Metals & Mining — (0.1)%
Barrick Gold Corp.	292,548	(5,359,479)
Century Aluminum Co.	22,000	(79,640)
Covia Holdings Corp.	3,300	(1,886)
Energy Fuels, Inc.	8,900	(10,502)
First Majestic Silver Corp.	53,500	(331,165)
Kirkland Lake Gold Ltd.	900	(26,640)
McEwen Mining, Inc.	81,600	(53,921)
North American Construction Group Ltd.	2,900	(14,732)
Northern Dynasty Minerals Ltd.	4,600	(1,771)
Novagold Resources, Inc.	94,800	(699,624)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Pan American Silver Corp.	75,500	$(1,081,915)
Seabridge Gold, Inc.	12,400	(115,940)
Turquoise Hill Resources Ltd.	90,200	(34,438)
Uranium Energy Corp.	47,900	(26,824)
Vista Gold Corp.	3,100	(1,446)

		(7,839,923)

Oil, Gas & Coal — (0.1)%
Antero Midstream Corp.	174,200	(365,820)
Arch Coal, Inc., Class A	4,700	(135,830)
Baytex Energy Corp.	6,300	(1,471)
Berry Petroleum Corp.	1,500	(3,615)
Bonanza Creek Energy, Inc.	7,400	(83,250)
Canadian Natural Resources Ltd.	200	(2,710)
Chesapeake Energy Corp.	484,403	(83,656)
Contango Oil & Gas Co.	1,100	(1,650)
Delek US Holdings, Inc.	26,739	(421,407)
Diamondback Energy, Inc.	56,900	(1,490,780)
Dril-Quip, Inc.	6,100	(186,050)
Earthstone Energy, Inc., Class A	4,300	(7,568)
Enbridge, Inc.	82,622	(2,403,474)
Equitrans Midstream Corp.	91,700	(461,251)
Era Group, Inc.	1,000	(5,330)
Extraction Oil & Gas, Inc.	25,800	(10,888)
Flotek Industries, Inc.	21,200	(18,868)
Frank’s International NV	25,000	(64,750)
FTS International, Inc.	14,600	(3,256)
Geospace Technologies Corp.	1,100	(7,040)
Gulfport Energy Corp.	57,400	(25,526)
Laredo Petroleum, Inc.	86,100	(32,701)
Liberty Oilfield Services, Inc., Class A	19,900	(53,531)
Marathon Petroleum Corp.	300	(7,086)
Montage Resources Corp.	3,766	(8,473)
Nabors Industries Ltd.	124,916	(48,730)
National Energy Services Reunited Corp.	200	(1,016)
NCS Multistage Holdings, Inc.	1,700	(1,088)
New Fortress Energy LLC	1,800	(17,622)
Noble Corp. PLC	4,700	(1,222)
Northern Oil and Gas, Inc.	122,000	(80,898)
Obsidian Energy Ltd.	700	(116)
Pembina Pipeline Corp.	800	(15,048)
Penn Virginia Corp.	2,600	(8,034)
ProPetro Holding Corp.	10,300	(25,750)
Ramaco Resources, Inc.	3,000	(7,170)
Ring Energy, Inc.	19,600	(12,911)
Smart Sand, Inc.	10,700	(11,128)
Solaris Oilfield Infrastructure, Inc., Class A	8,100	(42,525)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Southwestern Energy Co.	194,700	$(329,043)
Talos Energy, Inc.	100	(575)
Targa Resources Corp.	68,600	(474,026)
TETRA Technologies, Inc.	18,800	(6,016)
Tidewater, Inc.	3,500	(24,780)
US Silica Holdings, Inc.	8,200	(14,760)
VAALCO Energy, Inc.	200	(180)
World Fuel Services Corp.	13,500	(339,930)

		(7,348,549)

Passenger Transportation — (0.0)%
Spirit Airlines, Inc.	9,300	(119,877)

Real Estate — (0.3)%
Americold Realty Trust	72,000	(2,450,880)
Apple Hospitality REIT, Inc.	56,300	(516,271)
Boston Properties, Inc.	900	(83,007)
Braemar Hotels & Resorts, Inc.	4,522	(7,687)
Brixmor Property Group, Inc.	49,100	(466,450)
CBRE Group, Inc., Class A	1,300	(49,023)
Chatham Lodging Trust	8,600	(51,084)
Clipper Realty, Inc.	600	(3,108)
Colony Capital, Inc.	42,021	(73,537)
Cousins Properties, Inc.	29,798	(872,187)
Crown Castle International Corp.	1,100	(158,840)
CyrusOne, Inc.	1,000	(61,750)
DiamondRock Hospitality Co.	72,100	(366,268)
Digital Realty Trust, Inc.	906	(125,853)
Duke Realty Corp.	1,000	(32,380)
Essential Properties Realty Trust, Inc.	15,500	(202,430)
Five Point Holdings LLC, Class A	500	(2,535)
Franklin Street Properties Corp.	1,000	(5,730)
Front Yard Residential Corp.	6,500	(77,675)
Healthcare Realty Trust, Inc.	5,800	(161,994)
Healthcare Trust of America, Inc., Class A	7,900	(191,812)
Healthpeak Properties, Inc.	59,400	(1,416,690)
Hersha Hospitality Trust	3,100	(11,098)
Highwoods Properties, Inc.	100	(3,542)
Host Hotels & Resorts, Inc.	156,700	(1,729,968)
Howard Hughes Corp. (The)	1,100	(55,572)
Hudson Pacific Properties, Inc.	400	(10,144)
Invitation Homes, Inc.	3,300	(70,521)
iStar, Inc.	16,200	(171,882)
JBG SMITH Properties	7,400	(235,542)
Jernigan Capital, Inc.	8,300	(90,968)
Jones Lang LaSalle, Inc.	3,200	(323,136)
Kilroy Realty Corp.	9,000	(573,300)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Kimco Realty Corp.	83,600	$(808,412)
Kite Realty Group Trust	14,300	(135,421)
Life Storage, Inc.	200	(18,910)
Mack-Cali Realty Corp.	8,000	(121,840)
Medical Properties Trust, Inc.	200	(3,458)
National Storage Affiliates Trust	3,700	(109,520)
New Senior Investment Group, Inc.	15,001	(38,403)
NexPoint Residential Trust, Inc.	4,600	(115,966)
Office Properties Income Trust	10,873	(296,289)
Park Hotels & Resorts, Inc.	86,388	(683,329)
Pebblebrook Hotel Trust	37,200	(405,108)
Pennsylvania REIT	28,200	(25,707)
PotlatchDeltic Corp.	9,621	(302,003)
Prologis, Inc.	5,810	(466,950)
Regency Centers Corp.	5,300	(203,679)
RLJ Lodging Trust	19,300	(148,996)
Seritage Growth Properties	10,000	(91,100)
Service Properties Trust	14,600	(78,840)
STAG Industrial, Inc.	100	(2,252)
UDR, Inc.	100	(3,654)
VICI Properties, Inc.	700	(11,648)
Vornado Realty Trust	33,800	(1,223,898)
Washington Prime Group, Inc.	34,100	(27,454)
Washington Real Estate Investment Trust	2,900	(69,223)
Welltower, Inc.	49,000	(2,243,220)
Weyerhaeuser Co.	47,400	(803,430)
Wheeler Real Estate Investment Trust, Inc.	1,052	(1,052)
Whitestone REIT	1,800	(11,160)
Xenia Hotels & Resorts, Inc.	6,400	(65,920)

		(19,169,706)

Recreation Facilities & Services — (0.0)%
Drive Shack, Inc.	10,367	(15,758)

Renewable Energy — (0.0)%
Enphase Energy, Inc.	44,500	(1,436,905)
FuelCell Energy, Inc.	54,629	(82,490)
Green Plains, Inc.	12,600	(61,110)
Pacific Ethanol, Inc.	2,200	(572)

		(1,581,077)

Retail—Consumer Staples — (0.0)%
BJ’s Wholesale Club Holdings, Inc.	23,800	(606,186)
Five Below, Inc.	10,102	(710,979)
PriceSmart, Inc.	300	(15,765)
Rite Aid Corp.	88	(1,320)

		(1,334,250)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Retail—Discretionary — (0.2)%
Advance Auto Parts, Inc.	600	$(55,992)
Ascena Retail Group, Inc.	80	(111)
AutoNation, Inc.	5,600	(157,136)
Bed Bath & Beyond, Inc.	45,700	(192,397)
Big 5 Sporting Goods Corp.	4,117	(4,405)
BlueLinx Holdings, Inc.	2,500	(12,375)
Boot Barn Holdings, Inc.	700	(9,051)
Buckle, Inc.	16,700	(228,957)
Burlington Stores, Inc.	300	(47,538)
Carvana Co.	22,900	(1,261,561)
Cato Corp., Class A	4,800	(51,216)
Chewy, Inc., Class A	22,900	(858,521)
Chico’s FAS, Inc.	19,500	(25,155)
Designer Brands, Inc., Class A	23,000	(114,540)
Dillard’s, Inc., Class A	7,400	(273,430)
Express, Inc.	21,400	(31,886)
FirstCash, Inc.	28	(2,009)
Genesco, Inc.	4,200	(56,028)
GNC Holdings, Inc., Class A	10,690	(5,004)
Group 1 Automotive, Inc.	4,900	(216,874)
Guess?, Inc.	18,000	(121,860)
Hertz Global Holdings, Inc.	51,100	(315,798)
Hibbett Sports, Inc.	6,200	(67,797)
JC Penney Co., Inc.	115,500	(41,580)
L Brands, Inc.	99,500	(1,150,220)
Lithia Motors, Inc., Class A	4,700	(384,413)
Lovesac Co. (The)	2,800	(16,324)
MarineMax, Inc.	100	(1,042)
Michaels Cos., Inc. (The)	52,800	(85,536)
Monro, Inc.	600	(26,286)
Overstock.com, Inc.	14,500	(72,355)
PetIQ, Inc.	8,600	(199,778)
PetMed Express, Inc.	6,900	(198,582)
Sally Beauty Holdings, Inc.	42,000	(339,360)
Shoe Carnival, Inc.	700	(14,539)
Sonic Automotive, Inc., Class A	500	(6,640)
Stage Stores, Inc.	400	(146)
Tiffany & Co.	41,300	(5,348,350)
Urban Outfitters, Inc.	23,100	(328,944)
Wayfair, Inc., Class A	100	(5,344)

		(12,329,080)

Semiconductors — (0.2)%
Adesto Technologies Corp.	100	(1,119)
Broadcom, Inc.	4,138	(981,120)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Coherent, Inc.	4,200	$(446,922)
Cohu, Inc.	2,200	(27,236)
Cypress Semiconductor Corp.	112,535	(2,624,316)
Diodes, Inc.	2,100	(85,334)
II-VI, Inc.	32,700	(931,950)
KEMET Corp.	18,700	(451,792)
Marvell Technology Group Ltd.	238,670	(5,401,102)
Micron Technology, Inc.	4,000	(168,240)
MKS Instruments, Inc.	12,500	(1,018,125)
MoSys, Inc.	119	(109)
ON Semiconductor Corp.	100,300	(1,247,732)
Skyworks Solutions, Inc.	200	(17,876)
Universal Display Corp.	2,200	(289,916)
Vishay Intertechnology, Inc.	100	(1,441)

		(13,694,330)

Software — (0.4)%
Altair Engineering, Inc., Class A	1,400	(37,100)
Alteryx, Inc., Class A	13,400	(1,275,278)
ANSYS, Inc.	1,100	(255,717)
Appian Corp.	12,400	(498,852)
Avaya Holdings Corp.	34,300	(277,487)
Blackberry Ltd.	170,200	(702,926)
Change Healthcare, Inc.	400	(3,996)
Citrix Systems, Inc.	200	(28,310)
Cloudera, Inc.	106,171	(835,566)
Computer Programs & Systems, Inc.	600	(13,350)
Crowdstrike Holdings, Inc.	1,900	(105,792)
Datadog, Inc., Class A	2,900	(104,342)
Dynatrace, Inc.	22,600	(538,784)
Elastic NV	11,300	(630,653)
Envestnet, Inc.	8,900	(478,642)
Health Catalyst, Inc.	4,000	(104,600)
Microsoft Corp.	16,700	(2,633,757)
MongoDB, Inc.	17,600	(2,403,104)
MTBC, Inc.	700	(3,850)
Nuance Communications, Inc.	2,800	(46,984)
Pareteum Corp.	49,162	(20,255)
Pegasystems, Inc.	2,500	(178,075)
Phreesia, Inc.	400	(8,412)
Ping Identity Holding Corp.	6,900	(138,138)
PTC, Inc.	300	(18,363)
salesforce.com, Inc.	304	(43,770)
Slack Technologies, Inc., Class A	65,500	(1,758,020)
Splunk, Inc.	42,100	(5,314,283)
Tabula Rasa HealthCare, Inc.	8,000	(418,320)
Twilio, Inc., Class A	46,139	(4,128,979)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Upland Software, Inc.	3,800	$(101,916)
Veeva Systems, Inc., Class A	100	(15,637)
Verint Systems, Inc.	4,900	(210,700)
VirnetX Holding Corp.	17,900	(97,913)
Zoom Video Communications, Inc., Class A	2,400	(350,688)

		(23,782,559)

Specialty Finance — (0.1)%
Alliance Data Systems Corp.	17,071	(574,439)
Annaly Capital Management, Inc.	391,600	(1,985,412)
Apollo Commercial Real Estate Finance, Inc.	8,700	(64,554)
Arbor Realty Trust, Inc.	13,200	(64,680)
Arlington Asset Investment Corp., Class A	13,200	(28,908)
ARMOUR Residential REIT, Inc.	12,562	(110,671)
Capstead Mortgage Corp.	15,100	(63,420)
Cherry Hill Mortgage Investment Corp.	5,900	(36,580)
Colony Credit Real Estate, Inc.	4,600	(18,124)
Credit Acceptance Corp.	2,000	(511,380)
Dynex Capital, Inc.	6,934	(72,391)
Encore Capital Group, Inc.	4,900	(114,562)
Fidelity National Information Services, Inc.	5,452	(663,181)
Fiserv, Inc.	200	(18,998)
Global Payments, Inc.	11,200	(1,615,376)
Granite Point Mortgage Trust, Inc.	2,200	(11,154)
KKR Real Estate Finance Trust, Inc.	7,500	(112,575)
LendingClub Corp.	7,900	(62,015)
MoneyGram International, Inc.	10,300	(13,493)
Mr Cooper Group, Inc.	26,891	(197,111)
Ocwen Financial Corp.	4,300	(2,150)
Ready Capital Corp.	45	(325)
Santander Consumer USA Holdings, Inc.	19,000	(264,290)
SLM Corp.	24,800	(178,312)
Square, Inc., Class A	2,300	(120,474)
World Acceptance Corp.	400	(21,844)

		(6,926,419)

Technology Services — (0.0)%
Insight Enterprises, Inc.	10,200	(429,726)
International Business Machines Corp.	400	(44,372)
Leidos Holdings, Inc.	200	(18,330)
Parsons Corp.	8,500	(271,660)
StarTek, Inc.	1,000	(3,760)
Thomson Reuters Corp.	1,041	(70,642)

		(838,490)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Telecommunications — (0.0)%
Cincinnati Bell, Inc.	49	$(717)
Consolidated Communications Holdings, Inc.	25,876	(117,736)
Globalstar, Inc.	62,100	(18,295)
HC2 Holdings, Inc.	6,700	(10,385)
Shenandoah Telecommunications Co.	5,800	(285,650)
Sprint Corp.	172,900	(1,490,398)

		(1,923,181)

Transportation & Logistics — (0.0)%
Atlas Corp.	12,478	(95,956)
Canadian National Railway Co.	200	(15,526)
CryoPort, Inc.	3,600	(61,452)
Golar LNG Ltd.	19,500	(153,660)
Matson, Inc.	2,700	(82,674)
Navigator Holdings Ltd.	4,400	(19,624)
Saia, Inc.	700	(51,478)
Scorpio Bulkers, Inc.	3,200	(8,096)
Sino-Global Shipping America Ltd.	21	(7)
Teekay Corp.	17,700	(55,932)
Teekay Tankers Ltd., Class A	137	(3,047)
US Xpress Enterprises, Inc., Class A	1,400	(4,676)

		(552,128)

Transportation Equipment — (0.0)%
Meritor, Inc.	21,800	(288,850)
Navistar International Corp.	6,000	(98,940)
WABCO Holdings, Inc.	13,200	(1,782,660)
Wabtec Corp.	475	(22,862)

		(2,193,312)

Utilities — (0.1)%
Avista Corp.	1,900	(80,731)
CenterPoint Energy, Inc.	100	(1,545)
Dominion Resources, Inc.	4,000	(288,760)
Edison International	100	(5,479)
El Paso Electric Co.	1,200	(81,552)
Essential Utilities, Inc.	400	(16,280)
Fortis, Inc.	100	(3,855)
Genie Energy Ltd., Class B	2,900	(20,822)
New Jersey Resources Corp.	2,000	(67,940)
NextEra Energy, Inc.	100	(24,062)
Sempra Energy	500	(56,495)
SJW Group	1,800	(103,986)
South Jersey Industries, Inc.	16,900	(422,500)
Southern Co.	100	(5,414)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Spire, Inc.	1,300	$(96,824)
TerraForm Power, Inc., Class A	100	(1,577)
Vistra Energy Corp.	81,000	(1,292,760)

		(2,570,582)

Waste & Environmental Services & Equipment — (0.0)%
Advanced Disposal Services, Inc.	10,800	(354,240)
Aqua Metals, Inc.	13,700	(6,168)
Clean Harbors, Inc.	400	(20,536)
Energy Recovery, Inc.	4,000	(29,760)
Lightbridge Corp.	290	(565)
LiqTech International, Inc.	2,100	(9,009)
Stericycle, Inc.	11,000	(534,380)

		(954,658)

Total North America		(280,679,420)

Oceania — (0.0)%
Banking — (0.0)%
Westpac Banking Corp., ADR	7,000	(71,750)

Total Oceania		(71,750)

South America — (0.1)%
Aerospace & Defense — (0.0)%
Embraer SA, ADR	45,600	(337,440)

Asset Management — (0.0)%
XP, Inc., Class A	3,900	(75,231)

Banking — (0.0)%
Banco Bradesco SA, ADR	31	(126)
Banco Santander Brasil SA, ADR	32,100	(165,957)
Itau CorpBanca, ADR	200	(798)

		(166,881)

Chemicals — (0.0)%
Braskem SA, ADR	2,800	(18,592)

Consumer Services — (0.0)%
Afya Ltd., Class A	2,600	(49,556)

Engineering & Construction Services — (0.0)%
Corporacion America Airports SA	4,200	(7,770)

Forest & Paper Products — (0.0)%
Suzano de Papel e Celulose, ADR	5,200	(35,724)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Shares	Value
Media — (0.0)%
Liberty Latin America Ltd., Class C	20,100	$(206,226)

Metals & Mining — (0.0)%
Nexa Resources SA	3,100	(10,788)
Southern Copper Corp.	3,200	(90,112)

		(100,900)

Oil, Gas & Coal — (0.0)%
Petroleo Brasileiro SA, ADR	33,600	(184,800)

Retail—Consumer Staples — (0.0)%
IRSA Inversiones y Representaciones SA, ADR	100	(348)

Specialty Finance — (0.1)%
Pagseguro Digital Ltd., Class A	64,600	(1,248,718)
StoneCo Ltd., A Shares	64,200	(1,397,634)

		(2,646,352)

Technology Services — (0.0)%
Globant SA	1,700	(149,396)

Utilities — (0.0)%
Central Puerto SA, ADR	5,100	(11,475)
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	25,400	(187,452)
Cia Paranaense de Energia, ADR	1,500	(15,615)
Pampa Energia SA, ADR	18,200	(205,660)

		(420,202)

Total South America		(4,399,418)

TOTAL COMMON STOCK (PROCEEDS $396,629,938)		(318,060,450)

EXCHANGE-TRADED FUNDS — (0.2)%
Invesco QQQ Trust Series 1	200	(38,080)
iShares MSCI China ETF (c)	87,286	(4,997,123)
KraneShares CSI China Internet ETF (c)	155,775	(7,051,934)
SPDR S&P 500 ETF Trust	600	(154,650)
VanEck Vectors Semiconductor ETF (c)	4,083	(478,283)

TOTAL EXCHANGE-TRADED FUNDS (PROCEEDS $12,448,461)		(12,720,070)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Security Description	Principal Amount	Value

MORTGAGE-BACKED SECURITIES — (0.4)%
North America — (0.4)%
Collateralized Mortgage Obligation (Residential) — (0.4)%
Federal National Mortgage Association, 3.50%, 04/01/50 (c)	$5,700,000	$(6,023,760)
Federal National Mortgage Association, 4.00%, 04/01/50 (c)	22,500,000	(23,973,750)

		(29,997,510)

TOTAL MORTGAGE-BACKED SECURITIES (PROCEEDS $29,893,359)		(29,997,510)

Security Description	Shares	Value

RIGHTS — (0.0)%
North America — (0.0)%
Pharmaceuticals — (0.0)%
Flex Pharma, Inc.	1,000	0

		0

WARRANTS — (0.0)%
Galectin Therapeutics, Inc. (d)	1,340	$0

TOTAL SECURITIES SOLD SHORT — (5.5)% (PROCEEDS $438,971,758)		$(360,778,030)

Footnote Legend:

(a)	Non-income producing.
(b)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts and/or securities sold short.
(c)	Security is held by a consolidated wholly-owned subsidiary of Blackstone Alternative Multi-Strategy Fund.
(d)	Security considered illiquid.
(e)

Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Security may only be offered or sold outside of the Unites States unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.

(f)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. Security may only be sold to qualified institutional buyers unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.

(g)

Variable/Floating interest rate security. Certain variable/floating interest rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and spread in their description above. Rate presented is as of March 31, 2020.

(h)	All or a portion of this security is pledged as collateral in connection with reverse repurchase agreements.
(i)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest.
(k)	Represents a step-up bond. Coupon rate increases in increments to maturity. Rate presented is as of March 31, 2020. Maturity date presented is the ultimate maturity.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

(l)

Security is restricted per Rule 12-12.8 of Regulation S-X. First acquisition dates of Glenview Capital Partners (Cayman), Ltd., GCM Equity Partners LP, GCM Equity Master Fund LP, EJF Debt Opportunities Offshore Fund, Ltd., Aeolus Property Catastrophe Keystone PF Fund LP, PIMCO ILS Fund SP II and Renaissance Institutional Diversified Alpha Fund International L.P. are 6/1/2016, 11/9/2015, 6/1/2018, 9/4/2018, 1/2/2019, 12/30/2019 and 11/27/2019.

(m)	Assets, other than investments in securities, less liabilities other than securities sold short.
(o)	Security is valued using significant unobservable inputs.
(p)	All or a portion of the security represents an unsettled loan commitment at March 31, 2020 where the rate will be determined at time of settlement.
(r)	Rate disclosed, the 7 day net yield, is as of March 31, 2020.
(t)	When issued or delayed delivery security included.
(u)	Non-interest bearing bond.
(v)

Security is an Interest Only (IO) bond, which represents the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Options Written Contracts Outstanding at March 31, 2020

	Strike	Expiration Date	Contracts	Notional Amount	Premium Received	Market Value	Unrealized Appreciation (Depreciation)

Exchange-Traded Put Options Written
S&P 500 Index	2,690.00 USD	05/01/20	276	(71,334,684)	$(3,766,478)	$(5,333,700)	$(1,567,222)
S&P 500 Index	2,300.00 USD	06/19/20	305	(78,829,995)	(5,126,062)	(3,376,350)	1,749,712
S&P 500 Index	2,200.00 USD	07/17/20	326	(84,257,634)	(6,572,689)	(3,471,900)	3,100,789

					$(15,465,229)	$(12,181,950)	$3,283,279

Total Options Written Outstanding					$(15,465,229)	$(12,181,950)	$3,283,279

Reverse Repurchase Agreements Outstanding at March 31, 2020

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Barclays Bank plc	1.40%	03/19/20	04/03/20	$1,001,875	$1,002,343
Barclays Bank plc	2.00%	03/19/20	04/20/20	5,200,000	5,203,467
Barclays Bank plc	2.25%	03/16/20	04/20/20	5,102,680	5,107,464
Barclays Bank plc	2.25%	03/16/20	04/20/20	5,343,307	5,348,316
Barclays Bank plc	2.25%	03/19/20	04/03/20	3,350,000	3,352,513
Barclays Bank plc	2.50%	03/19/20	04/20/20	5,712,500	5,715,674
Barclays Bank plc	2.50%	03/19/20	04/03/20	2,164,000	2,165,803
Barclays Bank plc	2.50%	03/19/20	04/20/20	272,938	273,090
Barclays Bank plc	2.50%	03/19/20	04/03/20	2,112,500	2,114,260
Barclays Bank plc	2.50%	03/19/20	04/20/20	1,788,750	1,789,744
Barclays Bank plc	2.50%	03/19/20	04/20/20	7,477,125	7,481,280
Barclays Bank plc	2.50%	03/19/20	04/20/20	731,500	731,906

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
BNP Paribas S.A.	0.44%	03/12/20	04/14/20	$50,082,646	$50,093,775
BNP Paribas Securities Corp.	1.75%	03/06/20	04/06/20	3,686,000	3,690,659
BNP Paribas Securities Corp.	1.75%	03/06/20	04/06/20	3,670,000	3,674,638
BNP Paribas Securities Corp.	1.75%	03/06/20	04/06/20	3,103,000	3,106,922
BNP Paribas Securities Corp.	1.85%	03/06/20	04/06/20	14,059,000	14,077,784
BNP Paribas Securities Corp.	1.85%	03/06/20	04/06/20	8,336,000	8,347,138
BNP Paribas Securities Corp.	1.85%	03/06/20	04/06/20	7,453,000	7,462,958
BNP Paribas Securities Corp.	1.85%	03/06/20	04/06/20	6,251,000	6,259,352
BNP Paribas Securities Corp.	1.85%	03/06/20	04/06/20	11,945,000	11,960,960
BNP Paribas Securities Corp.	1.85%	03/06/20	04/06/20	2,304,000	2,307,078
BNP Paribas Securities Corp.	2.00%	03/06/20	04/06/20	7,210,000	7,220,414
BNP Paribas Securities Corp.	2.00%	03/06/20	04/06/20	6,619,000	6,628,561
BNP Paribas Securities Corp.	2.00%	03/06/20	04/06/20	7,161,000	7,171,344
BNP Paribas Securities Corp.	2.00%	03/06/20	04/06/20	9,928,000	9,942,340
BNP Paribas Securities Corp.	2.00%	03/06/20	04/06/20	322,000	322,465
BNP Paribas Securities Corp.	2.05%	03/16/20	04/14/20	1,180,000	1,181,075
BNP Paribas Securities Corp.	2.12%	03/20/20	04/20/20	1,430,000	1,431,009
Citigroup Global Markets, Inc.	0.35%	03/12/20	04/14/20	25,537,296	25,532,611
Citigroup Global Markets, Inc.	0.35%	03/12/20	04/14/20	22,249,236	22,245,154
Citigroup Global Markets, Inc.	0.35%	03/12/20	04/14/20	13,153,627	13,151,214
Citigroup Global Markets, Inc.	0.46%	03/03/20	04/06/20	29,882,437	29,872,104
Goldman Sachs Bank USA	1.71%	03/10/20	06/11/20	1,923,000	1,923,000
Goldman Sachs Bank USA	1.71%	03/10/20	06/11/20	20,191,000	20,191,000
Goldman Sachs Bank USA	1.71%	03/10/20	06/11/20	6,896,000	6,896,000
Goldman Sachs Bank USA	1.71%	03/10/20	06/11/20	17,049,000	17,049,000
Goldman Sachs Bank USA	1.71%	03/10/20	06/11/20	1,109,000	1,109,000
Goldman Sachs Bank USA	1.71%	03/10/20	06/11/20	1,935,000	1,935,000
Goldman Sachs Bank USA	1.71%	03/10/20	06/11/20	4,571,000	4,571,000
Goldman Sachs Bank USA	1.71%	03/10/20	06/11/20	8,680,000	8,680,000
Goldman Sachs Bank USA	1.71%	03/10/20	06/11/20	13,244,000	13,244,000
Goldman Sachs Bank USA	1.81%	03/10/20	06/11/20	7,414,000	7,414,000
Goldman Sachs Bank USA	1.81%	03/09/20	06/08/20	1,095,000	1,095,000
Goldman Sachs Bank USA	1.81%	03/09/20	06/08/20	9,525,000	9,525,000
Goldman Sachs Bank USA	1.86%	03/09/20	06/08/20	10,092,000	10,092,000
Goldman Sachs Bank USA	1.86%	03/09/20	06/08/20	1,076,000	1,076,000
Goldman Sachs Bank USA	1.86%	03/09/20	06/08/20	9,590,000	9,590,000
Goldman Sachs Bank USA	1.86%	03/09/20	06/08/20	6,481,000	6,481,000
Goldman Sachs Bank USA	1.91%	03/09/20	06/08/20	1,375,000	1,375,000
Goldman Sachs Bank USA	1.91%	03/09/20	06/08/20	716,000	716,000
Goldman Sachs Bank USA	1.91%	03/09/20	06/08/20	1,236,000	1,236,000
Goldman Sachs Bank USA	1.91%	03/09/20	06/08/20	736,000	736,000
Goldman Sachs Bank USA	1.96%	03/09/20	06/08/20	731,000	731,000
Goldman Sachs Bank USA	1.96%	03/09/20	06/08/20	1,034,000	1,034,000
Goldman Sachs Bank USA	1.96%	03/09/20	06/08/20	767,000	767,000

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Goldman Sachs Bank USA	2.48%	02/27/20	05/22/20	$6,154,000	$6,154,000
Goldman Sachs Bank USA	2.48%	03/20/20	05/22/20	12,528,000	12,528,000
Goldman Sachs Bank USA	2.58%	02/24/20	05/22/20	3,371,000	3,371,000
Goldman Sachs International	0.38%	02/03/20	05/05/20	35,738,418	35,717,376
Goldman Sachs International	0.42%	02/03/20	05/05/20	36,055,562	36,032,099
Goldman Sachs International	0.87%	02/03/20	05/04/20	34,930,714	34,979,035
HSBC Bank PLC	0.66%	10/31/19	06/03/20	27,520,114	27,586,584
HSBC Bank PLC	3.49%	02/18/20	05/19/20	5,928,572	5,952,731
HSBC Bank PLC	3.49%	02/18/20	11/19/20	5,928,572	5,952,731
HSBC Bank PLC	3.49%	02/18/20	05/19/21	5,928,571	5,952,730
HSBC Bank PLC	3.49%	02/18/20	11/19/21	5,928,571	5,952,730
HSBC Bank PLC	3.49%	02/18/20	05/19/22	5,928,571	5,952,730
HSBC Bank PLC	3.49%	02/18/20	11/21/22	5,928,571	5,952,730
HSBC Bank PLC	3.49%	02/18/20	05/18/23	5,928,571	5,952,730
JPMorgan Chase Bank, N.A.	1.20%	03/04/20	04/06/20	1,558,434	1,559,837
JPMorgan Chase Bank, N.A.	1.25%	03/04/20	04/06/20	20,753,811	20,773,268
JPMorgan Chase Bank, N.A.	1.30%	03/04/20	04/06/20	14,639,050	14,653,323
JPMorgan Chase Bank, N.A.	1.35%	03/04/20	04/06/20	4,590,006	4,594,653
JPMorgan Chase Bank, N.A.	1.40%	03/04/20	04/06/20	9,254,573	9,264,290
JPMorgan Chase Bank, N.A.	1.50%	03/04/20	04/06/20	8,482,889	8,492,432
JPMorgan Chase Bank, N.A.	1.55%	03/04/20	04/06/20	24,335,208	24,363,498
JPMorgan Chase Bank, N.A.	1.60%	03/04/20	04/06/20	9,791,775	9,803,525
JPMorgan Chase Bank, N.A.	1.60%	03/04/20	04/06/20	14,008,340	14,025,150
JPMorgan Chase Bank, N.A.	1.60%	03/04/20	04/06/20	8,913,667	8,923,967
JPMorgan Chase Bank, N.A.	2.15%	03/13/20	04/06/20	6,448,708	6,454,870
JPMorgan Chase Bank, N.A.	2.17%	03/06/20	04/03/20	3,775,000	3,780,905
JPMorgan Chase Bank, N.A.	2.22%	03/30/20	04/03/20	2,171,230	2,171,230
JPMorgan Chase Bank, N.A.	2.60%	03/25/20	04/22/20	9,853,261	9,856,819
JPMorgan Chase Bank, N.A.	2.60%	03/25/20	04/22/20	10,668,920	10,672,773
JPMorgan Chase Bank, N.A.	2.60%	03/25/20	04/22/20	11,451,971	11,456,106
JPMorgan Chase Bank, N.A.	2.75%	03/25/20	04/22/20	4,231,615	4,233,231
JPMorgan Chase Bank, N.A.	2.75%	03/25/20	04/22/20	4,593,267	4,595,021
JPMorgan Chase Bank, N.A.	2.75%	03/25/20	04/22/20	6,000,435	6,002,727
JPMorgan Chase Bank, N.A.	2.75%	03/26/20	04/22/20	952,200	952,564
JPMorgan Chase Bank, N.A.	2.75%	03/25/20	04/22/20	2,275,652	2,276,521
JPMorgan Chase Bank, N.A.	2.75%	03/25/20	04/22/20	7,373,430	7,376,246
JPMorgan Chase Bank, N.A.	2.75%	03/25/20	04/22/20	2,065,630	2,066,419
JPMorgan Chase Bank, N.A.	2.75%	03/25/20	04/22/20	50,772,491	50,791,883
JPMorgan Chase Bank, N.A.	2.75%	03/26/20	04/22/20	2,006,374	2,007,140
JPMorgan Chase Bank, N.A.	2.75%	03/26/20	04/22/20	7,858,726	7,861,728
JPMorgan Chase Bank, N.A.	4.00%	03/27/20	04/24/20	4,336,000	4,338,409
JPMorgan Chase Bank, N.A.	4.00%	03/27/20	04/24/20	2,911,000	2,912,617
JPMorgan Chase Bank, N.A.	4.00%	03/27/20	04/24/20	7,779,000	7,783,322
JPMorgan Chase Bank, N.A.	4.00%	03/27/20	04/24/20	2,682,000	2,683,490

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
JPMorgan Chase Bank, N.A.	4.50%	03/20/20	06/17/20	$2,057,000	$2,060,086
JPMorgan Chase Bank, N.A.	4.50%	03/20/20	06/17/20	1,442,000	1,444,163
JPMorgan Chase Bank, N.A.	4.50%	03/20/20	06/17/20	3,329,000	3,333,994
JPMorgan Chase Bank, N.A.	4.50%	03/20/20	06/17/20	3,853,000	3,858,780
JPMorgan Chase Bank, N.A.	4.50%	03/20/20	06/17/20	1,538,000	1,540,307
JPMorgan Chase Bank, N.A.	4.50%	03/20/20	06/17/20	6,277,000	6,286,416
JPMorgan Chase Bank, N.A.	4.50%	03/20/20	06/17/20	5,040,000	5,047,560
JPMorgan Chase Bank, N.A.	4.50%	03/20/20	06/17/20	3,196,000	3,200,794
JPMorgan Chase Bank, N.A.	4.50%	03/20/20	06/17/20	3,669,000	3,674,504
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.69%	03/31/20	06/29/20	1,588,000	1,588,000
RBC (Barbados) Trading Bank Corporation	1.95%	03/19/20	04/20/20	9,396,000	9,402,616
RBC (Barbados) Trading Bank Corporation	2.22%	03/06/20	04/03/20	852,000	853,364
RBC (Barbados) Trading Bank Corporation	2.27%	03/06/20	04/03/20	1,432,000	1,434,344
RBC (Barbados) Trading Bank Corporation	2.27%	03/06/20	04/03/20	436,000	436,714
RBC (Barbados) Trading Bank Corporation	2.27%	03/06/20	04/03/20	4,833,000	4,840,910
RBC (Barbados) Trading Bank Corporation	2.27%	03/06/20	04/03/20	2,448,000	2,452,007
RBC (Barbados) Trading Bank Corporation	2.27%	03/06/20	04/03/20	1,784,000	1,786,920
RBC (Barbados) Trading Bank Corporation	2.56%	03/04/20	04/03/20	2,007,000	2,010,990
RBC (Barbados) Trading Bank Corporation	4.05%	03/19/20	06/19/20	1,248,000	1,249,826
Royal Bank of Canada	1.77%	01/09/20	04/14/20	9,550,625	9,587,252
Royal Bank of Canada	1.77%	01/09/20	04/14/20	35,705,625	35,842,556
Royal Bank of Canada	1.77%	01/09/20	04/14/20	18,225,000	18,294,893
Royal Bank of Canada	1.77%	01/09/20	04/14/20	19,383,000	19,457,334
Royal Bank of Canada	1.77%	01/09/20	04/14/20	13,715,000	13,767,597
Royal Bank of Canada	1.77%	01/09/20	04/14/20	30,150,000	30,265,625
Royal Bank of Canada	1.77%	01/09/20	04/14/20	10,480,625	10,520,818
Royal Bank of Canada	1.77%	02/20/20	05/21/20	23,517,500	23,563,751
Royal Bank of Canada	2.15%	03/04/20	06/04/20	5,953,000	5,962,972
Royal Bank of Canada	2.15%	03/04/20	06/04/20	6,559,000	6,569,987
Royal Bank of Canada	2.20%	03/04/20	06/04/20	2,878,000	2,882,933
Royal Bank of Canada	2.40%	03/04/20	06/04/20	6,378,000	6,389,924
Royal Bank of Canada	2.40%	03/04/20	06/04/20	1,109,000	1,111,073
Royal Bank of Canada	2.40%	03/04/20	06/04/20	1,952,000	1,955,649
Royal Bank of Canada	2.40%	03/04/20	06/04/20	6,202,000	6,213,595

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Counterparty	Interest Rate	Trade Date	Maturity Date		Face Value		Face Value Including Accrued Interest
Royal Bank of Canada	3.01%	01/03/20	04/03/20		$7,411,000		$7,466,119
Royal Bank of Canada	3.06%	01/03/20	04/03/20		2,735,000		2,755,679
Royal Bank of Canada	3.16%	01/03/20	04/03/20		4,519,000		4,554,286
Royal Bank of Canada	4.05%	03/19/20	06/19/20		5,572,000		5,580,153
Royal Bank of Canada	4.05%	03/19/20	06/19/20		3,642,000		3,647,329
Royal Bank of Canada	4.05%	03/19/20	06/19/20		6,886,000		6,896,076
Royal Bank of Canada	4.05%	03/19/20	06/19/20		4,611,000		4,617,747
Royal Bank of Canada	4.05%	03/19/20	06/19/20		1,516,000		1,518,218
Royal Bank of Canada	4.05%	03/19/20	06/19/20		1,427,000		1,429,088
Royal Bank of Canada	4.05%	03/19/20	06/19/20		6,349,000		6,358,290
Royal Bank of Canada	4.05%	03/19/20	06/19/20		3,531,000		3,536,167

Total Reverse Repurchase Agreements Outstanding				$1,164,000,262		$1,165,443,991

Futures Contracts Outstanding at March 31, 2020

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciaton (Depreciation)

Long Futures
90 Day Eurodollar	1	CME	248,328 USD	03/13/23	$422
90 Day Eurodollar	8	CME	1,985,921 USD	06/19/23	3,479
90 Day Eurodollar	14	CME	3,474,862 USD	09/18/23	5,538
90 Day Eurodollar	4	CME	992,555 USD	12/18/23	1,395
90 Day Eurodollar	5	CME	1,240,076 USD	03/18/24	1,987
90 Day Eurodollar	1	CME	247,819 USD	09/16/24	381
90 Day Eurodollar	4	CME	990,860 USD	12/16/24	1,539
Aluminum	102	LME	4,457,354 USD	06/17/20	(574,979)
Amsterdam Index	23	Euronext	1,874,786 EUR	04/17/20	381,098
Australian 10-Year Bond	226	SFE	33,471,497 AUD	06/15/20	348,477
Australian dollar Currency	36	CME	2,155,946 USD	06/15/20	55,534
Brent Crude	81	ICE	2,551,781 USD	04/30/20	(417,431)
British Pound Currency	155	CME	12,020,455 USD	06/15/20	46,295
CAC40 Index	3	Euronext	111,355 EUR	04/17/20	22,604
Canadian 10-Year Bond	215	CDE	30,433,893 CAD	06/19/20	853,554
Copper	23	COMEX	1,468,032 USD	05/27/20	(186,932)
Crude Palm Oil	62	MYX	3,445,374 MYR	06/15/20	64,288
DAX Index	7	Eurex	1,463,100 EUR	06/19/20	298,569
E-mini Russell 2000	134	CME	7,404,191 USD	06/19/20	284,729
Euro FX Currency	157	CME	21,264,304 USD	06/15/20	420,340
Euro Stoxx 50	26	Eurex	601,680 EUR	06/19/20	124,120
Euro-Bund	302	Eurex	52,728,118 EUR	06/08/20	(694,935)
FTSE 100 Index	26	ICE	1,299,888 GBP	06/19/20	205,371
FTSE/MIB Index	20	IDEM	1,495,899 EUR	06/19/20	216,721

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciaton (Depreciation)
Gasoline RBOB	32	NYMEX	1,145,840 USD	04/30/20	$(349,251)
Gold 100 Oz	40	COMEX	6,615,823 USD	06/26/20	(229,423)
Hang Seng China Enterprises Index	44	HKFE	20,892,204 HKD	04/28/20	39,031
KOSPI 200 Index	41	KRX FM	2,702,832,750 KRW	06/11/20	(233,156)
Long Gilt	106	ICE	14,254,954 GBP	06/26/20	225,051
MSCI Singapore Index	74	SGX	2,078,757 SGD	04/29/20	2,535
MSCI Taiwan Index	91	SGX	3,387,911 USD	04/29/20	(11,811)
Natural Gas	85	NYMEX	1,440,702 USD	04/28/20	(46,702)
New Zealand Dollar Currency	257	CME	15,106,646 USD	06/15/20	182,284
Nickel	66	LME	5,196,317 USD	06/15/20	(650,435)
NY Harbor ULSD	54	NYMEX	2,609,782 USD	04/30/20	(338,380)
OMXS30 Index	112	Nasdaq OMX	14,878,637 SEK	04/17/20	171,580
S&P/TSX 60 Index	30	CDE	4,405,711 CAD	06/18/20	340,715
Silver	16	COMEX	1,447,229 USD	05/27/20	(314,749)
SPI 200	59	SFE	7,502,589 AUD	06/18/20	20,413
Swiss Franc Currency	29	CME	3,709,126 USD	06/15/20	67,036
Swiss Market Index	71	Eurex	5,840,621 CHF	06/19/20	655,614
TOPIX Index	161	OSE	2,162,598,690 JPY	06/11/20	894,967
U.S. Treasury 10-Year Note	84	CBOT	11,540,630 USD	06/19/20	109,120
U.S. Treasury 5-Year Note	1,210	CBOT	151,670,182 USD	06/30/20	14,662
WTI Crude	92	NYMEX	2,976,542 USD	04/21/20	(1,092,382)
WTI Crude	12	NYMEX	636,066 USD	05/19/20	(341,946)
WTI Crude	6	NYMEX	304,733 USD	11/20/20	(103,253)
WTI Crude	135	NYMEX	6,867,355 USD	11/19/21	(1,753,555)
Zinc	65	LME	3,575,247 USD	06/15/20	(480,028)

					$(1,759,899)

Short Futures
90 Day Eurodollar	36	CME	8,944,406 USD	06/15/20	$(8,344)
90 Day Eurodollar	28	CME	6,973,977 USD	09/14/20	(1,173)
90 Day Eurodollar	37	CME	9,192,103 USD	12/14/20	(26,447)
90 Day Eurodollar	17	CME	4,231,505 USD	03/15/21	(6,382)
90 Day Eurodollar	18	CME	4,476,490 USD	06/14/21	(10,460)
90 Day Eurodollar	12	CME	2,986,619 USD	09/13/21	(4,232)
90 Day Eurodollar	10	CME	2,487,599 USD	12/13/21	(4,276)
90 Day Eurodollar	8	CME	1,988,367 USD	03/14/22	(4,734)
90 Day Eurodollar	12	CME	2,981,200 USD	06/13/22	(7,250)
90 Day Eurodollar	6	CME	1,489,372 USD	09/19/22	(4,328)
90 Day Eurodollar	2	CME	495,770 USD	12/19/22	(1,880)
Aluminum	71	LME	2,873,955 USD	06/17/20	171,518
Canadian Dollar Currency	39	CME	2,800,427 USD	06/16/20	29,672
Gasoline RBOB	8	NYMEX	574,537 USD	05/29/20	353,113
Gasoline RBOB	4	NYMEX	248,629 USD	11/30/20	117,101

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Description	Contracts	Exchange	Notional Amount	Expiration Date	Value/ Unrealized Appreciaton (Depreciation)
Japanese Yen Currency	65	CME	7,463,444 USD	06/15/20	$(108,650)
Long Gilt	1	ICE	136,859 GBP	06/26/20	831
MSCI Emerging Market	46	ICE	1,850,022 USD	06/19/20	(88,648)
Nickel	49	LME	3,381,252 USD	06/15/20	6,279
NY Harbor ULSD	4	NYMEX	307,429 USD	05/29/20	136,472
NY Harbor ULSD	2	NYMEX	157,914 USD	11/30/20	59,391
S&P 500 E-mini	2,035	CME	252,348,272 USD	06/19/20	(9,118,570)
Zinc	50	LME	2,376,310 USD	06/15/20	(4,628)

					$(8,525,625)

Total Futures Contracts Outstanding					$(10,285,524)

Forward Foreign Currency Exchange Contracts Outstanding at March 31, 2020

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	59,338	USD	40,847	Morgan Stanley & Co. LLC	06/17/20	$1,348
CHF	25,000	USD	26,748	State Street Bank and Trust Company	06/15/20	(676)
CHF	9,038,314	USD	9,526,556	Morgan Stanley & Co. LLC	06/17/20	(102,024)
CNH	142,100,000	USD	20,300,000	Citibank N.A.	02/03/21	(381,805)
DKK	72,116,941	USD	10,405,929	Morgan Stanley & Co. LLC	06/17/20	277,690
EUR	5,115,973	HUF	1,745,467,727	Bank of America, N.A.	06/17/20	309,566
EUR	4,800,000	USD	5,421,744	Morgan Stanley & Co. LLC	04/20/20	(124,365)
EUR	33,100,000	USD	36,484,414	State Street Bank and Trust Company	06/15/20	119,995
EUR	7,689,134	USD	8,631,639	Morgan Stanley & Co. LLC	06/17/20	(126,656)
EUR	424,920	USD	468,544	JPMorgan Chase Bank, N.A.	06/17/20	1,398
GBP	34,700,000	USD	41,660,320	State Street Bank and Trust Company	06/15/20	1,489,253
HKD	65,500,000	USD	8,438,105	State Street Bank and Trust Company	06/15/20	9,596
HUF	738,009,432	EUR	2,184,365	Morgan Stanley Capital Services, Inc.	06/17/20	(154,397)
HUF	1,007,458,295	EUR	2,982,764	JPMorgan Chase Bank, N.A.	06/17/20	(211,744)
IDR	282,247,614,350	USD	17,803,202	Deutsche Bank AG	06/17/20	(695,730)
IDR	188,800,494,925	USD	12,735,278	Bank of America, N.A.	06/17/20	(1,291,783)
INR	1,507,612,500	USD	20,250,000	JPMorgan Chase Bank, N.A.	01/04/21	(892,785)
INR	1,686,598,200	USD	22,679,085	JPMorgan Chase Bank, N.A.	01/06/21	(1,028,262)
JPY	2,000,000,000	USD	17,957,582	State Street Bank and Trust Company	05/26/20	691,388
JPY	1,221,000,000	USD	11,684,099	State Street Bank and Trust Company	06/15/20	(289,698)
MXN	42,961,207	USD	2,196,605	Barclays Bank plc	06/17/20	(404,905)
NOK	52,266,666	USD	5,299,969	State Street Bank and Trust Company	06/15/20	(269,827)
NZD	8,800,000	USD	5,249,068	State Street Bank and Trust Company	06/15/20	(1,798)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	1,151,972,353	USD	15,536,426	JPMorgan Chase Bank, N.A.	06/17/20	$(951,913)
RUB	516,420,000	USD	6,477,110	HSBC Bank plc	06/17/20	61,010
SEK	11,900,000	USD	1,253,520	State Street Bank and Trust Company	06/15/20	(48,227)
SGD	4,600,000	USD	3,216,719	State Street Bank and Trust Company	06/15/20	23,991
TRY	1,068,000	USD	168,202	State Street Bank and Trust Company	06/15/20	(10,096)
ZAR	128,830,094	USD	7,956,404	HSBC Bank plc	06/17/20	(823,389)
ZAR	229,776,850	USD	13,570,240	JPMorgan Chase Bank, N.A.	06/17/20	(848,045)
USD	1,364,454	AUD	2,100,000	State Street Bank and Trust Company	06/15/20	72,627
USD	41,096	CAD	59,338	Morgan Stanley & Co. LLC	06/17/20	(1,099)
USD	22,431,660	CHF	21,839,068	Morgan Stanley & Co. LLC	06/17/20	(340,617)
USD	10,761,145	DKK	72,116,941	Morgan Stanley & Co. LLC	06/17/20	77,525
USD	5,563,920	EUR	4,800,000	Morgan Stanley & Co. LLC	04/20/20	266,541
USD	7,739,380	EUR	6,912,000	Citibank N.A.	04/14/20	113,044
USD	99,852,228	EUR	88,250,000	State Street Bank and Trust Company	06/15/20	2,258,898
USD	4,933,464	EUR	4,403,385	State Street Bank and Trust Company	06/17/20	62,862
USD	2,414,373	EUR	2,161,000	Deutsche Bank AG	06/17/20	24,406
USD	8,149,498	EUR	7,623,911	Morgan Stanley & Co. LLC	06/17/20	(283,341)
USD	3,592,006	EUR	3,124,000	Citibank N.A.	06/23/20	135,781
USD	11,111,006	GBP	8,579,000	Citibank N.A.	05/22/20	444,583
USD	2,837,026	GBP	2,145,000	Citibank N.A.	06/15/20	169,236
USD	52,169,419	GBP	40,453,954	State Street Bank and Trust Company	06/15/20	1,864,784
USD	2,179,843	GBP	1,765,000	State Street Bank and Trust Company	06/16/20	(15,359)
USD	203,381	GBP	157,000	Citibank N.A.	08/28/20	8,026
USD	5,945,465	HKD	46,199,000	State Street Bank and Trust Company	06/15/20	(12,937)
USD	36,042,897	IDR	516,669,881,796	Bank of America, N.A.	06/17/20	4,726,724
USD	22,680,000	INR	1,686,598,200	JPMorgan Chase Bank, N.A.	01/06/21	1,029,177
USD	89,002,881	JPY	9,700,000,000	State Street Bank and Trust Company	04/13/20	(1,250,294)
USD	52,592,581	JPY	5,700,000,000	State Street Bank and Trust Company	05/07/20	(510,848)
USD	18,023,342	JPY	2,000,000,000	State Street Bank and Trust Company	05/26/20	(625,628)
USD	168,535	KRW	200,000,000	State Street Bank and Trust Company	06/15/20	3,620
USD	2,010,822	MXN	42,961,207	Deutsche Bank AG	06/17/20	219,122
USD	117,592	MYR	500,000	State Street Bank and Trust Company	06/15/20	1,918
USD	2,943,180	NOK	33,700,000	State Street Bank and Trust Company	06/15/20	(300,107)
USD	8,961,148	RUB	597,645,814	JPMorgan Chase Bank, N.A.	06/17/20	1,394,670
USD	22,459,296	RUB	1,497,271,409	Morgan Stanley Capital Services, Inc.	06/17/20	3,503,134

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Currency Purchased	Amount in Currency Purchased	Currency Sold	Amount in Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,160,516	RUB	343,935,489	Bank of America, N.A.	06/17/20	$806,131
USD	7,680,252	RUB	536,598,776	Deutsche Bank AG	06/17/20	886,658
USD	8,879	SEK	84,272	State Street Bank and Trust Company	06/15/20	344
USD	3,087,037	SGD	4,294,500	State Street Bank and Trust Company	06/15/20	61,552
USD	3,431,398	THB	107,642,960	JPMorgan Chase Bank, N.A.	06/17/20	149,726
USD	3,431,732	THB	107,687,758	Bank of America, N.A.	06/17/20	148,694
USD	7,446,204	ZAR	116,124,665	JPMorgan Chase Bank, N.A.	06/17/20	1,016,659
USD	15,005,886	ZAR	233,366,304	Deutsche Bank AG	06/17/20	2,084,951
USD	586,161	ZAR	9,115,974	Morgan Stanley Capital Services, Inc.	06/17/20	81,431

Total Forward Foreign Currency Exchange Contracts Outstanding						$12,599,704

Centrally Cleared Credit Default Swaps on Single-Name Issuer (Buy Protection) — Outstanding at March 31, 2020

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Penerbangan Malaysia Berhad	(1.00)%	3M	12/20/2024	Credit Suisse Securities (USA) LLC	8,627,000	USD	$12,362	$(228,570)	$240,932
Republic of Abu Dhabi	(1.00)%	3M	12/20/2024	Credit Suisse Securities (USA) LLC	14,800,000	USD	59,089	(34,224)	93,313
Republic of Abu Dhabi	(1.00)%	3M	12/20/2024	Credit Suisse Securities (USA) LLC	7,400,000	USD	29,544	85,005	(55,461)
Republic of Korea	(1.00)%	3M	6/20/2024	Credit Suisse Securities (USA) LLC	10,272,167	USD	(302,416)	(345,038)	42,622
Republic of Korea	(1.00)%	3M	12/20/2024	Credit Suisse Securities (USA) LLC	9,486,000	USD	(290,696)	(310,262)	19,566
Republic of Kuwait	(1.00)%	3M	12/20/2024	Morgan Stanley Capital Services LLC	7,400,000	USD	12,754	(51,499)	64,253
Republic of Saudi Arabia	(1.00)%	3M	12/20/2024	Credit Suisse Securities (USA) LLC	6,100,000	USD	178,140	162,152	15,988
Republic of Saudi Arabia	(1.00)%	3M	12/20/2024	Credit Suisse Securities (USA) LLC	6,100,000	USD	178,140	130,750	47,390
Republic of Saudi Arabia	(1.00)%	3M	12/20/2024	Credit Suisse Securities (USA) LLC	8,900,000	USD	259,910	300,997	(41,087)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Saudi Arabia	(1.00)%	3M	12/20/2024	Credit Suisse Securities (USA) LLC	14,800,000	USD	$432,209	$487,494	$(55,285)
Republic of Saudi Arabia	(1.00)%	3M	12/20/2024	Credit Suisse Securities (USA) LLC	7,400,000	USD	216,105	347,498	(131,393)
Republic of Saudi Arabia	(1.00)%	3M	12/20/2024	Credit Suisse Securities (USA) LLC	7,400,000	USD	216,105	331,480	(115,375)
Republic of South Africa	(1.00)%	3M	12/20/2024	Credit Suisse Securities (USA) LLC	27,242,000	USD	3,471,298	41,620	3,429,678
Republic of Turkey	(1.00)%	3M	9/20/2020	Credit Suisse Securities (USA) LLC	4,178,000	USD	52,994	333,472	(280,478)
Republic of Turkey	(1.00)%	3M	12/20/2022	Credit Suisse Securities (USA) LLC	2,816,000	USD	281,899	87,706	194,193
United Mexican States	(1.00)%	3M	6/20/2023	Credit Suisse Securities (USA) LLC	13,536,000	USD	337,723	11,414	326,309
United Mexican States	(1.00)%	3M	12/20/2023	Credit Suisse Securities (USA) LLC	14,521,000	USD	466,907	22,185	444,722

Total Centrally Cleared Credit Default Swaps on Single-Name Issuer (Buy Protection)							$5,612,067	$1,372,180	$4,239,887

Centrally Cleared Credit Default Swaps on Index (Buy Protection) — Outstanding at March 31, 2020

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.EM.32	(1.00)%	3M	12/20/2024	Credit Suisse Securities (USA) LLC	21,000,000	USD	$2,399,184	$2,691,570	$(292,386)
CDX.EM.32	(1.00)%	3M	12/20/2024	Credit Suisse Securities (USA) LLC	6,000,000	USD	685,481	549,000	136,481
CDX.EM.32	(1.00)%	3M	12/20/2024	Credit Suisse Securities (USA) LLC	24,200,000	USD	2,764,774	2,329,250	435,524
CDX.EM.32	(1.00)%	3M	12/20/2024	Credit Suisse Securities (USA) LLC	12,100,000	USD	1,382,387	1,170,675	211,712
CDX.EM.32	(1.00)%	3M	12/20/2024	Merrill Lynch, Pierce, Fenner & Smith, Inc.	88,500,000	USD	10,110,846	11,750,587	(1,639,741)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.EM.33	(1.00)%	3M	6/20/2025	Credit Suisse Securities (USA) LLC	15,100,000	USD	$1,707,279	$1,796,900	$(89,621)
CDX.EM.33	(1.00)%	3M	6/20/2025	Credit Suisse Securities (USA) LLC	15,100,000	USD	1,707,279	1,494,900	212,379
CDX.NA.HY.33	(5.00)%	3M	12/20/2024	Merrill Lynch, Pierce, Fenner & Smith, Inc.	56,840,000	USD	3,465,454	3,578,176	(112,722)
iTraxx Europe Crossover Series 32	(5.00)%	3M	12/20/2024	Merrill Lynch, Pierce, Fenner & Smith, Inc.	58,000,000	EUR	1,285,343	3,719,994	(2,434,651)

Total Centrally Cleared Credit Default Swaps on Index (Buy Protection)							$25,508,027	$29,081,052	$(3,573,025)

Centrally Cleared Credit Default Swaps on Index (Sell Protection) — Outstanding at March 31, 2020

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Rating(1)	Notional Amount(2)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.EM.25	1.00%	3M	06/20/21	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	78,850,000	USD	$(499,052)	$(4,922,898)	$4,423,846
CDX.EM.29	1.00%	3M	06/20/23	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	149,750,000	USD	(12,423,260)	(4,553,000)	(7,870,260)
CDX.EM.31	1.00%	3M	06/20/24	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	7,500,000	USD	(716,600)	(285,000)	(431,600)
CDX.EM.32	1.00%	3M	12/20/24	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	11,500,000	USD	(1,313,839)	(1,328,250)	14,411
CDX.NA.HY.25	5.00%	3M	12/22/20	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	26,450,000	USD	(914,798)	227,130	(1,141,928)
CDX.NA.HY.26	5.00%	3M	06/22/21	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	44,640,000	USD	(1,465,938)	1,200,232	(2,666,170)
CDX.NA.HY.27	5.00%	3M	12/20/21	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	9,200,000	USD	(307,908)	714,420	(1,022,328)
CDX.NA.HY.28	5.00%	3M	06/20/22	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	54,520,000	USD	(1,889,022)	3,966,346	(5,855,368)
CDX.NA.HY.30	5.00%	3M	06/20/23	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	26,757,463	USD	(1,208,524)	1,895,766	(3,104,290)
CDX.NA.HY.33	5.00%	3M	12/20/24	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	1,960,000	USD	(119,498)	176,596	(296,094)
iTraxx Europe Crossover Series 29	5.00%	3M	06/20/23	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	66,266,200	EUR	(1,700,015)	7,580,594	(9,280,609)
iTraxx Europe Crossover Series 30	5.00%	3M	12/20/23	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	15,359,840	EUR	(226,640)	1,343,376	(1,570,016)
iTraxx Europe Crossover Series 31	5.00%	3M	06/20/24	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	8,485,362	EUR	(209,524)	1,047,513	(1,257,037)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Rating(1)	Notional Amount(2)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover Series 32	5.00%	3M	12/20/24	Merrill Lynch, Pierce, Fenner & Smith, Inc.	NR	4,000,000	EUR	$(88,644)	$595,193	$(683,837)

Total Centrally Cleared Credit Default Swaps on Index (Sell Protection)								$(23,083,262)	$7,658,018	$(30,741,280)

OTC Credit Default Swaps on Single-Name Issues (Buy Protection) — Outstanding at March 31, 2020

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of South Africa	(1.00)%	3M	6/20/2022	Morgan Stanley Capital Services LLC	9,000,000	USD	$441,244	$520,876	$(79,632)
Republic of South Africa	(1.00)%	3M	6/20/2022	Morgan Stanley Capital Services LLC	300,000	USD	14,708	17,362	(2,654)

Total OTC Credit Default Swaps on Single-Name Issuer (Buy Protection)							$455,952	$538,238	$(82,286)

OTC Credit Default Swaps on Index (Buy Protection) — Outstanding at March 31, 2020

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.10	(3.00)%	1M	11/17/2059	Morgan Stanley Capital Services LLC	4,032,000	USD	$1,124,292	$(9,511)	$1,133,803
CMBX.NA.BBB-.10	(3.00)%	1M	11/17/2059	J.P. Morgan Securities LLC	7,363,000	USD	2,053,116	71,578	1,981,538
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Morgan Stanley Capital Services LLC	503,000	USD	128,254	2,111	126,143
CMBX.NA.BBB-.9	(3.00)%	1M	9/17/2058	Credit Suisse International	10,000	USD	2,550	594	1,956

Total OTC Credit Default Swaps on Index (Buy Protection)							$3,308,212	$64,772	$3,243,440

OTC Credit Default Swaps on Index (Sell Protection) — Outstanding at March 31, 2020

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Rating(1)	Notional Amount(2)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.A.8	2.00%	1M	10/17/57	Goldman Sachs International	A	6,748,418	USD	$(613,699)	$100,759	$(714,458)
CMBX.NA.A.8	2.00%	1M	10/17/57	Credit Suisse International	A	20,977,821	USD	(1,907,718)	(503,585)	(1,404,133)
CMBX.NA.A.8	2.00%	1M	10/17/57	Morgan Stanley Capital Services LLC	A	13,357,409	USD	(1,214,719)	(288,847)	(925,872)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Rating(1)	Notional Amount(2)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.A.8	2.00%	1M	10/17/57	Merrill Lynch Capital Services, Inc.	A	13,176,656	USD	$(1,198,282)	$(192,513)	$(1,005,769)
CMBX.NA.A.9	2.00%	1M	09/17/58	Morgan Stanley Capital Services LLC	A	5,000,000	USD	(510,741)	(417,706)	(93,035)
CMBX.NA.A.9	2.00%	1M	09/17/58	Credit Suisse International	A	8,000,000	USD	(817,186)	(428,804)	(388,382)
CMBX.NA.A.9	2.00%	1M	09/17/58	Credit Suisse International	A	6,000,000	USD	(612,889)	(184,803)	(428,086)
CMBX.NA.A.9	2.00%	1M	09/17/58	Credit Suisse International	A	2,375,000	USD	(242,602)	(78,172)	(164,430)
CMBX.NA.A.9	2.00%	1M	09/17/58	Merrill Lynch Capital Services, Inc.	A	10,970,425	USD	(1,120,609)	(180,062)	(940,547)
CMBX.NA.A.9	2.00%	1M	09/17/58	Morgan Stanley Capital Services LLC	A	9,914,884	USD	(1,012,788)	(109,377)	(903,411)
CMBX.NA.A.9	2.00%	1M	09/17/58	Goldman Sachs International	A	2,830,164	USD	(289,096)	(25,976)	(263,120)
CMBX.NA.A.9	2.00%	1M	09/17/58	J.P. Morgan Securities PLC	A	2,557,521	USD	(261,246)	(37,661)	(223,585)
CMBX.NA.AA.7	1.50%	1M	01/17/47	Morgan Stanley Capital Services LLC	AA	13,000,000	USD	(515,401)	(344,782)	(170,619)
CMBX.NA.AAA.12	0.50%	1M	08/17/61	Citigroup Global Markets, Inc.	AAA	1,665,000	USD	(46,852)	(2,787)	(44,065)
CMBX.NA.AAA.12	0.50%	1M	08/17/61	J.P. Morgan Securities LLC	AAA	8,534,000	USD	(240,141)	4,108	(244,249)
CMBX.NA.AAA.12	0.50%	1M	08/17/61	Barclays Bank PLC	AAA	3,648,000	USD	(102,652)	(5,398)	(97,254)
CMBX.NA.AAA.12	0.50%	1M	08/17/61	Morgan Stanley Capital Services LLC	AAA	21,074,000	USD	(593,007)	(112,395)	(480,612)
CMBX.NA.AAA.12	0.50%	1M	08/18/61	Goldman Sachs International	AAA	12,805,000	USD	(360,324)	10,777	(371,101)
CMBX.NA.AAA.13	0.50%	1M	12/16/72	Barclays Bank PLC	AAA	4,269,000	USD	(164,218)	(26,448)	(137,770)
CMBX.NA.AAA.23	0.50%	1M	12/16/72	Citigroup Global Markets, Inc.	AAA	10,963,000	USD	(421,720)	(84,629)	(337,091)
CMBX.NA.AAA.23	0.50%	1M	12/16/72	Goldman Sachs International	AAA	20,652,000	USD	(794,432)	(157,369)	(637,063)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Rating(1)	Notional Amount(2)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.AAA.23	0.50%	1M	12/16/72	J.P. Morgan Securities LLC	AAA	26,810,000	USD	$(1,031,315)	$(209,267)	$(822,048)
CMBX.NA.AAA.23	0.50%	1M	12/16/72	Morgan Stanley Capital Services LLC	AAA	25,260,000	USD	(971,690)	(203,751)	(767,939)
CMBX.NA.AJ.4	0.96%	1M	02/18/51	Merrill Lynch Capital Services, Inc.	AJ	3,066,985	USD	(1,012,258)	(414,247)	(598,011)
CMBX.NA.AJ.4	0.96%	1M	02/18/51	Morgan Stanley Capital Services LLC	AJ	1,603,842	USD	(529,348)	(336,173)	(193,175)
CMBX.NA.BBB-.10	3.00%	1M	11/17/59	JPMorgan Chase Bank, N.A.	BBB-	7,093,000	USD	(1,977,829)	(647,237)	(1,330,592)
CMBX.NA.BBB-.10	3.00%	1M	11/17/59	Goldman Sachs Bank USA	BBB-	1,096,000	USD	(305,611)	(30,005)	(275,606)
CMBX.NA.BBB-.10	3.00%	1M	11/17/59	Goldman Sachs International	BBB-	18,066,000	USD	(5,037,565)	(682,643)	(4,354,922)
CMBX.NA.BBB-.10	3.00%	1M	11/17/59	Goldman Sachs International	BBB-	1,069,000	USD	(298,082)	(52,498)	(245,584)
CMBX.NA.BBB-.10	3.00%	1M	11/17/59	Citigroup Global Markets, Inc.	BBB-	3,084,000	USD	(859,950)	(126,351)	(733,599)
CMBX.NA.BBB-.11	3.00%	1M	11/18/54	Citigroup Global Markets, Inc.	BBB-	11,708,000	USD	(3,735,105)	(819,153)	(2,915,952)
CMBX.NA.BBB-.11	3.00%	1M	11/18/54	JPMorgan Chase Bank, N.A.	BBB-	17,163,000	USD	(5,475,368)	(961,246)	(4,514,122)
CMBX.NA.BBB-.11	3.00%	1M	11/18/54	J.P. Morgan Securities LLC	BBB-	7,500,000	USD	(2,392,662)	(620,026)	(1,772,636)
CMBX.NA.BBB-.11	3.00%	1M	11/18/54	J.P. Morgan Securities LLC	BBB-	10,000,000	USD	(3,190,216)	(807,589)	(2,382,627)
CMBX.NA.BBB-.11	3.00%	1M	11/18/54	J.P. Morgan Securities LLC	BBB-	15,000,000	USD	(4,785,324)	(1,216,139)	(3,569,185)
CMBX.NA.BBB-.8	3.00%	1M	10/17/57	Credit Suisse International	BBB-	2,763,000	USD	(661,972)	(346,476)	(315,496)
CMBX.NA.BBB-.8	3.00%	1M	10/17/57	Credit Suisse International	BBB-	286,000	USD	(68,521)	(20,492)	(48,029)
CMBX.NA.BBB-.8	3.00%	1M	10/17/57	Goldman Sachs International	BBB-	1,294,000	USD	(310,022)	(72,380)	(237,642)
CMBX.NA.BBB-.8	3.00%	1M	10/17/57	Goldman Sachs International	BBB-	232,000	USD	(55,584)	(5,855)	(49,729)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Reference Obligation	Financing Fee	Payment Frequency	Maturity Date	Counterparty	Rating(1)	Notional Amount(2)		Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.BBB-.8	3.00%	1M	10/17/57	J.P. Morgan Securities LLC	BBB-	2,160,000	USD	$(517,503)	$(114,150)	$(403,353)
CMBX.NA.BBB-.8	3.00%	1M	10/17/57	JPMorgan Chase Bank, N.A.	BBB-	1,025,000	USD	(245,574)	(60,824)	(184,750)
CMBX.NA.BBB-.8	3.00%	1M	10/17/57	Citigroup Global Markets, Inc.	BBB-	1,022,000	USD	(244,855)	(53,690)	(191,165)
CMBX.NA.BBB-.9	3.00%	1M	09/17/58	Goldman Sachs International	BBB-	177,000	USD	45,131	5,120	40,011
CMBX.NA.BBB-.9	3.00%	1M	09/17/58	J.P. Morgan Securities LLC	BBB-	690,000	USD	(175,935)	(12,035)	(163,900)

Total OTC Credit Default Swaps on Index (Sell Protection)								$(46,877,480)	$(10,872,777)	$(36,004,703)

OTC Total Return Swaps Outstanding at March 31, 2020

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)

Buys
Acacia Communications, Inc.	07/13/21	M	1.45%	JPMorgan Chase Bank, N.A.	37,046,285 USD	$1,539,287
Advanced Disposal Services, Inc.	04/19/21	M	1.20%	Goldman Sachs International	26,376,103 USD	1,264,031
Advanced Disposal Services, Inc.	06/22/21	M	1.41%	JPMorgan Chase Bank, N.A.	6,248,482 USD	299,448
Allergan PLC	06/29/21	M	1.45%	JPMorgan Chase Bank, N.A.	49,882,030 USD	2,796,011
American Express Co.	03/21/22	M	1.20%	Goldman Sachs International	12,026,279 USD	2,903,677
Aroundtown SA	02/21/22	M	0.06%	JPMorgan Chase Bank, N.A.	19,946 EUR	2,406
Arthur J Gallagher & Co.	03/21/22	M	1.20%	Goldman Sachs International	2,708,446 USD	526,686
Bank of New York Mellon Corp.	03/21/22	M	1.20%	Goldman Sachs International	11,523,011 USD	2,594,668
Brookfield Asset Management	03/21/22	M	1.20%	Goldman Sachs International	13,331,273 USD	4,501,521
Caesars Entertainment Corp.	06/28/21	M	1.20%	Goldman Sachs International	4,579,984 USD	554,459
Caesars Entertainment Corp.	06/29/21	M	1.33%	JPMorgan Chase Bank, N.A.	10,415,366 USD	1,260,898
Centerstate Bank Corp.	03/23/22	M	1.20%	Goldman Sachs International	3,782,576 USD	347,575
Cineplex, Inc.	12/20/21	M	1.92%	Goldman Sachs International	5,097,150 CAD	387,208
Cineplex, Inc.	03/07/22	M	2.22%	JPMorgan Chase Bank, N.A.	610,745 CAD	46,396
Colony Capital, Inc.	03/23/22	M	1.20%	Goldman Sachs International	4,404,772 USD	1,062,144
Cypress Semiconductor Corp.	06/07/21	M	1.20%	Goldman Sachs International	40,844,438 USD	1,301,239
CyrusOne Inc.	03/22/22	M	1.20%	Goldman Sachs International	16,125,940 USD	5,701,697
Danaher Corp.	03/10/21	M	1.10%	Morgan Stanley Capital Services LLC	3,072,032 USD	234,048
Delphi Technologies PLC	02/01/22	M	1.20%	Goldman Sachs International	7,744,775 USD	(38,293)
E*Trade Financial Corp.	02/24/22	M	1.45%	JPMorgan Chase Bank, N.A.	32,646,826 USD	8,440,049

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
Egypt Government Bond	01/14/25	3M	0.00%	Goldman Sachs Bank USA	10,265,991 USD		$529,940
Enterprise Financial Service	03/23/22	M	1.20%	Goldman Sachs International	989,898 USD		76,822
Euronet Worldwide, Inc.	03/22/22	M	1.20%	Goldman Sachs International	7,223,899 USD		1,136,201
Fidelity National Info Services	03/21/22	M	1.20%	Goldman Sachs International	22,941,321 USD		4,297,159
First Midwest Bancorp, Inc.	03/23/22	M	1.20%	Goldman Sachs International	11,171,281 USD		1,454,842
Fitbit, Inc.	11/03/21	M	1.20%	Goldman Sachs International	21,008,295 USD		1,668,406
Fitbit, Inc.	03/01/22	M	1.45%	JPMorgan Chase Bank, N.A.	2,071,331 USD		164,498
Fleetcor Technologies, Inc.	03/21/22	M	1.20%	Goldman Sachs International	6,488,269 USD		559,959
Forty Seven, Inc.	03/04/22	M	1.45%	JPMorgan Chase Bank, N.A.	25,425,977 USD		664,428
Georgian Government Bonds	09/22/20	3M	0.00%	Credit Suisse International	25,400,000 USD		22,581
HP, Inc.	03/07/22	M	1.45%	JPMorgan Chase Bank, N.A.	33,145,821 USD		6,037,921
Hudson Pacific Properties, Inc.	03/23/22	M	1.20%	Goldman Sachs International	6,621,069 USD		3,385,505
I3 Verticals, Inc.	03/23/22	M	1.20%	Goldman Sachs International	1,729,378 USD		628,752
Ingenico Group	02/07/22	M	0.06%	JPMorgan Chase Bank, N.A.	35,081,767 EUR		5,064,401
Jp Morgan Chase & Co.	03/21/22	M	1.20%	Goldman Sachs International	3,991,632 USD		387,697
KEMET Corp.	11/16/21	M	1.20%	Goldman Sachs International	20,654,373 USD		2,320,289
Laboratory Corporation of Amer Holdings	03/16/22	M	0.60%	Morgan Stanley Capital Services LLC	12,009,736 USD		2,540,787
Mastercard, Inc.	03/21/22	M	1.20%	Goldman Sachs International	7,913,859 USD		1,489,347
Mellanox Technologies Ltd.	03/15/21	M	1.20%	Goldman Sachs International	21,635,762 USD		2,518,564
Mellanox Technologies Ltd.	05/25/21	M	1.45%	JPMorgan Chase Bank, N.A.	25,896,061 USD		3,014,495
Osram Licht AG	12/08/21	M	0.06%	JPMorgan Chase Bank, N.A.	16,018,114 EUR		705,744
Pacific Biosciences of California, Inc.	11/04/20	M	1.20%	Goldman Sachs International	1,417,067 USD		120,601
Pnc Financial Services Group	03/22/22	M	1.20%	Goldman Sachs International	21,630,390 USD		4,044,969
Progressive Corp.	03/25/22	M	1.33%	Goldman Sachs International	1,523,729 USD		166,912
Qiagen N.V.	03/07/22	M	0.05%	JPMorgan Chase Bank, N.A.	20,097,199 EUR		579,460
Ra Pharmaceuticals, Inc.	10/13/21	M	1.45%	JPMorgan Chase Bank, N.A.	26,023,168 USD		1,520,313
RECEIVE UKRGB 14.3% 08 JUL 2020 7Y / PAY FEDL01	07/10/20	3M	0.00%	Citigroup Global Markets Ltd.	813,013 USD		(91,161)
RECEIVE UKRGB 14.3% 08 JUL 2020 7Y / PAY FIXED 0.0%	07/08/20	3M	0.00%	Bank of America, N.A.	3,866,158 USD		(419,453)
Sanofi	07/27/20	M	0.55%	Morgan Stanley Capital Services LLC		14,604,223 EUR		(15,368)
Signature Bank	03/23/22	M	1.20%	Goldman Sachs International		13,407,988 USD		1,341,166
Sprint Corp.	10/07/20	M	1.20%	Goldman Sachs International		23,625,540 USD		3,065,437
TD Ameritrade Holding Corp.	11/30/21	M	1.20%	Goldman Sachs International		35,741,097 USD		6,887,479
Terraform Power, Inc.	03/21/22	M	1.45%	JPMorgan Chase Bank, N.A.		3,126,124 USD		505,029
The Stars Group, Inc.	10/06/21	M	1.45%	JPMorgan Chase Bank, N.A.		7,936,525 USD		2,803,292
Tiffany & Co.	11/30/21	M	1.20%	Goldman Sachs International		30,839,087 USD		1,984,631

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
TiVo Corp.	12/22/21	M	1.20%	Goldman Sachs International	513,147 USD	$89,354
Umpqua Holdings Corp.	03/23/22	M	1.20%	Goldman Sachs International	5,011,455 USD	881,194
Valley National Bancorp	03/23/22	M	1.20%	Goldman Sachs International	5,489,246 USD	810,030
Veritex Holdings, Inc.	03/23/22	M	1.20%	Goldman Sachs International	7,378,065 USD	1,983,567
Visa Inc Class A Shares	03/21/22	M	1.20%	Goldman Sachs International	1,089,856 USD	203,776
WABCO Holdings, Inc.	03/31/21	M	1.20%	Goldman Sachs International	30,981,616 USD	962,706
WABCO Holdings, Inc.	06/22/21	M	1.39%	JPMorgan Chase Bank, N.A.	8,066,796 USD	250,663
Western Alliance Bancorp	03/23/22	M	1.20%	Goldman Sachs International	13,239,580 USD	2,474,400
Willis Towers Watson PLC	03/11/22	M	1.45%	JPMorgan Chase Bank, N.A.	41,261,692 USD	4,295,305
Wright Medical Group NV	11/08/21	M	1.20%	Goldman Sachs International	43,835,660 USD	3,201,481
WSFS Financial Corp.	03/23/22	M	1.20%	Goldman Sachs International	7,786,820 USD	2,169,442
Zions Bancorp	03/23/22	M	1.20%	Goldman Sachs International	15,592,854 USD	1,349,758

Total Buys						$115,558,476

Sells
AbbVie, Inc.	06/29/21	M	0.22%	JPMorgan Chase Bank, N.A.	16,042,827 USD	$(2,907,607)
American Equity Investment Life Holdings	03/29/22	M	0.16%	Goldman Sachs Bank USA	5,153,708 USD	24,786
AON PLC	03/11/22	M	0.22%	JPMorgan Chase Bank, N.A.	40,888,975 USD	(3,530,385)
Aroundtown SA	11/23/21	M	0.94%	Goldman Sachs International	19,946 EUR	(2,406)
Astrazeneca PLC	09/29/21	M	0.30%	Morgan Stanley Capital Services LLC	1,742,744 GBP	(49,197)
BancorpSouth Bank	07/23/20	M	0.30%	Morgan Stanley Capital Services LLC	2,793,025 USD	(152,573)
BancorpSouth Bank	09/23/20	M	0.16%	Goldman Sachs International	4,946,130 USD	(270,190)
Borgwarner, Inc.	02/01/22	M	0.31%	Goldman Sachs International	6,495,038 USD	(988,843)
Brookfield Renewable Partner	03/21/22	M	4.20%	JPMorgan Chase Bank, N.A.	3,040,327 USD	(519,570)
Capitol Federal Financial, Inc.	09/23/20	M	0.16%	Goldman Sachs International	10,077,360 USD	(1,404,303)
Cathay General Bancorp	07/23/20	M	0.30%	Morgan Stanley Capital Services LLC	9,303,294 USD	(2,126,609)
Charles Schwab Corp.	11/30/21	M	0.31%	Goldman Sachs International	36,715,096 USD	(6,595,835)
Corium Intl, Inc.	07/06/20	M	0.10%	Morgan Stanley Capital Services LLC	— USD	—
Digital Realty Trust, Inc.	03/09/22	M	0.22%	Goldman Sachs International	14,967,888 USD	(4,301,707)
Douglas Emmett, Inc.	08/11/21	M	0.16%	Goldman Sachs International	5,954,768 USD	(1,442,625)
Eaton Vance Corp.	01/27/21	M	0.16%	Goldman Sachs International	1,189,592 USD	(425,069)
Eldorado Resorts, Inc.	06/28/21	M	0.43%	Goldman Sachs International	754,896 USD	(286,340)
Eldorado Resorts, Inc.	06/29/21	M	0.72%	JPMorgan Chase Bank, N.A.	910,451 USD	(345,344)
EVERTEC, Inc.	06/30/21	M	0.16%	Goldman Sachs International	6,654,655 USD	(1,071,250)
Financial Select Sector SPDR Fund	07/23/20	M	0.60%	Morgan Stanley Capital Services LLC	7,225,889 USD	(1,292,968)
Financial Select Sector SPDR Fund	03/21/22	M	0.49%	Goldman Sachs Bank USA	7,793,738 USD	(197,477)
First Commonwealth Financial Corp.	07/23/20	M	0.30%	Morgan Stanley Capital Services LLC	2,541,090 USD	(291,296)
First Commonwealth Financial Corp.	10/14/20	M	0.16%	Goldman Sachs International	3,033,065 USD	(347,693)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount	Unrealized Appreciation (Depreciation)
First Financial Bancorp	09/23/20	M	0.16%	Goldman Sachs International		8,132,451 USD		$(763,198)
First Hawaiian, Inc.	03/09/22	M	0.16%	Goldman Sachs International		5,469,733 USD		(296,510)
First Interstate BancSystem, Inc.	07/23/20	M	0.30%	Morgan Stanley Capital Services LLC		757,969 USD		(74,469)
First Interstate BancSystem, Inc.	09/23/20	M	0.16%	Goldman Sachs International	1,554,750 USD		(152,751)
Flutter Entertainment PLC	10/06/21	M	0.32%	JPMorgan Chase Bank, N.A.	7,038,052 GBP		(1,278,708)
Fulton Financial Corp.	07/23/20	M	0.30%	Morgan Stanley Capital Services LLC	4,840,930 USD		(476,688)
Genworth Financial, Inc.	07/06/20	M	0.15%	Morgan Stanley Capital Services LLC	109,244 USD		(12,464)
Glaxosmithkline PLC	09/29/21	M	0.30%	Morgan Stanley Capital Services LLC	2,806,967 GBP		(99,759)
Huntington Bancshares, Inc.	10/20/20	M	0.16%	Goldman Sachs International	3,909,062 USD		(162,786)
Janus Henderson Group PLC	09/09/21	M	0.16%	Goldman Sachs International	8,171,738 USD		(2,278,264)
Kearny Financial Corp.	09/28/20	M	0.16%	Goldman Sachs International	3,355,848 USD		(373,354)
Lazard Ltd.	06/28/21	M	0.16%	Goldman Sachs International	4,731,677 USD		(561,690)
Merck KGaA	07/27/20	M	0.35%	Morgan Stanley Capital Services LLC	2,055,873 EUR		(74,366)
Meridian Bancorp, Inc.	07/23/20	M	0.30%	Morgan Stanley Capital Services LLC	3,293,893 USD		(520,088)
Morgan Stanley	02/24/22	M	0.22%	JPMorgan Chase Bank, N.A.	33,839,236 USD		(7,531,998)
MSHCCIHI	07/29/20	M	0.25%	Morgan Stanley Capital Services LLC	4,517,628 USD		54,138
National Bank Holdings Corp.	07/23/20	M	0.30%	Morgan Stanley Capital Services LLC	4,254,919 USD		(693,624)
New York Community Bancorp	07/23/20	M	0.30%	Morgan Stanley Capital Services LLC	8,414,445 USD		(90,575)
NewStar Financial, Inc.	07/06/20	M	0.10%	Morgan Stanley Capital Services LLC	— USD		—
Northwest Bancshares, Inc.	07/23/20	M	0.30%	Morgan Stanley Capital Services LLC	2,991,825 USD		(415,204)
Northwest Bancshares, Inc.	12/16/20	M	0.16%	Goldman Sachs International	3,995,683 USD		(433,603)
Old National Bancorp	03/01/22	M	0.16%	Goldman Sachs International	293,129 USD		(24,829)
People’s United Financial, Inc.	07/23/20	M	0.30%	Morgan Stanley Capital Services LLC	8,471,864 USD		(277,117)
Preferred Bank	07/23/20	M	0.30%	Morgan Stanley Capital Services LLC	7,249,868 USD		(742,001)
Prosperity Bancshares, Inc.	03/16/22	M	0.16%	Goldman Sachs International	11,233,217 USD		(1,186,912)
Provident Financial Services	07/23/20	M	0.30%	Morgan Stanley Capital Services LLC	1,534,811 USD		(280,982)
S & T Bancorp, Inc.	09/23/20	M	0.16%	Goldman Sachs International	2,116,271 USD		(245,515)
Sandy Spring Bancorp, Inc.	07/23/20	M	0.30%	Morgan Stanley Capital Services LLC	1,806,712 USD		(206,278)
Simmons First National Corp.	01/20/21	M	0.16%	Goldman Sachs International	6,291,141 USD		(1,162,626)
SPDR S&P 500 ETF Trust	03/22/22	M	0.37%	Goldman Sachs International	38,450,788 USD		(4,971,582)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

Reference Instrument	Termination Date	Payment Frequency	Financing Rate	Counterparty	Notional Amount		Unrealized Appreciation (Depreciation)
SPDR S&P Regional Banking ETF	07/23/20	M	1.44%		Morgan Stanley Capital Services LLC		20,576,195 USD	$(3,262,347)
SPDR S&P Regional Banking ETF	02/08/21	M	0.14%		Goldman Sachs International		4,969,502 USD	(787,913)
SVB Financial Group	03/25/22	M	0.16%		Goldman Sachs International		5,430,335 USD	460,558
Synchrony Financial	06/03/21	M	0.16%		Goldman Sachs International		1,029,786 USD	(264,687)
T Mobile US, Inc.	10/07/20	M	0.16%		Goldman Sachs International		23,680,171 USD	(2,565,091)
T Rowe Price Group, Inc.	03/11/22	M	0.16%		Goldman Sachs International		12,985,890 USD	(1,859,254)
TrustCo Bank Corp.	07/23/20	M	0.30%		Morgan Stanley Capital Services LLC		3,789,618 USD	(746,186)
US BanCorp.	03/09/22	M	0.16%		Goldman Sachs International		7,112,809 USD	(863,744)
Waddell & Reed Financial	07/23/20	M	0.30%		Morgan Stanley Capital Services LLC		3,370,233 USD	(60,290)
Washington Federal, Inc.	07/23/20	M	0.30%		Morgan Stanley Capital Services LLC		14,144,659 USD	(2,800,212)
Western Union Co.	08/04/21	M	0.16%		Goldman Sachs International		14,675,480 USD	332,275
Worldline SA	02/07/22	M	0.75%		JPMorgan Chase Bank, N.A.		29,764,951 EUR	(3,624,900)
Worldline SA	02/07/22	M	0.94%		Goldman Sachs International		43,911 EUR	(5,348)
Xerox Holdings Corp.	03/07/22	M	0.22%		JPMorgan Chase Bank, N.A.		4,048,170 USD	(522,923)
Xperi Corp.	12/22/21	M	0.31%		Goldman Sachs International		439,823 USD	(94,029)

Total Sells						$(70,522,395)

Total OTC Total Return Swaps Outstanding						$45,036,081

Centrally Cleared Interest Rate Swaps Outstanding at March 31, 2020

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pays	3-Month USD LIBOR	0.36%	3M/6M	06/30/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	18,347,000 USD	$15,661	$—	$15,661
Pays	3-Month USD LIBOR	0.41%	3M/6M	06/29/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	84,970,800 USD	152,260	—	152,260
Pays	3-Month USD LIBOR	0.50%	3M/6M	06/30/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,932,800 USD	1,698	—	1,698
Pays	3-Month USD LIBOR	0.57%	3M/6M	06/29/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	22,060,000 USD	106,133	—	106,133
Pays	3-Month USD LIBOR	0.78%	3M/6M	06/8/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	35,000,000 USD	516,848	—	516,848
Pays	3-Month USD LIBOR	0.79%	3M/6M	06/29/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,347,000 USD	56,499	—	56,499

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pays	3-Month USD LIBOR	0.88%	3M/6M	03/10/2035	Morgan Stanley Capital Services LLC	700,000 USD	$8,600	$—	$8,600
Pays	3-Month USD LIBOR	0.98%	3M/6M	03/25/2030	Morgan Stanley Capital Services LLC	6,000,000 USD	19,630	—	19,630
Pays	3-Month USD LIBOR	0.99%	3M/6M	06/8/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	25,000,000 USD	707,354	—	707,354
Pays	3-Month USD LIBOR	1.26%	3M/6M	09/25/2026	Morgan Stanley Capital Services LLC	2,235,000 USD	98,066	—	98,066
Pays	3-Month USD LIBOR	1.44%	3M/6M	09/25/2026	Morgan Stanley Capital Services LLC	2,408,000 USD	133,555	583	132,972
Pays	3-Month USD LIBOR	1.46%	3M/6M	05/11/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	20,809,000 USD	998,102	—	998,102
Pays	3-Month USD LIBOR	1.64%	3M/6M	11/25/2026	Morgan Stanley Capital Services LLC	2,047,000 USD	140,782	—	140,782
Pays	3-Month USD LIBOR	1.66%	3M/6M	02/27/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,221,000 USD	299,204	—	299,204
Pays	3-Month USD LIBOR	1.67%	3M/6M	02/25/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	10,246,000 USD	958,875	—	958,875
Pays	3-Month USD LIBOR	1.80%	3M/6M	07/25/2026	Morgan Stanley Capital Services LLC	3,312,000 USD	250,827	(13)	250,840
Pays	3-Month USD LIBOR	1.80%	3M/6M	06/25/2026	Morgan Stanley Capital Services LLC	3,479,000 USD	266,700	2,244	264,456
Pays	3-Month USD LIBOR	1.93%	3M/6M	07/15/2027	Merrill Lynch, Pierce, Fenner & Smith, Inc.	50,000,000 USD	4,660,643	—	4,660,643
Pays	3-Month USD LIBOR	1.99%	3M/6M	06/26/2024	Morgan Stanley & Co. LLC	2,320,000 USD	147,809	(11,818)	159,627
Pays	3-Month USD LIBOR	1.99%	3M/6M	05/25/2024	Morgan Stanley & Co. LLC	2,597,000 USD	160,698	(12,569)	173,267
Pays	3-Month USD LIBOR	2.02%	3M/6M	06/4/2027	Merrill Lynch, Pierce, Fenner & Smith, Inc.	15,000,000 USD	1,490,045	—	1,490,045
Pays	3-Month USD LIBOR	2.03%	3M/6M	05/25/2024	Morgan Stanley & Co. LLC	2,130,000 USD	135,222	(11,027)	146,249

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pays	3-Month USD LIBOR	2.08%	3M/6M	05/25/2024	Morgan Stanley & Co. LLC	2,097,000 USD	$137,778	$(10,927)	$148,705
Pays	3-Month USD LIBOR	2.17%	3M/6M	05/20/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	40,000,000 USD	3,343,095	—	3,343,095
Pays	3-Month USD LIBOR	2.17%	3M/6M	04/25/2024	Morgan Stanley & Co. LLC	2,609,000 USD	177,276	—	177,276
Pays	3-Month USD LIBOR	2.20%	3M/6M	11/27/2024	Morgan Stanley & Co. LLC	2,257,000 USD	175,675	(11,404)	187,079
Pays	3-Month USD LIBOR	2.24%	3M/6M	11/27/2024	Morgan Stanley & Co. LLC	2,580,000 USD	205,422	2,511	202,911
Pays	3-Month USD LIBOR	2.26%	3M/6M	04/26/2024	Morgan Stanley & Co. LLC	3,000,000 USD	214,465	—	214,465
Pays	3-Month USD LIBOR	2.28%	3M/6M	04/25/2026	Morgan Stanley Capital Services LLC	6,397,000 USD	660,199	—	660,199
Pays	3-Month USD LIBOR	2.28%	3M/6M	12/27/2024	Morgan Stanley & Co. LLC	3,310,000 USD	278,059	(1,411)	279,470
Pays	3-Month USD LIBOR	2.40%	3M/6M	05/27/2026	Morgan Stanley Capital Services LLC	2,366,000 USD	263,926	—	263,926
Pays	3-Month USD LIBOR	2.41%	3M/6M	04/25/2026	Morgan Stanley Capital Services LLC	3,899,000 USD	432,741	(26,506)	459,247
Pays	3-Month USD LIBOR	2.44%	3M/6M	04/25/2026	Morgan Stanley Capital Services LLC	6,534,000 USD	736,232	—	736,232
Pays	3-Month USD LIBOR	2.58%	3M/6M	02/25/2026	Morgan Stanley & Co. LLC	2,348,000 USD	276,505	—	276,505
Pays	3-Month USD LIBOR	2.62%	3M/6M	02/25/2026	Morgan Stanley Capital Services LLC	3,709,500 USD	447,940	(25,383)	473,323
Pays	3-Month USD LIBOR	2.66%	3M/6M	01/25/2026	Morgan Stanley Capital Services LLC	1,905,000 USD	231,771	412	231,359
Pays	3-Month USD LIBOR	2.83%	3M/6M	02/26/2025	Morgan Stanley & Co. LLC	1,528,000 USD	171,369	(1,314)	172,683

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Pays	3-Month USD LIBOR	2.87%	3M/6M	04/25/2025	Morgan Stanley & Co. LLC	2,883,000 USD	$339,010	$—	$339,010
Pays	3-Month USD LIBOR	2.92%	3M/6M	08/28/2025	Morgan Stanley & Co. LLC	3,185,000 USD	406,519	—	406,519
Pays	3-Month USD LIBOR	3.00%	3M/6M	06/25/2025	Morgan Stanley & Co. LLC	2,272,000 USD	292,971	—	292,971
Pays	MXN	6.01%	28D/28D	03/4/2022	Credit Suisse Securities (USA) LLC	1,050,000,000 USD	219,999	—	219,999
Pays	MXN	6.09%	28D/28D	03/7/2022	Credit Suisse Securities (USA) LLC	426,300,000 USD	116,712	—	116,712
Pays	MXN	6.57%	28D/28D	02/28/2022	Credit Suisse Securities (USA) LLC	441,000,000 USD	285,836	—	285,836
Pays	MXN	6.59%	28D/28D	02/25/2022	Credit Suisse Securities (USA) LLC	255,000,000 USD	169,416	—	169,416
Pays	MXN	6.59%	28D/28D	02/25/2022	Credit Suisse Securities (USA) LLC	361,667,000 USD	240,282	—	240,282
Pays	MXN	6.59%	28D/28D	01/31/2030	Credit Suisse Securities (USA) LLC	748,267,000 USD	(973,744)	—	(973,744)
Pays	MXN	6.60%	28D/28D	02/1/2030	Credit Suisse Securities (USA) LLC	748,267,000 USD	(954,970)	—	(954,970)
Pays	MXN	6.84%	28D/28D	03/6/2030	Credit Suisse Securities (USA) LLC	162,920,366 USD	(87,028)	—	(87,028)
Receives	3-Month USD LIBOR	0.61%	6M/3M	06/21/2023	Goldman Sachs Bank USA	1,300,000 USD	9,242	68	9,174
Receives	3-Month USD LIBOR	0.65%	6M/3M	06/8/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	14,000,000 USD	(83,872)	—	(83,872)
Receives	3-Month USD LIBOR	0.66%	6M/3M	03/11/2035	Morgan Stanley Capital Services LLC	1,500,000 USD	29,434	—	29,434
Receives	3-Month USD LIBOR	0.70%	6M/3M	06/30/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,605,000 USD	(305)	—	(305)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	3-Month USD LIBOR	0.74%	6M/3M	03/19/2027	Morgan Stanley Capital Services LLC	19,099,000 USD	$(197,133)	$—	$(197,133)
Receives	3-Month USD LIBOR	0.77%	6M/3M	03/25/2027	Morgan Stanley Capital Services LLC	13,006,000 USD	(160,064)	—	(160,064)
Receives	3-Month USD LIBOR	0.84%	6M/3M	06/19/2030	Goldman Sachs Bank USA	4,200,000 USD	58,886	—	58,886
Receives	3-Month USD LIBOR	1.10%	6M/3M	03/25/2030	Morgan Stanley Capital Services LLC	1,500,000 USD	(57,986)	—	(57,986)
Receives	3-Month USD LIBOR	1.32%	6M/3M	02/28/2027	Morgan Stanley Capital Services LLC	5,000,000 USD	(243,785)	—	(243,785)
Receives	3-Month USD LIBOR	1.46%	6M/3M	02/14/2024	Morgan Stanley Capital Services LLC	10,000,000 USD	(383,093)	—	(383,093)
Receives	3-Month USD LIBOR	1.48%	6M/3M	01/2/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,163,000 USD	(192,106)	—	(192,106)
Receives	3-Month USD LIBOR	1.49%	6M/3M	08/27/2029	Morgan Stanley Capital Services LLC	3,140,000 USD	(231,243)	—	(231,243)
Receives	3-Month USD LIBOR	1.51%	6M/3M	09/25/2029	Morgan Stanley Capital Services LLC	2,000,000 USD	(152,674)	—	(152,674)
Receives	3-Month USD LIBOR	1.52%	6M/3M	02/5/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,245,000 USD	(303,450)	—	(303,450)
Receives	3-Month USD LIBOR	1.53%	6M/3M	02/25/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	47,860,000 USD	(943,095)	—	(943,095)
Receives	3-Month USD LIBOR	1.53%	6M/3M	02/5/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	11,244,800 USD	(216,582)	—	(216,582)
Receives	3-Month USD LIBOR	1.54%	6M/3M	01/2/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	80,236,000 USD	(1,483,547)	—	(1,483,547)
Receives	3-Month USD LIBOR	1.55%	6M/3M	01/28/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,580,000 USD	(227,856)	—	(227,856)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	3-Month USD LIBOR	1.55%	6M/3M	02/5/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	25,106,000 USD	$(489,589)	$—	$(489,589)
Receives	3-Month USD LIBOR	1.55%	6M/3M	02/27/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	14,928,000 USD	(301,951)	—	(301,951)
Receives	3-Month USD LIBOR	1.55%	6M/3M	02/27/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	5,033,000 USD	(102,139)	—	(102,139)
Receives	3-Month USD LIBOR	1.55%	6M/3M	01/28/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	10,000,000 USD	(193,332)	—	(193,332)
Receives	3-Month USD LIBOR	1.56%	6M/3M	09/26/2026	Morgan Stanley & Co. LLC	1,800,000 USD	(112,801)	6,115	(118,916)
Receives	3-Month USD LIBOR	1.57%	6M/3M	02/18/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	25,187,000 USD	(508,675)	—	(508,675)
Receives	3-Month USD LIBOR	1.58%	6M/3M	05/21/2025	Morgan Stanley Capital Services LLC	10,000,000 USD	(540,030)	—	(540,030)
Receives	3-Month USD LIBOR	1.58%	6M/3M	02/18/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	6,253,000 USD	(324,805)	—	(324,805)
Receives	3-Month USD LIBOR	1.59%	6M/3M	04/14/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	15,118,000 USD	(347,116)	—	(347,116)
Receives	3-Month USD LIBOR	1.60%	6M/3M	12/9/2024	Morgan Stanley Capital Services LLC	11,333,700 USD	(595,732)	—	(595,732)
Receives	3-Month USD LIBOR	1.61%	6M/3M	03/23/2027	Morgan Stanley Capital Services LLC	7,000,000 USD	(493,005)	—	(493,005)
Receives	3-Month USD LIBOR	1.62%	6M/3M	03/24/2027	Morgan Stanley Capital Services LLC	7,000,000 USD	(495,950)	—	(495,950)
Receives	3-Month USD LIBOR	1.62%	6M/3M	07/25/2026	Morgan Stanley & Co. LLC	1,900,000 USD	(122,281)	4,658	(126,939)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	3-Month USD LIBOR	1.62%	6M/3M	04/14/2025	Merrill Lynch, Pierce, Fenner & Smith, Inc.	5,222,000 USD	$(289,378)	$—	$(289,378)
Receives	3-Month USD LIBOR	1.63%	6M/3M	11/6/2027	Merrill Lynch, Pierce, Fenner & Smith, Inc.	40,000,000 USD	(2,823,493)	—	(2,823,493)
Receives	3-Month USD LIBOR	1.64%	6M/3M	07/22/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	15,000,000 USD	(395,270)	—	(395,270)
Receives	3-Month USD LIBOR	1.66%	6M/3M	06/17/2025	Citibank, N.A.	10,000,000 USD	(603,283)	—	(603,283)
Receives	3-Month USD LIBOR	1.69%	6M/3M	07/29/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	25,000,000 USD	(684,743)	—	(684,743)
Receives	3-Month USD LIBOR	1.72%	6M/3M	02/18/2030	Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,945,000 USD	(191,219)	—	(191,219)
Receives	3-Month USD LIBOR	1.73%	6M/3M	12/16/2026	Morgan Stanley Capital Services LLC	3,500,000 USD	(269,492)	—	(269,492)
Receives	3-Month USD LIBOR	1.73%	6M/3M	07/15/2023	Merrill Lynch, Pierce, Fenner & Smith, Inc.	100,000,000 USD	(4,117,550)	—	(4,117,550)
Receives	3-Month USD LIBOR	1.77%	6M/3M	11/25/2029	Morgan Stanley Capital Services LLC	1,000,000 USD	(101,136)	43	(101,179)
Receives	3-Month USD LIBOR	1.77%	6M/3M	10/24/2021	Merrill Lynch, Pierce, Fenner & Smith, Inc.	18,500,000 USD	(361,857)	—	(361,857)
Receives	3-Month USD LIBOR	1.81%	6M/3M	02/1/2024	Morgan Stanley Capital Services LLC	2,500,000 USD	(128,246)	—	(128,246)
Receives	3-Month USD LIBOR	1.84%	6M/3M	01/22/2025	Morgan Stanley Capital Services LLC	5,000,000 USD	(317,795)	—	(317,795)
Receives	3-Month USD LIBOR	1.86%	6M/3M	12/21/2023	Morgan Stanley Capital Services LLC	8,000,000 USD	(421,550)	—	(421,550)
Receives	3-Month USD LIBOR	1.86%	6M/3M	12/11/2020	Merrill Lynch, Pierce, Fenner & Smith, Inc.	15,000,000 USD	(134,289)	—	(134,289)
Receives	3-Month USD LIBOR	1.86%	6M/3M	05/25/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	8,200,000 USD	(245,419)	—	(245,419)
Receives	3-Month USD LIBOR	1.88%	6M/3M	01/24/2027	Morgan Stanley Capital Services LLC	1,500,000 USD	(129,907)	—	(129,907)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	3-Month USD LIBOR	1.90%	6M/3M	08/27/2029	Morgan Stanley Capital Services LLC	1,650,000 USD	$(184,046)	$—	$(184,046)
Receives	3-Month USD LIBOR	1.98%	6M/3M	07/25/2029	Morgan Stanley Capital Services LLC	4,000,000 USD	(473,523)	—	(473,523)
Receives	3-Month USD LIBOR	2.05%	6M/3M	11/30/2024	Morgan Stanley Capital Services LLC	5,000,000 USD	(358,458)	—	(358,458)
Receives	3-Month USD LIBOR	2.18%	6M/3M	06/26/2027	Morgan Stanley & Co. LLC	2,100,000 USD	(234,649)	11,201	(245,850)
Receives	3-Month USD LIBOR	2.22%	6M/3M	09/29/2024	Morgan Stanley Capital Services LLC	2,000,000 USD	(155,512)	—	(155,512)
Receives	3-Month USD LIBOR	2.27%	6M/3M	01/25/2026	Morgan Stanley & Co. LLC	2,000,000 USD	(196,159)	—	(196,159)
Receives	3-Month USD LIBOR	2.28%	6M/3M	04/25/2026	Morgan Stanley Capital Services LLC	6,397,000 USD	(660,199)	(660,786)	587
Receives	3-Month USD LIBOR	2.30%	6M/3M	01/26/2025	Morgan Stanley & Co. LLC	900,000 USD	(76,732)	4,800	(81,532)
Receives	3-Month USD LIBOR	2.33%	6M/3M	08/25/2025	Morgan Stanley & Co. LLC	35,250,000 USD	(3,371,044)	229,547	(3,600,591)
Receives	3-Month USD LIBOR	2.34%	6M/3M	01/25/2027	Morgan Stanley & Co. LLC	1,000,000 USD	(116,200)	—	(116,200)
Receives	3-Month USD LIBOR	2.35%	6M/3M	11/8/2024	Morgan Stanley Capital Services LLC	4,000,000 USD	(339,602)	—	(339,602)
Receives	3-Month USD LIBOR	2.37%	6M/3M	11/1/2024	Morgan Stanley Capital Services LLC	2,000,000 USD	(170,794)	—	(170,794)
Receives	3-Month USD LIBOR	2.37%	6M/3M	11/24/2028	Morgan Stanley Capital Services LLC	2,000,000 USD	(290,681)	—	(290,681)
Receives	3-Month USD LIBOR	2.38%	6M/3M	10/5/2023	Morgan Stanley Capital Services LLC	3,000,000 USD	(202,183)	—	(202,183)
Receives	3-Month USD LIBOR	2.39%	6M/3M	11/16/2028	Morgan Stanley Capital Services LLC	4,000,000 USD	(585,928)	—	(585,928)
Receives	3-Month USD LIBOR	2.40%	6M/3M	01/25/2027	Morgan Stanley & Co. LLC	2,900,000 USD	(348,546)	24,111	(372,657)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	3-Month USD LIBOR	2.41%	6M/3M	02/27/2027	Morgan Stanley & Co. LLC	2,300,000 USD	$(281,570)	$—	$(281,570)
Receives	3-Month USD LIBOR	2.41%	6M/3M	12/22/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	50,000,000 USD	(2,708,028)	—	(2,708,028)
Receives	3-Month USD LIBOR	2.42%	6M/3M	09/22/2024	Morgan Stanley Capital Services LLC	2,000,000 USD	(173,371)	—	(173,371)
Receives	3-Month USD LIBOR	2.42%	6M/3M	10/24/2024	Morgan Stanley Capital Services LLC	2,000,000 USD	(175,275)	—	(175,275)
Receives	3-Month USD LIBOR	2.43%	6M/3M	10/11/2026	Citibank, N.A.	3,000,000 USD	(359,307)	—	(359,307)
Receives	3-Month USD LIBOR	2.44%	6M/3M	04/25/2026	Morgan Stanley Capital Services LLC	6,534,000 USD	(736,233)	(736,917)	684
Receives	3-Month USD LIBOR	2.45%	6M/3M	10/18/2024	Morgan Stanley Capital Services LLC	4,000,000 USD	(354,065)	—	(354,065)
Receives	3-Month USD LIBOR	2.53%	6M/3M	09/25/2024	Morgan Stanley & Co. LLC	2,130,000 USD	(194,596)	—	(194,596)
Receives	3-Month USD LIBOR	2.58%	6M/3M	08/5/2025	Morgan Stanley Capital Services LLC	7,000,000 USD	(759,984)	—	(759,984)
Receives	3-Month USD LIBOR	2.58%	6M/3M	03/27/2027	Morgan Stanley & Co. LLC	300,000 USD	(40,905)	—	(40,905)
Receives	3-Month USD LIBOR	2.61%	6M/3M	02/25/2026	Morgan Stanley & Co. LLC	2,300,000 USD	(276,859)	—	(276,859)
Receives	3-Month USD LIBOR	2.62%	6M/3M	04/25/2026	Morgan Stanley Capital Services LLC	522,000 USD	(64,676)	(59,315)	(5,361)
Receives	3-Month USD LIBOR	2.67%	6M/3M	09/13/2028	Morgan Stanley Capital Services LLC	2,500,000 USD	(423,950)	—	(423,950)
Receives	3-Month USD LIBOR	2.72%	6M/3M	09/8/2028	Citibank, N.A.	1,000,000 USD	(172,282)	—	(172,282)
Receives	3-Month USD LIBOR	2.72%	6M/3M	08/8/2028	Morgan Stanley Capital Services LLC	3,000,000 USD	(510,081)	—	(510,081)
Receives	3-Month USD LIBOR	2.83%	6M/3M	02/26/2025	Morgan Stanley Capital Services LLC	1,496,000 USD	(168,836)	(171,226)	2,390

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

The Fund Pays/ Receives Floating Rate	Floating Rate Index	Fixed Rate	Pay/ Receive Payment Frequency	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Receives	3-Month USD LIBOR	2.83%	6M/3M	07/29/2029	Morgan Stanley Capital Services LLC	3,000,000 USD	$(590,787)	$—	$(590,787)
Receives	3-Month USD LIBOR	2.90%	6M/3M	03/27/2026	Merrill Lynch, Pierce, Fenner & Smith, Inc.	20,000,000 USD	(2,798,007)	—	(2,798,007)
Receives	3-Month USD LIBOR	3.02%	6M/3M	09/25/2025	Morgan Stanley & Co. LLC	2,000,000 USD	(271,150)	—	(271,150)
Receives	3-Month USD LIBOR	3.08%	6M/3M	04/30/2027	Merrill Lynch, Pierce, Fenner & Smith, Inc.	20,000,000 USD	(3,467,860)	—	(3,467,860)
Receives	3-Month USD LIBOR	3.15%	6M/3M	05/21/2022	Merrill Lynch, Pierce, Fenner & Smith, Inc.	20,000,000 USD	(1,146,904)	—	(1,146,904)
Receives	3-Month USD LIBOR	3.21%	6M/3M	05/25/2033	Morgan Stanley & Co. LLC	2,000,000 USD	(442,446)	(1,053)	(441,393)

Total Centrally Cleared Interest Rate Swaps Outstanding							$(25,370,023)	$(1,455,376)	$(23,914,647)

Abbreviation Legend:
1Y	Yearly
7D	7 Days
28D	28 Days
3M	Quarterly
6M	Semi-Annually
ADR	American Depository Receipt
BADLARPP	BADLAR Private Banks
CBOT	Chicago Board of Trade
CDE	Montreal Exchange
CME	Chicago Mercantile Exchange
COMEX	Commodities Exchange Center
CNRR007	China Reverse Repo Rate
Eurex	Eurex Exchange
EURIBOR	Euro Interbank Offered Rate
Euronext	Euronext Paris
HKFE	Hong Kong Futures Exchange Ltd.
ICE	Ice Futures Europe
IDEM	Italian Derivatives Exchange Market
ISE	Istanbul Stock Exchange
KRX FM	Korea Exchange (Futures Market)
LIBOR	London Interbank Offered Rate
LME	London Metal Exchange
M	Monthly

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Schedule of Investments (Continued)

March 31, 2020

MTN	Medium Term Note
MYX	Bursa Malaysia
Nasdaq-OMX	NASDAQ OMX Stockholm
NYMEX	New York Mercantile Exchange
OSE	Osaka Exchange
OTC	Over the Counter
PIK	Payment in Kind
REG S	Regulation-S
REIT	Real Estate Investment Trust
SFE	ASX Trade24
SGX	Singapore Exchange
T	At Maturity
TFEX	Thailand Futures Exchange
Currency Legend:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
CNY	Chinese Yuan
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Assets and Liabilities

As of March 31, 2020

Assets:
Investments in securities, at fair value (cost $6,325,981,492)	$5,475,400,062
Cash	2,190,708,712
Cash denominated in foreign currencies (cost of $106,522,841)	107,676,816
Segregated cash balance with broker for securities sold short	266,496,311
Segregated cash balance with custodian for derivative financial instruments	80,535,000
Segregated cash balance with counterparties for futures contracts	42,682,963
Segregated cash balance with counterparties for centrally cleared derivatives	32,176,492
Segregated cash balance with counterparties for OTC derivatives	47,125,548
Segregated cash balance with broker for TBAs	1,770,000
Segregated cash balance with counterparties for reverse repurchase agreements	187,387,326
Unrealized appreciation on forward foreign currency exchange contracts	24,598,059
Income receivable	35,791,227
Receivable for investments sold	425,891,992
Receivable for Fund shares sold	6,481,271
Receivable for periodic payments from swap contracts	4,366,214
Variation margin receivable on futures	66,508,804
Variation margin receivable on centrally cleared swaps	6,337,975
Swap contracts, at fair value (net premiums paid $51,189,569)	120,803,803
Prepaid expenses and other assets	147,723

Total assets	9,122,886,298

Liabilities:
Securities sold short, at fair value (proceeds of $438,971,758)	360,778,030
Cash received as collateral from custodian for derivative financial instruments	9,050,000
Cash received as collateral from counterparty for centrally cleared derivatives	18,874,845
Cash received as collateral for swaps and reverse repurchase agreements	1,720,503
Cash received as collateral from counterparty for OTC derivatives	9,035,000
Options written, at fair value (premiums received $15,465,229)	12,181,950
Unrealized depreciation on forward foreign currency exchange contracts	11,998,355
Payable for reverse repurchase agreements	1,165,443,991
Payable for investments purchased	715,892,721
Payable for Fund shares redeemed	38,349,057
Payable for periodic payments from swap contracts	32,938,195
Variation margin payable on futures	11,404,815
Variation margin payable on centrally cleared swaps	37,329,542
Swap contracts, at fair value (net premiums received $24,803,462)	118,881,038
Dividend and interest income payable on securities sold short	1,454,355
Management fee payable	36,453,291
Accrued expenses and other liabilities	12,829,058

Total liabilities	2,594,614,746

Net assets	$6,528,271,552

Net Assets Consist of:
Paid-in capital	$7,780,408,964
Total distributable earnings (loss)	(1,252,137,412)

Net assets	$6,528,271,552

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Assets and Liabilities (Continued)

As of March 31, 2020

Net Asset Value:
Class I Shares
Net Assets	$4,734,371,836
Class I Shares outstanding, no par value, unlimited shares authorized	521,138,289

Net asset value per share	$9.08

Class D Shares
Net Assets	$40,986,710
Class D Shares outstanding, no par value, unlimited shares authorized	4,504,458

Net asset value per share	$9.10

Class Y Shares
Net Assets	$1,752,913,006
Class Y Shares outstanding, no par value, unlimited shares authorized	194,437,258

Net asset value per share	$9.02

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Operations

For the Year Ended March 31, 2020

Investment Income:
Interest (including net foreign taxes withheld of $1,252)	$274,990,454
Dividends (including net foreign taxes withheld of $2,693,734)	40,421,007
Stock borrow rebates	16,726,941

Total income	332,138,402

Expenses:
Management fees	$145,393,794
Administration fees	5,721,283
Custodian fees	2,596,322
Trustees’ fees	822,001
Distribution fees — Class D	136,991
Shareholder service fees	5,218,667
Registration fees	317,563
Printing and postage fees	809,421
Professional fees	6,325,799
Dividends and interest on securities sold short	29,963,493
Line of credit fee	1,148,022
Interest fees	18,756,833
Other	290,116

Total expenses	217,500,305

Net investment income	114,638,097

Net Realized and Unrealized Gain (Loss):
Net realized loss on investments in securities	(338,668,554)
Net realized gain on securities sold short	225,761,957
Net realized gain on forward foreign currency exchange contracts	9,637,963
Net realized loss on foreign currency transactions	(9,318,525)
Net realized loss on futures contracts	(29,890,068)
Net realized loss on options written	(18,540,552)
Net realized gain on swap contracts	25,770,151
Net change in unrealized depreciation on investments in securities	(1,021,332,085)
Net change in unrealized appreciation on securities sold short	94,661,341
Net change in unrealized appreciation on forward foreign currency exchange contracts	12,975,511
Net change in unrealized depreciation on foreign currency translations	(691,709)
Net change in unrealized depreciation on futures contracts	(2,726,088)
Net change in unrealized appreciation on options written	3,023,907
Net change in unrealized depreciation on swap contracts	(54,021,465)
Net change in unrealized appreciation on unfunded loan commitments	1,749

Net realized and unrealized loss	(1,103,356,467)

Net decrease in net assets resulting from operations	$(988,718,370)

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Changes in Net Assets

	Year Ended 3/31/2020	Year Ended 3/31/2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$114,638,097	$59,622,837
Net realized gain (loss)	(135,247,628)	238,240,068
Net change in unrealized depreciation	(968,108,839)	(110,055,438)

Net increase (decrease) in net assets resulting from operations	(988,718,370)	187,807,467

Distributions:
Distributions from earnings
Class I Shares	(213,950,691)	(97,132,171)
Class D Shares	(1,248,825)	(4,863,507)
Class Y Shares	(78,417,862)	(29,941,933)

Total distributions to shareholders	(293,617,378)	(131,937,611)

Capital Transactions:
Shareholder subscriptions:
Proceeds from sale of Class I Shares	2,159,651,178	1,922,314,057
Proceeds from sale of Class D Shares	24,881,951	140,535,776
Proceeds from sale of Class Y Shares	1,157,789,108	1,207,817,191
Shareholder reinvestments:
Net asset value of Class I Shares issued to shareholders in payment of distributions declared	147,096,547	61,802,915
Net asset value of Class D Shares issued to shareholders in payment of distributions declared	1,173,636	4,825,098
Net asset value of Class Y Shares issued to shareholders in payment of distributions declared	78,217,640	29,854,743
Shareholder redemptions:
Cost of Class I Shares redeemed	(1,919,545,972)	(1,824,716,261)
Cost of Class D Shares redeemed	(276,004,337)	(80,401,578)
Cost of Class Y Shares redeemed	(772,106,834)	(312,461,562)

Net increase in net assets resulting from capital transactions	601,152,917	1,149,570,379

Net decrease in net assets	(681,182,831)	1,205,440,235

Net Assets:
Beginning of period	7,209,454,383	6,004,014,148

End of period	$6,528,271,552	$7,209,454,383

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Changes in Net Assets (Continued)

	Year Ended 3/31/2020	Year Ended 3/31/2019
Share Transactions:
Class I Shares
Beginning of period	491,804,552	477,029,167
Shares issued	200,846,060	180,341,853
Reinvestment in Shares	13,798,925	5,948,308
Shares redeemed	(185,311,248)	(171,514,776)

Net change in shares resulting from share transactions	29,333,737	14,775,385

End of period	521,138,289	491,804,552

Class D Shares
Beginning of period	27,686,086	21,571,025
Shares issued	2,332,799	13,214,635
Reinvestment in Shares	109,891	465,264
Shares redeemed	(25,624,318)	(7,564,838)

Net change in shares resulting from share transactions	(23,181,628)	6,115,061

End of period	4,504,458	27,686,086

Class Y Shares
Beginning of period	151,628,621	64,824,921
Shares issued	108,074,404	113,598,533
Reinvestment in Shares	7,399,966	2,895,707
Shares redeemed	(72,665,733)	(29,690,540)

Net change in shares resulting from share transactions	42,808,637	86,803,700

End of period	194,437,258	151,628,621

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2020

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(988,718,370)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments in securities	(13,323,048,243)
Proceeds from disposition of investments in securities	14,548,683,643
Proceeds from securities sold short	4,801,845,616
Payments to cover securities sold short	(5,682,450,193)
Short-term investments, net	(217,798,591)
Premiums paid on closing options written	(22,961,553)
Proceeds from premiums received from options written	19,062,452
Net realized loss on investments in securities	338,668,554
Net realized gain on securities sold short	(225,761,957)
Net realized loss on options written	18,540,552
Net realized gain on reverse repurchase agreements	(74,384)
Net change in accretion of bond discount and amortization of bond and swap premium	(12,976,679)
Net change in unrealized depreciation on investments in securities	1,021,332,085
Net change in unrealized appreciation on securities sold short	(94,661,341)
Net change in unrealized appreciation on options written	(3,023,907)
Net change in unrealized appreciation on reverse repurchase agreements	(3,657,862)
Changes in assets and liabilities:
(Increase) decrease in assets:
Unrealized appreciation on forward foreign currency exchange contracts	(21,134,183)
Income receivable	12,134,812
Receivable for periodic payments from swap contracts	4,283,565
Variation margin receivable on futures	(11,954,515)
Variation margin receivable on centrally cleared swaps	40,548,738
Swap contracts, at fair value	(89,698,538)
Prepaid expenses and other assets	30,825
Increase (decrease) in liabilities:
Cash received as collateral for swaps and reverse repurchase agreements	1,720,503
Cash received as collateral from custodian for derivative financial instruments	6,740,000
Cash received as collateral from counterparty for OTC derivatives	4,291,550
Cash received as collateral from counterparty for centrally cleared derivatives	18,874,845
Cash received as collateral from broker for TBAs	(2,055,508)
Unrealized depreciation on forward foreign currency exchange contracts	8,158,672
Swap contracts, at fair value	66,610,839
Variation margin payable on futures	5,980,661
Variation margin payable on centrally cleared swaps	36,510,942
Payable for periodic payments from swap contracts	26,729,463
Dividend and interest income payable on securities sold short	(89,852)
Interest payable on reverse repurchase agreements	(190,784)
Change in unrealized on unfunded loan	(1,749)
Management fee payable	4,153,591
Accrued expenses and other liabilities	(3,719,095)

Net cash provided by operating activities	$280,924,604

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Statement of Cash Flows (Continued)

For the Year Ended March 31, 2020

Cash Flows from Financing Activities
Proceeds from shares sold	$3,347,815,316
Cost of shares repurchased	(2,934,995,837)
Proceeds from reverse repurchase agreements	7,561,889,927
Repayment of reverse repurchase agreements	(7,116,470,768)
Distributions paid (net of reinvestment)	(67,129,555)

Net cash provided by financing activities	791,109,083

Net increase (decrease) in unrestricted and restricted cash and foreign currency	1,072,033,687
Unrestricted and restricted cash and foreign currency, beginning of period	1,884,525,481

Unrestricted and restricted cash and foreign currency, end of period	$2,956,559,168

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$19,054,324

Non-Cash Financing Activities
Capital shares issued in reinvestment of distribution	$226,487,823

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities

	Year Ended March 31, 2020	Year Ended March 31, 2019
Cash	$2,190,708,712	$91,020,507
Foreign currency at value	107,676,816	92,074,376
Cash Pledged
Securities sold short	266,496,311	1,387,470,682
Derivative financial instruments	80,535,000	33,891,000
Futures contracts	42,682,963	190,517,239
Centrally cleared derivatives	32,176,492	81,936,051
OTC derivatives	47,125,548	5,229,647
TBAs	1,770,000	—
Reverse repurchase agreements	187,387,326	2,385,979

	$2,956,559,168	$1,884,525,481

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Financial Highlights

(For Shares Outstanding Throughout the Period)

	Class I
	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2016
Net Asset Value, Beginning of Period	$10.76	$10.67	$10.56	$9.82	$10.38
Income From Investment Operations:
Net investment income (loss)[1]	0.15	0.10	0.01	0.07	(0.05)
Net realized and unrealized gain (loss)	(1.44)	0.19	0.31	0.72	(0.26)

Total From Investment Operations	(1.29)	0.29	0.32	0.79	(0.31)

Less Distributions to Shareholders:
From net investment income	(0.21)	(0.13)	(0.08)	(0.05)	(0.01)
From net realized capital gains	(0.18)	(0.07)	(0.13)	—	(0.24)

Total Distributions	(0.39)	(0.20)	(0.21)	(0.05)	(0.25)

Net Asset Value, End of Period	$9.08	$10.76	$10.67	$10.56	$9.82

Total Return	(12.32)%	2.76%	3.06%	8.03%	(3.01)%

Ratios to Average Net Assets:[2]
Total expenses before recoupment (reimbursement) from Investment Adviser	0.94%	1.33%	0.89%	1.15%	1.30%
Management Fees	1.85%	1.86%	1.88%	1.88%	1.92%
Recoupment (reimbursement) from Investment Adviser	—	—	—	—	0.05%

Net expenses after recoupment (reimbursement) from Investment Adviser	2.79%	3.19%	2.77%	3.03%	3.27%
Excluded expenses[3]	(0.65)%	(1.00)%	(0.57)%	(0.81)%	(0.93)%

Expenses, net of impact of excluded expenses	2.14%	2.19%	2.20%	2.22%	2.34%

Net investment income (loss)	1.43%	0.94%	0.13%	0.71%	(0.45)%

Supplemental Data:
Net assets, end of period (in thousands)	$4,734,372	$5,292,572	$5,088,031	$3,597,704	$3,921,027
Portfolio turnover	193%	203%	300%	237%	172%

[1]	Calculated using average shares outstanding during the period.
[2]	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Fund.
[3]	Represents expenses excluded from reimbursement by the Investment Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 7.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Financial Highlights

(For Shares Outstanding Throughout the Period)

	Class D
	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2016
Net Asset Value, Beginning of Period	$10.73	$10.64	$10.53	$9.81	$10.38
Income From Investment Operations:
Net investment income (loss)[1]	0.13	0.06	(0.03)	0.05	(0.07)
Net realized and unrealized gain (loss)	(1.46)	0.20	0.30	0.70	(0.26)

Total From Investment Operations	(1.33)	0.26	0.27	0.75	(0.33)

Less Distributions to Shareholders:
From net investment income	(0.12)	(0.10)	(0.03)	(0.03)	—
From net realized capital gains	(0.18)	(0.07)	(0.13)	—	(0.24)

Total Distributions	(0.30)	(0.17)	(0.16)	(0.03)	(0.24)

Net Asset Value, End of Period	$9.10	$10.73	$10.64	$10.53	$9.81

Total Return	(12.60)%	2.50%	2.60%	7.70%	(3.22)%

Ratios to Average Net Assets:[2]
Total expenses before recoupment (reimbursement) from Investment Adviser	1.18%	1.71%	1.27%	1.40%	1.55%
Management Fees	1.85%	1.86%	1.88%	1.88%	1.92%
Recoupment (reimbursement) from Investment Adviser	—	—	—	—	0.02%

Net expenses after recoupment (reimbursement) from Investment Adviser	3.03%	3.57%	3.15%	3.28%	3.49%
Excluded expenses[3]	(0.90)%	(1.29)%	(0.81)%	(1.06)%	(1.18)%

Expenses, net of impact of excluded expenses	2.13%	2.28%	2.34%	2.22%	2.31%

Net investment income (loss)	1.19%	0.57%	(0.26)%	0.48%	(0.66)%

Supplemental Data:
Net assets, end of period (in thousands)	$40,987	$297,086	$229,593	$316,243	$22,811
Portfolio turnover	193%	203%	300%	237%	172%

[1]	Calculated using average shares outstanding during the period.
[2]	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Fund.
[3]	Represents expenses excluded from reimbursement by the Investment Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 7.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Consolidated Financial Highlights

(For Shares Outstanding Throughout the Period)

	Class Y
	Year Ended 3/31/2020	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2017	Year Ended 3/31/2016
Net Asset Value, Beginning of Period	$10.68	$10.59	$10.48	$9.75	$10.29
Income From Investment Operations:
Net investment income (loss)[1]	0.16	0.09	0.02	0.08	(0.03)
Net realized and unrealized gain (loss)	(1.42)	0.21	0.31	0.71	(0.25)

Total From Investment Operations	(1.26)	0.30	0.33	0.79	(0.28)

Less Distributions to Shareholders:
From net investment income	(0.22)	(0.14)	(0.09)	(0.06)	(0.02)
From net realized capital gains	(0.18)	(0.07)	(0.13)	—	(0.24)

Total Distributions	(0.40)	(0.21)	(0.22)	(0.06)	(0.26)

Net Asset Value, End of Period	$9.02	$10.68	$10.59	$10.48	$9.75

Total Return	(12.25)%	2.85%	3.17%	8.10%	(2.90)%

Ratios to Average Net Assets:[2]
Total expenses before recoupment (reimbursement) from Investment Adviser	0.83%	1.39%	0.79%	1.05%	1.20%
Management Fees	1.85%	1.86%	1.88%	1.88%	1.92%
Recoupment (reimbursement) from Investment Adviser	—	—	—	—	0.00%[3]

Net expenses after recoupment (reimbursement) from Investment Adviser	2.68%	3.25%	2.67%	2.93%	3.12%
Excluded expenses[4]	(0.62)%	(1.13)%	(0.57)%	(0.81)%	(0.92)%

Expenses, net of impact of excluded expenses	2.06%	2.12%	2.10%	2.12%	2.20%

Net investment income (loss)	1.54%	0.89%	0.23%	0.78%	(0.34)%

Supplemental Data:
Net assets, end of period (in thousands)	$1,752,913	$1,619,797	$686,390	$432,327	$339,613
Portfolio turnover	193%	203%	300%	237%	172%

[1]	Calculated using average shares outstanding during the period.
[2]	The ratios do not reflect the Fund’s share of the income and expenses of the underlying Investee Fund.
[3]	Represents less than 0.01%.
[4]	Represents expenses excluded from reimbursement by the Investment Adviser, as defined in the Expense Limitation and Reimbursement Agreement. See Note 7.

See Notes to Consolidated Financial Statements.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements

For the Year Ended March 31, 2020

1. Organization

Blackstone Alternative Investment Funds (the “Trust”) is a Massachusetts business trust authorized to issue an unlimited number of shares of beneficial interest, which may be divided into different series and classes. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). During the year ended March 31, 2020, the Trust consisted of a single series, Blackstone Alternative Multi-Strategy Fund (the “Fund”). The Fund commenced operations offering Class I Shares on June 16, 2014. The Fund also offers Class D Shares, Class Y Shares and Class R Shares. Class D Shares and Class Y Shares commenced operations on November 17, 2014 and January 28, 2015, respectively. As of March 31, 2020, the Fund had not issued any Class R Shares. The Fund operates as a diversified open-end investment company as defined in the 1940 Act.

The investment adviser of the Fund is Blackstone Alternative Investment Advisors LLC (“BAIA” or the “Investment Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member a “Trustee”) of the Trust supervises the conduct of the Fund’s affairs and has engaged BAIA to manage the Fund’s day-to-day investment activities pursuant to an investment management agreement. The Fund’s investment objective is to seek capital appreciation. In pursuing the Fund’s investment objective, the Investment Adviser focuses on the mitigation of market risk and seeks to maintain an investment portfolio with, on average, lower volatility relative to the broader equity markets. The Investment Adviser seeks to achieve the Fund’s objectives by allocating the Fund’s assets among a variety of non-traditional, or “alternative,” investment strategies. The Investment Adviser determines the allocations of the Fund’s assets and allocates a majority of the Fund’s assets among the sub-advisers (the “Sub-Advisers”) with experience managing alternative investment strategies and among investment funds. The Investment Adviser also manages a portion of the Fund’s assets directly and, from time to time, may instruct Sub-Advisers with respect to particular investments. The Investment Adviser may allocate the Fund’s assets among discretionary and non-discretionary Sub-Advisers. Each discretionary Sub-Adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Investment Adviser allocates to it. Each non-discretionary Sub-Adviser is responsible for providing the Investment Adviser with a model portfolio for the assets allocated to it to be implemented by the Investment Adviser in its discretion. The Investment Adviser has the ultimate responsibility to oversee each Sub-Adviser (subject to the oversight of the Board). The Adviser also is responsible for recommending the hiring, termination, and replacement of Sub-Advisers.

The Fund’s assets may be invested in three wholly-owned and controlled subsidiaries of the Fund (collectively, the “Subsidiaries”), each of which has the same investment objective as the Fund. One of the Fund’s Subsidiaries, Blackstone Alternative Multi-Strategy Sub Fund II Ltd. (the “Cayman Subsidiary”), is a Cayman Islands exempted company. Both of the other Subsidiaries, Blackstone Alternative Multi-Strategy Sub Fund III L.L.C. (the “Domestic Subsidiary III”) and Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (the “Domestic Subsidiary IV”), are Delaware limited liability companies. The Cayman Subsidiary invests, directly or indirectly through the use of derivatives, in securities and commodity interests. The Domestic Subsidiary III and the Domestic Subsidiary IV invest, directly or indirectly through the use of derivatives, almost entirely in securities (with only de minimis exposure to commodity interests). The consolidated financial statements include the financial statements of the Fund and the three Subsidiaries. Except where context otherwise requires, the term “Fund” refers to the Fund together with the applicable Subsidiaries.

The Fund and the Cayman Subsidiary are each a commodity pool subject to regulation by the Commodity Futures Trading Commission (“CFTC”). BAIA, the commodity pool operator of the Fund and the Cayman Subsidiary, is registered as such with the CFTC, but has claimed relief under Rules 4.12(c)(3) and 4.7 under the Commodity Exchange Act (“CEA”), respectively, from certain disclosure, reporting, and recordkeeping

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

requirements otherwise applicable to commodity pools. Neither the Domestic Subsidiary III nor the Domestic Subsidiary IV intends to invest more than a de minimis level of its net assets in “commodity interests” (as defined under the CEA). Accordingly, BAIA is relying on CFTC No-Action Letter 12-38 with respect to the Domestic Subsidiary III and has claimed an exemption under Rule 4.13(a)(3) from registration as a commodity pool operator with respect to the Domestic Subsidiary IV.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Fund.

2. Basis of Presentation

The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars, except as otherwise noted. The preparation of consolidated financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of income and expenses during the period. Actual results could differ from these estimates and these differences could be material.

The Fund is an investment company in accordance with Accounting Standards Codification 946, Financial Services—Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.

Consolidation

The Fund consolidates its investment in the Subsidiaries. Accordingly, the consolidated financial statements include the assets and liabilities and the results of operations of the Subsidiaries. All material intercompany balances and transactions have been eliminated.

3. Significant Accounting Policies

Valuation Policy

The net asset value (“NAV”) of the Fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time) on each day that the NYSE is open for business (a “Business Day”).

For purposes of calculating the NAV for each class of shares, the Fund values its investments in securities, securities sold short, derivative financial instruments and other investments at fair value. The Board has established procedures for determining the fair value of securities, including securities sold short, derivative financial instruments and other investments (together, the “investments”) (the “Valuation Procedures”). The Board has delegated to the Investment Adviser day-to-day responsibility for implementing the Valuation Procedures. The Investment Adviser’s management has formed the Fair Value Committee (the “FVC”), to which the Board has delegated responsibility for providing oversight of the valuation and pricing function of the Fund for all investments. Pursuant to the Valuation Procedures, if market quotations are not readily available (or are otherwise not reliable for a particular investment), the fair value will be determined by the FVC in good faith, and such determinations will be reported to the Board. Due to the inherent uncertainty, estimates of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker-dealer quotations), including where events occur after the close of the relevant market, but prior to the close of the NYSE, that materially affect the value of the Fund’s investments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the FVC and the Investment Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s investments and for determining whether the value of the applicable investments should be re-evaluated in light of such significant events. There were no instances of such determination made during the year ended March 31, 2020.

COVID-19 and Global Economic and Market Conditions

During March of 2020, the World Health Organization designated the global outbreak of COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the outbreak continues to rapidly evolve, and many countries have instituted quarantines and restrictions on travel, closed financial markets and/or restricted trading, and closed or limited hours of operations of non-essential businesses. Such actions are creating severe economic contraction and adversely impacting many industries.

The continued rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on financial market and economic conditions. The estimates and assumptions underlying these consolidated financial statements are based on the information available as of March 31, 2020, including judgments about the ultimate adverse impact of COVID-19 on financial market and economic conditions which may change substantially over time.

Fair Value Measurements

Fair value guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in Level 3. The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement:

Level 1 – quoted prices are available in active markets for identical investments as of the measurement date. The Fund does not adjust the quoted price for these investments.

The types of investments categorized within Level 1 generally include actively traded domestic and certain foreign equity securities, short-term investments and derivative financial instruments actively traded on recognized exchanges.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

Level 2 – quoted prices are available in markets that are not active or model inputs are based on inputs that are either directly or indirectly observable as of the measurement date.

The types of investments categorized within Level 2 generally include certain foreign equities; fixed income securities including corporate and convertible bonds, loans, trade claims, sovereign debt obligations, U.S. Treasury obligations, and asset-backed and mortgage-backed securities; over-the-counter (“OTC”) derivative financial instruments such as total return swaps, interest rate swaps, credit default swaps, OTC options; and forward foreign currency exchange contracts (“Forwards”).

Level 3 – pricing inputs are unobservable and include instances where there is little, if any, market activity for the investment. Inputs reflect the best estimate of what market participants would use in determining fair value of investments as of the measurement date.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the fair value hierarchy.

Level 3 investments are valued by broker quotes, fair value models, or pricing services that may employ valuation techniques with unobservable inputs. At March 31, 2020, the total fair value of Level 3 investments was $256,072,135. The appropriateness of fair values for these securities are monitored on an ongoing basis, including through backtesting, pricing due diligence, unchanged price review, use of specialists, and consideration of macro security specific events.

Where appropriate, the accounting for Blackstone’s investments incorporates the changes in fair value of those investments as determined under U.S. GAAP. The decrease in Fund investments for the year ended March 31, 2020 was primarily from the unrealized depreciation in the fair value of underlying investments driven by the impact of COVID-19 and energy market dislocation. The significant inputs and assumptions required to determine the change in fair value of the investments of the Fund are discussed in more detail below.

A description of the valuation techniques applied to the Fund’s major categories of investments measured at fair value on a recurring basis are as follows:

Exchange-Traded Securities

Equity securities, including common stock, listed preferred stock, exchange-traded funds, special purpose acquisition companies, and derivative financial instruments, such as futures contracts and option contracts, that are traded on a recognized securities exchange or on the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sales price (or the official closing price of certain foreign exchanges) or the NASDAQ official closing price, as applicable. For securities traded on more than one exchange, the last reported sales price on the exchange where the security is primarily traded is used. To the extent these securities and derivative financial instruments are actively traded and adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy.

The Fund may use a third-party fair valuation service provider to value foreign equity securities that are primarily traded outside of North America and South America. The third-party fair valuation service provider calculates a factor (“Fair Value Factor”) that is applied to adjust the last price of each such security in the event that there is movement in excess of a specified trigger (“Fair Value Trigger”), as measured by the movement between the prior close and the current close of the U.S. market. Foreign equities for which the last price has been adjusted by such factor will generally be categorized as Level 2 within the fair value hierarchy. As of March 31, 2020, certain foreign equity securities were classified as Level 2 since a Fair Value Factor was applied to the prices of these securities.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

Short-Term Investments

The Fund considers short-term, highly liquid investments with original maturities of 90 days or less when acquired to be short-term investments. At March 31, 2020, the Fund had $1,617,265 invested in Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio (MSUXX). Investments in money market funds are categorized as Level 1 within the fair value hierarchy and are valued at net asset value.

Derivative Financial Instruments

OTC derivative financial instruments, such as Forwards, OTC options contracts, or swap agreements, derive their value from underlying referenced instruments or obligations, indices, reference rates, and other inputs or a combination thereof. These contracts are normally valued by pricing service providers or based on broker-dealer quotations. Depending on the nature of the instruments and the terms of the transaction, the value of OTC derivative financial instruments can be estimated by a pricing service provider using a series of techniques, including industry standard pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, yield curves, dividends and exchange rates. Derivative financial instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the clearing exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

Fixed Income Securities

Fixed income securities, including corporate and convertible bonds, U.S. government sponsored agency securities, municipal bonds, U.S. Treasury obligations, foreign debt obligations, and bank debt are normally valued by pricing service providers on the basis of last available bid price or ask price for securities sold short. In determining the value of a particular investment, pricing service providers may use broker-dealer quotations, reported trades, or valuation estimates from their internal pricing models to determine the reported price that consider observable inputs. The pricing service providers’ internal models use observable inputs such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage-related securities (“MBS”) and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. MBS and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Investments in Investee Funds

The fair value of investments in unaffiliated hedge funds (collectively, the “Investee Funds”) is generally determined using the reported net asset value per share of the Investee Fund, or its equivalent, as a practical expedient for fair value, unless the investment in the Investee Fund is traded on a recognized securities exchange and a quoted price is available as of the measurement date. If the Investee Fund is not traded on an

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

exchange, the Fund may, as a practical expedient, estimate the fair value of an Investee Fund based on the reported net asset value per share or its equivalent if the reported net asset value per share or its equivalent of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies, in accordance with ASC 946.

Securities and Other Investments

Bank Debt

The Fund may invest in bank debt including, for example, corporate loans, trade claims, loan participations, direct debt, revolvers, bank loans, and bridge loans. The Fund invests in loans through novations, assignments, and participation interests. In a novation, the Fund typically assumes all of the rights of a lending institution, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When the Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If the Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third-party and the Fund typically will have a contractual relationship only with the third-party loan investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third-party. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Certain types of bank debt may have an associated partially funded or unfunded commitment. The unfunded commitments may or may not be funded by the Fund. At March 31, 2020, the Fund had no outstanding commitments.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in MBS (residential and commercial) and other ABS. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, residential mortgage-backed securities, collateralized debt obligations, collateralized loan obligations, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. MBS and other ABS represent interests in pools of mortgages, loans or other assets. MBS are created from pools of residential or commercial mortgage loans, including loans made by savings and loans institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment that consists of principal and/or interest payments. Interest payments may be determined by fixed or adjustable rates. MBS and ABS are subject to credit, interest rate, valuation, liquidity, prepayment and extension risks.

Securities Sold Short

The Fund may sell securities short (a “Short Sale”). A Short Sale is a transaction whereby the Fund sells securities it does not own in anticipation of a decline in the market price of those securities, whereby the Fund’s broker will execute a borrow transaction to deliver the securities resulting from the Fund’s Short Sale. The Fund is obligated to repurchase the securities at the market price at the time of replacement. The Fund’s obligations to replace the securities in connection with a Short Sale are secured by collateral.

Upon entering into a Short Sale, the Fund establishes a liability which is recorded as securities sold short in the Consolidated Statement of Assets and Liabilities to represent securities due under the Short Sale

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

agreement. The Fund is liable to pay any dividends declared and/or interest income earned during the period the Short Sale is open. These dividends and interest are recorded as dividend and interest expense on securities sold short in the Consolidated Statement of Operations.

Investment Transactions and Related Investment Income

Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as of the date notified. Interest income, which includes amortization of premiums and accretion of discounts on non-defaulted fixed income securities, is recorded on an accrual basis and is accrued daily. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Allocation of Income and Expenses

The Fund uses the adjusted prior day net assets for each class of shares, adjusted for capital activity, to allocate Fund-level income and expenses and unrealized capital gains and losses pro-rata to each class of shares. Class-specific income and expenses are allocated directly to the applicable class.

Cash

At March 31, 2020, the Fund had $2,190,708,712 in domestic cash and $107,676,816 in foreign cash held at State Street Bank and Trust.

Foreign Currency

The functional currency of the Fund is the U.S. dollar. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing prices of such currencies on each Business Day. Purchases and sales of investments and income and expenses are translated on the respective dates of such transactions or when accrued. The Fund does not isolate the portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the fair value of the investments. Such gains and losses are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies and currency gains and losses realized between trade and settlement dates on investment transactions. Net unrealized appreciation and deprecation of assets and liabilities, other than investments, attributable to foreign currency fluctuations are recorded as net unrealized appreciation or depreciation on foreign currency translations in the Consolidated Statement of Operations.

Contingencies

Under the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Fund’s officers and Trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and indemnifications. To date, the Fund has not had claims or losses pursuant to these contracts, although there is no assurance that it will not incur losses in connection with these indemnifications in the future.

Income Taxes

The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute all of its investment company taxable income and net long-term capital gains to its shareholders. Therefore, no federal income tax provision is expected to be required. The Fund plans to file U.S. federal and various state and local tax returns.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

For the current open tax years ending on October 31, 2016, October 31, 2017, October 31, 2018 and October 31, 2019, with respect to all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. As a result, no income tax liability or expense, including interest and penalties, has been recorded within these consolidated financial statements.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of net realized capital gains of the Fund, if any, are generally declared and paid in December; however, the Fund may make additional distributions at other times consistent with Rule 19b-1 under the 1940 Act. Dividends and capital gain distributions paid by the Fund will be reinvested in additional Shares (see Note 6) of the Fund or, if elected by the Shareholder, paid in cash.

Segregation and Collateralization

In cases in which the 1940 Act and the interpretive positions of the SEC and its staff require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., futures contracts, forwards, swaps and options written), or transactions considered to reflect borrowings (e.g., reverse repurchase agreements), the Fund will, consistent with SEC rules and/or other guidance issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments to the extent consistent with the 1940 Act and interpretive positions of the SEC and its staff. The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) entered into between the Fund and each of its respective counterparties. An ISDA Master Agreement may contain certain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Certain ISDA Master Agreements, or similar agreements, may allow the Fund to offset certain derivative financial instruments with collateral. At March 31, 2020, the Fund used the gross method of presentation in its consolidated financial statements and did not elect to offset amounts eligible for offset under enforceable master netting arrangements or similar agreements (“MNA”). The segregated cash balance with counterparties for OTC derivatives disclosed on the Consolidated Statement of Assets and Liabilities includes amounts for various derivative types which are comingled per the Fund’s ISDA Master Agreements. These amounts are shown gross. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $250,000. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified as such in the Fund’s portfolio. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable counterparty. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive unless explicitly permitted by each respective governing agreement.

The Fund manages counterparty risk by entering into agreements only with counterparties that the Investment Adviser believes to have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. The agreements entered into by the Fund may contain credit risk related contingent features that may be triggered in certain circumstances to protect either party from a deterioration in creditworthiness of the other. Such circumstances may include a decrease in credit rating or, in the case of the Fund, a decrease in net asset value. If triggered, the Fund or counterparty may be entitled to additional cash margin and/or to terminate the contract. See Note 9 for a further discussion of the risks of the Fund, including credit and counterparty risk.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date, under the terms of a Master Repurchase Agreement (“MRA”). The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties is reflected as a liability. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Consolidated Schedule of Investments. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. As of March 31, 2020, the face value of open reverse repurchase agreements for the Fund was $1,164,000,262. The weighted average daily balances of reverse repurchase agreements outstanding for the Fund during the year ended March 31, 2020 was approximately $706,148,550, at a weighted average weekly interest rate of 2.65%.

An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty. The Fund may not use reverse repurchase agreements and related collateral governed by an MRA to offset derivatives contracts and related collateral governed by an ISDA (see Note 4) or securities lending agreements and related collateral governed by a securities lending agreement (“SLA”) (see below).

The following tables present the reverse repurchase agreements, which are subject to enforceable MRAs, as well as the collateral delivered related to those reverse repurchase agreements by class of collateral and summarized by the remaining contractual maturity of the transactions.

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral(1)(2)	Cash Collateral Pledged(1)	Net Amount(3)
Barclays Bank plc	$(40,285,860)	$40,285,860	$—	$—
BNP Paribas S.A.	(50,093,775)	50,001,932	91,843	—
BNP Paribas Securities Corp.	(94,784,697)	83,370,015	11,414,682	—
Citigroup Global Markets, Inc.	(90,801,083)	87,221,598	3,579,485	—
Goldman Sachs Bank USA	(149,519,000)	138,618,840	10,900,160	—
Goldman Sachs International	(106,728,510)	97,197,769	9,530,741	—
HSBC Bank PLC	(69,255,696)	69,255,696	—	—
JPMorgan Chase Bank, N.A.	(297,174,568)	284,701,767	12,472,801	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(1,588,000)	1,588,000	—	—
RBC (Barbados) Trading Bank Corporation	(24,467,691)	21,651,826	2,815,865	—
Royal Bank of Canada	(240,745,111)	235,863,299	4,881,812	—

Total	$(1,165,443,991)	$1,109,756,602	$55,687,389	$—

(1)

Additional required collateral pledged is not shown for financial reporting purposes. The total fair value of non-cash and cash collateral pledged at March 31, 2020 was $1,215,035,770 (including securities valued at $228,234,253 that have been pledged and received as collateral on a reverse repurchase agreement and repurchase agreement respectively) and $187,387,326, respectively.

(2)

The total fair value of non-cash collateral in the table above includes securities valued at $224,234,035 that have been pledged and received as collateral on a reverse repurchase agreement and repurchase agreement respectively.

(3)	Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

	Remaining Contractual Maturity of the Agreements As of March 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$—	$(128,032,865)	$—	$—	$(128,032,865)
Mortgage-Backed Securities	—	(124,053,181)	(239,616,536)	—	(363,669,717)
Sovereign Debt	—	(410,649,968)	(164,090,048)	(35,716,381)	(610,456,397)
Asset-Backed Securities	—	—	(7,597,623)	—	(7,597,623)
Collateral Cash	(55,687,389)	—	—	—	(55,687,389)

Total	$(55,687,389)	$(662,736,014)	$(411,304,207)	$(35,716,381)	$(1,165,443,991)

Gross amount of recognized liabilities for reverse repurchase agreements					$(1,165,443,991)

Securities Lending

The Fund may lend securities, through its agent, to certain qualified financial institutions. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the Fund on the next Business Day. The initial collateral received by the Fund should have a value of at least 102% of the current value of loaned securities for U.S. securities and at least 105% for all other securities. The risk of borrower default will be borne by the Fund’s agent; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while earning returns on the cash amounts which may be reinvested for the purchase of investments in securities. As of March 31, 2020, there were no securities on loan.

The SLA entered into by the Fund provides the right, in the event of default, for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. Under the agreement, the Fund can reinvest cash collateral.

When-Issued and Delayed-Delivery Transactions

The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued or delayed-delivery securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

The Fund may transact in To Be Announced Securities (“TBAs”). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked-to-market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended, or are subject to contractual restrictions on public sales. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. The Fund will not incur any registration costs upon such resales. The Fund cannot demand registration of restricted securities. The Fund’s restricted securities, like other securities, are priced in accordance with the Valuation Procedures. Restricted securities are identified in the Consolidated Schedule of Investments.

Recent Accounting Pronouncements and Regulatory Updates

In March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for the premium on certain callable debt securities to the earliest call date. The amendments are applicable to any purchased individual debt security with an explicit and noncontingent call feature that is callable at a fixed price on a preset date. The amendments do not impact the accounting for callable debt securities held at a discount, which will continue to be accreted to maturity. ASU 2017-08 became effective on January 1, 2019, with early adoption permitted including adoption in an interim period. The amendments will be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The Fund has evaluated the impact of this guidance and the cumulative effect was immaterial for the Fund.

4. Derivative Financial Instruments

In the normal course of business, the Fund enters into derivative financial instrument contracts for trading and/or economic hedging purposes to increase the returns of the Fund or to protect against exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange risk or other risk (e.g., inflation risk). These contracts may be transacted on a recognized exchange or OTC. The following disclosures contain information on how the Fund uses derivative financial instruments. The derivative financial instruments outstanding as of year end are disclosed in the Consolidated Schedule of Investments.

Forward Foreign Currency Exchange Contracts

The Fund may enter into Forwards to obtain investment exposure, seek to enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. Forwards are agreements between two parties to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. The market value of a Forward fluctuates with the changes in foreign currency exchange rates. These contracts are valued daily and the change in market value is recorded as an unrealized gain or loss on forward foreign currency exchange contracts. When a contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Fund’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

Futures Contracts

The Fund may enter into futures contracts to maintain investment exposure to a target asset class or to seek to enhance return. The Fund may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Fund must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Fund’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as segregated cash balance with broker for futures contracts in the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Fund depending on whether unrealized gains or losses are incurred. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of futures contracts may not correspond to the change in the value of the hedge investments. In addition, losses may arise from changes in the value of the underlying instrument, if interest or exchange rates move unexpectedly or if the counterparty is unable to perform. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchanges’ clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options Contracts

The Fund may purchase and write call and put options. An option contract purchased by the Fund gives the Fund the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Fund give the holder the right to buy the underlying instrument from the Fund at a fixed exercise price; put options written by the Fund give the holder the right to sell the underlying instrument to the Fund at a fixed exercise price. The Fund may use options to hedge against changes in values of securities or currencies it owns or expects to own, to gain or to maintain exposure to interest rates, currencies or broad equity markets, to generate additional income or to enhance returns.

Options trading involve certain additional risks. Specific market movements of the option and the instruments underlying the option cannot be predicted. No assurance can be given that a liquid secondary market will exist for any particular option or at any particular time. The Fund might not be able to enter into a closing transaction for the option as a result of an illiquid market for the option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Equity, foreign currency or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the counterparty on such option may be greater and the ability of the Fund to enter into a closing transaction with respect to such option may be less than in the case of an exchange traded option.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

The Fund may purchase or write interest rate swaption agreements, which are options to enter into a predefined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid for the call option. Realized gains and losses on purchased options are included in realized gains and losses on investments.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily in accordance with the option’s valuation policy. When a written option expires without being exercised or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements

The Fund may enter into total return, interest rate, and credit default swap agreements (“Swaps”). Swaps are bilaterally negotiated agreements between the Fund and a counterparty in which the Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market or may be executed in a multilateral or other trade facility platform, such as a registered exchange or swap execution facility (“centrally cleared swaps”). The Fund may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“segregated cash” or “collateral”) may be paid or received, as applicable, by the Fund as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Fund as collateral for swaps are identified in the Consolidated Schedule of Investments and segregated cash, if any, is reflected in the Consolidated Statement of Assets and Liabilities.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having an MNA between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

Interest Rate Swaps: The Fund may enter into OTC and/or centrally cleared interest rate swap contracts to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk. The Fund is subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The Fund may hold fixed rate bonds, and the value of these bonds may decrease if interest rates rise. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts remaining life, to the extent that amount is positive.

Interest rate swaps can be purchased or sold with an upfront premium. An upfront payment received by the Fund is recorded as a liability on the Fund’s Consolidated Statement of Assets and Liabilities and an upfront payment made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Interest rate swaps are marked-to-market daily and any change is recorded as an unrealized gain or loss on swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Fund’s Consolidated Statement of Assets and Liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract.

Total Return Swaps: The Fund may enter into total return swap agreements to obtain exposure to a security, index, market or other basket of securities without owning such security or investing directly in that security, index, market or other basket of securities or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the underlying instrument, which may include a specified security, index, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. To the extent the total return of the instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying instrument increases and receives payment from the other party if the value of the underlying asset decreases.

Credit Default Swaps: The Fund may enter into OTC and/or centrally cleared credit default swap contracts to hedge credit risk, to hedge market risk, or to gain exposure on single-name issuers and/or baskets of securities.

In a credit default swap contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructurings and obligation acceleration. An upfront payment received by the Fund or made by the Fund is recorded as a liability or asset, respectively, in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Credit default swap contracts are marked-to-market daily and the change is recorded as an unrealized gain or loss on swaps. Upon the occurrence of a credit event, the difference between the par value and the market value of the reference obligation, net of any proportional amount of upfront payment, is recorded as a realized gain or loss on swaps.

Interest rate swaps, total return swaps and credit default swaps outstanding at year end are listed at the end of the Fund’s Consolidated Schedule of Investments.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

At March 31, 2020, the Fund had the following derivative financial instruments, presented on a gross basis and categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Centrally cleared swaps, at fair value (c)	$21,245,971	Centrally cleared swaps, at fair value (c)	$(46,615,994)
	Swap contracts, at fair value (b)	552,521	Swap contracts, at fair value (b)	(510,614)
	Unrealized appreciation on futures contracts (c)	1,566,436	Unrealized depreciation on futures contracts (c)	(774,441)
Equity	Swap contracts, at fair value (b)	116,441,987	Swap contracts, at fair value (b)	(71,447,813)
	Unrealized appreciation on futures contracts (c)	3,658,067	Unrealized depreciation on futures contracts (c)	(9,452,185)
	Purchased options, at fair value (d)	—	Options written, at value	(12,181,950)
Commodity	Swap contracts, at fair value (b)	—	Swap contracts, at fair value (b)	—
	Unrealized appreciation on futures contracts (c)	908,162	Unrealized depreciation on futures contracts (c)	(6,884,074)
	Purchased options, at fair value (d)	341,844
Credit	Centrally cleared swaps, at fair value (c)	31,713,206	Centrally cleared swaps, at fair value (c)	(23,676,374)
	Swap contracts, at fair value (b)	3,809,295	Swap contracts, at fair value (b)	(46,922,611)
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	24,598,059	Unrealized depreciation on forward foreign currency exchange contracts	(11,998,355)
	Unrealized appreciation on futures contracts (c)	801,161	Unrealized depreciation on futures contracts (c)	(108,650)
	Purchased options, at fair value (d)	1,490,807	Options written, at value	—

Total		$207,127,516		$(230,573,061)

Amounts not subject to MNA(1)		61,725,654		(99,693,668)

Total gross amounts subject to MNA		$145,401,862		$(130,879,393)

(1)	See below for disclosure of financial instruments assets and liabilities subject to offset under enforceable MNA.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

The following tables present information about the amount of net realized gain (loss) and net unrealized appreciation (depreciation) on derivative financial instruments for the year ended March 31, 2020:

Primary Underlying Risk	Average Number of Contracts (a)	Average Notional USD (a)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate
Swap contracts	—	$4,730,297,379	$453,863	$(25,491,654)
Future contracts	—	1,857,733,656	71,400,720	(9,455,170)
Purchased options (d)	—	25,027,701	24,064,500	—
Options written	—	(19,099,179)	(19,103,385)	—

Equity
Swap contracts	—	2,004,817,142	77,395,098	46,404,627
Future contracts	—	927,573,120	(30,225,994)	6,974,569
Purchased options (d)	15,607	(554,287)	441,325	170,970
Options written	(1,925)	558,627	562,833	3,023,907

Commodity
Swap contracts	—	6,360,134	663,854	874,350
Future contracts	—	403,417,414	(38,060,105)	(2,261,859)
Purchased Options				(2,325,340)

Credit
Swap contracts	—	1,858,489,646	(52,742,664)	(75,808,788)

Foreign Exchange
Forward foreign currency exchange Contracts	—	1,568,565,070	9,637,963	12,975,511
Future contracts	—	748,175,605	(33,004,689)	2,016,372
Purchased options	—	—	(32,411)	(2,695,464)

Total			$11,450,908	$(45,597,969)

(a)	Averages are based on monthly activity levels during the year ended March 31, 2020.

(b)	Includes swap contract premiums paid/received and unrealized appreciation/depreciation on swap contracts.

(c)

Includes unrealized appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the Notes to Consolidated Schedule of Investments. Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.

(d)

Includes purchased options that are part of investments in securities as shown in the Consolidated Statement of Assets and Liabilities and net realized gain on investments in securities and net unrealized appreciation on investments in securities as shown in the Consolidated Statement of Operations.

Netting Arrangements

The Fund enters into ISDA Master Agreements which contain MNAs that provide for payment netting and, in the case of default or similar event with respect to the counterparty to the MNA, can provide for netting across transactions. Generally, upon counterparty default, the Fund can terminate all transactions under the MNA and set-off amounts it owes across all transactions under a particular MNA and against collateral under such MNA. The Fund may not use derivatives contracts and related collateral governed by an ISDA to offset reverse repurchase agreements and related collateral governed by an MRA or securities lending agreements and related collateral governed by an SLA (see Note 3).

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

The Fund uses master netting arrangements, which allows certain derivative financial instruments and collateral with the same counterparty to be offset to minimize counterparty credit exposure. The following table presents information related to derivative financial instruments and collateral related to securities loaned that are subject to an enforceable MNA and are not offset, as shown in the Consolidated Statement of Assets and Liabilities as of March 31, 2020.

The following table represents the Fund’s derivative financial instrument assets and liabilities by counterparty net of amounts available for offset under an MNA and net of related collateral received/pledged by the Fund as of March 31, 2020:

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amount of Assets Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Received(4)	Non-Cash Collateral	Net Amount(2)
By Counterparty (1)
Bank of America, N.A.	$5,991,115	$(1,711,236)	$(4,279,879)	$—	$—
Credit Suisse International	22,581	(22,581)	—	—	—
Deutsche Bank AG	3,215,137	(695,730)	—	—	2,519,407
Goldman Sachs International	529,940	(529,940)	—	—	—
HSBC Bank plc	61,010	(61,010)	—	—	—
JPMorgan Chase Bank, N.A.	3,591,630	(3,591,630)	—	—	—
Morgan Stanley Capital Services LLC	234,048	(234,048)	—	—	—
Morgan Stanley Capital Services, Inc.	3,584,565	(154,397)	—	—	3,430,168

Cayman Subsidiary
Citibank N.A.	693,408	—	(693,408)	—	—
Morgan Stanley & Co. LLC	266,541	(124,365)	(142,176)	—	—
Morgan Stanley Capital Services LLC	455,952	(455,952)	—	—	—
State Street Bank and Trust Company	6,660,828	(3,320,136)	—	—	3,340,692

Domestic Subsidiary IV
Citibank N.A.	177,262	—	(177,262)	—	—
Credit Suisse International	2,550	(2,550)	—	—	—
Goldman Sachs Bank USA	24,786	(24,786)	—	—	—
Goldman Sachs International	73,643,315	(41,631,411)	—	—	32,011,904
J.P. Morgan Securities LLC	2,053,116	(693,438)	—	—	1,359,678
JPMorgan Chase Bank, N.A.	39,990,044	(20,261,435)	—	—	19,728,609
Morgan Stanley & Co. LLC	356,563	(356,563)	—	—	—
Morgan Stanley Capital Services LLC	3,847,471	(3,847,471)	—	—	—

	$145,401,862	$(77,718,679)	$(5,292,725)	$—	$62,390,458

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amount of Liabilities Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Pledged(4)	Non-Cash Collateral	Net Amount(2)
By Counterparty (1)
Bank of America, N.A.	$(1,711,236)	$1,711,236	$—	$—	$—
Barclays Bank plc	(404,905)	—	—	—	(404,905)
Citibank N.A.	(381,805)	—	381,805	—	—
Citigroup Global Markets Ltd.	(91,161)	—	—	—	(91,161)
Credit Suisse International	(1,907,718)	22,581	1,885,137	—	—
Deutsche Bank AG	(695,730)	695,730	—	—	—
Goldman Sachs International	(902,795)	529,940	359,067	—	(13,788)
HSBC Bank plc	(823,389)	61,010	762,379	—	—
J.P. Morgan Securities LLC	(261,246)	—	261,246	—	—
JPMorgan Chase Bank, N.A.	(3,932,749)	3,591,630	—	—	(341,119)
Merrill Lynch Capital Services, Inc.	(3,331,149)	—	1,250,000	—	(2,081,149)
Morgan Stanley Capital Services LLC	(2,756,855)	234,048	—	—	(2,522,807)
Morgan Stanley Capital Services, Inc.	(154,397)	154,397	—	—	—

Cayman Subsidiary
Credit Suisse International	(1,672,677)	—	1,672,677	—	—
JPMorgan Chase Bank, N.A.	(10,368,202)	—	—	—	(10,368,202)
Morgan Stanley & Co. LLC	(124,365)	124,365	—	—	—
Morgan Stanley Capital Services LLC	(1,038,606)	455,952	582,654	—	—
State Street Bank and Trust Company	(3,320,136)	3,320,136	—	—	—

Domestic Subsidiary III
Barclays Bank plc	(266,870)	—	266,870	—	—
Citigroup Global Markets, Inc.	(5,308,482)	—	—	—	(5,308,482)
Credit Suisse International	(661,972)	—	—	—	(661,972)
Goldman Sachs International	(1,452,838)	—	1,452,838	—	—
J.P. Morgan Securities LLC	(1,271,456)	—	1,271,456	—	—
JPMorgan Chase Bank, N.A.	(7,698,771)	—	—	—	(7,698,771)
Morgan Stanley Capital Services LLC	(1,564,697)	—	1,000,000	—	(564,697)

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amount of Liabilities Presented in Consolidated Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Pledged(4)	Non-Cash Collateral	Net Amount(2)
Domestic Subsidiary IV
Credit Suisse International	$(68,521)	$2,550	$—	$—	$(65,971)
Goldman Sachs Bank USA	(503,088)	24,786	—	—	(478,302)
Goldman Sachs International	(41,631,411)	41,631,411	—	—	—
J.P. Morgan Securities LLC	(693,438)	693,438	—	—	—
JPMorgan Chase Bank, N.A.	(20,261,435)	20,261,435	—	—	—
Morgan Stanley & Co. LLC	(853,737)	356,563	—	—	(497,174)
Morgan Stanley Capital Services LLC	(14,748,197)	3,847,471	10,900,726	—	—
State Street Bank and Trust Company	(15,359)	—	—	—	(15,359)

	$(130,879,393)	$77,718,679	22,046,855	$—	$(31,113,859)

(1)	The Fund and each Subsidiary are subject to separate MNA’s with each individual counterparty.

(2)	Net amount represents the net amount receivable from the counterparty in the event of default.

(3)	Net amount represents the net amount payable to the individual counterparty in the event of default.

(4)	Additional required collateral received from the individual counterparty is not shown for financial reporting purposes.

(5)	Additional required collateral pledged to the individual counterparty is not shown for financial reporting purposes.

5. Fair Value Measurements

The following table presents information about the classification of the Fund’s investments measured at fair value within the fair value hierarchy as of March 31, 2020:

Assets:	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stock	$702,012,343	$—	$—	$702,012,343
Preferred Stock	174,880	—	—	174,880
Asset-Backed Securities	—	303,450,917	—	303,450,917
Convertible Bonds	—	2,091,239	—	2,091,239
Bank Debt	—	122,379,104	164,166,827	286,545,931
Corporate Bonds & Notes	—	393,607,178	135,160	393,742,338
Sovereign Debt	—	889,014,934	91,747,567	980,762,501
Mortgage-Backed Securities	—	1,392,636,202	—	1,392,636,202
U.S. Government Sponsored Agency Securities	—	208,272,184	—	208,272,184

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

Assets:	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$238,017,553	$—	$238,017,553
Municipals	—	25,400,040	—	25,400,040
Exchange-Traded Funds	28,138,431	—	—	28,138,431
Warrants	6,971,963	—	—	6,971,963
Purchased Options	1,832,651	—	—	1,832,651
Repurchase Agreements	—	324,638,592	—	324,638,592
Short-Term Investment — Money Market Funds	1,617,265	—	—	1,617,265
Subtotal	$740,747,533	$3,899,507,943	$256,049,554	$4,896,305,030
Investments Valued at NAV				579,095,032
Total Investments in Securities	$740,747,533	$3,899,507,943	$256,049,554	$5,475,400,062
Forward Foreign Currency Exchange Contracts	—	24,598,059	—	24,598,059
Futures Contracts	6,933,826	—	—	6,933,826
Centrally Cleared Credit Default Swaps	—	31,713,206	—	31,713,206
OTC Credit Default Swaps	—	3,809,295	—	3,809,295
OTC Total Return Swaps	—	116,971,927	22,581	116,994,508
Centrally Cleared Interest Rate Swaps	—	21,245,971	—	21,245,971
Total Assets	$747,681,359	$4,097,846,401	$256,072,135	$5,680,694,927

Liabilities:	Level 1	Level 2	Level 3	Total
Securities Sold Short:
Common Stock	$314,910,857	$3,149,593	$—	$318,060,450
Exchange-Traded Funds	12,720,070	—	—	12,720,070
Mortgage-Backed Securities	—	29,997,510	—	29,997,510
Total Securities Sold Short	327,630,927	33,147,103	—	360,778,030
Options Written	12,181,950	—	—	12,181,950
Reverse Repurchase Agreements	—	1,165,443,991	—	1,165,443,991
Forward Foreign Currency Exchange Contracts	—	11,998,355	—	11,998,355
Futures Contracts	17,219,350	—	—	17,219,350
Centrally Cleared Credit Default Swaps	—	23,676,374	—	23,676,374
OTC Credit Default Swaps	—	46,922,611	—	46,922,611
OTC Total Return Swaps	—	71,958,427	—	71,958,427
Centrally Cleared Interest Rate Swaps	—	46,615,994	—	46,615,994
Total Liabilities	$357,032,227	$1,399,762,855	$—	$1,756,795,082

Investments in Investee Funds that are measured at fair value using NAV as a practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated financial statements.

Investments in Investee Funds that are non-redeemable or subject to other restrictions such as a lockup at the measurement date or have the ability to limit the individual amount of investor redemptions shall be classified as having a redemption restriction.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

The following table summarizes investments in Investee Funds, by investment strategy, the unfunded commitment of each strategy (if applicable), and the amount of the investment in Investee Fund that cannot be redeemed because of redemption restrictions put in place by the Investee Fund.

Investments in Investee Funds by Strategy	Unfunded Commitment $	Non-Redeemable Investments (A)		Other Restricted Investments (B)		Investments Subject to No Restrictions	Total $
		Amount $	Redemption Restriction Commencement Date	Amount $	Redemption Restriction Term	Amount $

Equity(1)(3)	N/A	—	N/A	—	N/A	188,852,638	188,852,638

Credit- Driven(2)(3)	N/A	—	N/A	217,900,000	12 months	—	217,900,000

Event- Driven(4)(5)	17,320,649	—	N/A	7,778,861	12 months	129,943,622	137,722,483

Relative- Value(6)(7)	N/A	—	N/A	—	N/A	34,619,911	34,619,911

(1)

The Equity strategy generally includes equity-focused Investee Funds with a bottom-up analysis that do not actively trade exposures, with trading strategies focusing on shorter-term dynamics and appreciation for market technicals, top-down thematic/macro views, and technically driven statistical arbitrage with fundamental quantitative long/short strategies.

(2)

The Credit-Driven strategy generally includes Investee Funds with a focus on fundamental hedged products or otherwise low net exposure, positional concentration and opportunistic directional exposures, mortgages and non-mortgage asset-backed securities.

(3)	Investments are redeemable quarterly upon 30 - 60 days written notice.

(4)

The Event-Driven strategy generally includes Investee Funds that seek returns by investing in strategies including catalyst events, share class arbitrage, share buybacks, post re-organization equity, recapitalizations, spin-offs and stub trades.

(5)	Investments are redeemable semi-annually upon 60 - 90 days written notice.

(6)	The Relative Value strategy generally includes Funds with a focus on long/short managers with fundamentally hedged products or otherwise low net exposure.

(7)	Investments are redeemable monthly upon 60 days written notice.

(A) Investments in Investee Funds cannot currently be redeemed and the remaining redemption restriction period is not known. The date the redemption restriction commenced is disclosed.

(B) Investments subject to other restrictions include investments in Investee Funds that are subject to a lockup at the measurement date and/or have the ability to limit the individual amount of investor redemptions. The redemption restriction term is based on the restriction period (or range of restriction periods) for Investee Funds as defined in each respective Investee Fund’s governing legal agreement without consideration of the length of time elapsed from the date of investments in Investee Funds. The Fund’s

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

investment in a particular Investee Fund classified within the strategies above may be comprised of investments with differing liquidity terms or investments that were made at differing points in time.

The Fund recognizes transfers within the fair value hierarchy as of the beginning of the period. Transfers into and out of Level 3 were primarily related to the availability of broker quotations in accordance with valuation methodology.

The changes in investments measured at fair value for which the Fund used Level 3 inputs to determine fair value are as follows:

Assets Investment	Bank Debt	Corporate Bonds & Notes	Sovereign Debt	Mortgage- Backed Securities	Securities Sold Short: Common Stocks	Total Return Swap	Total
Balance as of March 31, 2019	$57,203,061	$—	$49,996,000	$28,819	$(902,500)	$—	$106,325,380
Transfers In	18,362,569	139,520	—	—	—	231,131	18,502,089
Transfers Out	(12,214,176)	—	—	—	—	—	(12,214,176)
Purchases	166,679,117	—	42,927,995	54,492	—	—	209,892,735
Sales	(42,330,192)	(6,644)	—	(38,810)	891,670	—	(41,483,976)
Amortization	1,844,848	—	250,513	—	—	—	2,095,361
Net realized gain	204,049	—	—	(44,502)	—	—	159,547
Net change in unrealized appreciation (depreciation)	(25,582,449)	2,284	(1,426,941)	1	10,830	(208,550)	(27,204,825)

Balance as of March 31, 2020	$164,166,827	$135,160	$91,747,567	$—	$—	$22,581	$256,072,135

Net change in unrealized appreciation (depreciation) related to investments still held as of March 31, 2020	(25,267,168)	2,284	(1,426,941)	—	—	(208,550)	(26,900,375)

The following table summarizes the quantitative inputs and assumptions used for investments classified within Level 3 of the fair value hierarchy as of March 31, 2020.

Assets	Fair Value at March 31, 2020	Valuation Technique	Unobservable Inputs	Range of inputs (Weighted Average)
Investments in Securities:
Bank Debt	$164,166,827	Broker-dealer Quotations	Indicative Bid	N/A
Corporate Bonds & Notes	135,160	Broker-dealer Quotations	Indicative Bid	N/A

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

Assets	Fair Value at March 31, 2020	Valuation Technique	Unobservable Inputs	Range of inputs (Weighted Average)
Sovereign Debt	$91,747,567	Broker-dealer Quotations	Indicative Bid	N/A
OTC Total Return Swaps	22,581	Broker-dealer Quotations	Indicative Bid	N/A

Total Investments in Securities	$256,072,135

6. Purchase and Sale of Fund Shares

The Fund currently offers Class D Shares, Class I Shares, Class R Shares and Class Y Shares. During the year ended March 31, 2020, only Class D Shares, Class I Shares and Class Y Shares were outstanding.

The Fund’s Class D Shares are offered primarily through broker-dealers and other financial intermediaries with whom the Distributor has an agreement for the use of the Fund in investment products, programs, or accounts such as mutual fund supermarkets or other no transaction fee platforms. The Fund’s Class I Shares are offered to institutional investors and individual investors who are clients of financial intermediaries, broker-dealers, financial institutions or registered investment advisors that: have entered into an arrangement approved by the Distributor to provide certain administrative services to investors in the Fund’s Class I Shares. Shareholders of Class I Shares may be subject to additional advisory, administrative, servicing, account-level or other fees in addition to those described in the Fund’s Prospectus, which are paid to financial intermediaries to support the additional services they may provide. The Fund’s Class Y Shares are offered for institutional investors and individuals (including through individual retirement accounts) who purchase directly from the Fund. Class Y Shares may also be offered to employees, officers and directors/ trustees of the Investment Adviser, the Fund or their respective affiliates. In addition, Class Y Shares are offered for institutional investors and individuals who are clients of financial intermediaries, broker-dealers, financial institutions, or registered investment advisors that have entered into an arrangement approved by the Distributor and do not charge a fee to the Fund. The minimum investment in Class D Shares by an investor is $25,000, and the minimum subsequent investment in Class D Shares by an investor is $5,000. The minimum investment in Class I Shares by an investor is $1,000,000, and the minimum subsequent investment in Class I Shares by an investor is $200,000. Class Y Shares have no investment minimum requirements. The Fund’s Class R Shares have no minimum investment requirement and are generally available only to special benefit plans.

Shares of the Fund may be purchased or redeemed at NAV each Business Day.

7. Investment Adviser Fees and Other Transactions with Affiliates

Pursuant to the investment management agreement between the Investment Adviser and the Trust, on behalf of the Fund, the Fund pays the Investment Adviser a management fee (the “Fund Management Fee”) at an annual rate based on the Fund’s average daily net assets, excluding the net assets of the applicable Subsidiaries. The Fund Management Fee accrues daily in arrears and is paid quarterly. The Investment Adviser receives additional compensation at an annual rate based on each Subsidiary’s average daily net assets for providing management services to the Subsidiaries. For collective net assets of the Fund and the respective Subsidiaries up to $2.5 billion, the Fund Management Fee is calculated at a rate of 1.95% (annualized), and for collective net assets greater than or equal to $2.5 billion, the Fund Management Fee is calculated at a rate of 1.80% (annualized). During the year ended March 31, 2020, the Fund paid the Investment Adviser $145,393,794 in management fees. From this amount, the Investment Adviser paid $69,082,981 in sub-advisory fees to non-affiliated Sub-Advisers with respect to the Fund, which amounted to

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

0.88% (annualized) of the Fund’s average daily net assets. The Investment Advisor paid $2,001,795 and $373,414 in sub-advisory fees with respect to the Fund to Blackstone Real Estate Special Situations Advisors L.L.C. and GSO / Blackstone Debt Funds Management LLC, respectively, both indirect wholly-owned subsidiaries of Blackstone and affiliates of the Investment Adviser, which amounted to 0.03% of the Fund’s average daily net assets.

Sub-Advisory Fees

Pursuant to the sub-advisory agreements between the Investment Adviser and the Sub-Advisers, the Sub-Advisers are compensated for the services they provide to the Fund by the Investment Adviser from the Management Fee received by the Investment Adviser.

Distribution and Service Fees

Pursuant to the amended and restated Distribution and Service Plan, the Fund’s Class D Shares bear distribution and service fees at an annual rate of 0.25% of the average daily net assets of the Fund attributable to Class D Shares. Payments of the distribution and service fee may be made without regard to expenses actually incurred. The Distributor may pay all or a portion of the distribution and/or service fee to brokers, dealers, selling agents, other financial institutions, or other industry professionals (collectively, “intermediaries”) for distribution services, sales support services, personal services, and/or the maintenance of shareholder account services provided and related expenses incurred by such intermediaries. The Fund’s Class I Shares, Class Y Shares and Class R Shares are not subject to distribution and service fees.

Expense Limitation and Reimbursement

The Investment Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund to limit the amount of Specified Expenses (as defined below) of the Fund to 2.40% per annum of the Fund’s net assets for Class D Shares, Class I Shares and Class Y Shares and 2.55% per annum of the Fund’s net assets for Class R Shares (collectively, the “Total Expense Cap”). Specified Expenses include all expenses incurred by the Fund with the exception of (i) the distribution or servicing fees, (ii) acquired fund fees and expenses, (iii) brokerage and trading costs, (iv) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (v) taxes, (vi) dividends and interest on short positions, and (vii) extraordinary expenses (as determined in the sole discretion of BAIA) (together, the “Excluded Expenses”).

To the extent the estimated annualized specified expenses for any month exceeds the Total Expense Cap, the Investment Adviser will waive its fees and/or make payments to the Fund for expenses to the extent necessary to eliminate such excess. The Investment Adviser may discontinue its obligations under the agreements at any time in its sole discretion after August 31, 2022 upon written notice to the Fund. The Fund has agreed to repay the amounts borne by the Investment Adviser under their respective agreements within the thirty-six month period after the Investment Adviser bears the expense, to the extent the estimated annualized Specified Expenses for a given month are less than the lower of the Total Expense Cap or any expense limitation agreement then in effect. The repayment may not raise the level of estimated annualized specified expenses in the month of repayment to exceed the total expense cap. During the year ended March 31, 2020, there were no repayments or potential repayments to the Investment Adviser.

Related Party Transactions

Blackstone Holdings Finance Co. L.L.C. (“FINCO”), an affiliate of the Fund, pays certain expenses on behalf of the Fund. The Fund reimburses FINCO for such expenses paid on behalf of the Fund. FINCO does not charge any fees for providing such administrative services. At year-end March 31, 2020, the Fund does not have an amount payable to FINCO.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

The Adviser utilizes technology offered by Arcesium LLC (“Arcesium”) to provide certain middle- and back-office services to the Fund, and the Fund bears the costs for such services. The parent company of a Sub-Adviser owns a controlling, majority interest in Arcesium and the Investment Adviser owns a non-controlling, minority interest in Arcesium.

8. Other Agreements

State Street Bank and Trust Company serves as the administrator, custodian and transfer agent to the Fund. Blackstone Advisory Partners L.P., an affiliate of the Investment Adviser, serves as the Fund’s distributor.

9. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Fund manages counterparty risk by entering into agreements only with counterparties that it believes has the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. The Fund’s Investment Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Fund restricts exposure to credit and counterparty losses by entering into MNAs with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options). For derivatives traded under an ISDA Master Agreement or similar master agreement, the collateral requirements may be netted across all transactions traded under such agreement and certain counterparties may allow one amount to be posted from one party to the other to collateralized such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and may permit net amounts owed under each transaction to be netted to derive one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to such counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Fund under derivative financial instrument contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

At March 31, 2020, the Fund had counterparty concentration of credit risk primarily with State Street Bank and Trust Company, Morgan Stanley & Co. LLC, Morgan Stanley Capital Services LLC, Morgan Stanley & Co. International plc, Credit Suisse Securities (USA) LLC, Credit Suisse Securities (Europe) Limited and Credit Suisse International.

Foreign Investment Risk: The investments by the Fund in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in, require settlement in and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency exchange contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Liquidity Risk: Some securities held by the Fund, including, but not limited to, restricted, distressed, non-exchange traded, and/or privately placed securities, may be difficult to sell, or illiquid, particularly during times of market turmoil. Investments in Investment Funds are generally illiquid and some Investment Funds may not permit withdrawals or may make in-kind distributions of illiquid securities when the Fund desires to divest. Illiquid securities may be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Money Market Funds Risk: The investments in money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, money market funds are exposed to market risk, credit risk and liquidity risk.

Additional risks associated with each type of investment are described within the respective security type notes. The Fund’s Prospectus includes a discussion of the principal risks of investing in the Fund.

10. Investment Transactions

The aggregate cost of purchases and proceeds of sales of investments in securities (excluding U.S. Treasury Obligations, U.S. Government Sponsored Agency Securities and other short-term debt securities with maturities at the time of acquisition of one year or less (if applicable)), for the year ended March 31, 2020 were as follows:

Purchases		Sales
Long-Term	U.S Government	Long-Term	U.S Government
$7,964,159,585	$4,776,604,316	$6,434,959,147	$7,770,817,057

11. Income Tax Information

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Code. The Fund has adopted a tax year-end of October 31, therefore the consolidated financial statements, unless otherwise indicated, reflect tax adjusted balances as of October 31, 2019. The Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gain, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, the Fund makes no provision for U.S. federal income or excise taxes.

The Fund’s policy is to declare and pay distributions from net investment income and from net realized short-term and long-term capital gain, if any, at least annually. All distributions are reinvested in additional shares

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Fund’s understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Fund’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they were filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

The Fund made the following reclassification at March 31, 2020 due to permanent book and tax differences primarily attributable to gain or loss from passive foreign investment companies, certain derivative financial instrument transactions, and income from the wholly-owned Cayman Subsidiary from its tax year-ended October 31, 2019:

Paid-in Capital	Accumulated Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
$55,770,282	$5,424,069	$(61,194,351)

The tax basis components of distributable earnings of the Fund at their tax year-ended October 31, 2019 were:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward
$223,794,659	$15,959,461	$—

In addition, the tax character of distributions paid to shareholders for the tax year-ended October 31, 2018 by the Fund is as follows:

Ordinary Income	Long-Term Capital Gain
$103,460,004	$—

In addition, the tax character of distributions paid to shareholders for the tax year-ended October 31, 2019 by the Fund is as follows:

Ordinary Income	Long-Term Capital Gain
$86,835,877	$45,101,735

The Fund made an ordinary income and capital gains distribution in the amounts of $277,657,917 and $15,959,461, respectively to shareholders in December 2019. The final tax character of that distribution will be determined after the Fund’s October 31, 2020 tax year end.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Notes to Consolidated Financial Statements (Continued)

For the Year Ended March 31, 2020

As of March 31, 2020, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments, securities sold short, and derivatives were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,039,253,309	$337,966,380	$(1,293,625,763)	$(955,659,383)

12. Borrowings Under Credit Facility

The Fund has a secured revolving borrowing facility (the “Facility”) with State Street Bank and Trust Company (the “Bank”) in an aggregate principal amount of up to $250,000,000, subject to a maximum loan value of not more than 25% of the Fund’s NAV (the “Aggregate Commitment Amount”). Borrowings under the Facility are used primarily for bridge financing purposes and are secured by the assets of the Fund. Under the terms of the agreement, the Aggregate Commitment Amount may be terminated or reduced from time to time upon written notice from the Fund to the Bank. Outstanding borrowings bear interest at a rate equal to 1.25% plus the One-Month USD LIBOR Rate per annum (2.24% at March 31, 2020). A commitment fee is charged in the amount of 0.25% per annum as well as an upfront underwriting fee equal to 0.10% of the Commitment Amount per annum. Commitment fees accrued through the end of each calendar quarter are due no later than the 15th day of the immediately succeeding calendar month during the term of the Facility. Accrued interest is due no later than January 25, 2021, the termination date of the Facility at which time the Fund and the Bank can agree to extend the existing agreement. For the year ended March 31, 2020, the Fund made no borrowings under the Facility.

13. Subsequent Events

The Investment Adviser has evaluated the impact of subsequent events through the date of financial statement issuance and determined there were no subsequent events outside the normal course of business requiring adjustment to or disclosure in the consolidated financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Blackstone Alternative Investment Funds and the shareholders of Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Blackstone Alternative Multi-Strategy Fund and subsidiaries, one of the portfolios constituting the Blackstone Alternative Investment Funds (the “Fund”), as of March 31, 2020, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, and the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, brokers and agent banks; when replies were not received from custodian, brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

May 26, 2020

We have served as the auditors of one or more investment companies within the group of investment companies since 2010.

Blackstone Alternative Multi-Strategy Fund and Subsidiaries

Shareholder Fee Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The actual expense example is based on an investment of $1,000 invested at the beginning of a six month period and held through the year ended March 31, 2020. The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense example is based on an investment of $1,000 invested at the beginning of a six month period. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical amount account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. You may pay brokerage commissions on your purchases and sales of Class I or Class Y Shares of the Fund, which are not reflected in this example. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/2019	Ending Account Value 3/31/2020	Expenses Paid During Period[1]	Annualized Expense Ratio
Class I
Actual	$1,000.00	$870.30	$12.91	2.76%
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,011.20	$13.88	2.76%

Class D
Actual	$1,000.00	$869.10	$14.53	3.11%
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,009.45	$15.62	3.11%

Class Y
Actual	$1,000.00	$870.10	$12.44	2.66%
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,011.70	$13.38	2.66%

[1]	Expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period).

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information

March 31, 2020

Management of the Fund

The Fund’s operations are managed by the Investment Adviser and the Sub-Advisers (defined below), under the direction and oversight of the Board. A majority of the Trustees are not “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Adviser (the “Independent Trustees”). The Trustees and the Fund’s officers are subject to removal or replacement in accordance with Massachusetts law and the Trust’s Declaration of Trust. All Trustees were elected by the initial shareholder of the Trust, except for Mr. Gilbert who was appointed to serve as Trustee by the Board.

Sub-Advisers

During the period covered by this report, the Investment Adviser engaged the following entities as sub-advisers (each, a “Sub-Adviser”, and together, the “Sub-Advisers”) to provide investment management services to the Fund or to one or more Subsidiaries.

Discretionary Sub-Advisers:

•	Bayview Asset Management, LLC
•	Blackstone Real Estate Special Situations Advisors L.L.C.
•	Boussard & Gavaudan Investment Management, LLP (until November 30, 2019)
•	Caspian Capital LP
•	Cerberus Sub-Advisory I, LLC
•	D.E. Shaw Investment Management, L.L.C.
•	Emso Asset Management Limited
•	Endeavour Capital Advisors Inc.
•	Good Hill Partners LP
•	GSA Capital Partners LLP (until February 29, 2020)
•	GSO / Blackstone Debt Funds Management LLC (effective May 8, 2019)
•	H2O AM LLP (until May 31, 2020)
•	HealthCor Management, L.P.
•	IPM Informed Portfolio Management AB
•	Luminus Management, LLC (effective April 20, 2020)
•	Magnetar Asset Management LLC
•	Nephila Capital, Ltd.
•	NWI Management, L.P.
•	Sage Rock Capital Management LP (effective May 8, 2019)
•	Shelter Growth Capital Partners LLC (effective March 1, 2020)
•	Sorin Capital Management, LLC (until October 1, 2019)
•	Two Sigma Advisers, LP
•	Waterfall Asset Management, LLC Trustees and Officers

Trustees and Officers

The following tables set forth information concerning the Trustees and officers (“Officers”) of the Fund. Unless otherwise noted, the business address of each Officer and Trustee is c/o Blackstone Alternative Investment Advisors LLC, 345 Park Avenue, 28th Floor, New York, NY 10154.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2020

Independent Trustees:

Name and Year of Birth of Trustee	Position Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee
John M. Brown (1959)	Trustee	March 2013 to present	Retired (2004 – Present)	4	None

Peter M. Gilbert (1947)	Trustee	February 2016 to present	Retired (2015 – Present) Chief Investment Officer, Lehigh University Endowment Fund (2007 – 2015)	4	None

Paul J. Lawler (1948)	Trustee	March 2013 to present	Retired (2011 – Present)	4	Trustee, First Eagle Funds (8 portfolios)

Kristen Leopold (1967)	Trustee	March 2013 to present	CFO, WFL Real Estate Services, LLC (2006 – Present)	4	Trustee, CPG Funds (6 portfolios)

Interested Trustees:

Name and Year of Birth of Trustee	Position Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee
Frank J. Coates[3] (1964)	Trustee	March 2013 to Present	Executive Managing Director[4], Envestnet, Inc. (Wealth Management Solutions) (2016 – Present); CEO, Wheelhouse Analytics, LLC (Technology Solutions) (2010 – 2016)	4	None

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2020

Name and Year of Birth of Trustee	Position Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Trusteeships Held by Trustee
Peter Koffler[5] (1956)	Trustee	August 2012 to present	Senior Managing Director,[4] The Blackstone Group Inc. (“Blackstone”) (2012 – Present); General Counsel, Blackstone Alternative Asset Management L.P. (“BAAM”) (2010 – Present) and BAIA (2012 – Present);	4	None
			Chief Compliance Officer, BAAM (2008 – 2012, 2018) and BAIA (2018 – Present) Chief Compliance Officer, Blackstone (2013 – 2016);

[1]

Term of office of each Trustee is indefinite until his or her resignation, removal, or death. Any Trustee of the Fund may be removed from office in accordance with the provisions of the Trust’s Declaration of Trust and Bylaws.

[2]

As of December 31, 2019 the “Fund Complex” consists of the Fund, Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Alternative Alpha Master Fund funds managed by Blackstone / GSO Debt Funds Management LLC (Blackstone / GSO Floating Rate Enhanced Income Fund, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone /GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, and Blackstone / GSO Secured Lending Fund), and funds managed by Blackstone Real Estate Income Advisors L.L.C. (Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund). Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, and Blackstone Alternative Alpha Master Fund, which are overseen by the Trustees, are in the process of being liquidated as of the date of this Report.

[3]

Mr. Coates is being treated as an “interested person” of the Fund, as defined in the 1940 Act, due to his employment by Envestnet, Inc., which conducts business with certain Sub-Advisers and may conduct business with the Adviser and/or its affiliates in the future.

[4]	Executive title, not a board directorship.

[5]	Mr. Koffler is an “interested person” of the Fund, as defined in the 1940 Act, due to his position with the Adviser and its affiliates.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2020

Officers:

Name and Year of Birth of Officer	Position(s) Held with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Gavin (1969)	President (Principal Executive Officer)	August 2012 to Present	Chief Operating Officer & Senior Managing Director,[2] Blackstone (2007 – Present)

James Hannigan (1983)	Chief Compliance Officer and Chief Legal Officer	Chief Compliance Officer (August 2016 to Present); Chief Legal Officer (March 2015 to Present)	Managing Director,[2] Blackstone (2018 – Present); Vice President, Blackstone (2014 – 2017)

Anti-Money Laundering Officer (August 2016 to September 2018)

Charmagne Kukulka (1989)	Interim Secretary	March 2020 to Present	Associate, Blackstone (2020 – Present); Analyst, (2015 – 2019)

Natasha Kulkarni (1985)	Secretary	May 2018 to Present	Principal, Blackstone (2020 – Present); Vice President, Blackstone (2016 – 2019); Associate, Blackstone (2013 – 2015)

Arthur Liao (1972)	Treasurer (Principal Financial and Accounting Officer)	August 2012 to Present	Senior Managing Director[2], Blackstone (2016 – Present); Chief Financial Officer, BAAM (2007 – Present) and BAIA (2012 – Present); Managing Director[2], Blackstone (2007 – 2015)

Sherilene Sibadan (1976)	Anti-Money Laundering Officer	July 2019 to Present	Senior Vice Present (2016 – Present) Vice President, Blackstone (2013-2016)

[1]	Term of office of each officer is indefinite until his or her death, resignation, removal, or disqualification.

[2]	Executive title, not a board directorship.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2020

Compensation for Trustees

Each of the Independent Trustees is paid by the Fund Complex (as defined below) at a rate of $150,000 per fiscal year in the aggregate for his or her services to the Fund Complex (including the Subsidiaries). Mr. Coates (a Trustee being treated as an “interested person” (as defined in the 1940 Act) of the Fund due to his employment by Envestnet, Inc., which conducts business with certain Investee Funds and may conduct business with the Investment Adviser and its affiliates in the future) is paid by the Fund Complex at a rate of $129,000 per fiscal year in the aggregate for his services to the Fund Complex (excluding the Subsidiaries). The Chairpersons of the Board and the Audit Committee are paid by the Fund Complex an additional $35,000 and $15,000, respectively, per fiscal year. These payments are allocated to the Fund and the other funds in the Fund Complex on the basis of assets under management. The Fund Complex pays for the Trustees’ travel expenses related to Board of Trustees meetings. The Trustees do not receive any pension or retirement benefits from the Fund Complex. In addition, the Fund also pays for a portion of the compensation for the Fund’s Chief Compliance Officer, James Hannigan. No other officers of the Fund received compensation from the Fund during the fiscal year ended March 31, 2020. The following tables set forth information covering the total compensation payable by the Fund during its fiscal year ended March 31, 2020 to the persons who served as Trustees and Officers of the Fund during such period.

Independent Trustees:

Name of Independent Trustee	Aggregate Compensation From the Fund	Total Compensation From the Fund Complex[1]
John M. Brown	$174,471	$185,000
Peter M. Gilbert	$141,718	$150,000
Paul J. Lawler	$141,718	$150,000
Kristen M. Leopold	$155,755	$165,000

Interested Trustees:

Name of Interested Trustee	Aggregate Compensation From the Fund	Total Compensation From Fund Complex[1]
Frank J. Coates	$120,718	$129,000
Peter Koffler	None	None

Name of Compensated Officer	Aggregate Compensation From the Fund	Total Compensation From the Fund Complex[1]
James Hannigan	$200,000	$200,000

[1]

These amounts represent aggregate compensation for the services of each Trustee to each fund in the Fund Complex for which each Trustee serves as trustee and for which Mr. Hannigan serves as the Chief Compliance Officer, including the Fund, its Subsidiaries, Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, and Blackstone Alternative Alpha Master Fund.

Form N-PORT Filings

The Fund files a complete schedule of the Fund’s portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. Holdings and allocations shown on any Form N-PORT are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Blackstone Alternative Investment Funds and Subsidiaries

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March 31, 2020

Proxy Voting Policies

A description of the policies and procedures used to vote proxies related to the Fund’s portfolio securities and information regarding how the Fund voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2019 will be available (1) without charge, upon request, by calling toll free, 1-855-890-7725 and (2) on the SEC’s website at http://www.sec.gov.

Board Approval of the Sub-Advisory Agreements

At meetings of the Board held in person on November 12-13, 2019 and February 20-21, 2020, the Board, including a majority of the Independent Trustees, considered and approved for the Fund (i) the continuation of certain investment sub-advisory agreements ( “Continued Sub-Advisory Agreements”), (ii) certain amended, or amended and restated, investment sub-advisory agreements (“Amended and Restated Sub-Advisory Agreements”), and (iii) certain new investment sub-advisory agreements (“New Sub-Advisory Agreements” and together with the Amended and Restated Sub-Advisory Agreements and Continued Sub-Advisory Agreements, the “Sub-Advisory Agreements”) between BAIA and each of the following sub-advisers (the “Sub-Advisers”):

Continued Sub-Advisory Agreements (approved at November meeting)

•	Cerberus Sub-Advisory I, LLC
•	Waterfall Asset Management, LLC
•	Nephila Capital, Ltd

Amended and Restated Sub-Advisory Agreements (approved at November meeting)

•	Endeavour Capital Advisors Inc. (“Endeavour”)

Continued Sub-Advisory Agreements (approved at February meeting)

•	Endeavour Capital Advisors Inc.
•	HealthCor Management L.P.
•	NWI Management, L.P.

Amended and Restated Sub-Advisory Agreements (approved at February meeting)

•	Emso Asset Management Limited (“Emso”)

New Sub-Advisory Agreements (approved at February meeting)

•	Luminus Management, LLC (“Luminus”)
•	Shelter Growth Capital Partners LLC (“Shelter Growth”)
•	Blackstone Alternative Asset Management L.P. (“BAAM Sovereign Solutions”)[1]

The Board noted that BAIA and the Fund relied on an exemptive order from the SEC that permitted the Fund to hire, and make material amendments to sub-advisory agreements with, discretionary or non-discretionary sub-advisers without a shareholder vote, provided that the Board, including a majority of Independent Trustees, approve the new sub-advisers and material amendments, and certain other conditions are met. The

[1]	The sub-advisory agreement with BAAM Sovereign Solutions has not been signed as of the date of this Report.

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March 31, 2020

Independent Trustees were assisted in their review of the applicable sub-advisory arrangements by their independent legal counsel, and before the meetings, the Board received materials prepared by the Independent Trustees’ independent legal counsel regarding the relevant factors to consider in connection with the approval of the Sub-Advisory Agreements between BAIA and each of the Sub-Advisers. The Board requested and evaluated all the information it deemed reasonably necessary under the circumstances in connection with the approval of the Sub-Advisory Agreements. Prior to the meetings, the Board had requested and received materials prepared by BAIA relating to each Sub-Adviser.

The information the Board received in connection with the consideration of the Sub-Advisory Agreements for each of the existing Sub-Advisers generally included, among other things:

(1)

a Manager Investment Review, which covered, among other things, summary information regarding each Sub-Adviser’s investment thesis, strategy, investment process, and portfolio construction; a risk evaluation; an assessment of business infrastructure, valuation, liquidity, trade execution and allocation, and compliance; and a summary of the key terms of the applicable Sub-Advisory Agreement;

(2)	a sub-adviser “tear sheet,” which covered in greater detail the performance, returns, and investment exposure of each Sub-Adviser that had, presently or in the past, been allocated Fund assets;
(3)	a completed sub-adviser 15(c) questionnaire, which provided each Sub-Adviser’s responses to the Independent Trustees’ request for information; and
(4)

for the existing Sub-Advisers considered at the November 12-13, 2019 meeting of the Board, information regarding actual and potential material conflicts of interest each Sub-Adviser faces relevant to its management of the Fund.

The information the Board received for each newly proposed Sub-Adviser approved at the February 20-21, 2020 meeting of the Board generally included:

(1)	a Manager Investment Review, which covered, in greater detail, the Sub-Adviser’s investment thesis, personnel, and business and financial evaluation; and
(2)

a completed sub-adviser 15(c) questionnaire or, in the case of BAAM Sovereign Solutions, a completed advisers 15(c) questionnaire providing responses to the Independent Trustees’ requests for information.

Prior to the meetings, the Board also received each Sub-Adviser’s responses to information requests under Section 15(c) of the 1940 Act that addressed, among other things:

(i) general financial information; (ii) any material business dealings with Blackstone and the Fund’s service providers; (iii) the Sub-Adviser’s business plan for the Fund for the coming year; (iv) costs, fees, other benefits, and profitability (where provided); and (v) risk management and regulatory compliance matters. Additionally, for each newly proposed Sub-Adviser, the Board received a copy of the Sub-Adviser’s compliance program under Rule 38a-1 under the 1940 Act and code of ethics.

With respect to the Amended and Restated Sub-Advisory Agreements with Endeavour and Emso, approved in November 2019 for Endeavour and February 2020 for Emso, the Board reviewed the proposed changes to each sub-advisory agreement, which the Board had most recently approved at its February 20-21, 2018 meeting for Endeavour and at its August 13-14, 2019 meeting for Emso.

At the meetings, the Board and BAIA discussed the materials that had been provided to the Board, the terms of the Sub-Advisory Agreements, and other relevant considerations. Additionally, the Board (and separately, the Independent Trustees) conferred with the Independent Trustees’ independent legal counsel to consider the information provided. In evaluating the Sub-Advisory Agreements, the Board took into account the fact that

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Supplemental Information (Continued)

March 31, 2020

the compensation paid to the Sub-Advisers would be paid by BAIA from the investment management fee it receives from the Fund and would not increase the fees or expenses otherwise incurred by the Fund or its shareholders.

Following this discussion, the Board, including a majority of the Independent Trustees, determined to approve the Continued Sub-Advisory Agreements, the New Sub-Advisory Agreements, and the Amended and Restated Sub-Advisory Agreements on the basis of the following factors, among others, for each Sub-Adviser:

Nature, Extent, and Quality of the Services

The Board discussed and considered with respect to each Sub-Adviser:

(1)	the Sub-Adviser’s personnel, operations, and, where available, financial condition;
(2)	the Sub-Adviser’s investment expertise and strengths;
(3)	the percentage of Fund assets that are or potentially would be allocated to the Sub-Adviser;
(4)

the investment return on other assets that are managed by the Sub-Adviser and related investment risks or the potential investment return and related investment risks and the extent to which these matters might be relevant to the Sub-Adviser’s management of assets of the Fund;

(5)

the Sub-Adviser’s experience and performance managing hedge funds or other products and the extent to which the Sub-Adviser’s strategy for the Fund would overlap with its strategy for hedge funds or other products;

(6)	where applicable, the Sub-Adviser’s experience and performance as a Sub-Adviser to the Fund since its inception or otherwise; and
(7)	the experience and depth of the Sub-Adviser’s portfolio management team in managing hedge funds or other products and its ability to manage risk.

The Board concluded that the nature, extent, and quality of the sub-advisory services to be provided by each Sub-Adviser were appropriate and thus supported a decision to approve or continue the Sub-Advisory Agreements.

Investment Performance of the Sub-Advisers

The Board considered the investment performance of the Sub-Advisers. With respect to each Sub-Adviser that previously has been allocated a portion of the Fund’s assets, the Board considered information about the performance record of the Fund’s assets managed by the Sub-Adviser (net of trading expenses but gross of investment management fees and Fund operating expenses over various periods, including in many cases the year-to-date period, recent calendar month and year periods, and the inception-to-date period), all as compared to the investment returns of (i) a custom index defined by BAIA and (ii) in the case of certain Sub-Advisers, the Sub-Adviser’s hedge fund strategy. In addition, the Board considered information about performance risk measurements of the assets that are managed by the Sub-Adviser, the custom index, and, if applicable, the Sub-Adviser’s hedge fund strategy, such as annualized return, standard deviation (which is a common measure of volatility), Sharpe ratio, and alpha and beta statistics (where available). On the basis of the Board’s assessment, while recognizing that there can be no assurance of any particular investment outcome, the Board concluded that the investment performance generated by the applicable Sub-Advisers was generally satisfactory and that the Sub-Advisers were capable of providing reasonable investment performance to the Fund.

Costs of Services and Profitability

In analyzing the cost of services and profitability of each Sub-Adviser, the Board discussed (i) each Sub-Adviser’s sub-advisory fee (and proposed sub-advisory fee in the case of Luminus, Shelter Growth, and

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Supplemental Information (Continued)

March 31, 2020

BAAM Sovereign Solutions) for managing the allocated Fund assets, including any fee breakpoints; (ii) each Sub-Adviser’s resources devoted or expected to be devoted to the Fund; and (iii) any information provided in response to inquiries regarding the profitability to each Sub-Adviser from providing sub-advisory services to the Fund. The Board considered the specific resources that each Sub-Adviser devoted or expected to devote to the Fund for investment analysis, risk management, compliance, and order execution, and the extent to which each Sub-Adviser’s investment process is or would be scalable.

The Board noted that the compensation paid to each Sub-Adviser was paid by BAIA, not the Fund, and, accordingly, that the retention of each Sub-Adviser did not increase the fees or expenses otherwise incurred by shareholders of the Fund. It also noted that the terms of each Sub-Adviser’s Sub-Advisory Agreement were the result of separate arm’s-length negotiations between BAIA and the Sub-Adviser. The Board considered information comparing the sub-advisory fees to the fees that each Sub-Adviser charges for providing investment advisory services to certain other clients. The Board also considered information regarding the impact that retaining the Sub-Advisers as sub-advisers to the Fund has or would have on BAIA’s profitability, as well as information about the blended average of all sub-advisory fees that BAIA pays the Sub-Advisers based on allocations of Fund assets among the Sub-Advisers.

The Board concluded that the level of investment sub-advisory fees was appropriate in light of the services to be provided.

Economies of Scale

The Board discussed various financial and economic considerations relating to the arrangement with each Sub-Adviser, including economies of scale and the current and proposed breakpoints in the sub-advisory fees for certain Sub-Advisers. The Board further noted that it would have the opportunity to periodically re-examine whether the Fund had achieved economies of scale, as well as the appropriateness of sub-advisory fees payable to each Sub-Adviser, with respect to different asset sizes of the portfolio, in the future. The Board also noted that although not directly related to the sub-advisory fees payable to the Sub-Advisers, certain Fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels, although the Fund’s expenses were sufficiently limited at the time of the meetings such that the expense cap did not currently apply.

Other Benefits

The Board discussed other potential benefits that each Sub-Adviser may receive from the Fund, including soft dollar arrangements, receipt of brokerage and research services, and the opportunity to offer additional products and services to the Fund’s shareholders or BAIA. The Board noted that each Sub-Adviser benefited from its relationship with BAIA. The Board concluded that other ancillary or “fall out” benefits derived by each Sub-Adviser from its relationship with BAIA or the Fund, to the extent such benefits were identifiable or determinable, were reasonable and fair, resulted from the provision of appropriate services to the Fund and its shareholders, and were consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations

The Board reviewed and considered certain terms and conditions of each Sub-Adviser’s Sub-Advisory Agreement. After discussion, the Board concluded that the terms of each Sub-Adviser’s Sub-Advisory Agreement were reasonable and fair. It was noted that the Board would have the opportunity to periodically re-examine the terms of each Sub-Adviser’s Sub-Advisory Agreement in the future.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2020

Conclusion

The Board, including a majority of the Independent Trustees, concluded that the fees payable under each of the Sub-Advisory Agreements were fair and reasonable with respect to the services that each Sub-Adviser provides (and is proposed to provide in the case of Luminus, Shelter Growth, and BAAM Sovereign Solutions) to the Fund and in light of the other factors described above that the Board deemed relevant. The Board noted that both BAIA and the Board had previously determined, or determined at the meetings, that each Sub-Adviser’s compliance program was reasonably designed to prevent the violation of federal securities laws within the meaning of Rule 38a-1 under the 1940 Act and that each Sub-Adviser’s code of ethics was reasonably designed to prevent “access persons” (as defined in Rule 17j-1 under the 1940 Act) from engaging in any act, practice, or course of business prohibited by Rule 17j-1 under the 1940 Act. The Board based its approval or continuation of each Sub-Adviser’s Sub-Advisory Agreement on a comprehensive consideration of all relevant information presented to the Board at its meetings throughout the year, as applicable, and not as a result of any single controlling factor. The Board was assisted by the advice of independent legal counsel in approving each Sub-Adviser’s Sub-Advisory Agreement.

Board Approval of the Investment Management Agreement for Blackstone Multi-Strategy Fund, and each of its Wholly Owned Subsidiaries

At a meeting of the Board held in person on February 20-21, 2020, the Board, including all of the Independent Trustees, considered and approved (a) the investment management agreement by and between BAIA and the Trust, on behalf of the Blackstone Alternative Multi-Strategy Fund (the “BAMSF Investment Management Agreement”); and (b) the investment management agreements between BAIA and each of Blackstone Alternative Multi-Strategy Sub Fund II Ltd., Blackstone Alternative Multi-Strategy Sub Fund III L.L.C., and Blackstone Alternative Multi-Strategy Sub Fund IV L.L.C. (the “Sub Funds”) (collectively, the “Sub Fund Agreements” and together with the BAMSF Investment Management Agreement, the “BAIA Investment Management Agreements”). Because the Sub Funds are wholly owned subsidiaries of the Fund, and because BAIA provides investment management services to the Fund and its Sub Funds on a collective basis, the Trustees evaluated the arrangements between BAIA and the Fund collectively with BAIA’s arrangements with the Sub Funds.

The Independent Trustees were assisted in their review of the BAIA Investment Management Agreements by their independent legal counsel. The Board requested and evaluated all the information it deemed reasonably necessary under the circumstances in connection with the approval of the BAIA Investment Management Agreements. Before the meeting, the Board received, among other things, (1) materials prepared by the Independent Trustees’ independent legal counsel regarding the relevant factors to consider in connection with the approval of the continuation of the BAIA Investment Management Agreements; (2) a presentation by BAIA relating to, among other things, BAIA’s experience and qualifications to serve as adviser to the Fund and the Sub Funds; (3) analysis of the fees and expenses of the Fund (on a combined basis with the fees and expenses of the Sub Funds) as compared with a peer group of funds; (4) analysis of BAIA’s profitability for providing services to the Fund (on a combined basis with the Sub Funds); (5) information regarding BAIA’s Code of Ethics and compliance program; and (6) materials prepared by an outside firm, unaffiliated with the Fund or BAIA, that is in the business of regularly preparing reports for use by fund boards in considering investment advisory agreement approvals (the “Service Provider”) comparing the management fee rate and total operating expenses of the Fund (on a combined basis with the fees and expenses of the Sub Funds) to those of a peer group of funds determined by the Service Provider.

Prior to the meeting, the Board received BAIA’s responses to an information request under Section 15(c) of the 1940 Act that addressed, among other things: (i) general financial information; (ii) any material business dealings with the Fund’s service providers; (iii) BAIA’s business plan for the Fund for the coming year; (iv) costs, fees, other benefits, and profitability; and (v) risk management and regulatory compliance matters.

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2020

At the meeting, there was a discussion regarding the materials that had been provided to the Board, the terms of the BAIA Investment Management Agreements, the services being provided by BAIA, and other relevant considerations. Following this discussion, the Board, including all of the Independent Trustees, determined to renew the BAIA Investment Management Agreements for an additional period of no more than twelve months ending March 31, 2021 on the basis of the following factors, among others:

Nature, Extent, and Quality of the Services

The Board discussed BAIA’s personnel, operations, and financial condition and considered:

(1)	the background and experience of key investment personnel and BAIA’s ability to attract and retain talent;
(2)	BAIA’s focus on analysis of complex asset categories, including alternative investments;
(3)	BAIA’s disciplined investment approach and commitment to investment principles;
(4)	BAIA’s manager selection and due diligence process;
(5)	BAIA’s significant risk management, compliance, portfolio allocation, and operational efforts;
(6)	BAIA’s and Blackstone Advisory Partner L.P.’s strategic planning for the Fund in the marketplace; and
(7)	BAIA’s oversight of and interaction with sub-advisers and other service providers.

The Board concluded that the nature, extent, and quality of the management services provided were appropriate and thus supported a decision to renew the BAIA Investment Management Agreements. The Board also concluded that BAIA likely would be able to provide during the coming year the same quality of investment management and related services as provided in the past and that these services are appropriate in scope and extent in light of the Fund’s and the Sub Funds’ operations, the competitive landscape, and shareholders’ expectations.

Investment Performance of the Investment Adviser

The Board, including the Independent Trustees, received and considered information about (i) the one year, inception-to-date, quarter-to-date, year-to-date, and trailing three months performance information of the Fund (net of fees and expenses), each as compared to the HFRX Global Hedge Fund Index, the Morningstar Category Average, Bloomberg Barclay’s Global Aggregate Bond Index, and MSCI World Total Return Index (the “Comparative Indices”); (ii) the historical monthly performance of the Fund since inception (net of fees and expenses); (iii) the inception-to-date standard deviation (a measurement of volatility) and Sharpe ratio (a measurement of risk-adjusted return) of the Fund as compared to the Comparative Indices; (iv) information about inception-to-date, one year, three year, and five year performance and risk measurements of the Fund as compared to a peer group selected by BAIA’s Mandate Oversight Committee (the “Committee”) (which included five funds in the Service Provider-prepared peer group) such as (a) annualized return, (b) standard deviation, (c) Sharpe ratio, (d) beta and alpha against the S&P 500, and (e) alpha against a custom benchmark index. The Board further considered information about the Fund’s inception-to-date, one-year, and three-year performance, volatility, Sharpe ratio, and beta ratio versus that of several indices.

The Board noted that, as of December 31, 2019 (i) the inception-to-date performance return was less than the corresponding returns of the MSCI World Total Return Index, but greater than the corresponding returns of the HFRX Global Hedge Fund Index, Morningstar Category Average, and the Bloomberg Barclays Global Aggregate Bond Index; (ii) the one-year performance return was less than the corresponding return of the HFRX Global Hedge Fund Index, Morningstar Category Average, Bloomberg Barclay’s Global Aggregate Bond Index and the MSCI World Total Return Index; (iii) the inception-to-date performance return was

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2020

greater than the corresponding return for all of the six other funds in the Committee-prepared peer group (which included five funds in the Service Provider-prepared peer group) for which this information was shown; and (iv) the one-year performance return was greater than two of the six other funds in the Committee-prepared peer group (which included five funds in the Service Provider-prepared peer group) for which this information was shown.

Taking into account such factors, the Board concluded that the investment performance generated by BAIA was generally satisfactory and that BAIA was capable of generating a level of long term investment performance that is appropriate in light of the Fund’s and the Sub Funds’ investment objectives, policies, and strategies, although recognizing that there can be no assurance of any particular investment outcome.

Fees and Expenses

The Board, including the Independent Trustees, compared the fee and expense ratio of the Fund’s Class I, Class Y, Class D, and Class R shares (before and after any fee waivers and expense reimbursements) for the calendar year ended December 31, 2019 against the fee and expense ratios of the Service Provider-prepared peer group. The Board also considered BAIA’s views as to the appropriateness of the Service Provider peer group. Specifically, the Board considered data based on information provided by the Service Provider indicating that, for the Fund’s Class I shares: (i) the contractual (before waivers) management (including both investment management and administration fees) fee rate was higher than the fee rate of seven of the eight other funds in the Service Provider peer group; (ii) total net expenses (management fee and expenses after waiver) were higher than all eight other funds in the Service Provider peer group; and (iii) total fees were higher than all eight other funds in the Service Provider peer group.

The Board also took into consideration the peer group analysis prepared by BAIA, under the guidance of the Committee, which showed fees and expenses of the Fund’s Class I, Class Y, Class D, and Class R shares and a group of six competitor funds selected by BAIA (including five funds from the Service Provider-prepared peer group). The Board noted that: (i) the contractual (before waivers) management fee rate for the Fund’s Class I, Class Y, Class D, and Class R shares was higher than the fee rate of five of the six other funds in the broader Committee-prepared peer group; (ii) total net expenses (management fee and expenses after waiver) for the Fund’s Class I, Class Y, and Class D shares were lower than one of the six funds in the broader Committee-prepared peer group; and (iii) total fees for Class I and Class Y were higher than five and total fees for Class D were higher than six out of the six other funds in the broader Committee-prepared peer group.

The Board noted that no Class R shares were outstanding as of December 31, 2019. The Board considered the Fund’s fees and expenses in light of the scope, quality, and complexity of services provided by BAIA and determined that, given the scope, quality, and complexity of services provided by BAIA, the fees, while higher than those charged by peers, were appropriate. On the basis of the factors considered and information presented, the Board determined that the Fund’s fee rates were reasonable.

Costs of Services and Profitability

In analyzing the cost of services and profitability of BAIA, the Board considered BAIA’s resources devoted to the Fund as well as the revenues earned and expenses incurred by BAIA. The Board also considered profitability data provided by BAIA showing fees, revenues, and overhead expenses of the Fund. The Board took into account the significant investment by, and cost to, BAIA regarding service infrastructure to support the Fund and its investors. On the basis of the Board’s review of the fees to be charged by BAIA for investment advisory and related services, the relatively unique, and highly specialized, nature of the Fund’s investment program, BAIA’s financial information, and the estimated overhead costs associated with managing the Fund, the Board concluded that the level of investment management fees is appropriate in light

Blackstone Alternative Investment Funds and Subsidiaries

Supplemental Information (Continued)

March 31, 2020

of the services provided, the management fees and overall expense ratios of comparable investment companies, and the cap on expenses established by the expense limitation agreement.

Economies of Scale

The Board discussed various financial and economic considerations relating to the arrangement with BAIA, including economies of scale. The Board considered the management fee breakpoint for the Fund, noting that, for collective net assets of the Fund and its Sub Funds up to $2.5 billion, the management fee is calculated at a rate of 1.95%, and for collective net assets greater than or equal to $2.5 billion, the management fee is calculated at a rate of 1.80%. The Board concluded that the management fees, with the current breakpoint in place, reflected the complexity of the Fund’s and the Sub Funds’ operations and were reasonable in light of the Fund’s and Sub Funds’ current and anticipated size. The Board noted that it will have the opportunity to periodically re-examine whether the Fund and the Sub Funds had achieved economies of scale, as well as the appropriateness of management fees payable to BAIA, in the future. The Board further noted that certain Fund expenses were subject to an expense cap, an undertaking by BAIA intended to limit the Fund’s overall expenses at smaller asset levels.

Other Benefits

The Board discussed other potential benefits that BAIA may receive from the Fund. The Board noted that BAIA indicated that it does not expect to receive significant ancillary, soft dollar, or other “fall out” benefits as a result of its relationship with the Fund. The Board concluded that other benefits derived by BAIA from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and its shareholders, and are consistent with industry practice and the best interests of the Fund and its shareholders.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under the BAIA Investment Management Agreements were fair and reasonable with respect to the services that BAIA provides to the Fund it manages and in light of the other factors described above that the Board deemed relevant. The Board, including all of the Independent Trustees, determined to approve the continuation of the BAIA Investment Management Agreements based on a comprehensive consideration of all information presented to the Board at its meetings throughout the year and not as a result of any single controlling factor. The Board was assisted by the advice of the Independent Trustees’ independent legal counsel in this determination.

Liquidity Risk Management Program Discussion

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (“Program”). The Program’s principal objectives include assessing, managing, and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.

The Board has appointed BAIA as the program administrator for the Fund’s Program. BAIA expects to carry out its responsibilities as Program Administrator through its Liquidity Risk Committee (the “Committee”). BAIA uses a third-party service provider to provide preliminary liquidity classifications for the Fund’s investments. At the February 20-21, 2020 meeting, the Committee provided the Board with a report addressing the operation of the program and assessing its adequacy and effectiveness of implementation for the period June 1, 2019 through December 31, 2019. The Committee reported as to the following, among other things:

•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;

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Supplemental Information (Continued)

March 31, 2020

•	there were no material changes to the Program, the reasonably anticipated trading sizes, or the value impact standards during the period;
•	the implementation of the Program was effective in assessing, monitoring, and managing the liquidity risk of the Fund’s portfolio during the period; and
•	the Program remains adequately designed.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Additional Information

The Fund’s Statement of Additional Information includes additional information about the Trustees. The Statement of Additional Information is available upon request, without charge, by calling toll free 1-855-890-7725.

Copies of this annual shareholder report are available upon request to prior shareholders of the Multi-Strategy Fund, without charge, by calling toll free 1-855-890-7725.

Blackstone

Rev January 2020

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎   Assets and investment experience

∎   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Email us at GLB.privacy@blackstone.com

Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Real Estate Income Trust, Inc., Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund, Blackstone / GSO Floating Rate Enhanced Income Fund and Blackstone / GSO Secured Lending Fund and Blackstone / GSO Floating Rate Enhanced Income Fund
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

∎   open an account or give us your income information

∎   provide employment information or give us your contact information

∎   tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

∎   sharing for affiliates’ everyday business purposes—information about your creditworthiness

∎   affiliates from using your information to market to you sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Our joint marketing partners include financial services companies.

Other Important Information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

Contact Us

If you have any questions or comments about this Privacy Notice, or if you would like us to update information we have about you or your preferences, please email us at PrivacyQueries@Blackstone.com or access our web form www.blackstone.com/privacy.

You also may write to:

The Blackstone Group Inc.

Attn: Legal & Compliance

345 Park Avenue

New York, NY 10154

Blackstone

GDPR PRIVACY STATEMENT

DATA PRIVACY NOTICE FOR INVESTORS

Why are you seeing this notice?

•

You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers that are subsidiaries of The Blackstone Group Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

•

We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

•

“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information that relates to, describes, identifies or can be used, directly or indirectly, to identify an individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

•

We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’/anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.

Who is providing this notice?

Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, operations and entities globally, including as described at this link: https://www.blackstone.com/privacy#appendixA.

•

For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).

•	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.
•

Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

•

We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, our contact details are below.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.

Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

What Personal Data do we collect about you?

The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment.

The Personal Data collected about you will help us to provide you with a better service and facilitate our business relationship.

We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

As a result of our relationship with you as an investor, in the past 12 months we may have collected Personal Data concerning you in the following categories:

a)

Identifiers (e.g., real name, alias, postal address, email address, social security or driver’s licence number, government ID, signature, telephone number, education, employment, employment history, financial information, including tax-related information/codes and bank account details, information used for monitoring and background checks to comply with laws and regulations, including ‘know your client’, anti-money laundering, and sanctions checks, and other contact information);

b)	Sensitive/protected characteristic information (e.g., age/date of birth, nationality, citizenship, country of residence, gender, and other information used to comply with laws and regulations);
c)

Commercial information (e.g., assets, income, transaction and investment history, accounts at other institutions, information concerning source of funds and any applicable restrictions on your investment such as political exposure or sanctions);

d)	Internet or other network activity (e.g., browsing or search history, information regarding interaction with an internet website, application, or advertisement, online identifiers such as cookies);
e)

Sensory and surveillance data (e.g., recordings of telephone calls where permitted or required by law, video surveillance recordings, and other records of your interactions with us or our service providers, including electronic communications);

f)	Professional or employment-related information (e.g., current or past job history); and
g)

Inferences drawn from other personal information (e.g., profiles reflecting preferences and trends, based on information such as assets, investment experience, risk tolerance, investment activity, and transaction history).

Where do we obtain your Personal Data?

We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

	WHAT	HOW
1	Personal Data that you give us

•  from the forms and any associated documentation that you complete when subscribing for an investment, shares and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving licence, your national insurance or social security number and income, employment information and details about your investment or retirement portfolio(s)

•  when you provide it to us in correspondence and conversations, including electronic communications such as email and telephone calls

•  when you make transactions with respect to the Fund

•  when you interact with our online platforms and websites (such as bxaccess.com)

•  when you purchase securities from us and/or tell us where to send money

•  from cookies, web beacons, and similar interactions when you or your devices access our sites

	WHAT	HOW
2	Personal Data that we obtain from others

We obtain Personal Data from:

•  publicly available and accessible directories and sources

•  bankruptcy registers

•  tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

•  governmental and competent regulatory authorities to whom we have regulatory obligations

•  credit agencies

•  fraud prevention and detection agencies/organisations

•  transaction counterparties

Why do we process your Personal Data?

We may process or disclose your Personal Data for the following reasons:

	WHY	HOW
1	Contract

It is necessary to perform our contract with you to:

•  administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares) in our Funds

•  meet the resulting contractual obligations we have to you

•  facilitate the continuation or termination of the contractual relationship between you and the Fund

•  facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

2	Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

•  undertake our client and investor due diligence, and on-boarding checks

•  carry out verification, ‘know your client’, terrorist financing, sanctions, and anti-money laundering checks

•  verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

•  comply with requests from regulatory, governmental, tax and law enforcement authorities

•  carry out surveillance and investigations

•  carry out audit checks

•  maintain statutory registers

•  prevent and detect fraud

•  comply with sanctions requirements

3	Legitimate interests

For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

•  manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

•  assess and process any applications or requests made by you

•  open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

•  send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

•  address or investigate any complaints, claims, proceedings or disputes

•  provide you with, and inform you about, our investment products and services

•  monitor and improve our relationships with investors

WHY	HOW

•  comply with applicable regulatory obligations, including anti-money laundering, sanctions and ‘know your client’ checks

•  assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, ‘know your client’ and sanctions checks)

•  manage our risk and operations

•  comply with our accounting and tax reporting requirements

•  comply with our audit requirements

•  assist with internal compliance with our policies and processes

•  ensure appropriate group management and governance

•  keep our internal records

•  prepare reports on incidents/accidents

•  protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

•  analyse and manage commercial risks

•  seek professional advice, including legal advice

•  enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

•  facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

•  monitor communications to/from us using our systems

•  protect the security and integrity of our information technology systems

•  manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent/agent banks

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Who we share your Personal Data with

Your Personal Data will be shared with:

WHO	WHY
Fund Associates

We share your Personal Data with our associates, related parties and members of our group. This is:

•  to manage our relationship with you

•  for the legitimate interests of a third party in carrying out anti-money laundering and compliance checks required of them under applicable laws and regulations

•  for the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Investment Advisers

•  delivering the services you require

•  managing your investment

•  supporting and administering investment-related activities

•  complying with applicable investment, anti-money laundering and other laws and regulations

WHO	WHY
Tax Authorities

•  to comply with applicable laws and regulations

•  where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

•  where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers

•  delivering and facilitating the services needed to support our business relationship with you

•  supporting and administering investment-related activities

•  where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks

•  assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

•  sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers	• providing you with investment-related services • to comply with applicable legal and regulatory requirements

In exceptional circumstances, we will share your Personal Data with:

•	competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in any country or territory; and
•	other organisations and agencies – where we are required to do so by law.

For California residents, in the preceding 12 months, we may have disclosed Personal Data listed in any of the categories in section 3 above for a business purpose (in particular, as described in this section).

We have not sold Personal Data in the 12 months preceding the date of this Data Privacy Notice.

Do you have to provide us with this Personal Data?

Where we collect Personal Data from you, we will indicate if:

•	provision of the Personal Data is necessary for our compliance with a legal obligation; or
•	it is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes. Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.

Sending your Personal Data internationally

We will transfer your Personal Data between different countries to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third party service providers. These countries may not have similarly strict data protection and privacy laws, and will include those countries in which our affiliates and service providers operate (and may include, for example, transfers from the UK/EEA or Cayman Islands to a jurisdiction outside of such territory).

Where we transfer Personal Data to other members of our group, our service providers or another third party recipient from one country to another, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).

Please contact us if you would like to know more about these agreements or receive a copy of them. Please see below for our contact details.

Consent – and your right to withdraw it

We do not generally rely on obtaining your consent to process your Personal Data. If we do, you have the right to withdraw this consent at any time. Please contact us or send us an email at PrivacyQueries@Blackstone.com at any time if you wish to do so.

Retention and deletion of your Personal Data

We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

•	retain Personal Data about you throughout the life cycle of any investment you are involved in; and
•	retain some Personal Data after your relationship with us ends.

As a general principle, we do not retain your Personal Data for longer than we need it.

We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal/regulatory requirement, or business purpose, for retaining your Personal Data.

Your rights

You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

•

access your Personal Data, and some related information, including the purpose for processing the Personal Data, the categories of recipients of that Personal Data to the extent that it has been transferred internationally, and, where the Personal Data has not been collected directly from you, the source (the category information)

•	restrict the use of your Personal Data in certain circumstances
•	have incomplete or inaccurate Personal Data corrected
•	ask us to stop processing your Personal Data
•	require us to delete your Personal Data in some limited circumstances

You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

California residents may also request certain information about our disclosure of Personal Data during the prior year, including category information (as defined above).

We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.

If you wish to exercise any of these rights, please contact us (details below).

From 25 May 2018, you also have the right in some circumstances to request for us to “port” your Personal Data in a portable, re-usable format to other organisations (where this is possible).

Concerns or queries

We take your concerns very seriously. We encourage you to bring it to our attention if you have any concerns about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

Please also contact us via any of the below contact methods if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority
Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky)
European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080
United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/)

Contact us

Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.

Contact us by email or access our web form at PrivacyQueries@Blackstone.com.

Contact us in writing using this address:

Address	For EU/UK related queries: 40 Berkeley Square, London, W1J 5AL, United Kingdom All other queries: The Blackstone Group Inc. Attn: Legal & Compliance 345 Park Avenue, New York, NY 10154

Changes to this Data Privacy Notice

We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (www.bxaccess.com).

This Data Privacy Notice was last updated in January 2020.

Blackstone Alternative Multi-Strategy Fund

a series of Blackstone Alternative Investment Funds

Trustees

John M. Brown, Chairman

Frank J. Coates

Paul J. Lawler

Kristen M. Leopold

Peter Koffler

Peter M. Gilbert

Investment Adviser

Blackstone Alternative Investment Advisors LLC

345 Park Avenue

New York, New York 10154

Administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Officers

Brian F. Gavin, President and Principal Executive Officer

Arthur Liao, Treasurer and Principal Financial and Accounting Officer

James Hannigan, Chief Legal Officer and Chief Compliance Officer

Natasha Kulkarni, Secretary

Charmagne Kukulka, Interim Secretary

Sherilene Sibadan, Anti-Money Laundering Officer

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Alternative Multi-Strategy Fund for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information, on the Fund’s website at www.bxmix.com. You can also get this information at no cost by calling the Fund at 1-855-890-7725.

Item 2.	Code of Ethics.

(a) The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No disclosures are required by this Item 2(b).

(c) The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”) was amended (i) to provide examples of conflicts of interest relevant to the Registrant’s principal executive officer and principal financial officer (“Covered Persons”), including the types of relationships that should be disclosed to the Registrant’s chief compliance officer; (ii) to note certain disclosure, reporting, and confidentiality obligations, such as the obligation to provide fair and full responses to any questionnaires and the obligation to encourage and counsel other persons to adhere to the standards under the Code; (iii) to codify the procedures the Registrant will follow in enforcing the Code; and (iv) to incorporate an affirmation in which a Covered Person affirms that such Covered Person received, read and understands the Code, has complied with the requirements of the Code during the applicable reporting period, and will cooperate with any investigation or inquiry into a violation of the Code. Other non-material changes were also made in connection with this amendment. A copy of the amended Code is filed as an exhibit to this Form N-CSR.

(d) There have been no waivers granted by the Registrant to individuals covered by the Registrant’s code of ethics during the reporting period for this form N-CSR.

(e) Not applicable.

(f) A copy of the Registrant’s code of ethics is attached as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee (the “Committee”).

(2) The audit committee financial expert is Kristen M. Leopold, who is “independent” for purposes of this Item 3 of Form N-CSR.

(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

		Current Fiscal Year(1)	Previous Fiscal Year
(a)	Audit Fees	$230,000	$220,000
(b)	Audit-Related Fees	$0	$0
(c)	Tax Fees(2)	$39,000	$37,500
(d)	All Other Fees	$0	$0

(1)	No fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the current fiscal year.

(2)	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1) Disclose the Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The charter for the Committee requires that the Committee pre-approve (i) all audit and non-audit services that the Registrant’s independent auditors provide to the Registrant, and (ii) all non-audit services that the Registrant’s independent auditors provide to Blackstone Alternative Investment Advisors LLC (“BAIA”), the investment adviser of the Registrant, and any entity controlling, controlled by, or under common control with BAIA that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	Current Fiscal Year	Previous Fiscal Year
(b)	0%	0%
(c)	0%	0%
(d)	0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant.

Current Fiscal Year	Previous Fiscal Year
$0	$0

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13.	Exhibits.

(a) (1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(3)	Not applicable.

(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Blackstone Alternative Investment Funds

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, President (Principal Executive Officer)

Date	May 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian F. Gavin
Brian F. Gavin, President (Principal Executive Officer)

Date	May 26, 2020

By (Signature and Title)	/s/ Arthur Liao
Arthur Liao, Treasurer (Principal Financial and Accounting Officer)

Date	May 26, 2020